Registration No. 33-25301
                                                                        811-5685
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / X /

         Pre-Effective Amendment No.

         Post-Effective Amendment No.  31
                                      ----
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /

         Amendment No.  34
                       ----


                          Williamsburg Investment Trust
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

              312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 629-2000
                                                    --------------

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to Rule 485(b)
/x/  on August 1, 1998 pursuant to Rule 485(b)
/ /  ___ days after filing pursuant to Rule 485(a)
/ /  on (      ) pursuant to Rule 485(a)

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                          WILLIAMSBURG INVESTMENT TRUST
                          -----------------------------

                  Cross-Reference Sheet Pursuant to Rule 495(a)
                  ---------------------------------------------


          Part A                                     Prospectus
          Form Item                                  Cross-Reference
          ---------                                  ---------------

Item 1.   Cover Page                                 Cover Page

Item 2.   Synopsis                                   Prospectus Summary;
                                                     Synopsis of Costs and
                                                     Expenses

Item 3.   Condensed Financial                        Dividends, Distributions,
          Information                                Taxes and Other
                                                     Information

Item 4.   General Description                        Investment Objective,
          of Registrant                              Investment Policies and
                                                     Risk Considerations;
                                                     Management of the Fund

Item 5.   Management of the Fund                     Management of the Fund

Item 5A.  Management's Discussion                    Not Applicable
          of Fund Performance

Item 6.   Capital Stock and                          Tax Status; Dividends,
          Distributions,                             Taxes and Other
          Other Securities                           Information

Item 7.   Purchase of Securities                     How to Purchase Shares;
          Being Offered                              How Net Asset Value is
                                                     Determined; Application

Item 8.   Redemption or Repurchase                   How to Redeem Shares

Item 9.   Pending Legal Proceedings                  Not Applicable


                                                     Statement of
          Part B                                     Additional Information
          Form Item                                  Cross-Reference
          ---------                                  ---------------

Item 10.  Cover Page                                 Cover Page

Item 11.  Table of Contents                          Cover Page

Item 12.  General Information                        Capital Shares and Voting
          and History

Item 13.  Investment Objectives                      Investment Objective and
          and Policies                               Policies; Investment
                                                     Limitations

Item 14.  Management of the Fund                     Trustees and Officers

Item 15.  Control Persons and                        Not Applicable
          Principal Holders of
          Securities

Item 16.  Investment Advisory and                    Investment Advisor;
          Other Services                             Administrator;
                                                     Other Services

Item 17.  Brokerage Allocation                       Brokerage

Item 18.  Capital Stock and                          Capital Shares and Voting
          Other Securities

Item 19.  Purchase, Redemption and                   Special Shareholder
          Pricing of Securities                      Services; Purchase of
          Being Offered                              Shares; Redemption of
                                                     Shares; Net Asset Value
                                                     Determination

Item 20.  Tax Status                                 Additional Tax
                                                     Information

Item 21.  Underwriters                               Not Applicable

Item 22.  Calculation of                             Calculation of
          Performance Data                           Performance Data

Item 23.  Financial Statements                       Not Applicable

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS
                            -----------------------

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


                            PROSPECTUS NO-LOAD FUNDS
                                 August 1, 1998

                                 No-Load Funds

PROSPECTUS                            THE                          NO-LOAD FUNDS
August 1, 1998              FLIPPIN, BRUCE & PORTER

                                     FUNDS
                            -----------------------
                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund

--------------------------------------------------------------------------------

The FBP CONTRARIAN EQUITY FUND seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP CONTRARIAN BALANCED FUND seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the "Funds") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus.


A Statement of Additional Information dated August 1, 1998, containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ........................................................    2
Synopsis of Costs and Expenses ............................................    3
Financial Highlights ......................................................    4
Investment Objectives, Investment Policies and Risk Considerations ........    6
How to Purchase Shares ....................................................   12
How to Redeem Shares ......................................................   14
How Net Asset Value is Determined .........................................   15
Management of the Funds ...................................................   15
Dividends, Distributions, Taxes and Other Information .....................   17
Application ...............................................................   21
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE  FUNDS.  The FBP  Contrarian  Equity  Fund (the  "Equity  Fund") and the FBP
Contrarian Balanced Fund (the "Balanced Fund") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund". Each represents a separate mutual fund with its own investment objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus.

INVESTMENT OBJECTIVES. The Equity Fund's investment objective is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The Balanced Fund's investment objectives are long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

INVESTMENT APPROACH. In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is utilized. Contrarian investing entails the acquisition of securities of companies which, in the Adviser's judgment, are undervalued in the securities markets, usually because they are out of favor with most of the investment community. A company's securities may be out of favor because, for example, of earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons. Such securities are selected based upon the Adviser's assessment of historical valuations, future recovery prospects and other factors. (See "Investment Objectives, Investment Policies and Risk Considerations.")

INVESTMENT ADVISER. Flippin, Bruce & Porter, Inc. (the "Adviser") serves as investment adviser to each of the Funds. For its services, the Adviser receives compensation of 0.75% of the average daily net assets of each of the Funds. The fees are reduced for either Fund when the assets of the particular Fund exceed $250 million. (See "Management of the Funds.")

PURCHASE OF SHARES. Shares are offered "No-Load", which means they may be purchased directly from the Funds without the imposition of any sales or 12b-1 charges. The minimum initial purchase for either Fund is $25,000 ($1,000 for IRAs or Keogh accounts). Subsequent investments in both Funds must be $1,000 or more ($300 for IRA or Keogh accounts). Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed at least annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

                           FBP CONTRARIAN EQUITY FUND

SHAREHOLDER TRANSACTION EXPENSES: ................................         None


ANNUAL FUND OPERATING EXPENSES:
  (As a percentage of average daily net assets)
Investment Advisory Fees .........................................        0.75%
Administrator's Fees .............................................        0.20%
Other Expenses ...................................................        0.17%
                                                                          -----
Total Fund Operating Expenses ....................................        1.12%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $11          $36           $62           $136


                          FBP CONTRARIAN BALANCED FUND

SHAREHOLDER TRANSACTION EXPENSES: ................................         None


ANNUAL FUND OPERATING EXPENSES:
  (As a percentage of average daily net assets)
Investment Advisory Fees .........................................        0.75%
Administrator's Fees .............................................        0.19%
Other Expenses ...................................................        0.10%
                                                                          -----
Total Fund Operating Expenses ....................................        1.04%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $11          $33           $57           $127

The purpose of the foregoing tables is to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1998. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.

FBP CONTRARIAN EQUITY FUND
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                                                                          July 30,
                                                                     Years Ended March 31,               1993(a) To
                                                      ------------------------------------------------    March 31,
                                                         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............  $   16.08    $   14.21    $   11.21    $   10.15    $   10.00
                                                      ---------    ---------    ---------    ---------    ---------
Income from investment operations:
   Net investment income ...........................       0.19         0.22         0.24         0.21         0.12
   Net realized and unrealized gains on investments        5.98         2.24         3.05         1.14         0.19
                                                      ---------    ---------    ---------    ---------    ---------
Total from investment operations ...................       6.17         2.46         3.29         1.35         0.31
                                                      ---------    ---------    ---------    ---------    ---------
Less distributions:
   Dividends from net investment income ............      (0.19)       (0.22)       (0.24)       (0.23)       (0.10)
   Distributions from net realized gains ...........      (0.61)       (0.37)       (0.05)       (0.06)       (0.06)
                                                      ---------    ---------    ---------    ---------    ---------
Total distributions ................................      (0.80)       (0.59)       (0.29)       (0.29)       (0.16)
                                                      ---------    ---------    ---------    ---------    ---------
Net asset value at end of period ...................  $   21.45    $   16.08    $   14.21    $   11.21    $   10.15
                                                      =========    =========    =========    =========    =========
Total return .......................................      38.90%       17.65%       29.54%       13.52%        4.59%(c)
                                                      =========    =========    =========    =========    =========
Net assets at end of period (000's) ................  $  35,322    $  16,340    $   9,090    $   5,323    $   3,135
                                                      =========    =========    =========    =========    =========
Ratio of net expenses to average net assets(b) .....       1.12%        1.21%        1.25%        1.25%        1.25%(c)

Ratio of net investment income to average net assets       1.04%        1.50%        1.89%        2.15%        1.98%(c)

Portfolio turnover rate ............................         10%           9%          12%           9%           7%

Average commission rate per share ..................  $  0.0852    $  0.0925           --           --           --


(a)  Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.25%, 1.67%, 2.27% and 3.10%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.

(c)  Annualized.

FBP CONTRARIAN BALANCED FUND
                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                            Years Ended March 31,
                                      --------------------------------------------------------------------
                                        1998       1997       1996       1995          1994          1993
----------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of period .............  $ 15.87    $ 14.86    $ 12.80    $ 12.19       $ 12.10       $ 11.10
                                      -------    -------    -------    -------       -------       -------
Income from investment operations:
   Net investment income ...........     0.41       0.42       0.43       0.38          0.33          0.34
   Net realized and unrealized gains
      (losses) on investments ......     4.26       1.49       2.44       0.87          0.15          1.06
                                      -------    -------    -------    -------       -------       -------
Total from investment operations ...     4.67       1.91       2.87       1.25          0.48          1.40
                                      -------    -------    -------    -------       -------       -------
Less distributions:
   Dividends from
      net investment income ........    (0.41)     (0.42)     (0.43)     (0.39)        (0.32)        (0.35)
   Distributions from
      net realized gains ...........    (1.05)     (0.48)     (0.38)     (0.25)        (0.07)        (0.05)
                                      -------    -------    -------    -------       -------       -------
Total distributions ................    (1.46)     (0.90)     (0.81)     (0.64)        (0.39)        (0.40)
                                      -------    -------    -------    -------       -------       -------
Net asset value at end of period ...  $ 19.08    $ 15.87    $ 14.86    $ 12.80       $ 12.19       $ 12.10
                                      =======    =======    =======    =======       =======       =======
Total return .......................    30.22%     13.15%     22.86%     10.54%         3.88%        12.76%
                                      =======    =======    =======    =======       =======       =======
Net assets at end of period (000's)   $55,940    $40,854    $35,641    $25,976       $21,969       $16,435
                                      =======    =======    =======    =======       =======       =======
Ratio of net expenses
   to average net assets ...........     1.04%      1.08%      1.17%      1.17%(b)      1.25%(c)      1.31%(c)

Ratio of net investment income
   to average net assets ...........     2.33%      2.65%      3.04%      3.10%         2.64%         3.09%

Portfolio turnover rate ............       21%        24%        17%        14%           28%           27%

Average commission rate per share ..  $0.0630    $0.0779       --         --            --            --

                                                                  July 3,
                                      Years Ended March 31,      1989(a) To
                                      ---------------------       March 31,
                                        1992          1991          1990
--------------------------------------------------------------------------------
Net asset value at
   beginning of period .............  $  9.90       $  9.75       $ 10.16
                                      -------       -------       -------
Income from investment operations:
   Net investment income ...........     0.36          0.45          0.28
   Net realized and unrealized gains
      (losses) on investments ......     1.17          0.18         (0.42)
                                      -------       -------       -------
Total from investment operations ...     1.53          0.63         (0.14)
                                      -------       -------       -------
Less distributions:
   Dividends from
      net investment income ........    (0.33)        (0.48)        (0.27)
   Distributions from
      net realized gains ...........     --            --            --
                                      -------       -------       -------
Total distributions ................    (0.33)        (0.48)        (0.27)
                                      -------       -------       -------
Net asset value at end of period ...  $ 11.10       $  9.90       $  9.75
                                      =======       =======       =======
Total return .......................    15.71%         6.98%        (1.78%)(d)
                                      =======       =======       =======
Net assets at end of period (000's)   $ 9,572       $ 5,285       $ 3,270
                                      =======       =======       =======
Ratio of net expenses
   to average net assets ...........     1.35%(c)      1.40%(c)      1.84%(c)(d)

Ratio of net investment income
   to average net assets ...........     3.61%         5.07%         4.90%(d)

Portfolio turnover rate ............       14%           13%           16%

Average commission rate per share ..     --            --            --


(a) Effective date of the Fund's initial registration under the Securities Act of 1933, as amended.

(b) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.36%, 1.43%, 1.66%, 1.95% and 2.59% (d) for the periods ended March 31, 1994, 1993, 1992, 1991 and 1990, respectively.

(d)  Annualized.

Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Funds.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

A description of the investment objectives and policies of each Fund appears below. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

THE EQUITY FUND

The investment objective of the Equity Fund is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.

In seeking to achieve the Fund's investment objective, the Adviser follows a contrarian investment approach in the selection and sale of equity securities. The contrarian philosophy is a disciplined form of value management, setting the stage for investors to take advantage of quality securities which in the opinion of the Adviser are undervalued. These securities, while out of favor with much of the investment community when purchased, still retain the fundamental characteristics that may return their performance to historical levels. (See "Investment Selection.")

It is the intention of the Adviser for the Equity Fund to remain fully invested at all times. Equity securities will normally comprise 70-100% of the Fund's assets, while money market instruments will comprise 0-30%. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

THE BALANCED FUND

The investment objective of the Balanced Fund is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including money market instruments, are acquired for income and secondarily for capital appreciation. (See "Investment Selection.")

In addition to investing in various types of securities, the Adviser also invests in various companies, industries and economic sectors. The percentage of assets invested in equities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal market conditions the Balanced Fund's portfolio allocation ranges will be as follows:

                                    % of Total Assets
                                    -----------------
        Equity Securities                 40-70%
        Fixed Income Securities           25-50%
        Money Market Instruments           0-35%

INVESTMENT SELECTION -- EQUITY FUND AND BALANCED FUND
--------------------------------------------------------------------------------

The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund entails the acquisition of securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually include the equity securities of domestic, established companies. Under normal conditions, at least 65% of each Fund's assets will be invested utilizing the contrarian investment approach described herein.

It is the Adviser's belief that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, the Adviser believes, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or (c) the risk of decline in market value is increased. In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Adviser allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments.

As a temporary defensive measure, when the Adviser determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, convertible preferred stocks, and investment rights and warrants traded on domestic securities exchanges or on the over-the-counter market. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. Dollars and traded on U.S. securities markets. The Funds will invest only in sponsored ADRs on foreign equities.

The majority of the equities in the Equity Fund and the equity portion of the Balanced Fund will be in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Adviser's opinion. In determining whether a common stock is undervalued, the Adviser considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the Adviser; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Adviser.

In order to implement the Funds' contrarian strategy, the Adviser allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

     FRESHLY IDENTIFIED CONTRARIAN SECURITIES will normally comprise approximately 25% of the equities held by the Funds. Such securities will be of companies which the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from three to four years.

     SECURITIES OF RECOVERING COMPANIES will normally comprise approximately 50% of the equities held by the Funds. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

     SECURITIES OF RECOVERED COMPANIES will comprise approximately 25% of the equities held by the Funds. These once contrarian issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." The Balanced Fund will generally invest in obligations which mature in one to ten years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected by the Adviser to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the Adviser's opinion. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P. The Balanced Fund will invest no more than 5% of its net assets in fixed income securities rated less than Baa by Moody's or BBB by S&P and will not invest in fixed income securities rated lower than B (or the equivalent, in the Adviser's opinion, if not rated). Lower rated issues (those rated lower than A) are considered speculative in certain respects. Descriptions of the quality ratings of Moody's and S&P are contained in the Statement of Additional Information. Although the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Balanced Fund holds a fixed income issue, the Adviser monitors the issuer's credit standing.

The Adviser expects that U.S. Government Securities will normally comprise at least 10% of the Balanced Fund's total assets. "U.S. Government Securities" include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

MONEY MARKET INSTRUMENTS. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Adviser's opinion. See the Statement of Additional Information for a further description of money market instruments.

OPTIONS. When the Adviser believes that individual portfolio securities within the Equity Fund and Balanced Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("Calls") may be written
(sold) against such securities in a disciplined approach to selling portfolio securities.

When the Funds write a call, they receive a premium and agree to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

The Funds may also realize a profit if the call it has written lapses unexercised, in which case the Funds keep the premium and retain the underlying security as well. If a call written by one of the Funds is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The Statement of Additional Information contains additional information about covered call options.

FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

UNSEASONED ISSUERS. The Funds may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies which are well established, more experienced and better financed. Because of these and other risks, described in the Statement of Additional Information, investment in unseasoned issuers is restricted by the Funds to no more than 5% of each Fund's net assets.


SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, including shares of the DIAMONDS Trust ("DIAMONDs") and Standard & Poor's Depository Receipts ("SPDRs"). DIAMONDs and SPDRs are exchange-traded securities that represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's Composite Stock Price Index, respectively. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Each Fund does not presently intend to invest more than 5% of its net assets in securities of other investment companies.


FOREIGN SECURITIES. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Because of the inherent risk of foreign securities over domestic issues, the Funds have adopted a policy limiting foreign investments to those traded domestically as American Depository Receipts (ADRs).

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are rated lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. The Balanced Fund limits its investment in issues rated less than Baa by Moody's and BBB by S&P to 5% of the Balanced Fund's net assets and the Balanced Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgment, improving. See the Statement of Additional Information for descriptions of the rating categories.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. By utilizing the contrarian approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to either Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) invest in restricted securities, or invest more than 10% of a Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit; (4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets; and
(5) purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

With respect to the purchase of put and call options, limitation numbered 4(b) above, the Funds reserve the right to, but do not intend to, engage in such transactions during the coming year. Should the Trustees determine that it is desirable for the Funds to do so in the future, shareholders would be provided 60 days' notice in writing (including a description of the implications of such transactions) and the Prospectus would be amended. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds, unless stated otherwise herein, is $25,000. The minimum for an Individual Retirement Account ("IRA") or self employed retirement plan ("Keogh Plan") is $1,000. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors  should  be  aware  that  the  Funds'  account  application   contains
provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

          The Flippin, Bruce & Porter Funds
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Star Bank, N.A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For either  FBP Contrarian Equity Fund or
                      FBP Contrarian Balanced Fund
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000, or $300 for IRAs and Keoghs) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for the following money market funds:


     Institutional Government Income Fund (a series of Countrywide Investment Trust)--invests in short-term U.S. Government obligations and seeks high current income, consistent with protection of capital.

     Tax-Free Money Fund (a series of Countrywide Tax-Free Trust)--invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.


Shares of the Institutional Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at net asset value.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Funds or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Flippin, Bruce & Porter Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Equity Fund or the Balanced Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


SIGNATURE  GUARANTEES.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of either Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.

INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Adviser, organized as a Virginia corporation in March 1985, is controlled by John M. Flippin, John T. Bruce and R. Gregory Porter, III. In addition to acting as Adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985.


Compensation of the Adviser, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.75%; on the next $250 million, 0.65%; on assets over $500 million, 0.50%. For the fiscal year ended March 31, 1998, the Adviser received $184,384 in investment advisory fees from the Equity Fund, which represented 0.75% of the Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Adviser received $365,477 in investment advisory fees from the Balanced Fund, which represented 0.75% of the Fund's average daily net assets.


The Adviser's address is 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

ADMINISTRATOR. The Funds have retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

Each Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month with respect to each Fund. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.


DISTRIBUTOR. The Funds have entered into an Underwriting Agreement with CW Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202 , under which the Distributor provides distribution services to the Funds. The Distributor is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc. Mark J. Seger and John F. Splain are officers of both the Trust and the Distributor.


CUSTODIAN. The Custodian of the Funds' assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Adviser, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Funds pay all expenses not assumed by the Adviser, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and Officers who are not "affiliated persons" of the Adviser, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1998, the expense ratio of the Balanced Fund was 1.04% of its average daily net assets and the expense ratio of the Equity Fund was 1.12% of its average daily net assets.


BROKERAGE. The Funds have adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Adviser for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Advisor. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions, tax aspects of the Funds' activities in options, and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens or residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued in addition to the Equity Fund and the Balanced Fund described in this
Prospectus: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Funds will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The  "yield" of a Fund is computed by  dividing  the net  investment  income per
share  earned  during  a  thirty-day   (or  one  month)  period  stated  in  the
advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

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20

                       THE FLIPPIN, BRUCE & PORTER FUNDS
                                                  Send completed application to:
                                               THE FLIPPIN, BRUCE & PORTER FUNDS
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354

--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax qualified account)

o Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for $_______________ (Please indicate Fund below)

   o  FBP Contrarian Equity Fund (71)      o  FBP Contrarian Balanced Fund (70)

o  Funds were wired to Star Bank on ______________ in the amount of $___________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For FBP Contrarian Equity Fund or FBP Contrarian Balanced Fund For (shareholder name and Social Security or Taxpayer ID Number)

--------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
--------------------------------------------------------------------------------
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any _____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE FLIPPIN, BRUCE & PORTER FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE FLIPPIN, BRUCE & PORTER FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $______________________ beginning the last business day of ______________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of     o  FBP Contrarian Equity Fund
                              o  FBP Contrarian Balanced Fund
by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________ (minimum $100)  Please make my automatic investment on:

______________________________________  o  the last business day of each month
        (Name of Bank)                  o  the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of
this    draft   is   subject   to  all
provisions of the  contract  as stated
on my bank accountsignature card.

______________________________________
(Signature as your name appears on the
bank account to be drafted)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Flippin, Bruce & Porter, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].

____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

                       THIS PAGE INTENTIONALLY LEFT BLANK

The Flippin, Bruce & Porter Funds

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President and
  Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                                 THE GOVERNMENT
                               STREET EQUITY FUND

                                 A No-Load Fund

                               Investment Advisor
                         T. Leavell & Associates, Inc.
                                  Founded 1979

                                                                      PROSPECTUS
                                                                  August 1, 1998

                             THE GOVERNMENT STREET
                                  EQUITY FUND
                                 A No-Load Fund
--------------------------------------------------------------------------------

The investment objective of The Government Street Equity Fund is to seek capital appreciation through investments in common stocks. To achieve the Fund's objective, the Fund will be governed by an investment philosophy which focuses on the management of portfolio risk. To the extent practicable, the Fund generally will remain fully invested in equities. Current income will be of secondary importance.

                               INVESTMENT ADVISOR
                         T. Leavell & Associates, Inc.
                                Mobile, Alabama

The Government Street Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1998, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ........................................................    2
Synopsis of Costs and Expenses ............................................    3
Financial Highlights ......................................................    4
Investment Objective, Investment Policies and Risk Considerations .........    5
How to Purchase Shares ....................................................    8
How to Redeem Shares ......................................................   10
How Net Asset Value is Determined .........................................   12
Management of the Fund ....................................................   12
Dividends, Distributions, Taxes and Other Information .....................   14
Application ...............................................................   17
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

THE FUND. The Government Street Equity Fund (the "Fund") is a No-Load, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. Current income will be of secondary importance. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will be governed by an investment philosophy which focuses on the management of portfolio risk. The Advisor does not engage in "market timing" as related to the wholesale movement of Fund assets into and out of the stock market. To the extent practicable, the Fund generally will remain fully invested in common stocks. (See "Investment Objective, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. T. Leavell & Associates, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 0.60% of the average daily net assets of the Fund. The fees are reduced when the assets of the Fund exceed $100 million. (See "Management of the Fund.") The Advisor currently serves as investment advisor to approximately $500 million in assets, of which approximately one-half are equities and one-half are fixed income securities. The Advisor currently serves as investment advisor to two additional mutual funds, the subjects of separate prospectuses.


PURCHASE OF SHARES. Shares are offered "No Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000 ($1,000 for IRA or Keogh accounts). Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed quarterly. Net capital gains, if any, are distributed at least annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES: ................................         None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average daily net assets)
   Investment Advisory Fees ......................................        0.60%
   Administrator's Fees ..........................................        0.18%
   Other Expenses ................................................        0.08%
                                                                          -----
Total Fund Operating Expenses ....................................        0.86%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $9           $27           $48           $106

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1998. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

                            Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
                                                                                                                          June 3,
                                                                         Years Ended March 31,                          1991(a) to
                                                 -------------------------------------------------------------------     March 31,
                                                   1998        1997        1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $ 32.59     $ 29.41     $ 23.87     $ 22.69     $ 23.06     $ 21.37     $ 20.00
                                                 -------     -------     -------     -------     -------     -------     -------
Income from investment operations:
   Net investment income                            0.32        0.37        0.40        0.38        0.30        0.34        0.28
   Net realized and unrealized
      gains (losses) on investments                12.28        4.50        5.75        1.19       (0.37)       1.71        1.35
                                                 -------     -------     -------     -------     -------     -------     -------
Total from investment operations                   12.60        4.87        6.15        1.57       (0.07)       2.05        1.63
                                                 -------     -------     -------     -------     -------     -------     -------
Less distributions:
   Dividends from net investment income            (0.32)      (0.36)      (0.40)      (0.39)      (0.30)      (0.36)      (0.26)
   Distributions from net realized gains           (1.08)      (1.33)      (0.21)         --          --          --          --
                                                 -------     -------     -------     -------     -------     -------     -------
Total distributions                                (1.40)      (1.69)      (0.61)      (0.39)      (0.30)      (0.36)      (0.26)
                                                 -------     -------     -------     -------     -------     -------     -------
Net asset value at end of period                 $ 43.79     $ 32.59     $ 29.41     $ 23.87     $ 22.69     $ 23.06     $ 21.37
                                                 =======     =======     =======     =======     =======     =======     =======
Total return                                       39.31%      16.94%      25.96%       7.02%    ( 0.31% )      9.66%       9.99%(c)
                                                 =======     =======     =======     =======     =======     =======     =======
Net assets at end of period (000's)              $75,643     $49,629     $41,421     $31,473     $27,101     $21,735     $14,971
                                                 =======     =======     =======     =======     =======     =======     =======
Ratio of net expenses to average net assets(b)      0.86%       0.89%       0.94%       0.91%       1.00%       1.00%       1.00%(c)

Ratio of net investment income
   to average net assets                            0.82%       1.17%       1.50%       1.71%       1.33%       1.55%       1.88%(c)

Portfolio turnover rate                               18%         20%         31%         55%         63%         59%         20%

Average commission rate per share                $0.0351     $0.0410     $    --     $    --     $    --     $    --     $    --


(a)  Commencement of operations.

(b) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for periods ended prior to March 31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00%, 1.16%, 1.20% and 1.18%(c) for the periods ended March 31, 1995, 1994, 1993 and 1992, respectively.

(c)  Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objective of the Fund is capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks. Current income will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Fund is governed by an investment philosophy that focuses on the management of risk in the portfolio. The Advisor's approach is quantitative, highly consistent, and systematic. It is further supported by the fundamental statistical relationships between individual stocks. This approach seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns.

The portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries.

The Advisor does not engage in "market timing" as related to the significant movement of Fund assets into and out of the stock market. To the extent practicable, the Fund generally will remain fully invested in common stocks.

The Fund's portfolio will be comprised of common stocks traded on the New York Stock Exchange, American Stock Exchange or on the over-the-counter market. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. Dollars and traded on U.S. securities markets. The Fund will invest only in sponsored ADRs on foreign equities.

The process of selecting common stocks for the Fund combines quantitative analysis of securities with more basic fundamental analysis to construct an efficiently diversified portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" and "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These six sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock (to no more than approximately 4% of the portfolio). The result of the optimization is a portfolio that is broadly diversified and represents the most efficient combination of stocks from the universe.

The performance of the Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the major portion of the Fund's portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The Fund may borrow using its assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on the Fund's net asset value until repaid. (See "Borrowing.")

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes the prospect for capital appreciation in the equity securities markets is not attractive. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

UNSEASONED ISSUERS. The Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. Because of these and other risks, described in the Statement of Additional Information, investment in unseasoned issuers is restricted by the Fund to no more than 5% of its net assets.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, including shares of the DIAMONDS Trust ("DIAMONDs") and Standard & Poor's Depository Receipts ("SPDRs"). DIAMONDs and SPDRs are exchange-traded securities that represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's Composite Stock Price Index, respectively. To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 5% of its net assets in securities of other investment companies.


FOREIGN SECURITIES. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Because of the inherent risk of foreign securities over domestic issues, the Fund has adopted a policy limiting foreign investments to those traded domestically as American Depository Receipts (ADRs).

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will average approximately 50% and will generally not exceed 100%. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment

Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets); (3) acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts without limit;
(4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options;
(5) invest more than 5% of its total assets in the securities of any one issuer nor hold more than 10% of the voting stock of any one issuer; and (6) invest in restricted securities. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are no sales commissions charged to investors. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The minimum for an Individual Retirement Account ("IRA") or self-employed retirement plan ("Keogh Plan") is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m.
Eastern time will purchase shares at the net asset value determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Government Street Equity Fund, and mail it to:

          The Government Street Equity Fund
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Star Bank, N. A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For The Government Street Equity Fund
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Government Street Equity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized persons, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


The Advisor, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Bond Fund and The Alabama Tax Free Bond Fund (two series of the Trust), the subjects of separate prospectuses.

Thomas W. Leavell and Stephen W. Simmons are primarily responsible for managing the portfolio of the Fund. Mr. Leavell, who has served as portfolio manager since the Fund's inception, has been a principal of the Advisor since the founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky. Mr. Simmons has served as co-portfolio manager of the Fund since joining the Advisor in February, 1998. Prior to his employment with the Advisor, Mr. Simmons was employed as Director of Equity Investments for The Retirement Systems of Alabama and as a Trust Investments Officer for AmSouth Bank. He holds a B.S. degree from the University of Alabama and an M.B.A. from Auburn University and is a Chartered Financial Analyst.

Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; on assets over $100 million, 0.50%. For the fiscal year ended March 31, 1998, the Advisor received $375,712 in investment advisory fees from the Fund, which represented 0.60% of the Fund's average daily net assets.


The Advisor's address is 150 Government Street, Post Office Box 1307, Mobile, Alabama 36633.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O.
Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1998, the expense ratio of the Fund was 0.86% of its average daily net assets.

BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Advisor. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandarized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                       THE GOVERNMENT STREET EQUITY FUND
                                                  Send completed application to:
                                               THE GOVERNMENT STREET EQUITY FUND
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

o  Enclosed is a check payable to THE GOVERNMENT STREET EQUITY FUND for $_______

o  Funds were wired to Star Bank on _____________ in the amount of $____________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For The Government Street Equity Fund
          For (shareholder name and Social Security or Taxpayer ID Number)
--------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any _____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE GOVERNMENT STREET EQUITY FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE GOVERNMENT STREET EQUITY FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $______________________ beginning the last business day of ______________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE GOVERNMENT STREET EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________ (minimum $100)  Please make my automatic investment on:

______________________________________  o  the last business day of each month
        (Name of Bank)                  o  the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of
this    draft   is   subject   to  all
provisions of the  contract  as stated
on my bank accountsignature card.

______________________________________
(Signature as your name appears on the
bank account to be drafted)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, T. Leavell & Associates, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].

____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE GOVERNMENT STREET EQUITY FUND

INVESTMENT ADVISOR
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGER
Thomas W. Leavell
Stephen W. Simmons

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                 THE GOVERNMENT
                                STREET BOND FUND

                                 A No-Load Fund

                               INVESTMENT ADVISOR
                         T. Leavell & Associates, Inc.
                                  Founded 1979

                                                                      PROSPECTUS
                                                                  August 1, 1998

                             THE GOVERNMENT STREET
                                   BOND FUND
                                 A No-Load Fund
--------------------------------------------------------------------------------

The investment objectives of The Government Street Bond Fund are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation. To achieve the Fund's objectives, the Fund will emphasize preservation of capital by limiting investments in the portfolio to securities in the four highest quality ratings. Capital appreciation will be of secondary importance.

                               INVESTMENT ADVISOR
                         T. Leavell & Associates, Inc.
                                Mobile, Alabama

The Government Street Bond Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1998, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ........................................................    2
Synopsis of Costs and Expenses ............................................    3
Financial Highlights ......................................................    4
Investment Objectives, Investment Policies and Risk Considerations ........    5
How to Purchase Shares ....................................................    8
How to Redeem Shares ......................................................   10
How Net Asset Value is Determined .........................................   11
Management of the Fund ....................................................   12
Dividends, Distributions, Taxes and Other Information .....................   14
Application ...............................................................   17
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND. The Government Street Bond Fund (the "Fund") is a No-Load, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objectives, the Fund will emphasize preservation of capital by limiting investments in the portfolio to securities in the four highest quality ratings. A minimum of 40% of the Fund's total assets will be invested in U.S. Treasury securities or securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. (See "Investment Objectives, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. T. Leavell & Associates, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 0.50% of the average daily net assets of the Fund. The fees are reduced when the assets of the Fund exceed $100 million. (See "Management of the Fund.") The Advisor currently serves as investment advisor to approximately $500 million in assets, of which approximately one-half are equities and one-half are fixed income securities. The Advisor currently serves as investment advisor to two additional mutual funds, the subjects of separate prospectuses.


PURCHASE OF SHARES. Shares are offered "No Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000 ($1,000 for IRA or Keogh accounts). Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax-Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND  DISTRIBUTIONS.  Net investment  income of the Fund is distributed monthly.  Net  capital  gains,  if  any,  are  distributed  at  least  annually.
Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"),the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES: ................................         None


ANNUAL FUND OPERATING EXPENSES:
(As a percentage of average daily net assets)
   Investment Advisory Fees ......................................        0.50%
   Administrator's Fees ..........................................        0.08%
   Other Expenses ................................................        0.16%
                                                                          -----
Total Fund Operating Expenses ....................................        0.74%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year      3 Years      5 Years      10 Years
               ------      -------      -------      --------
                 $8          $24          $41           $92

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1998. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

                         Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                                        June 3,
                                                                       Years Ended March 31,                          1991(a) to
                                               --------------------------------------------------------------------    March 31,
                                                 1998        1997        1996        1995        1994        1993        1992
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......  $  20.47    $  20.87    $  20.33    $  20.87    $  21.77    $  20.67    $  20.00
                                               --------    --------    --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income ....................      1.32        1.34        1.35        1.35        1.32        1.34        0.95
   Net realized and unrealized
      gains (losses) on investments .........      0.60       (0.40)       0.54       (0.53)      (0.90)       1.10        0.67
                                               --------    --------    --------    --------    --------    --------    --------
Total from investment operations ............      1.92        0.94        1.89        0.82        0.42        2.44        1.62
                                               --------    --------    --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income .....     (1.33)      (1.34)      (1.35)      (1.36)      (1.32)      (1.33)      (0.95)
   Distributions from net realized gains ....        --          --          --          --          --       (0.01)         --
                                               --------    --------    --------    --------    --------    --------    --------
Total distributions .........................     (1.33)      (1.34)      (1.35)      (1.36)      (1.32)      (1.34)      (0.95)
                                               --------    --------    --------    --------    --------    --------    --------
Net asset value at end of period ............  $  21.06    $  20.47    $  20.87    $  20.33    $  20.87    $  21.77    $  20.67
                                               ========    ========    ========    ========    ========    ========    ========
Total return ................................      9.61%       4.60%       9.43%       4.12%       1.85%      12.14%       9.95%(c)
                                               ========    ========    ========    ========    ========    ========    ========
Net assets at end of period (000's) .........  $ 36,908    $ 29,442    $ 28,718    $ 27,780    $ 22,633    $ 15,955    $  6,506
                                               ========    ========    ========    ========    ========    ========    ========

Ratio of net expenses to average net assets(b)     0.74%       0.75%       0.76%       0.85%       0.86%       0.88%       0.93%(c)

Ratio of net investment income
   to average net assets ....................      6.35%       6.44%       6.38%       6.68%       6.15%       6.44%       7.02%(c)

Portfolio turnover rate .....................        10%         20%         10%         11%         10%         17%         15%
-------------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.

(b) Absent investment advisory fees waived by the Advisor, the ratios of expenses to average net assets would have been 1.03%, 1.09% and 1.30%(c) for the periods ended March 31, 1994, 1993 and 1992, respectively.

(c)  Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objectives of the Fund are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

In order to achieve its objectives, the Fund invests in fixed income securities in the four highest classifications (often called "investment grade") by any of the nationally recognized statistical rating organizations ("NRSROs") - Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"). For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of these ratings, see the Statement of Additional Information. A minimum of 40% of the Fund's total assets will be invested in U.S. Treasury securities or securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. (See "U.S. Government Securities" below.)

Lower rated issues (those rated lower than A) are considered speculative in certain respects. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

Maturities in the portfolio will range from less than one year to fifteen years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between three and seven years, depending upon the Advisor's market interest rate forecasts.

The selection of corporate bonds and/or notes will be based upon the overall credit quality of the issuer, the bonds' relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. The corporate fixed income securities selected for the portfolio may include floating rate securities which adjust their effective interest rate at predetermined periodic intervals.

In the event that a corporate fixed income security held by the Fund is downgraded such that its rating is no longer among the four highest ratings by at least two of the NRSROs, the Advisor has the discretion to determine whether the security will be sold or retained by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund will invest at least 40% of its portfolio in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

UNSEASONED ISSUERS. The Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. Because of these and other risks, described in the Statement of Additional Information, investment in unseasoned issuers is restricted by the Fund to no more than 5% of its net assets.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 50%. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets); (3) acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts without limit; (4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest more than 5% of its total assets in the securities of any one issuer nor hold more than 10% of the voting stock of any one issuer; and (6) invest in restricted securities. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The minimum for an Individual Retirement Account ("IRA") or self-employed retirement plan ("Keogh Plan") is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m.
Eastern time will purchase shares at the net asset value determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Government Street Bond Fund, and mail it to:

          The Government Street Bond Fund
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Star Bank, N.A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For The Government Street Bond Fund
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Government Street Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)   any required signature guarantees (see "Signature Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized persons, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


The Advisor, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Equity Fund and The Alabama Tax Free Bond Fund (two series of the Trust), the subjects of separate prospectuses.


Mary Shannon Hope is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Advisor since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.


Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; on assets over $100 million, 0.40%. For the fiscal year ended March 31, 1998, the Advisor received $164,236 in investment advisory fees from the Fund, which represented 0.50% of the Fund's average daily net assets.


The Advisor's address is 150 Government Street, Post Office Box 1307, Mobile, Alabama 36633.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1998, the expense ratio of the Fund was 0.74% of its average daily net assets.


BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Fixed income securities are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends on the last business day of each month. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond

Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Equity Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandarized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                        THE GOVERNMENT STREET BOND FUND

                                                  Send completed application to:
                                                 THE GOVERNMENT STREET BOND FUND
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

o  Enclosed is a check payable to THE GOVERNMENT STREET BOND FUND for $_________

o  Funds were wired to Star Bank on ________________ in the amount of $_________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For The Government Street Bond Fund
          For (shareholder name and Social Security or Taxpayer ID Number)
--------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
--------------------------------------------------------------------------------
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any _________________ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE GOVERNMENT STREET BOND FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE GOVERNMENT STREET BOND FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $______________________ beginning the last business day of ______________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE GOVERNMENT STREET BOND FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________ (minimum $100)  Please make my automatic investment on:

______________________________________  o  the last business day of each month
        (Name of Bank)                  o  the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of
this    draft   is   subject   to  all
provisions of the  contract  as stated
on my bank accountsignature card.

______________________________________
(Signature as your name appears on the
bank account to be drafted)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, T. Leavell & Associates, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].

____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE GOVERNMENT STREET BOND FUND

INVESTMENT ADVISOR
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGER
Mary Shannon Hope


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                  THE ALABAMA
                                    TAX FREE
                                   BOND FUND

                                 A No-Load Fund

                               Investment Advisor
                         T. Leavell & Associates, Inc.
                                  Founded 1979

                                                                      PROSPECTUS
                                                                  August 1, 1998
                                  THE ALABAMA
                               TAX FREE BOND FUND
                                 A No-Load Fund
--------------------------------------------------------------------------------

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Capital appreciation will be of secondary importance.

                               INVESTMENT ADVISOR
                         T. Leavell & Associates, Inc.
                                Mobile, Alabama

The Alabama Tax Free Bond Fund (the "Fund") is a NO-LOAD, non-diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1998, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary .........................................................   2
Synopsis of Costs and Expenses .............................................   3
Financial Highlights .......................................................   4
Investment Objectives, Investment Policies and Risk Considerations .........   5
How to Purchase Shares .....................................................  11
How to Redeem Shares .......................................................  12
How Net Asset Value is Determined ..........................................  14
Management of the Fund .....................................................  15
Tax Status .................................................................  17
Dividends, Distributions, Taxes and Other Information ......................  18
Appendix A: Description of Municipal Obligations ...........................  21
Appendix B: Factors Affecting Alabama Issuers ..............................  24
Application ................................................................  25
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The Alabama Tax Free Bond Fund (the "Fund") is a NO-LOAD, non-diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Capital appreciation will be of secondary importance. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

HISTORY OF THE FUND. Pursuant to an Agreement and Plan of Reorganization dated March 1, 1994, the Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle Investment Trust. The investment objectives, policies and restrictions of the Fund and the Predecessor Fund are practically identical and the financial data and information in this Prospectus for periods prior to April 1, 1994 relates to the Predecessor Fund.

INVESTMENT CONSIDERATIONS. The primary investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Prospective investors should be aware that the net asset value of the shares of the Fund (as with any open-end investment company) will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. (See "Investment Objectives, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. T. Leavell & Associates, Inc. (the "Advisor") serves as investment advisor to the Fund and was investment advisor to the Predecessor Fund. For its services, the Advisor receives compensation of 0.35% of the average daily net assets of the Fund. The fees are reduced when the assets of the Fund exceed $100 million. (See "Management of the Fund.") The Advisor currently serves as investment advisor to approximately $500 million in assets, of which approximately one-half are equities and one-half are fixed income securities. The Advisor currently serves as investment advisor to two additional mutual funds, the subjects of separate prospectuses.


PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000. Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND  DISTRIBUTIONS.  Net investment  income of the Fund is distributed monthly.  Net  capital  gains,  if  any,  are  distributed  at  least  annually.
Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

THE FUND. The Fund has registered as a non-diversified management investment company so that it will be able to invest more than 5% of its assets in obligations of each of one or more issuers. The proceeds of sales of shares of the Fund are used to buy securities (primarily municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama) for the portfolio of the Fund.

MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES: ................................        None


ANNUAL FUND OPERATING EXPENSES:
(As a percentage of average daily net assets)
   Investment Advisory Fees (After waivers) .....................        0.25%
   Administrator's Fees .........................................        0.15%
   Other Expenses ...............................................        0.25%
                                                                         -----
Total Fund Operating Expenses ....................................       0.65%
                                                                         =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

              1 Year       3 Years       5 Years       10 Years
              ------       -------       -------       --------
                $7           $21           $36            $81

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1998. Absent fee waivers by the Advisor, the Fund's investment advisory fees would have been 0.35% of average daily net assets and total fund operating expenses would have been 0.75% of average daily net assets. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                                                      Seven
                                                                                                     Months        January 15,
                                                              Years Ended March 31,                   Ended         1993(b) to
                                                ------------------------------------------------    March 31,       August 31,
                                                  1998         1997         1996         1995        1994(a)          1993
                                                ---------    ---------    ---------    ---------    ---------       ---------
Net asset value at beginning of period .......  $   10.18    $   10.23    $    9.96    $    9.96    $   10.30       $   10.00
                                                ---------    ---------    ---------    ---------    ---------       ---------
Income from investment operations:
   Net investment income .....................       0.44         0.43         0.42         0.45         0.26            0.23
   Net realized and unrealized
      gains (losses) on investments ..........       0.31        (0.05)        0.27           --        (0.34)           0.30
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total from investment operations .............       0.75         0.38         0.69         0.45        (0.08)           0.53
                                                ---------    ---------    ---------    ---------    ---------       ---------
Less distributions:
   Dividends from net investment income ......      (0.44)       (0.43)       (0.42)       (0.45)       (0.26)          (0.23)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Net asset value at end of period .............  $   10.49    $   10.18    $   10.23    $    9.96    $    9.96       $   10.30
                                                =========    =========    =========    =========    =========       =========
Total return .................................       7.44%        3.82%        7.02%        4.66%       (1.50%)(d)       8.79%(d)
                                                =========    =========    =========    =========    =========       =========
Net assets at end of period (000's) ..........  $  19,938    $  16,801    $  15,480    $  12,816    $   9,716       $   3,429
                                                =========    =========    =========    =========    =========       =========
Ratio of net expenses to average net assets(c)       0.65%        0.66%        0.75%        0.75%        0.75%(d)        0.75%(d)

Ratio of net investment income
   to average net assets .....................       4.19%        4.24%        4.11%        4.56%        4.46%(d)        4.01%(d)

Portfolio turnover rate ......................          2%           6%           4%          36%           3%              2%

(a) Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b)  Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 0.75%, 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended
     March 31, 1998, 1997, 1996, 1995, 1994 and August 31, 1993, respectively.

(d)  Annualized.


Further information about the performance of the Fund is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Capital appreciation will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

As a fundamental policy, the Trust seeks to achieve the investment objectives of the Fund by investing the assets of the Fund primarily (i.e., at least 80% of its assets under normal conditions) in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama and not subject to the alternative minimum tax. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). The securities will be rated in the three highest grades used by the recognized rating agencies or comparable securities. Under normal circumstances, the Fund's average maturity is expected to be of an intermediate term (three to ten years).

Although the Fund seeks to invest all the assets of the Fund in the obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Alabama. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described in paragraphs 3 and 4 below. All of the investments of the Fund will be made in:

(1) Tax-exempt securities which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings;

(2) Notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's;

(3) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(4) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash.

Interest income from the short-term obligations described in paragraphs 3 and 4 above may be taxable to shareholders as ordinary income for federal and state income tax purposes. The Fund may purchase Municipal Obligations, the interest on which may be subject to the alternative minimum tax (for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt). For a general discussion of Municipal Obligations, the risks associated with an investment therein, and descriptions of the ratings of Municipal Obligations and short-term obligations permitted as investments, see Appendix A. As used in this Prospectus, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not invest more than 10% of its total assets in securities of other investment companies nor (with affiliates) hold more than 3% of securities of one investment company. Any such investment would involve duplication of expenses, particularly investment advisory fees.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

The Fund may invest from time to time a portion of the Fund's assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of the Fund's assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Advisor, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

FACTORS TO CONSIDER. Because of the concentration in Alabama municipal securities, the Fund is more susceptible to factors affecting Alabama issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. For a general discussion on certain economic, financial and legal matters pertaining to Alabama, see Appendix B. Yields on Alabama municipal securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of Alabama or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Alabama municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Alabama constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Alabama municipal securities.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Each month the Fund distributes to the shareholders of the Fund dividends substantially equal to all the net investment income of the Fund. The Fund's net investment income consists of non-capital gain income, less expenses. The Fund will declare one or more long-term capital gain distributions to the shareholders of the Fund during the calendar year if the Fund's profits from the sale of securities held for longer than the applicable period exceed losses from these transactions together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). If the Fund realizes net short-term capital gains, they will also be distributed at that time. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. (See "Tax Status" and "Dividends, Distributions, Taxes and Other Information.")

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements; (3) invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities; and (4) write, acquire or sell commodities, commodities contracts, futures contracts or related options. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are no sales commissions charged to investors. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Alabama Tax Free Bond Fund, and mail it to:

          The Alabama Tax Free Bond Fund
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Star Bank, N.A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For The Alabama Tax Free Bond Fund
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Alabama Tax Free Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Municipal Obligations will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, Municipal Obligations may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund is a non-diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


The Advisor, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Bond Fund and The Government Street Equity Fund (two series of the Trust), the subjects of separate prospectuses.


Timothy S. Healey is primarily responsible for managing the portfolio of the Fund and also acted in this capacity for the Predecessor Fund. Mr. Healey is a Vice President of the Advisor and has been a portfolio manager with the firm since 1986. Prior to joining the Advisor, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a B.S., Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.


Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.35%; on assets over $100 million, 0.25%. For the fiscal year ended March 31, 1998, the Advisor received $46,538 in investment advisory fees from the Fund (net of fee waivers), which represented 0.25% of the Fund's average daily net assets.


The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

The Advisor's address is 150 Government Street, Post Office Box 1307, Mobile, Alabama 36633.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.15% of the average value of its daily net assets up to $200 million and 0.10% of such assets in excess of $200 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1998, the expense ratio of the Fund was 0.65% of its average daily net assets after expense reimbursements.


BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Municipal Obligations, including Alabama obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

TAX STATUS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. Each series of the Trust is a separate entity for tax purposes, and the Trust intends to qualify the Fund each year as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Because the Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income taxes as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction). The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. Set forth below is a brief description of the personal income tax status of an investment in the Fund under Alabama tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received from the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Alabama tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Alabama tax laws. The Code, Treasury regulations, and Alabama tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Code and will distribute all of its net income and realized capital gains to shareholders. The Fund intends to declare dividends on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Equity Fund and The Government Street Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield and tax-equivalent yield. The Fund's yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The "tax-equivalent yield" of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the tax rate.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

DESCRIPTION OF MUNICIPAL BOND RATINGS. The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

APPENDIX B
--------------------------------------------------------------------------------

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS

The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Data regarding the financial condition of Alabama state government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.


Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1993-1997, RGSP originating in manufacturing increased by 5.2% per year while the RGSP originating in all non-manufacturing sectors grew by 4.0% per year.

Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1993 and 1997 were trade and construction. From 1993 to 1997, trade grew by 5.8% per year, and construction grew by 7.8% per year. The current movement toward diversification of the State's manufacturing base and a similar trend toward enlargement and diversification of the trade, construction, and service industries in the State are expected to lead to increased economic stability.

The Alabama economy created almost 21,000 new jobs in 1997. Preliminary figures announced by the Alabama Development Office indicate that there will be approximately $2.8 billion in announced capital investment in 1997.


In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

Among the leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Coal mining; oil and gas production; textiles and apparel; rubber and plastics; printing and publishing; and steel are also important to Alabama's economy.

The continued movement toward diversification of Alabama's manufacturing base and the enlargement and diversification of the transportation, communication, and service industries in the State are expected to lead to increased economic stability.

                         THE ALABAMA TAX FREE BOND FUND

                                                  Send completed application to:
                                                  THE ALABAMA TAX FREE BOND FUND
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000)

o  Enclosed is a check payable to THE ALABAMA TAX FREE BOND FUND for $__________

o  Funds were wired to Star Bank on _______________ in the amount of $__________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For The Alabama Tax Free Bond Fund
          For (shareholder name and Social Security or Taxpayer ID Number)

--------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
--------------------------------------------------------------------------------
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE ALABAMA TAX FREE BOND FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE ALABAMA TAX FREE BOND FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $______________________ beginning the last business day of ______________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of The Government Street Bond Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________ (minimum $100)  Please make my automatic investment on:

______________________________________  o  the last business day of each month
        (Name of Bank)                  o  the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of
this    draft   is   subject   to  all
provisions of the  contract  as stated
on my bank accountsignature card.

______________________________________
(Signature as your name appears on the
bank account to be drafted)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, T. Leavell & Associates, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].


____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

                      THIS PAGE INTENTIONALLY LEFT BLANK.

THE ALABAMA TAX FREE BOND FUND

INVESTMENT ADVISOR
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGER
Timothy S. Healey


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                   Davenport
                                  Equity Fund


                                   PROSPECTUS
                                 August 1, 1998

                                                                      PROSPECTUS
                                                                  August 1, 1998


                           THE DAVENPORT EQUITY FUND
--------------------------------------------------------------------------------

                                 A No-Load Fund

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                            Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.


A Statement of Additional Information, dated August 1, 1998, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is One James Center, 901 East Cary Street, Richmond, Virginia 23219, and its telephone number is 1-800-281-3217. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ........................................................    2
Synopsis of Costs and Expenses ............................................    3
Financial Highlights ......................................................    4
Investment Objective, Investment Policies and Risk Considerations .........    5
How to Purchase Shares ....................................................    8
How to Redeem Shares ......................................................   10
How Net Asset Value is Determined .........................................   11
Management of the Fund ....................................................   12
Dividends, Distributions, Taxes and Other Information .....................   14
Application ...............................................................   17
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND. The Davenport Equity Fund (the "Fund") is a No-Load, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." It represents a separate mutual fund with its own investment objective and policies. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT OBJECTIVE. The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

INVESTMENT APPROACH. Equity investments are made primarily for growth with investment decisions based upon fundamental factors specific to individual companies and sector fundamentals specific to individual industries. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Davenport & Company LLC (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation at the annual rate of 0.75% of the average daily net assets of the Fund. (See "Management of the Fund.")

PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $10,000 ($2,000 for tax-deferred retirement plans). Subsequent investments in the Fund must be $1,000 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from the Fund. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed quarterly. Net capital gains, if any, are distributed at least annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES: ...............................          None

ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees ........................................         0.75%
Administrator's Fees ............................................         0.20%
Other Expenses ..................................................         0.20%
                                                                          -----
Total Fund Operating Expenses ...................................         1.15%
                                                                          =====

EXAMPLE:
You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

                              1 Year         3 Years
                              ------         -------
                               $ 12            $ 37

The purpose of the foregoing tables is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon estimated amounts for the current fiscal year. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal period ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

                                                                    Period
                                                                     Ended
                                                                    March 31,
                                                                    1998 (a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................    $  10.00
                                                                    --------
Income from investment operations:
   Net investment income .......................................        0.01
   Net realized and unrealized gains on investments ............        1.13
                                                                    --------
Total from investment operations ...............................        1.14
                                                                    --------
Net asset value at end of period ...............................    $  11.14
                                                                    ========
Total return ...................................................       11.40%
                                                                    ========
Net assets at end of period (000's) ............................    $ 24,694
                                                                    ========
Ratio of net expenses to average net assets(b) .................        1.15%(c)

Ratio of net investment income to average net assets ...........        0.76%(c)

Portfolio turnover rate ........................................          17%(c)

Average commission rate per share ..............................    $ 0.0000

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c).

(c)  Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objective of the Fund is long term growth of capital through investment in a well-diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

EQUITY SELECTION. Under normal market conditions, the Fund will be primarily invested (i.e., at least 65% of its total assets) in common stocks, which by definition entail risk of loss of principal. The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     1.   The price-earnings ratio;

     2.   The rate of earnings growth;

     3.   The depth of management;

     4.   The company's past financial stability;

     5.   The company's present and projected position within its industry; and

     6.   The dividend record.

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of five individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

The Fund may from time to time invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

FOREIGN COMPANIES. The Fund may invest up to 10% of its total assets at the time of purchase in securities of foreign issuers. When selecting foreign investments, the Advisor will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts. American Depository Receipts are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, the imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, including shares of the DIAMONDS Trust ("DIAMONDs") and Standard & Poor's Depository Receipts ("SPDRs"). DIAMONDs and SPDRs are exchange-traded securities that represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's Composite Stock Price Index, respectively. To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 5% of its net assets in securities of other investment companies.


MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market investments.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The Fund may borrow using its assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on the Fund's net asset value until repaid. (See "Borrowing.")

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 50%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and (4) purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $10,000 ($2,000 for tax-deferred retirement plans). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

          The Davenport Equity Fund
          c/o Davenport & Company LLC
          One James Center
          901 East Cary Street
          Richmond, Virginia 23219
          Attention: John P. Ackerly

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-281-3217, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Star Bank, N.A.
          ABA# 042000013
          For Davenport Equity Fund #485777056
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $10,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-281-3217, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Davenport Equity Fund, c/o Davenport & Company LLC, One James Center, 901 East Cary Street, Richmond, Virginia 23219. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business.

Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. The Administrator reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. Obligations held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business; as a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Fund is not open for business. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through two Sub-S corporation unitholders, the Advisor has 99 owners all of whom are employees of the Advisor and none of whom own in excess of 10% of the Advisor. In addition to acting as Adviser to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

Joseph L. Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:

JOSEPH L. ANTRIM, CFA, 53, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, member of the Executive Committee, and Director of the Advisor and manages the Advisor's Investment Advisory division.

MICHAEL S. BEALL, CFA, CPA, 44, graduated from the University of Virginia with undergraduate and masters degrees in accounting. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, member of the Executive Committee and a Director of the Advisor.

JAMES C. HAMILTON, JR., 66, graduated from Yale University in 1954 and after serving three years as an officer in the United States Air Force he began his career with a New York investment firm. Mr. Hamilton joined the Advisor in 1968 and is a First Vice President and a Director of the Advisor.

BEVERLEY B. MUNFORD III, CFA, 71 graduated from the University of Virginia in 1950 and has spent his entire career with the Advisor. Mr. Munford is Vice Chairman of the Advisor and a former member of the Executive Committee. Mr. Munford also serves as a Trustee of the Advisor's Employee Profit-Sharing Plan.

HUNTER R. PETTUS, JR., 70, is a graduate of the University of Virginia and joined the Advisor in 1960. Mr. Pettus is a Senior Vice President and Director of the Advisor and is a former member of the Executive Committee. Mr. Pettus also serves as a Trustee of the Advisor's Employee Profit-Sharing Plan.


Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal period ended March 31, 1998, the Advisor waived its entire investment advisory fee from the Fund and reimbursed the Fund for $7,571 of other operating expenses. The Advisor intends to waive its advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.15% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years and expenses of the Fund may therefore exceed 1.15% of its average daily net assets.


The Advisor's address is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc. a New York Stock Exchange-listed Company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses that may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Advisor. It is anticipated that a substantial portion of the Fund's portfolio transactions may be executed by the Advisor, for which it will receive brokerage commissions. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly. Net capital gains, if any, are distributed annually.

The Fund will make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; The Jamestown Equity Fund, The Jamestown Balanced Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; and shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objective or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the

Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

Rep Name and Number__________________________     Account No.___________________
                                                             (For Fund Use Only)
                           THE DAVENPORT EQUITY FUND
                                               Send  completed  application  to:
                                                       THE DAVENPORT EQUITY FUND
                                                     c/o Davenport & Company LLC
                                                                One James Center
                                                            901 East Cary Street
FUND SHARES APPLICATION                                      Richmond, VA  23219
(Please type or print clearly)                        Attention: John P. Ackerly
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment:  $10,000)

o  Enclosed is a check payable to THE DAVENPORT EQUITY FUND for $_______________

o  Funds were wired to Star Bank on __________ in the amount of $_______________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Davenport Equity Fund #485777056
          For (shareholder name and Social Security or Taxpayer ID Number)
--------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any ______ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE DAVENPORT EQUITY FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE DAVENPORT EQUITY FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $______________________ beginning the last business day of ______________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of The Davenport Equity Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________ (minimum $100)  Please make my automatic investment on:

______________________________________  o  the last business day of each month
        (Name of Bank)                  o  the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of
this    draft   is   subject   to  all
provisions of the  contract  as stated
on my bank accountsignature card.

______________________________________
(Signature as your name appears on the
bank account to be drafted)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Davenport & Company LLC, and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].

____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                 THE JAMESTOWN
                                   BOND FUNDS

                                 NO-LOAD FUNDS

                              Institutional Shares


                                   PROSPECTUS
                                 AUGUST 1, 1998

                               Investment Advisor
                        Tattersall Advisory Group, Inc.
                               Richmond, Virginia

                                                                      PROSPECTUS
                                                                  August 1, 1998

                            THE JAMESTOWN BOND FUNDS
                              INSTITUTIONAL SHARES

                                 NO-LOAD FUNDS

The investment objective of THE JAMESTOWN BOND FUND (the "Bond Fund") is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The investment objective of THE JAMESTOWN SHORT TERM BOND FUND (the "Short Term Fund") is identical to that of the Bond Fund, with the distinction that the Short Term Fund intends to achieve this objective by investing in a portfolio of investment grade fixed income securities having a shorter average duration.


The Jamestown Bond Fund and The Jamestown Short Term Bond Fund are designed primarily for institutional investors who wish to take advantage of the professional investment management expertise of Tattersall Advisory Group, Inc., which serves as investment advisor to the Funds.


The Funds offer two classes of shares: Service Group Shares, sold subject to a 12b-1 fee up to .15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Service Group and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Service Group Shares bear the expenses of distribution fees, which will cause Service Group Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.


                               INVESTMENT ADVISOR
                        TATTERSALL ADVISORY GROUP, INC.
                               RICHMOND, VIRGINIA


The Jamestown Bond Fund and the Jamestown Short Term Bond Fund (the "Funds") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus. Service Group Shares are offered in a separate prospectus and additional information about Service Group Shares may be obtained by calling 1-800-443-4249.


A Statement of Additional Information, dated August 1, 1998 containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus Summary .........................................................   3

Synopsis of Costs and Expenses .............................................   4

Financial Highlights .......................................................   5

Investment Objectives, Investment Policies and Risk Considerations .........   7

How to Purchase Shares .....................................................  12

How to Redeem Shares .......................................................  13

How Net Asset Value is Determined ..........................................  15

Management of the Funds ....................................................  15

Dividends, Distributions, Taxes and Other Information ......................  17

Application ................................................................  21

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUNDS. The Jamestown Bond Fund (the "Bond Fund") and the Jamestown Short Term Bond Fund (the "Short Term Fund") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus. The Funds are primarily designed for tax exempt institutional investors such as pension and profit-sharing plans, endowments, foundations, and employee benefit trusts. Corporations and individual investors may invest in either Fund, although it should be noted that investment decisions of the Funds will not be influenced by any federal tax considerations, other than those considerations which apply to the Funds themselves.

INVESTMENT OBJECTIVES. The Bond Fund and the Short Term Fund are governed by virtually identical investment objectives and policies, WITH THE EXCEPTION of the average duration range of the individual Funds. Each Fund seeks to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities. For a more detailed explanation of the definition of "investment grade" securities, see "Investment Objectives, Investment Policies and Risk Considerations."

INVESTMENT APPROACH. The Advisor's philosophy in managing fixed income portfolios is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. Each Fund intends to invest only in investment grade securities. Due to their controlled duration and quality standards, the Funds expect to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios.


INVESTMENT ADVISOR. Tattersall Advisory Group, Inc. (the "Advisor") serves as investment advisor to each of the Funds. For its services, the Advisor receives compensation of 0.375% of the average daily net assets of each Fund. (See "Management of the Funds.")


PURCHASE OF SHARES. Institutional Shares are offered "No-Load," which means they may be purchased directly from the Funds without the imposition of any sales or 12b-1 charges.

     The minimum initial purchase for the Bond Fund is $500,000.
     The minimum initial purchase for the Short Term Fund is $100,000.

Subsequent investments in both Funds must be $1,000 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed at least annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

                            THE JAMESTOWN BOND FUND
                              INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES: ...............................          None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of net assets)
Investment Advisory Fees (after waivers) ........................         0.36%
Administrator's Fees ............................................         0.08%
Other Expenses ..................................................         0.07%
                                                                          -----
Total Fund Operating Expenses ...................................         0.51%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

                  1 Year       3 Years       5 Years       10 Years
                  ------       -------       -------       --------
                   $ 5           $ 16          $ 29          $ 64


                       THE JAMESTOWN SHORT TERM BOND FUND
                              INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES: ................................         None


ANNUAL FUND OPERATING EXPENSES:
  (As a percentage of net assets)
Investment Advisory Fees (after waivers) .........................        0.00%
Administrator's Fees .............................................        0.24%
Other Expenses (after expense reimbursements) ....................        0.26%
                                                                          -----
Total Fund Operating Expenses ....................................        0.50%
                                                                          =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

                  1 Year       3 Years       5 Years       10 Years
                  ------       -------       -------       --------
                    $ 5          $ 16          $ 28           $ 63


The purpose of the foregoing tables is to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1998. Absent the fee waivers by the Advisor, the Bond Fund's investment advisory fees would have been 0.375% of average daily net assets and total fund operating expenses would have been 0.53% of average daily net assets. Absent the fee waivers and expense reimbursements by the Advisor, the Short Term Fund's investment advisory fees would have been 0.375% of average daily net assets, other expenses would have been 0.33% of average net assets and total fund operating expenses would have been 0.95% of average daily net assets. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.


The footnotes to the Financial Highlights table contain information concerning a decrease in the Bond Fund's expense ratio as a result of a directed brokerage arrangement.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information with respect to Institutional Shares of the Fund has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.

                                                                    THE JAMESTOWN BOND FUND
                                                                     Institutional Shares

                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
                                                                                                                       PERIOD
                                                                         YEARS ENDED MARCH 31,                          ENDED
                                                  -------------------------------------------------------------------  MARCH 31,
                                                   1998      1997      1996      1995      1994      1993      1992     1991(a)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........  $ 10.26   $ 10.39   $  9.97   $ 10.15   $ 10.82   $ 10.42   $  9.97   $ 10.00
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Income from investment operations:
   Net investment income .......................     0.58      0.68      0.70      0.62      0.55      0.64      0.54      0.20
   Net realized and unrealized gains (losses)
      on investments ...........................     0.63     (0.12)     0.41     (0.18)    (0.30)     0.55      0.48     (0.03)
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations ...............     1.21      0.56      1.11      0.44      0.25      1.19      1.02      0.17
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
   Dividends from net investment income ........    (0.64)    (0.69)    (0.69)    (0.62)    (0.55)    (0.64)    (0.54)    (0.20)
   Distributions from net realized gains .......       --        --        --        --     (0.19)    (0.15)    (0.03)       --
   Distributions in excess of net realized gains       --        --        --        --     (0.18)       --        --        --
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Total distributions ............................    (0.64)    (0.69)    (0.69)    (0.62)    (0.92)    (0.79)    (0.57)    (0.20)
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Net asset value at end of period ...............  $ 10.83   $ 10.26   $ 10.39   $  9.97   $ 10.15   $ 10.82   $ 10.42   $  9.97
                                                  =======   =======   =======   =======   =======   =======   =======   =======
Total return ...................................    12.06%     5.52%    11.23%     4.56%     2.12%    11.69%    10.33%     5.70%(c)
                                                  =======   =======   =======   =======   =======   =======   =======   =======
Net assets at end of period (000's) ............  $96,250   $76,499   $74,774   $72,029   $64,029   $55,718   $29,727   $   794
                                                  =======   =======   =======   =======   =======   =======   =======   =======
Ratio of gross expenses to average net assets ..     0.53%     0.53%     0.56%     0.57%     0.60%     0.59%     0.80%     3.08%(c)

Ratio of net expenses to average net assets (b)      0.50%     0.50%     0.53%     0.53%     0.60%     0.59%     0.60%     0.90%(c)

Ratio of net investment income to
   average net assets ..........................     6.06%     6.48%     6.54%     6.28%     5.03%     6.09%     6.67%     7.07%(c)

Portfolio turnover rate ........................      235%      207%      268%      381%      381%      454%      484%       54%

(a) Represents the period from the commencement of operations (December 13, 1990) through March 31, 1991.

(b) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement for periods after March 31, 1994 and investment advisory fees waived for the periods ended March 31, 1998, 1992 and 1991.

(c)  Annualized.


                                                  THE JAMESTOWN SHORT TERM BOND FUND
                                                          Institutional Shares

                         Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
                                                                                                                       Period
                                                                           YEARS ENDED MARCH 31,                        ENDED
                                                      --------------------------------------------------------------   MARCH 31,
                                                       1998       1997       1996       1995       1994       1993      1992(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............  $  9.61    $  9.72    $  9.64    $  9.82    $ 10.07    $  9.93    $ 10.00
                                                      -------    -------    -------    -------    -------    -------    -------
Income from investment operations:
   Net investment income ...........................     0.54       0.58       0.62       0.60       0.51       0.50       0.09
   Net realized and unrealized gains (losses)
      on investments ...............................     0.00      (0.11)      0.08      (0.17)     (0.23)      0.13      (0.07)
                                                      -------    -------    -------    -------    -------    -------    -------
Total from investment operations ...................     0.54       0.47       0.70       0.43       0.28       0.63       0.02
                                                      -------    -------    -------    -------    -------    -------    -------
Less distributions:
   Dividends from net investment income ............    (0.54)     (0.58)     (0.62)     (0.61)     (0.51)     (0.49)     (0.09)
   Distributions from net realized gains ...........       --         --         --         --      (0.02)        --         --
                                                      -------    -------    -------    -------    -------    -------    -------
Total distributions ................................    (0.54)     (0.58)     (0.62)     (0.61)     (0.53)     (0.49)     (0.09)
                                                      -------    -------    -------    -------    -------    -------    -------
Net asset value at end of period ...................  $  9.61    $  9.61    $  9.72    $  9.64    $  9.82    $ 10.07    $  9.93
                                                      =======    =======    =======    =======    =======    =======    =======
Total return .......................................     5.76%      5.01%      7.38%      4.53%      2.76%      6.40%      0.99%(c)
                                                      =======    =======    =======    =======    =======    =======    =======
Net assets at end of period (000's) ................  $10,212    $ 9,924    $ 9,426    $14,122    $18,715    $15,580    $ 5,320
                                                      =======    =======    =======    =======    =======    =======    =======
Ratio of net expenses to average net assets (b) ....     0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.50%(c)

Ratio of net investment income to average net assets     5.64%      5.96%      6.27%      6.04%      5.22%      5.24%      4.86%(c)

Portfolio turnover rate ............................      109%        62%       157%       144%       324%       289%        97%

(a) Represents the period from the commencement of operations (January 21, 1992) through March 31, 1992.

(b) Absent investment advisory fees waived and expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 0.95%, 0.94%, 0.85%, 0.85%, 0.81%, 0.82% and 0.81%(c) for the periods ended
     March 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.

(c)  Annualized.


FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE FUNDS IS CONTAINED IN THE ANNUAL REPORT, A COPY OF WHICH MAY BE OBTAINED AT NO CHARGE BY CALLING THE FUNDS.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objective of each Fund is to maximize total return, consisting of current income and capital appreciation, both realized and unrealized, through active management of a portfolio of investment grade fixed income securities. Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor's philosophy in the management of fixed income securities utilizes a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. The Advisor's determination of optimal duration for each Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Funds endeavor to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.


The Funds are designed primarily to allow institutional investors to take advantage of the professional investment management expertise of Tattersall Advisory Group, Inc. Each Fund will be managed in a manner that closely resembles that of other bond portfolios of similar maturity and duration managed by the Advisor. The Advisor uses a wide variety of securities and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in other types of securities than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objectives and policies of the Funds. The securities and techniques the Advisor currently expects to utilize are described below.


DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of either Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Bond Fund to a 2 year minimum and a 6 year maximum. The Advisor intends to maintain a portfolio duration for the Short Term Fund of less than 3 years. In addition, the Advisor intends to limit the duration of any one single security of the Short Term Fund to a maximum duration of 5 years. The precise point of each Fund's duration within these ranges will depend on the Advisor's view of the market. For the purposes of the Funds, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Funds expect the average maturity of their portfolios to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity). It should be noted that for some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, Collateralized Mortgage Obligations and Asset Backed Securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations, the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities of the Funds.

INVESTMENT GRADE SECURITIES. Each Fund intends to limit its investment purchases to investment grade securities. The Funds define investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see the Statement of Additional Information.

Each Fund invests exclusively in those securities rated investment grade by one or more of the NRSROs or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases securities which are rated investment grade by one NRSRO and which are not rated or rated below investment grade by other NRSROs, and such securities would be eligible for purchase by the Funds. Issues rated within the fourth highest grade (those rated lower than A) are considered speculative in certain respects and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon it own analysis of factors establishing creditworthiness. For as long as the Funds hold a fixed income issue, the Advisor monitors the issuer's credit standing. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Advisor's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

MORTGAGE PASS-THROUGH CERTIFICATES. Obligations of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds intend to invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the individual Fund.

OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Funds. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed
Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal of the IO rise, the IOs' price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayment rates could result in purchasers of IOs not recovering the full amount of their initial investment. The Funds will not invest more than 10% of their total assets in SMBS.

The Advisor expects that governmental, government related and private entities may create other mortgage related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage related securities are developed and offered to the investment community, the Advisor will, consistent with the particular Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage related securities.

ASSET BACKED SECURITIES. Other Asset Backed Securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, Asset Backed Securities represent undivided fractional interests in a fund whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on Asset Backed Securities are passed through monthly to certificate holders. In some cases Asset Backed Securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on Asset Backed Securities. The Funds may invest in other Asset Backed Securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. Some securities may be offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

CORPORATE BONDS. The Funds' investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features, as well as supply and demand factors.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any NRSRO or, if not so rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.


INVESTMENT  COMPANIES.  Each Fund may invest in the  securities  of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Funds. To the extent the Funds do so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease.

Neither Fund presently intends to invest more than 10% of its total assets in securities of other investment companies. In addition, neither Fund will invest more than 5% of its total assets in securities of any single investment company, nor will either Fund purchase more than 3% of the outstanding voting securities of any investment company.


FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The fixed income securities in which the Funds will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or on changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Funds' fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Funds' fixed income securities would decrease in value, which would have a depressing influence on the Funds' net asset values. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

SECURITIES LENDING. Each Fund may lend up to 33% of its portfolio securities to broker-dealers or other institutional investors. Since there could be a delay in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. Collateral will be maintained in excess of 100% of the value of the underlying securities, determined by marking to market daily those securities involved in the lending program. It is expected that the Funds will use the cash portions of loan collateral to invest in short-term income-producing securities. These practices may be amended from time to time as regulatory provisions permit. Securities lending for purposes of discussion in this Prospectus should not be confused with "Borrowing" below.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that annual portfolio turnover will vary between 100% and 500% with respect to each Fund. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of either Fund's total assets, and may pledge its assets to secure all such borrowings; (2) invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and (4) invest more than 5% of its total assets in the securities of any one issuer. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein.


     The minimum initial investment in the Bond Fund is $500,000.
     The minimum initial investment in the Short Term Fund is $100,000.

The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors  should  be  aware  that  the  Funds'  account  application   contains
provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

               The Jamestown Bond Funds
               c/o Shareholder Services
               P.O. Box 5354
               Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

             Star Bank, N.A.
             ABA# 042000013
             For Williamsburg Investment Trust #485777056
             For either:  The Jamestown Bond Fund or
                          The Jamestown Short Term Bond Fund
             (Shareholder name and account number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase Institutional Shares of the other Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege.
Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Funds or certain parties related thereto. The minimum initial investment for such accounts is $5,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $100,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $100,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Bond Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Bond Fund or the Short Term Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


SIGNATURE  GUARANTEES.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.


INVESTMENT  ADVISOR.  Subject  to  the  authority  of  the  Board  of  Trustees,
Tattersall  Advisory  Group,  Inc.  (the  "Advisor")  provides  the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor is a Virginia corporation controlled by Fred T. Tattersall. Prior to February 28, 1997, the investment advisor to each Fund was Lowe, Brockenbrough & Tattersall, Inc. ("LB&T"), of which Mr. Tattersall and Austin Brockenbrough III were the controlling shareholders. On February 28, 1997, LB&T was reorganized by means of a corporate restructuring into two separate legal entities: LB&T, owned by Mr. Brockenbrough, and the Advisor, owned by Mr. Tattersall. The Advisor manages the fixed-income accounts (including the Funds) formerly managed by LB&T. In addition to acting as Advisor to the Funds, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


Both the Bond Fund and the Short Term Fund are managed on a day to day basis by a committee comprised of the Advisor's fixed income portfolio management professionals, with each portfolio professional responsible for designated specific sectors of the fixed income market. Prior to February 28, 1997, the Funds were managed by the same group of professionals, but such professionals were employed by LB&T.

Compensation of the Advisor is at the annual rate of 0.375% of each Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Advisor received $310,227 in investment advisory fees from the Bond Fund (net of fee waivers), which represented 0.36% of the Bond Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Advisor waived its entire investment advisory fee from the Short Term Fund and reimbursed the Fund for $6,909 of other operating expenses.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of Institutional Shares of each Fund to 0.50% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of Institutional Shares of each Fund may therefore exceed 0.50% of its average daily net assets.

The  Advisor's  address is 6802 Paragon  Place,  Suite 200,  Richmond,  Virginia
23230.


ADMINISTRATOR.  The Funds have retained  Countrywide  Fund  Services,  Inc. (the
"Administrator"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

Each Fund pays the Administrator a base fee for these services at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million (subject to a minimum fee of $2,000 per month with respect to each Fund) plus a surcharge of $1,000 per month. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Funds' assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Funds pay all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1998, the expense ratio of Institutional Shares of each Fund was 0.50% of its average daily net assets after expense reimbursements.


BROKERAGE. The Funds have adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Advisor for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds. It is anticipated that most securities transactions of the Funds will be handled on a principal, rather than agency, basis. Fixed income securities are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


PRINCIPAL  SHAREHOLDERS.  Rockingham  Health Care,  Inc.,  235 Cantrell  Avenue,
Harrisonburg, Virginia, owned of record 36.6% of the Short Term Fund's outstanding shares as of July 2, 1998 and may therefore be deemed to control the Fund.

DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Bond Fund and the Short Term Fund described in this
Prospectus: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. Each class of shares of the Funds shall vote separately on matters relating to its own distribution arrangements. The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Service Group and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Service Group Shares due to the distribution fees imposed on Service Group Shares.

The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The  "yield" of a Fund is computed by  dividing  the net  investment  income per
share  earned  during  a  thirty-day   (or  one  month)  period  stated  in  the
advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

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20

                            THE JAMESTOWN BOND FUNDS
                              INSTITUTIONAL SHARES
                                                  Send completed application to:
                                                        THE JAMESTOWN BOND FUNDS
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $500,000 for Bond Fund; $100,000 for Short Term Bond Fund)

o Enclosed is a check payable to the applicable Fund for $________________ (Please indicate Fund below)

    o  Jamestown Bond Fund (82)     o  Jamestown Short Term Bond Fund (83)

o  Funds were wired to Star Bank on _____________ in the amount of $____________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For The Jamestown Bond Fund or The Jamestown Short Term Bond Fund For (shareholder name and Social Security or Taxpayer ID Number)

DIVIDEND AND DISTRIBUTION INSTRUCTIONS
o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.
--------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any ______ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE JAMESTOWN BOND FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE JAMESTOWN BOND FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION

I/We certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Tattersall Advisory Group, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].


____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

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                                                                              23

THE JAMESTOWN BOND FUNDS


INVESTMENT ADVISOR
Tattersall Advisory Group, Inc.
6802 Paragon Place
Suite 200
Richmond, Virginia 23230


ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaze, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

OFFICERS
Fred T. Tattersall, President
Craig D. Truitt, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                                 THE JAMESTOWN
                                   BOND FUNDS

                                 NO-LOAD FUNDS

                              Service Group Shares


                                   PROSPECTUS
                                 AUGUST 1, 1998

                               Investment Advisor
                        Tattersall Advisory Group, Inc.
                               Richmond, Virginia

                                                                      PROSPECTUS
                                                                  August 1, 1998

                            THE JAMESTOWN BOND FUNDS
                              SERVICE GROUP SHARES
                                 NO-LOAD FUNDS
--------------------------------------------------------------------------------

The investment objective of THE JAMESTOWN BOND FUND (the "Bond Fund") is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The investment objective of THE JAMESTOWN SHORT TERM BOND FUND (the "Short Term Fund") is identical to that of the Bond Fund, with the distinction that the Short Term Fund intends to achieve this objective by investing in a portfolio of investment grade fixed income securities having a shorter average duration.


The Jamestown Bond Fund and The Jamestown Short Term Bond Fund are designed primarily for institutional investors who wish to take advantage of the professional investment management expertise of Tattersall Advisory Group, Inc., which serves as investment advisor to the Funds.


The Funds offer two classes of shares: Service Group Shares, sold subject to a 12b-1 fee up to .15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Service Group and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Service Group Shares bear the expenses of distribution fees, which will cause Service Group Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.


                               INVESTMENT ADVISOR
                        TATTERSALL ADVISORY GROUP, INC.
                               RICHMOND, VIRGINIA


The Jamestown Bond Fund and the Jamestown Short Term Bond Fund (the "Funds") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling 1-800-443-4249.


A Statement of Additional Information, dated August 1, 1998 containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ........................................................    3

Synopsis of Costs and Expenses ............................................    4

Financial Highlights ......................................................    5

Investment Objectives, Investment Policies and Risk Considerations ........    8

How to Purchase Shares ....................................................   13

How to Redeem Shares ......................................................   14

How Net Asset Value is Determined .........................................   16

Management of the Funds ...................................................   16

Plan of Distribution ......................................................   18

Dividends, Distributions, Taxes and Other Information .....................   18

Application ...............................................................   21
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUNDS. The Jamestown Bond Fund (the "Bond Fund") and the Jamestown Short Term Bond Fund (the "Short Term Fund") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus. The Funds are primarily designed for tax exempt institutional investors such as pension and profit-sharing plans, endowments, foundations, and employee benefit trusts. Corporations and individual investors may invest in either Fund, although it should be noted that investment decisions of the Funds will not be influenced by any federal tax considerations, other than those considerations which apply to the Funds themselves.

INVESTMENT OBJECTIVES. The Bond Fund and the Short Term Fund are governed by virtually identical investment objectives and policies, WITH THE EXCEPTION of the average duration range of the individual Funds. Each Fund seeks to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities. For a more detailed explanation of the definition of "investment grade" securities, see "Investment Objectives, Investment Policies and Risk Considerations."

INVESTMENT APPROACH. The Advisor's philosophy in managing fixed income portfolios is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. Each Fund intends to invest only in investment grade securities. Due to their controlled duration and quality standards, the Funds expect to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios.


INVESTMENT ADVISOR. Tattersall Advisory Group, Inc. (the "Advisor") serves as investment advisor to each of the Funds. For its services, the Advisor receives compensation of 0.375% of the average daily net assets of each Fund. (See "Management of the Funds.")


PURCHASE OF SHARES. Service Group Shares are offered "No-Load," which means they may be purchased directly from the Funds without the imposition of any front-end or contingent deferred sales charges. However, Service Group Shares are subject to the imposition of a 12b-1 fee of up to .15% of average daily net assets. (See "Plan of Distribution.")

     The minimum initial purchase for the Bond Fund is $500,000.
     The minimum initial purchase for the Short Term Fund is $100,000.

Subsequent investments in both Funds must be $1,000 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed at least annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

                             THE JAMESTOWN BOND FUND
                              SERVICE GROUP SHARES

SHAREHOLDER TRANSACTION EXPENSES: ..............................           None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of net assets)
Investment Advisory Fees (after waivers) .......................          0.36%
Administrator's Fees ...........................................          0.08%
12b-1 Fees .....................................................          0.15%
Other Expenses .................................................          0.07%
                                                                          -----
Total Fund Operating Expenses ..................................          0.66%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $ 7          $21           $37            $82


                       THE JAMESTOWN SHORT TERM BOND FUND
                              SERVICE GROUP SHARES

SHAREHOLDER TRANSACTION EXPENSES: ................................         None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of net assets)
Investment Advisory Fees (after waivers) .........................        0.00%
Administrator's Fees .............................................        0.24%
12b-1 Fees .......................................................        0.15%
Other Expenses (after expense reimbursements) ....................        0.26%
                                                                          -----
Total Fund Operating Expenses ....................................        0.65%
                                                                          =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                $ 7           $21           $36            $81


The purpose of the foregoing tables is to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual operating history of Institutional Shares of the Fund for the fiscal year ended March 31, 1998, adjusted to reflect the imposition of 12b-1 fees applicable to Service Group Shares. Absent the fee waivers by the Advisor, the Bond Fund's investment advisory fees would have been 0.375% of average daily net assets and total fund operating expenses would have been 0.68% of average daily net assets. Absent the fee waivers and expense reimbursements by the Advisor, the Short Term Fund's investment advisory fees would have been 0.375% of average daily net assets, other expenses would have been 0.33% of average net assets and total fund operating expenses would have been 1.10% of average daily net assets. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.


The footnotes to the Financial Highlights table contain information concerning a decrease in the Bond Fund's expense ratio as a result of a directed brokerage arrangement.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.

                            THE JAMESTOWN BOND FUND
                              SERVICE GROUP SHARES

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                    PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                    1998(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $ 10.69
                                                                    -------
Income from investment operations:
        Net investment income ...................................      0.37
        Net realized and unrealized gains on investments ........      0.08
                                                                    -------
Total from investment operations ................................      0.45
                                                                    -------
Less distributions:
   Dividends from net investment income .........................     (0.31)
                                                                    -------
Net asset value at end of period ................................   $ 10.83
                                                                    =======
Total return ....................................................      8.55%(C)
                                                                    =======
Net assets at end of period (000's) .............................   $ 3,069
                                                                    =======
Ratio of gross expenses to average net assets ...................      0.68%(C)

Ratio of net expenses to average net assets(b) ..................      0.65%(C)

Ratio of net investment income to average net assets ............      5.96%(C)

Portfolio turnover rate .........................................       235%

(a) Represents the period from the initial public offering of Service Group Shares (October 2, 1997) through March 31, 1998.

(b) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement and investment advisory fees waived for the year ended March 31, 1998.

(c)  Annualized.

The following per share data and ratios for the Institutional Shares of the Funds are included for informational purposes. Institutional Shares do not bear 12b-1 fees and therefore have a lower expense ratio and pay higher dividends than Service Group Shares.

                            THE JAMESTOWN BOND FUND
                              INSTITUTIONAL SHARES

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                              YEARS ENDED MARCH 31,
                                                   -------------------------------------------
                                                     1998        1997        1996        1995
----------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $ 10.26     $ 10.39     $  9.97     $ 10.15
                                                   -------     -------     -------     -------
Income from investment operations:
   Net investment income .......................      0.58        0.68        0.70        0.62
   Net realized and unrealized gains (losses)
      on investments ...........................      0.63       (0.12)       0.41       (0.18)
                                                   -------     -------     -------     -------
Total from investment operations ...............      1.21        0.56        1.11        0.44
                                                   -------     -------     -------     -------
Less distributions:
   Dividends from net investment income ........     (0.64)      (0.69)      (0.69)      (0.62)
   Distributions from net realized gains .......        --          --          --          --
   Distributions in excess of net realized gains        --          --          --          --
                                                   -------     -------     -------     -------
Total distributions ............................     (0.64)      (0.69)      (0.69)      (0.62)
                                                   -------     -------     -------     -------
Net asset value at end of period ...............   $ 10.83     $ 10.26     $ 10.39     $  9.97
                                                   =======     =======     =======     =======
Total return ...................................     12.06%       5.52%      11.23%       4.56%
                                                   =======     =======     =======     =======
Net assets at end of period (000's) ............   $96,250     $76,499     $74,774     $72,029
                                                   =======     =======     =======     =======
Ratio of gross expenses to average net assets ..      0.53%       0.53%       0.56%       0.57%

Ratio of net expenses to average net assets (b)       0.50%       0.50%       0.53%       0.53%

Ratio of net investment income to
   average net assets ..........................      6.06%       6.48%       6.54%       6.28%

Portfolio turnover rate ........................       235%        207%        268%        381%

                                                                                      PERIOD
                                                         YEARS ENDED MARCH 31,         ENDED
                                                   -------------------------------    MARCH 31,
                                                     1994        1993        1992      1991(a)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $ 10.82     $ 10.42     $  9.97     $ 10.00
                                                   -------     -------     -------     -------
Income from investment operations:
   Net investment income .......................      0.55        0.64        0.54        0.20
   Net realized and unrealized gains (losses)
      on investments ...........................     (0.30)       0.55        0.48       (0.03)
                                                   -------     -------     -------     -------
Total from investment operations ...............      0.25        1.19        1.02        0.17
                                                   -------     -------     -------     -------
Less distributions:
   Dividends from net investment income ........     (0.55)      (0.64)      (0.54)      (0.20)
   Distributions from net realized gains .......     (0.19)      (0.15)      (0.03)         --
   Distributions in excess of net realized gains     (0.18)         --          --          --
                                                   -------     -------     -------     -------
Total distributions ............................     (0.92)      (0.79)      (0.57)      (0.20)
                                                   -------     -------     -------     -------
Net asset value at end of period ...............   $ 10.15     $ 10.82     $ 10.42     $  9.97
                                                   =======     =======     =======     =======
Total return ...................................      2.12%      11.69%      10.33%       5.70%(c)
                                                   =======     =======     =======     =======
Net assets at end of period (000's) ............   $64,029     $55,718     $29,727     $   794
                                                   =======     =======     =======     =======
Ratio of gross expenses to average net assets ..      0.60%       0.59%       0.80%       3.08%(c)

Ratio of net expenses to average net assets (b)       0.60%       0.59%       0.60%       0.90%(c)

Ratio of net investment income to
   average net assets ..........................      5.03%       6.09%       6.67%       7.07%(c)

Portfolio turnover rate ........................       381%        454%        484%         54%

(a) Represents the period from the commencement of operations (December 13, 1990) through March 31, 1991.

(b) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement for periods after March 31, 1994 and investment advisory fees waived for the periods ended March 31, 1998, 1992 and 1991.

(c)  Annualized.

                                          THE JAMESTOWN SHORT TERM BOND FUND
                                                  INSTITUTIONAL SHARES

                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
                                                                                                                        PERIOD
                                                                           YEARS ENDED MARCH 31,                         ENDED
                                                      --------------------------------------------------------------   MARCH 31,
                                                        1998       1997       1996       1995       1994       1993     1992(a)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............  $  9.61    $  9.72    $  9.64    $  9.82    $ 10.07    $  9.93    $ 10.00
                                                      -------    -------    -------    -------    -------    -------    -------
Income from investment operations:
   Net investment income ...........................     0.54       0.58       0.62       0.60       0.51       0.50       0.09
   Net realized and unrealized gains (losses)
      on investments ...............................     0.00      (0.11)      0.08      (0.17)     (0.23)      0.13      (0.07)
                                                      -------    -------    -------    -------    -------    -------    -------
Total from investment operations ...................     0.54       0.47       0.70       0.43       0.28       0.63       0.02
                                                      -------    -------    -------    -------    -------    -------    -------
Less distributions:
   Dividends from net investment income ............    (0.54)     (0.58)     (0.62)     (0.61)     (0.51)     (0.49)     (0.09)
   Distributions from net realized gains ...........       --         --         --         --      (0.02)        --         --
                                                      -------    -------    -------    -------    -------    -------    -------
Total distributions ................................    (0.54)     (0.58)     (0.62)     (0.61)     (0.53)     (0.49)     (0.09)
                                                      -------    -------    -------    -------    -------    -------    -------
Net asset value at end of period ...................  $  9.61    $  9.61    $  9.72    $  9.64    $  9.82    $ 10.07    $  9.93
                                                      =======    =======    =======    =======    =======    =======    =======
Total return .......................................     5.76%      5.01%      7.38%      4.53%      2.76%      6.40%   0.99% (c)
                                                      =======    =======    =======    =======    =======    =======    =======
Net assets at end of period (000's) ................  $10,212    $ 9,924    $ 9,426    $14,122    $18,715    $15,580    $ 5,320
                                                      =======    =======    =======    =======    =======    =======    =======
Ratio of net expenses to average net assets (b) ....     0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.50%(c)

Ratio of net investment income to average net assets     5.64%      5.96%      6.27%      6.04%      5.22%      5.24%      4.86%(c)

Portfolio turnover rate ............................      109%        62%       157%       144%       324%       289%        97%

(a) Represents the period from the commencement of operations (January 21, 1992) through March 31, 1992.

(b) Absent investment advisory fees waived and expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 0.95%, 0.94%, 0.85%, 0.85%, 0.81%, 0.82% and 0.81%(c) for the periods ended
     March 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.

(c)  Annualized.


FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE FUNDS IS CONTAINED IN THE ANNUAL REPORT, A COPY OF WHICH MAY BE OBTAINED AT NO CHARGE BY CALLING THE FUNDS.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objective of each Fund is to maximize total return, consisting of current income and capital appreciation, both realized and unrealized, through active management of a portfolio of investment grade fixed income securities. Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor's philosophy in the management of fixed income securities utilizes a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. The Advisor's determination of optimal duration for each Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Funds endeavor to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.


The Funds are designed primarily to allow institutional investors to take advantage of the professional investment management expertise of Tattersall Advisory Group, Inc. Each Fund will be managed in a manner that closely resembles that of other bond portfolios of similar maturity and duration managed by the Advisor. The Advisor uses a wide variety of securities and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in other types of securities than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objectives and policies of the Funds. The securities and techniques the Advisor currently expects to utilize are described below.


DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of either Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Bond Fund to a 2 year minimum and a 6 year maximum. The Advisor intends to maintain a portfolio duration for the Short Term Fund of less than 3 years. In addition, the Advisor intends to limit the duration of any one single security of the Short Term Fund to a maximum duration of 5 years. The precise point of each Fund's duration within these ranges will depend on the Advisor's view of the market. For the purposes of the Funds, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Funds expect the average maturity of their portfolios to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity). It should be noted that for some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, Collateralized Mortgage Obligations and Asset Backed Securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations, the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities of the Funds.

INVESTMENT GRADE SECURITIES. Each Fund intends to limit its investment purchases to investment grade securities. The Funds define investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see the Statement of Additional Information.

Each Fund invests exclusively in those securities rated investment grade by one or more of the NRSROs or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases securities which are rated investment grade by one NRSRO and which are not rated or rated below investment grade by other NRSROs, and such securities would be eligible for purchase by the Funds. Issues rated within the fourth highest grade (those rated lower than A) are considered speculative in certain respects and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness. For as long as the Funds hold a fixed income issue, the Advisor monitors the issuer's credit standing. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Advisor's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

MORTGAGE PASS-THROUGH CERTIFICATES. Obligations of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds intend to invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are

AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the individual Fund.

OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Funds. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed
Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal of the IO rise, the IOs' price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayment rates could result in purchasers of IOs not recovering the full amount of their initial investment. The Funds will not invest more than 10% of their total assets in SMBS.

The Advisor expects that governmental, government related and private entities may create other mortgage related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage related securities are developed and offered to the investment community, the Advisor will, consistent with the particular Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage related securities.

ASSET BACKED SECURITIES. Other Asset Backed Securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, Asset Backed Securities represent undivided fractional interests in a fund whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on Asset Backed Securities are passed through monthly to certificate holders. In some cases Asset Backed Securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on Asset Backed Securities. The Funds may invest in other Asset Backed Securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. Some securities may be offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

CORPORATE BONDS. The Funds' investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features, as well as supply and demand factors.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any NRSRO or, if not so rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.


INVESTMENT  COMPANIES.  Each Fund may invest in the  securities  of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Funds. To the extent the Funds do so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease.

Neither Fund presently intends to invest more than 10% of its total assets in securities of other investment companies. In addition, neither Fund will invest more than 5% of its total assets in securities of any single investment company, nor will either Fund purchase more than 3% of the outstanding voting securities of any investment company.


FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The fixed income securities in which the Funds will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or on changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Funds' fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Funds' fixed income securities would decrease in value, which would have a depressing influence on the Funds' net asset values. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

SECURITIES LENDING. Each Fund may lend up to 33% of its portfolio securities to broker-dealers or other institutional investors. Since there could be a delay in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. Collateral will be maintained in excess of 100% of the value of the underlying securities, determined by marking to market daily those securities involved in the lending program. It is expected that the Funds will use the cash portions of loan collateral to invest in short-term income-producing securities. These practices may be amended from time to time as regulatory provisions permit. Securities lending for purposes of discussion in this Prospectus should not be confused with "Borrowing" below.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that annual portfolio turnover will vary between 100% and 500% with respect to each Fund. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of either Fund's total assets, and may pledge its assets to secure all such borrowings; (2) invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and (4) invest more than 5% of its total assets in the securities of any one issuer. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


There are NO FRONT-END OR CONTINGENT DEFERRED SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein.


     The minimum initial investment in the Bond Fund is $500,000.
     The minimum initial investment in the Short Term Fund is $100,000.

The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors  should  be  aware  that  the  Funds'  account  application   contains
provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

          The Jamestown Bond Funds
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Star Bank, N.A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For either:  The Jamestown Bond Fund or
                       The Jamestown Short Term Bond Fund
          (Shareholder name and account number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase Service Group Shares of the other Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege.
Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $100,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $100,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Bond Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Bond Fund or the Short Term Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)   any required signature guarantees (see "Signature Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


SIGNATURE  GUARANTEES.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.


INVESTMENT  ADVISOR.  Subject  to  the  authority  of  the  Board  of  Trustees,
Tattersall  Advisory  Group,  Inc.  (the  "Advisor")  provides  the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor is a Virginia corporation controlled by Fred T. Tattersall. Prior to February 28, 1997, the investment advisor to each Fund was Lowe, Brockenbrough & Tattersall, Inc. ("LB&T"), of which Mr. Tattersall and Austin Brockenbrough III were the controlling shareholders. On February 28, 1997, LB&T was reorganized by means of a corporate restructuring into two separate legal entities: LB&T, owned by Mr. Brockenbrough, and the Advisor, owned by Mr. Tattersall. The Advisor manages the fixed-income accounts (including the Funds) formerly managed by LB&T. In addition to acting as Advisor to the Funds, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


Both the Bond Fund and the Short Term Fund are managed on a day to day basis by a committee comprised of the Advisor's fixed income portfolio management professionals, with each portfolio professional responsible for designated specific sectors of the fixed income market. Prior to February 28, 1997, the Funds were managed by the same group of professionals, but such professionals were employed by LB&T.

Compensation of the Advisor is at the annual rate of 0.375% of each Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Advisor received $310,227 in investment advisory fees from the Bond Fund (net of fee waivers), which represented 0.36% of the Bond Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Advisor waived its entire investment advisory fee from the Short Term Fund and reimbursed the Fund for $6,909 of other operating expenses.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of Service Group Shares of each Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of Service Group Shares of each Fund may therefore exceed 0.65% of its average daily net assets.

The  Advisor's  address is 6802 Paragon  Place,  Suite 200,  Richmond,  Virginia
23230.


ADMINISTRATOR.  The Funds have retained  Countrywide  Fund  Services,  Inc. (the
"Administrator"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

Each Fund pays the Administrator a base fee for these services at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million (subject to a minimum fee of $2,000 per month with respect to each Fund) plus a surcharge of $1,000 per month. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Funds' assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Funds pay all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

BROKERAGE. The Funds have adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Advisor for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds. It is anticipated that most securities transactions of the Funds will be handled on a principal, rather than agency, basis. Fixed income securities are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Service Group Shares of the Fund have adopted a plan of distribution (the "Plan") under which such shares may directly incur or reimburse the Advisor for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares. Pursuant to the Plan, the Funds may make payments to dealers and other persons who may be advising investors regarding the purchase, sale or retention of Service Group Shares. For the fiscal period ended March 31, 1998, the Bond Fund paid $2,672 to dealers and other persons who may be advising shareholders in this regard.

The annual limitation for payment of expenses pursuant to the Plan is .15% of the average daily net assets allocable to Service Group Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Funds in accordance with its terms, the Funds will not be required to make any payments for expenses incurred by the Advisor after the date the Plan terminates.

Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


PRINCIPAL  SHAREHOLDERS.  Rockingham  Health Care,  Inc.,  235 Cantrell  Avenue,
Harrisonburg, Virginia, owned of record 36.6% of the Short Term Fund's outstanding shares as of July 2, 1998 and therefore may be deemed to control the Fund.

DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Bond Fund and the Short Term Fund described in this
Prospectus: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. Service Group Shares of the Funds shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Plan of Distribution").

The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Service Group and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Service Group Shares due to the distribution fees imposed on Service Group Shares.

The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The  "yield" of a Fund is computed by  dividing  the net  investment  income per
share  earned  during  a  thirty-day   (or  one  month)  period  stated  in  the
advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                            THE JAMESTOWN BOND FUNDS
                              SERVICE GROUP SHARES
                                                  Send completed application to:
                                                        THE JAMESTOWN BOND FUNDS
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $500,000 for Bond Fund; $100,000 for Short Term Bond Fund)

o Enclosed is a check payable to the applicable Fund for $___________ (Please indicate Fund below)

    o  Jamestown Bond Fund    o  Jamestown Short Term Bond Fund

o   Funds were wired to Star Bank on ______________ in the amount of $__________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For The Jamestown Bond Fund or The Jamestown Short Term Bond Fund For (shareholder name and Social Security or Taxpayer ID Number)

DIVIDEND AND DISTRIBUTION INSTRUCTIONS
o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.
--------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any _____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE JAMESTOWN BOND FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE JAMESTOWN BOND FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION

I/We certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Tattersall Advisory Group, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].


____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE JAMESTOWN BOND FUNDS


INVESTMENT ADVISOR
Tattersall Advisory Group, Inc.
6802 Paragon Place
Suite 200
Richmond, Virginia 23230


ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

OFFICERS
Fred T. Tattersall, President
Craig D. Truitt, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                                   PROSPECTUS
                                 AUGUST 1, 1998


                               Investment Advisor
                     Lowe, Brockenbrough & Tattersall, Inc.
                               Richmond, Virginia

                                                                      PROSPECTUS
                                                                  August 1, 1998

                              THE JAMESTOWN FUNDS
                                 NO-LOAD FUNDS
--------------------------------------------------------------------------------

The investment objectives of THE JAMESTOWN BALANCED FUND are long term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

                               INVESTMENT ADVISOR
                     LOWE, BROCKENBROUGH & TATTERSALL, INC.
                               RICHMOND, VIRGINIA

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and the Jamestown Tax Exempt Virginia Fund (the "Funds") are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1998, containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ........................................................    2
Synopsis of Costs and Expenses ............................................    4
Financial Highlights ......................................................    6
Investment Objectives, Investment Policies and Risk Considerations ........   10
How to Purchase Shares ....................................................   22
How to Redeem Shares ......................................................   23
How Net Asset Value is Determined .........................................   25
Management of the Funds ...................................................   25
Tax Status of Tax Exempt Virginia Fund ....................................   28
Dividends, Distributions, Taxes and Other Information .....................   30
Appendix A: Description of Municipal Obligations ..........................   33
Appendix B: Factors Affecting Virginia Municipal Obligations...............   35
Application ...............................................................   37
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE FUNDS. The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund"), The Jamestown International Equity Fund (the "International Equity Fund") and The Jamestown Tax Exempt Virginia Fund (the "Tax Exempt Virginia Fund") are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own investment objectives and policies. An investor may elect one or more of the Funds to meet individual investment objectives, and may switch from one Fund to an other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus.


INVESTMENT OBJECTIVES. The Balanced Fund's investment objectives are long term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Equity Fund's investment objective is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

INVESTMENT APPROACH. The percentage of assets of the Balanced Fund invested in equities and fixed income securities is varied according to the Advisor's judgment of market and economic conditions. The Advisor attempts to take advantage of the long term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility.

The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks. Equity investments are made primarily for growth, using strong fundamental factors, rankings of growth/value models and attractive technical and other factors as selection criteria.

With respect to the International Equity Fund, concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

The Advisor's philosophy in managing the Tax Exempt Virginia Fund is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 75% of the Fund's assets in bonds rated A or better. Due to the Fund's controlled duration and high quality standards, it expects to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios. Prospective investors should be aware that the net asset value of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise.

Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. (See "Investment Objectives, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") serves as investment advisor to each of the Funds. For its services, the Advisor receives compensation of 0.65% of the average daily net assets of each of the Balanced Fund and the Equity Fund; 1.00% of the average daily net assets of the International Equity Fund; and .40% of the average daily net assets of the Tax Exempt Virginia Fund. The fees are reduced for the Balanced Fund or the Tax Exempt Virginia Fund when the assets of the particular Fund exceed $250 million and are reduced for the Equity Fund when that Fund's assets exceed $500 million. (See "Management of the Funds.")

SUB-ADVISORS. Oechsle International Advisors, L.P. ("Oechsle Advisors") has been retained as sub-advisor to the International Equity Fund. Oechsle Advisors receives compensation from the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor from the International Equity Fund.

The Advisor has retained Tattersall Advisory Group, Inc. ("Tattersall") to serve as the investment manager to that portion of the Balanced Fund's portfolio invested in fixed-income securities. (See "Management of the Funds.")

PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Funds without the imposition of any sales or 12b-1 charges. The minimum initial purchase for any Fund is $5,000. Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")


REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")


DIVIDENDS AND DISTRIBUTIONS. Net investment income is distributed monthly, with respect to the Virginia Tax Exempt Fund, and is distributed quarterly, with respect to the Balanced Fund, the Equity Fund and the International Equity Fund. Net capital gains, if any, are distributed at least annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

                          THE JAMESTOWN BALANCED FUND

SHAREHOLDER TRANSACTION EXPENSES: ...............................          None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees ........................................         0.65%
Administrator's Fees ............................................         0.17%
Other Expenses ..................................................         0.08%
                                                                          -----
Total Fund Operating Expenses ...................................         0.90%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $9           $29           $50           $111


                           THE JAMESTOWN EQUITY FUND

SHAREHOLDER TRANSACTION EXPENSES: ...............................          None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees ........................................         0.65%
Administrator's Fees ............................................         0.19%
Other Expenses ..................................................         0.09%
                                                                          -----
Total Fund Operating Expenses ...................................         0.93%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $9           $30           $51           $114

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

SHAREHOLDER TRANSACTION EXPENSES: ...............................          None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees ........................................         1.00%
Administrator's Fees ............................................          .24%
Other Expenses ..................................................          .32%
                                                                          -----
Total Fund Operating Expenses ...................................         1.56%
                                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                $16           $49           $85           $186


                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

SHAREHOLDER TRANSACTION EXPENSES: ...............................          None


ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees (after waivers) ........................         0.37%
Administrator's Fees ............................................         0.16%
Other Expenses ..................................................         0.22%
                                                                          -----
Total Fund Operating Expenses ...................................         0.75%
                                                                          =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

               1 Year       3 Years       5 Years       10 Years
               ------       -------       -------       --------
                 $8           $24           $42            $93


The purpose of the foregoing tables are to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual expenses incurred during the fiscal year ended March 31, 1998. Absent fee waivers by the Advisor, the Tax Exempt Virginia Fund's investment advisory fees would have been 0.40% of average daily net assets and total fund operating expenses would have been 0.78% of average daily net assets. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.


The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.

                                    THE JAMESTOWN BALANCED FUND

          Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                             YEARS ENDED MARCH 31,
                                         ------------------------------------------------------------
                                           1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $  15.17     $  14.77     $  12.76     $  12.15     $  12.49
                                         --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income .............       0.37         0.35         0.36         0.33         0.30
   Net realized and unrealized gains
      (losses) on investments ........       4.31         1.45         2.50         0.90        (0.18)
                                         --------     --------     --------     --------     --------
Total from investment operations .....       4.68         1.80         2.86         1.23         0.12
                                         --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment
      income .........................      (0.37)       (0.35)       (0.36)       (0.33)       (0.30)
   Distributions from net realized
      gains ..........................      (2.10)       (1.05)       (0.49)       (0.29)       (0.16)
                                         --------     --------     --------     --------     --------
Total distributions ..................      (2.47)       (1.40)       (0.85)       (0.62)       (0.46)
                                         --------     --------     --------     --------     --------
Net asset value at end of period .....   $  17.38     $  15.17     $  14.77     $  12.76     $  12.15
                                         ========     ========     ========     ========     ========
Total return .........................      32.42%       12.29%       22.79%       10.54%        0.94%
                                         ========     ========     ========     ========     ========
Net assets at end of period (000's) ..   $101,408     $ 70,654     $ 61,576     $ 52,062     $ 46,928
                                         ========     ========     ========     ========     ========
Ratio of gross expenses to
   average net assets ................       0.90%        0.91%        0.93%        0.99%        1.01%

Ratio of net expenses to
   average net assets(b) .............       0.87%        0.87%        0.88%        0.96%        0.98%

Ratio of net investment income
   to average net assets .............       2.21%        2.31%        2.52%        2.72%        2.47%

Portfolio turnover rate ..............         90%          58%          72%          95%         123%

Average commission rate per share ....   $ 0.0681     $ 0.0667           --           --           --

                                                                                 JULY 3,
                                                YEARS ENDED MARCH 31,          1989(A) TO
                                         ----------------------------------     MARCH 31,
                                           1993         1992         1991         1990
----------------------------------------------------------------------------------------
Net asset value at beginning of period   $  11.52     $  10.88     $  10.27     $  10.16
                                         --------     --------     --------     --------
Income from investment operations:
   Net investment income .............       0.31         0.32         0.38         0.25
   Net realized and unrealized gains
      (losses) on investments ........       1.11         0.67         0.63         0.10
                                         --------     --------     --------     --------
Total from investment operations .....       1.42         0.99         1.01         0.35
                                         --------     --------     --------     --------
Less distributions:
   Dividends from net investment
      income .........................      (0.31)       (0.31)       (0.39)       (0.24)
   Distributions from net realized
      gains ..........................      (0.14)       (0.04)       (0.01)          --
                                         --------     --------     --------     --------
Total distributions ..................      (0.45)       (0.35)       (0.40)       (0.24)
                                         --------     --------     --------     --------
Net asset value at end of period .....   $  12.49     $  11.52     $  10.88     $  10.27
                                         ========     ========     ========     ========
Total return .........................      12.50%        9.16%        9.99%        4.65%(c)
                                         ========     ========     ========     ========
Net assets at end of period (000's) ..   $ 40,512     $ 23,786     $ 13,180     $  4,399
                                         ========     ========     ========     ========
Ratio of gross expenses to
   average net assets ................       1.07%        1.19%        1.47%        1.61%(c)

Ratio of net expenses to
   average net assets(b) .............       0.99%          --           --           --

Ratio of net investment income
   to average net assets .............       2.59%        3.00%        5.52%        5.24%(c)

Portfolio turnover rate ..............        134%         153%         110%           7%

Average commission rate per share ....         --           --           --           --


(a) Effective date of the Fund's initial registration under the Securities Act of 1933, as amended.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

(c)  Annualized.

                                          THE JAMESTOWN EQUITY FUND

                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                                    PERIOD
                                                                    YEARS ENDED MARCH 31,                            ENDED
                                               ---------------------------------------------------------------      MARCH 31,
                                                1998          1997          1996          1995          1994         1993(A)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......  $ 15.66       $ 13.96       $ 11.29       $ 10.19       $ 10.18       $ 10.00
                                               -------       -------       -------       -------       -------       -------
Income from investment operations:
   Net investment income ....................     0.11          0.13          0.15          0.10          0.08          0.04
   Net realized and unrealized gains (losses)
      on investments ........................     6.47          2.00          2.98          1.15         (0.01)         0.18
                                               -------       -------       -------       -------       -------       -------
Total from investment operations ............     6.58          2.13          3.13          1.25          0.07          0.22
                                               -------       -------       -------       -------       -------       -------
Less distributions:
   Dividends from net investment income .....    (0.11)        (0.13)        (0.15)        (0.12)        (0.06)        (0.04)
   Distributions from net realized gains ....    (1.97)        (0.30)        (0.31)        (0.03)           --            --
                                               -------       -------       -------       -------       -------       -------
Total distributions .........................    (2.08)        (0.43)        (0.46)        (0.15)        (0.06)        (0.04)
                                               -------       -------       -------       -------       -------       -------
Net asset value at end of period ............  $ 20.16       $ 15.66       $ 13.96       $ 11.29       $ 10.19       $ 10.18
                                               =======       =======       =======       =======       =======       =======
Total return ................................    43.74%        15.27%        28.00%        12.33%         0.67%         6.81%(d)
                                               =======       =======       =======       =======       =======       =======
Net assets at end of period (000's) .........  $52,214       $31,180       $17,857       $ 8,111       $ 2,811       $ 1,953
                                               =======       =======       =======       =======       =======       =======
Ratio of gross expenses to average net assets     0.93%         0.98%         1.14%         1.99%         3.16%         3.19%(d)

Ratio of net expenses to average net assets .     0.90%(b)      0.92%(b)      1.01%(b)      1.44%(c)      1.50%(c)      1.50%(c)(d)

Ratio of net investment income
   to average net assets ....................     0.60%         0.85%         1.27%         1.18%         0.82%         1.13%(d)

Portfolio turnover rate .....................       59%           44%           54%           48%           92%           54%

Average commission rate per share ...........  $0.0686       $0.0688            --            --            --            --


(a) Represents the period from the commencement of operations (December 1, 1992) through March 31, 1993.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

(c) Ratios were determined based on net expenses after the Advisor waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

(d)  Annualized.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                 Selected per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period


                                                        YEAR      PERIOD
                                                       ENDED       ENDED
                                                      MARCH 31,   MARCH 31,
                                                        1998       1997(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ............   $   9.81     $  10.00
                                                      --------     --------
Income from investment operations:
   Net investment loss ............................      (0.01)       (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies .......       2.91        (0.14)
                                                      --------     --------
Total from investment operations ..................       2.90        (0.15)
                                                      --------     --------
Less distributions:
   From net investment income .....................      (0.10)       (0.04)
                                                      --------     --------
Net asset value at end of period ..................   $  12.61     $   9.81
                                                      ========     ========
Total return ......................................      29.67%    (1.56)%(c)
                                                      ========     ========
Net assets at end of period (000's) ...............   $ 42,543     $ 29,290
                                                      ========     ========
Ratio of net expenses to average net assets(b) ....       1.56%        1.60%(c)

Ratio of net investment loss to average net assets       (0.05)%   (0.15)%(c)

Portfolio turnover rate ...........................         47%          70%(c)

Average commission rate per share .................   $ 0.0294     $ 0.0258

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

                                    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                                                                          PERIOD
                                                                    YEARS ENDED MARCH 31,                  ENDED
                                                       -----------------------------------------------    MARCH 31,
                                                         1998         1997         1996         1995       1994(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   9.83     $   9.85     $   9.68     $   9.61     $  10.00
                                                       --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income ...........................       0.44         0.45         0.45         0.44         0.23
   Net realized and unrealized gains (losses)
      on investments ...............................       0.33        (0.02)        0.17         0.07        (0.39)
                                                       --------     --------     --------     --------     --------
Total from investment operations ...................       0.77         0.43         0.62         0.51        (0.16)
                                                       --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income ............      (0.44)       (0.45)       (0.45)       (0.44)       (0.23)
                                                       --------     --------     --------     --------     --------
Net asset value at end of period ...................   $  10.16     $   9.83     $   9.85     $   9.68     $   9.61
                                                       ========     ========     ========     ========     ========
Total return .......................................       8.00%        4.39%        6.51%        5.47%    (2.96)%(c)
                                                       ========     ========     ========     ========     ========
Net assets at end of period (000's) ................   $ 18,213     $ 11,197     $  8,779     $  7,712     $  2,056
                                                       ========     ========     ========     ========     ========
Ratio of net expenses to average net assets(b) .....       0.75%        0.75%        0.75%        0.75%        0.75%(c)

Ratio of net investment income to average net assets       4.40%        4.51%        4.57%        4.64%        4.07%(c)

Portfolio turnover rate ............................         33%          24%          14%          97%          33%

(a) Represents the period from the commencement of operations (September 1, 1993) through March 31, 1994.

(b) Absent investment advisory fees waived and/or expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04%, 1.62% and 4.83%(c) for the periods ended March 31,
     1998, 1997, 1996, 1995 and 1994, respectively.

(c)  Annualized.


Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Funds.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objectives of the BALANCED FUND are long term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of the EQUITY FUND is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of the TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks, and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Selection of equity securities is made on the basis of several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.


2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions and projected earnings growth. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subject to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. These selections are used by the Advisor to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.


FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." U.S. Government Securities include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of Tattersall. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating less than A will be acquired if, as a result, more than 10% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. Lower rated issues (those rated lower than A) are considered speculative in certain respects. Descriptions of the quality ratings of Moody's and S&P are contained in the Statement of Additional Information. Although Tattersall utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Balanced Fund holds a fixed income issue, Tattersall monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds ("Treasuries"). When the yield "spread" between Treasuries and other debt instruments is great, then U.S. Government agency securities (which will have higher yields than U.S. Treasuries of the same maturity) or corporate bonds are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from three to twelve years. The average maturity of the portfolio will be shifted to reflect Tattersall's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to investing in the types of securities described above, the Advisor invests the Balanced Fund's assets among various companies, industries and economic sectors and adjusts the Balanced Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor analyzes the projected total return relationships between four year stock market total returns (using the Standard & Poor's 500 Composite Index ("S&P 500") as a proxy for the market) and U.S. Treasury Notes with a four-year maturity. A four-year time frame is used in the Advisor's total return projections because, in its belief, four years is a sufficiently long time period to assess the potential total return of competing investments without being unduly influenced by short term economic and market factors. A dividend discount model, based upon historical S&P 500 price to dividend relationships, is used by the Advisor in projecting four-year stock market total returns. This model compares the Advisor's projected S&P 500 four-year dividend streams and resulting computer generated fourth year S&P 500 index values to the current S&P 500 index value to derive estimates of the total return potential from stocks. While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

FACTORS TO CONSIDER. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or on changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets; (4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and
(5) purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. Other fundamental investment limitations are listed in the Statement of Additional Information.

                           INTERNATIONAL EQUITY FUND

Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the International Equity Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

The Fund will not invest in physical commodities or speculative currency positions. Stock and currency options may be used in a limited way. Currency forward contracts may also be purchased.

Oechsle International Advisors, L.P. ("Oechsle Advisors") believes that investors must scan the world for investment opportunities. International diversification is important because (i) non-U.S. stocks now account for more than sixty percent of the world's stock market capitalization and (ii) Oechsle Advisors believes that international investing meaningfully reduces risk while potentially improving returns.

In 1967, the United States represented seventy percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 1980 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 50% of a much larger world market. By the end of 1996, the U.S. percentage had declined further to approximately 45%. Therefore, non-U.S. stocks, now nearly twice the amount of U.S. stocks in terms of market capitalization, represent a large, increasingly significant pool presenting opportunities which investors can no longer ignore.

Oechsle Advisors believes that international diversification significantly reduces risk and potentially improves returns. Over the last 25 years, non-U.S. stocks, as measured by the Europe, Australia and Far East ("EAFE") Index, have outperformed U.S. equities, as measured by the Standard & Poor's 500 Index, by a large margin. Furthermore, Oechsle Advisors believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.

Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 1996, U.S. pension funds had invested nearly 11% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next five years.

Oechsle Advisors combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The world's financial markets continually change, and it is the job of the fund manager to understand and act upon these changing trends. Over the last 25 years:

-- major inflation in the United States and Europe during the 1970s decimated the performance of common stocks, resulting in major gains in "hard assets";

-- a disinflationary period in the 1980s provided some of the best returns of this century for common stocks both in Europe and the United States;

-- the economies and securities markets of Japan and other Pacific Rim countries performed spectacularly;

-- Latin America reversed decades of economic stagnation in the mid-to late-1980s as a result of dramatic political and economic changes; and

--   technology   transformed   political,   economic  and  financial   patterns
     worldwide.

Oechsle Advisors believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Four primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars. Oechsle Advisors looks for a positive monetary environment that is likely to stimulate economic growth. Oechsle Advisors looks for accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth. Finally, Oechsle Advisors looks at the demand and supply relationship for equities in each country.

Oechsle  Advisors  seeks to  control  risk by  diversifying  across a number  of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the EAFE Index. The Fund will be further diversified by holding, on average, 80 stocks in the portfolio. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.

Once the macro-economic framework is developed, Oechsle Advisors seeks to add value through security selection. Oechsle Advisors focuses on medium and large capitalization stocks, but the Fund may hold up to 25% of the Fund's assets in companies that have a market capitalization of less than $1 billion. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 50%.

The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, Oechsle Advisors believes that cash earnings are the best reflection of the true earnings power of a corporation. Oechsle Advisors analyzes accounting and legal differences in order to compare investment among different countries. The core of the equity research process is driven by fundamental research. Oechsle Advisors' investment research professionals annually visit more than 600 companies around the globe that are potential investments. Oechsle feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. Oechsle Advisors is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, Oechsle Advisors first seeks beneficial currency exposure through country allocation. Secondly, Oechsle Advisors will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, Oechsle Advisors may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations.

"Investment grade" debt refers to those securities rated within one of the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

HEDGING TECHNIQUES

Unless otherwise indicated, Oechsle Advisors may invest in the following derivative securities to seek to hedge all or a portion of the Fund's assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

PUT AND CALL OPTIONS. The Fund may write (sell) covered put and call options as a means of enhancing its return and may buy put and call options written by others covering securities, futures contracts and foreign currencies to attempt to provide protection against the adverse effects of anticipated changes in the prices of such instruments. The Fund may write covered call options as a means of enhancing its return through the receipt of premiums when Oechsle Advisors determines that the underlying securities, futures contracts or foreign currencies have achieved their potential for appreciation. However, by writing such options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security, futures contract or foreign currency above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security, futures contract or foreign currency. If this occurred, the option could be exercised and the underlying instrument would then be sold to the Fund at a higher price than its then current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities, futures contracts or foreign currencies. The purchase of a put option protects the value of portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, futures contract or foreign currency increased by an amount greater than the premium paid. It would realize a loss if the price of the security, futures contract or foreign currency decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options the Fund will be required to segregate cash and/or liquid high-grade debt securities to meet its obligations. When writing call options the Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or short-term high quality securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that Oechsle Advisors may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD CURRENCY EXCHANGE CONTRACTS. When Oechsle Advisors believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

CERTAIN RISK CONSIDERATIONS

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

HEDGING TECHNIQUES. The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

Transactions in options involve special risks. The Fund may not be able to enter into a closing transaction to cancel its obligations with respect to the options it has written or purchased. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

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

CONFLICTS OF INTEREST. Oechsle Advisors may determine from time to time that some investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by Oechsle Advisors. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of Oechsle Advisors, on a fair and equitable basis deemed appropriate by Oechsle Advisors.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The policy of the Fund will be to maintain an investment of at least 65% of the Fund's total assets in Virginia tax exempt securities during normal market conditions. The Advisor's philosophy in the management of fixed income securities utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 15 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc.("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA,AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see Appendix A.

The Fund requires that 75% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 75% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Lower rated issues (those rated lower than A) are considered speculative in certain respects. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

For a general discussion of Municipal Obligations, the risks associated with an investment therein, and descriptions of the ratings of Municipal Obligations permitted as investments, see Appendix A. As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).

VARIABLE RATE SECURITIES. The Fund may invest in tax exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

FACTORS TO CONSIDER. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. For a general discussion on certain economic, financial and legal matters pertaining to Virginia, see Appendix B. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

                          OTHER INVESTMENT TECHNIQUES

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. For temporary defensive purposes, when the Advisor determines that market conditions warrant, a Fund may depart from its normal investment objectives and money market instruments may be emphasized, even to the point that 100% of a Fund's assets may be so invested. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market investments.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets (except that this limit is 15% of total assets with respect to the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

LENDING PORTFOLIO SECURITIES. The International Equity Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed without the affirmative vote of a majority of its outstanding shares.


SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Funds do so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. Neither the International Equity Fund nor the Tax Exempt Virginia Fund presently intends to invest more than 10% of its total assets in securities of other investment companies. In addition, neither the International Equity Fund nor the Tax Exempt Virginia Fund will invest more than 5% of its total assets in securities of any single investment company, nor will either Fund purchase more than 3% of the outstanding voting securities of any investment company.

PORTFOLIO TURNOVER. Portfolio turnover will not be limiting factor when the Advisor deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to the Equity Fund, the International Equity Fund and the Tax Exempt Virginia Fund and 200% with respect to the Balanced Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


There are no sales commissions charged to investors. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds, unless stated otherwise herein, is $5,000. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors  should  be  aware  that  the  Funds'  account  application   contains
provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:


          The Jamestown Funds
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio  45201-5354


BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


          Star Bank, N.A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For the (name of Fund)
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.


EMPLOYEES AND AFFILIATES OF THE FUNDS. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Funds or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.


STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $5,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.


REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;


2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE  GUARANTEES.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of any Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds. See the Statement of Additional Information for further details.


HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Funds are series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.


INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

The Advisor was organized as a Virginia corporation in 1970 and is controlled by Austin Brockenbrough, III. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

BALANCED FUND -- Henry C. Spalding, Jr. is primarily responsible for managing the portfolio of the Balanced Fund and has acted in this capacity since the Fund's inception. Mr. Spalding has been Executive Vice President of the Advisor since 1988.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal year ended March 31, 1998, the Advisor received $561,887 in investment advisory fees from the Balanced Fund, which represented 0.65% of the Fund's average daily net assets.

The Advisor has retained Tattersall Advisory Group, Inc. ("Tattersall") to manage that portion of the Balanced Fund invested in fixed income securities, pursuant to a Sub-Advisory Agreement among the Trust, the Advisor and Tattersall. Tattersall will select fixed income securities for investment by the Balanced Fund, and, upon making any purchase or sale decision, place orders for the execution of such portfolio transaction. The fixed income portion of the Balanced Fund is managed on a day to day basis by a committee comprised of Tattersall's fixed income portfolio management professionals, each portfolio professional responsible for designated specific sectors of the fixed income market. Compensation of Tattersall, with respect to the Balanced Fund, is paid by the Advisor (not the Fund) at the rate of $1,250 for each fiscal quarter of the Trust. Tattersall is a Virginia corporation controlled by Fred T. Tattersall and its address is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.


EQUITY FUND -- Henry C. Spalding, Jr. is primarily responsible for managing the portfolio of the Equity Fund and has acted in this capacity since the Fund's inception, Mr. Spalding has been Executive Vice President of the Advisor since 1988.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal year ended March 31, 1998, the Advisor received $259,757 in investment advisory fees from the Equity Fund, which represented 0.65% of the Fund's average daily net assets.

INTERNATIONAL EQUITY FUND -- Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Advisor received $355,460 in investment advisory fees from the Fund, which represented 1.00% of the Fund's average daily net assets.


Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, L.P. ("Oechsle Advisors") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. Oechsle Advisors is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

Oechsle Group, L.P. is the General Partner of Oechsle Advisors. The limited partners of Oechsle Advisors are Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.) and the OIA Limited Partnership Interest Trust (which is beneficially owned by the partners of Oechsle Advisors). The Managing Partner of Oechsle Group, L.P. is Walter Oechsle. Mr. Oechsle, who has 36 years experience in the international investment arena, began his career at Arnhold and S. Bleichroeder before moving to Putnam to become the President and Chief Investment Officer of Putnam International Advisors. In 1986, Mr. Oechsle left with most of the team from Putnam International Advisors and established Oechsle Advisors. The founding partners of Oechsle Advisors have an average tenure of fifteen years with the current investment team. Oechsle Advisors has twenty investment professionals located in offices in Boston, Frankfurt, London and Tokyo. Oechsle Advisors manages over $10 billion in international assets in separately managed and commingled accounts for private and institutional investors. Oechsle Advisors' address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by Oechsle Advisors since January 1995. Prior to her employment with Oechsle, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.

Compensation of Oechsle Advisors is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND -- Beth Ann Walk, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Walk is a Portfolio Manager of the Advisor and has been with the firm since 1983.


Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal year ended March 31, 1998, the Advisor received $61,250 in investment advisory fees from the Fund (net of fee waivers), which represented 0.37% of the Fund's average daily net assets.


The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Tax Exempt Virginia Fund to 0.75% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.75% of its average daily net assets.

ADMINISTRATOR. The Funds have retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. Each of the Balanced Fund and the Equity Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month with respect to each Fund. The International Equity Fund pays the Administrator a fee for these services at the annual rate of 0.25% of the average value of its daily net assets up to $25 million, 0.225% on the next $25 million of such assets and 0.20% of such assets in excess of $50 million; provided, however, that the minimum fee is $4,000 per month. The Tax Exempt Virginia Fund pays the Administrator a fee for these services at the annual rate of 0.15% of the average value of its daily net assets up to $200 million and 0.10% of such assets in excess of $200 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIANS. The Custodian of the assets of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian of the International Equity Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodians.


OTHER FUND COSTS. The Funds pay all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1998, the expense ratio of the Balanced Fund was 0.90% of its average daily net assets, the expense ratio of the Equity Fund was 0.93% of its average daily net assets, the expense ratio of the International Equity Fund was 1.56% of its average daily net assets, and the expense ratio of the Tax Exempt Virginia Fund was 0.75% of its average daily net assets after expense reimbursements.


BROKERAGE. The Funds have adopted brokerage policies which allow the Advisor or a sub-advisor to prefer brokers which provide research or other valuable services to the Advisor, the sub-advisor and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Advisor or a sub-advisor for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's or a sub-advisor's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Advisor or a sub-advisor of the Funds. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds. It is anticipated that most fixed income securities transactions of the Fund will be handled on a principal, rather than agency, basis. Fixed income securities, including Municipal Obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

TAX STATUS OF TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. The Fund will have a business location in Virginia and will be subject to the income tax laws of that state. A regulated investment company generally will not be required to pay any Virginia income tax so long as it (i) does not have to pay any federal income tax and (ii) receives no interest income that is exempt from federal income tax but is not exempt from Virginia income tax, such as federally tax-exempt interest on obligations of a state other than Virginia.

Set forth below is a brief description of the personal income tax status of an investment in the Fund under Virginia tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

The Virginia Department of Taxation has ruled that, under existing Virginia law, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code and 50% or more of the value of the total assets of the Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the Fund will not be subject to Virginia personal income taxes to the extent that such dividends are either (i) excludable from gross income for federal income tax purposes and attributable to interest on obligations issued by the Commonwealth of Virginia or any of its political subdivisions or instrumentalities or obligations issued by Guam, Puerto Rico or the United States Virgin Islands or (ii) attributable to interest on obligations issued by the United States or any authority, commission, or instrumentality of the United States in the exercise of borrowing power, and backed by the full faith and credit of the United States. For shareholders who are subject to Virginia income tax, dividends received from the Fund (whether paid in cash or reinvested in additional shares) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of dividends excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income tax.

Capital gains distributed by the Fund and gain recognized on the sale or other disposition of shares of the Fund generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund (i) will not be deductible for Virginia income tax purposes to the extent that such interest expense relates to the portions of dividends received from the Fund exempt from Virginia income tax and (ii) will be deductible for Virginia income tax purposes as an offset against the portions of the dividends received from the

Fund attributable to interest income not exempt from Virginia income taxation to the extent that such interest expense is not deducted in determining federal taxable income and is related to such non-exempt portions.

The maximum marginal Virginia personal income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Virginia tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Virginia tax laws. The Code, Treasury regulations, and Virginia tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
--------------------------------------------------------------------------------


The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. The discussion herein of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.


Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Tax Exempt Virginia Fund intends to declare dividends on each business day and to pay such dividends monthly. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's extensive use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Funds described in this Prospectus: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.


CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield and the Tax Exempt Virginia Fund may advertise its tax-equivalent yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.


The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.


The  "yield" of a Fund is computed by  dividing  the net  investment  income per
share  earned  during  a  thirty-day   (or  one  month)  period  stated  in  the
advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The tax-equivalent yield of the Virginia Tax Exempt Fund is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

DESCRIPTION OF MUNICIPAL BOND RATINGS. The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa or BBB: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

APPENDIX B
--------------------------------------------------------------------------------

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

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36

                              THE JAMESTOWN FUNDS
                                                  Send completed application to:
                                                             THE JAMESTOWN FUNDS
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION

o  Individual
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

o  Joint*
               -----------------------------------------------------------------
               (First Name)  (Middle Initial)  (Last Name)  (Birthdate)  (SS#)

               *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o  UGMA/UTMA                                               under the
               -------------------------------------------           -----------
               (First Name)  (Middle Initial)  (Last Name)            (State)

               Uniform Gifts/Transfers to Minors Act
                                                                    as Custodian
               ----------------------------------------------------
               (First Name)  (Middle Name)     (Last Name)

               -----------------------------------------------------------------
                       (Birthdate of Minor)           (SS # of Minor)

o  For Corporations,
   Partnerships,
   Trusts, Retire-
   ment Plans and
   Third Party IRSs

               -----------------------------------------------------------------
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


               -----------------------------------------------------------------
                               (Taxpayer Identification Number)

--------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________

Telephone__________ U.S. Citizen____ Resident Alien____ Non Resident____________
                                                          (Country of Residence)
--------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name____________________________________________________________________________

Street or P.O. Box______________________________________________________________

City_______________________________________ State________________ Zip___________
--------------------------------------------------------------------------------


INITIAL INVESTMENT (Minimum initial investment:  $5,000)

o Enclosed is a check payable to the applicable Fund for $_____________________ (Please indicate Fund below)

    o  Jamestown Balanced Fund (80)
    o  Jamestown Equity Fund (81)
    o  Jamestown International Equity Fund (85)
    o  Jamestown Tax Exempt Virginia Fund (84)

o   Funds were wired to Star Bank on _____________ in the amount of $___________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

          Star Bank, N.A.
          ABA #042000013
          For credit Williamsburg Investment Trust #485777056
          For the (name of Fund)
          For (shareholder name and Social Security or Taxpayer ID Number)

--------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check      o  By ACH to my bank or savings account.
                       PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application     o  Amendment to previous Application dated ______________
                          Account No._________________

Name of Registered Owner________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any _____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of The Jamestown Funds for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                    Signature

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

__________________________   ______________________   __________________________

THE JAMESTOWN FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------
                              SPECIAL INSTRUCTIONS
                              --------------------
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $______________________ beginning the last business day of ______________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of       o  Jamestown Balanced Fund
                                o  Jamestown Equity Fund
                                o  Jamestown International Equity Fund
                                o  Jamestown Tax Exempt Virginia Fund

by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________ (minimum $100)  Please make my acutomatic investment on:

______________________________________  o  the last business day of each month
        (Name of Bank)                  o  the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of
this    draft   is   subject   to  all
provisions of the  contract  as stated
on my bank accountsignature card.

______________________________________
(Signature as your name appears on the
bank account to be drafted)

Name as it appears on the account_______________________________________________

Commercial bank account #_______________________________________________________

ABA Routing #___________________________________________________________________

City, State and Zip in which bank is located____________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
--------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Lowe, Brockenbrough & Tattersall, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].

____________________________________     _______________________________________
APPLICANT                    DATE        JOINT APPLICANT                 DATE

____________________________________     _______________________________________
OTHER AUTHORIZED SIGNATORY   DATE        OTHER AUTHORIZED SIGNATORY      DATE

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                                                                              39

THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III




No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


                                 August 1, 1998


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT OBJECTIVES AND POLICIES ........................................    2
DESCRIPTION OF BOND RATINGS ...............................................    6
INVESTMENT LIMITATIONS ....................................................    9
TRUSTEES AND OFFICERS .....................................................   10
INVESTMENT ADVISER ........................................................   15
ADMINISTRATOR .............................................................   17
DISTRIBUTOR ...............................................................   17
OTHER SERVICES ............................................................   18
BROKERAGE .................................................................   18
SPECIAL SHAREHOLDER SERVICES ..............................................   19
PURCHASE OF SHARES ........................................................   21
REDEMPTION OF SHARES ......................................................   22
NET ASSET VALUE DETERMINATION .............................................   22
ALLOCATION OF TRUST EXPENSES ..............................................   23
ADDITIONAL TAX INFORMATION ................................................   23
CAPITAL SHARES AND VOTING .................................................   24
CALCULATION OF PERFORMANCE DATA ...........................................   25
FINANCIAL STATEMENTS AND REPORTS ..........................................   27

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the "Funds") dated August 1, 1998. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both the FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.



WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.


SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import

Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                              Principal Occupation                   Compensation
Age and Address                              During Past 5 Years                   From the Trust
------------------                           --------------------                  ---------------
Austin Brockenbrough III (age 61)            President and Managing                      None
Trustee**                                    Director of Lowe, Brockenbrough
President                                    & Tattersall, Inc.,
The Jamestown International Equity           Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund       Director of Tredegar Industries,
6620 West Broad Street                       Inc. (plastics manufacturer) and
Suite 300                                    Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                    (global asset manager); Trustee
                                             of University of Richmond

John T. Bruce (age 44)                       Principal of                                None
Trustee and Chairman**                       Flippin, Bruce & Porter, Inc.,
Vice President                               Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)            Physician                                 $9,000
Trustee**                                    Dermatology Associates of
5600 Grove Avenue                            Virginia, P.C.,
Richmond, Virginia   23226                   Richmond, Virginia

J. Finley Lee (age 58)                       Julian Price Professor Emeritus of        $9,000
Trustee                                      Business Administration
614 Croom Court                              University of North Carolina,
Chapel Hill, North Carolina 27514            Chapel Hill, North Carolina;
                                             Director of Montgomery Indemnity
                                             Insurance Co.; Trustee of Albemarle
                                             Investment Trust (registered
                                             investment company)

Richard Mitchell (age 49)                    Principal of                                None
Trustee**                                    T. Leavell &  Associates, Inc.,
President                                    Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


                                     - 11 -

Richard L. Morrill (age 59)                  President of                              $9,000
Trustee                                      University of Richmond,
7000 River Road                              Richmond, Virginia;
Richmond, Virginia  23229                    Director of Tredegar
                                             Industries, Inc.

Harris V. Morrissette (age 38)               President of                              $8,000
Trustee                                      Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                        Mobile, Alabama;
Mobile, Alabama   36693                      Chairman of Azalea Aviation, Inc.
                                             (airplane fueling); Director of
                                             South Alabama Bank and
                                             South Alabama Bancorporation

Fred T. Tattersall (age 49)                  Managing Director of                        None
Trustee**                                    Tattersall Advisory Group, Inc.,
President                                    Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                  Chief Investment Officer of               $6,500
Trustee                                      Virginia Retirement System,
P.O. Box 2500                                Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                  Senior Vice President and                 $9,000
Trustee                                      General Counsel of Stateside
2300 Clarendon Blvd.                         Associates, Inc., Arlington,
Suite 407                                    Virginia; Director of The Swiss
Arlington, Virginia 22201                    Helvetia Fund, Inc. (closed-end
                                             investment company)

John P. Ackerly IV (age 35)                  Portfolio Manager of
Vice President                               Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia;
One James Center, 901 E. Cary St.            prior to February 1994, a
Richmond, Virginia  23219                    Portfolio Manager with
                                             Central Fidelity Bank

Joseph L. Antrim III (age 53)                Executive Vice President of
President                                    Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                     - 12 -

Charles M. Caravati III (age 32)             Assistant Portfolio Manager of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund      Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                     Principal of
President                                    Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                 Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                   Principal of
Vice President                               T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund               Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                   First Vice President and Chief Financial
Vice President                               Officer of Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)              Principal of
Vice President                               Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                 Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                       Vice President of Countrywide Fund Services,
Treasurer                                    Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                       (registered broker-dealer) and Countrywide
                                             Financial Services, Inc. (financial services
                                             company); Treasurer of Countrywide Investment
                                             Trust, Countrywide Tax-Free Trust and Countrywide
                                             Strategic Trust (registered investment companies),
                                             Cincinnati, Ohio

                                     - 13 -

Henry C. Spalding, Jr. (age 60)              Executive Vice President of
President                                    Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                      Vice President, General Counsel and Secretary
Secretary                                    of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                Distributors, Inc.; General Counsel and Secretary of
Cincinnati, Ohio  45202                      Countrywide Investments, Inc. and Countrywide Financial
                                             Services, Inc.; Secretary of Countrywide Investment Trust;
                                             Countrywide Tax-Free Trust and Countrywide Strategic
                                             Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)           Vice President of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                    Administrator of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                     Senior Vice President of
Vice President                               Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                      Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

                                     - 14 -

Beth Ann Walk (age 39)                       Portfolio Manager of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund       Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                 President and Chief Executive
Vice President                               Officer of  Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.8% of the then outstanding shares of the Equity Fund and 3.2% of the then outstanding shares of the Balanced Fund. On the same date, the Trust Company of Knoxville, P.O. Box 789, Knoxville, Tennessee, 37901, owned of record 10.1% of the then outstanding shares of the Equity Fund.


                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser, with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.75%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund paid the Adviser advisory fees of $184,384, $89,290 (which was net of voluntary fee waivers of $5,300) and $21,816 (net of voluntary fee waivers of $27,849), respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the Balanced Fund paid the Adviser advisory fees of $365,477, $293,819 and $237,270, respectively.


John M. Flippin, John T. Bruce and R. Gregory Porter, III own all the capital stock of the Adviser and therefore control the Adviser. In addition to acting as Adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer or issuer to place the orders.

The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received fees of $48,798, $26,614 and $24,000, respectively, from the Equity Fund and $91,365, $75,049 and $61,819, respectively, from the Balanced Fund.

                                   DISTRIBUTOR

CW Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisers or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Balanced Fund was $20,094, $14,442 and $16,891, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Equity Fund was $36,236, $14,989 and $8,779, respectively.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commission to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.



                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long term or short term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                        The Flippin, Bruce & Porter Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share of each Fund is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.



                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.



While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n = ERV. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1998 and for the period since inception (July 30, 1993) to March 31, 1998 are 38.90% and 21.43%, respectively. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (July 3, 1989) to March 31, 1998 are 30.22%, 15.76% and 12.78%,
respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation): it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1998 were 2.08% and 0.82%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

LOGO:
THE FBP
FLIPPIN, BRUCE & PORTER
FUNDS

                                  Annual Report
                                 March 31, 1998

FBP Contrarian Equity Fund
FBP Contrarian Balanced Fund

Letter to Shareholders                                              May 21, 1998
================================================================================
     We are pleased to report on the progress of your Funds and their investments for the fiscal year ended March 31,1998. The following table displays the total return (capital change plus income) of the Funds for the past six months and one year.

                                    Six       Twelve
                                   Months     Months
FBP Contrarian Equity Fund          11.4%      38.9%
FBP Contrarian Balanced Fund        8.6%       30.2%

Review and Outlook

     Returns from equities over the past year have been nothing short of phenomenal. The S&P 500 Index, a measure of large companies, returned 48.0% with dividends reinvested. The Value Line Index, a broader measure of companies, returned 34.8%.

     Our markets continued to rise as a result of the best economic and fundamental factors experienced in many years. The lowest inflation since the early 60's, strong corporate profit growth and new money flow into stocks were the drivers. Valuation of stocks is clearly high, with the price earnings ratio on the S&P 500 Index at 23 times 1998 estimated earnings. This level is justified by current and expected economic and fundamental conditions although we question whether the price earnings ratio can move higher from here. Therefore, we expect positive but somewhat lower returns going forward supported by earnings increases, continued new money flows and stock selection.

     The U.S. economy remains quite strong, with real GDP rising 4.2% during the first quarter of 1998. Corporate profit growth was about flat as earnings were depressed by declines in energy, technology and a strong dollar. Over the balance of the year, we expect these factors to mitigate and such profits to rise 6% to 8%. The Federal budget, which ran a $300 billion deficit just six years ago, will report a surplus this year and is estimated to do so for the next several years. Wages are growing at a rate in excess of 4% due to the lowest unemployment in many years, causing some concern. However, inflation should remain calm due to productivity gains, global competition and the dual effects of lower import prices and reduced exports resulting from problems in Asia.

     The well known demographic trend of our aging population, or "baby boom generation", continues to provide fuel for the markets through increased savings that flow to stocks and bonds. For example, net inflows into equity mutual funds have been $20 to $30 billion per month. This trend of the increasing percentage of "baby boomers" to our total population is projected to continue until the middle of the next decade.

     We remain focused on our value/contrarian investment approach. While it has become very difficult to find new opportunities in the biggest companies, we continue to find attractive investments in more mid-sized companies with modest valuations that are out of favor with Wall Street. Novell, Shaw Industries and Paging Network are examples of such companies purchased over the past year. The Funds benefited from four companies affected by takeover offers over the past year: Tandem Computer and Digital Equipment by Compaq, PHH Group by Cendant and Pennzoil by Union Pacific Resources.

Comparative Charts

     Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% bonds. Balanced funds have the growth potential to outpace inflation, but they will typically be outperformed by a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

     Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.




     /s/ John T. Bruce
     John T. Bruce, CFA
     Vice President-Portfolio Manager

FBP Contrarian Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

Line Chart:
            FBP Contrarian     Standard & Poor's
            Equity Fund        500 Index               Consumer Price Index
            10000              10000                   10000
Sept 93     10305              10299                   10040
            10510              10538                   10110
            10308              10139                   10161
            10379              10181                   10222
Sept 94     11141              10678                   10314
            10996              10676                   10376
            11702              11716                   10460
            12798              12834                   10554
Sept 95     13890              13854                   10596
            14340              14688                   10649
            15158              15477                   10735
            15846              16171                   10853
Sept 96     16229              16671                   10901
            17604              18061                   10991
            17833              18545                   11068
            20318              21783                   11088
Sept 97     22241              23414                   11137
            22079              24086                   11206
            24770              27446                   11220

FBP Contrarian Equity Fund
Average Annual Total Returns

1 Year      Since Inception*
38.90%      21.43%
*Initial public offering of shares was July 30, 1993.

Past performance is not predictive of future performance.

FBP Contrarian Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

Line Chart:

          FBP Contrarian      Standard & Poor's
          Balanced Fund       500 Index                Consumer Price Index
          10000               10000                    10000
Sept 89   9892                11071                    10075
          9897                11299                    10176
          9867                10960                    10380
          10059               11648                    10474
Sept 90   8749                10047                    10653
          9118                10948                    10835
          10555               12539                    10933
          10683               12510                    10977
Sept 91   11130               13179                    11043
          11607               14284                    11142
          12214               13922                    11221
          12434               14187                    11311
Sept 92   12545               14634                    11390
          13275               15370                    11481
          13772               16040                    11585
          13875               16117                    11654
Sept 93   14448               16533                    11701
          14598               16916                    11783
          14306               16275                    11842
          14324               16343                    11913
Sept 94   15015               17141                    12020
          14870               17138                    12093
          15814               18807                    12190
          17031               20602                    12300
Sept 95   18126               22240                    12349
          18689               23579                    12411
          19429               24844                    12510
          20089               25959                    12649
Sept 96   20431               26762                    12704
          21784               28992                    12809
          21983               29769                    12898
          24490               34967                    12923
Sept 97   26357               37586                    12979
          26278               38665                    13060
          28626               44059                    13075


FBP Contrarian Balanced Fund
Average Annual Total Returns

1 Year      5 Years       Since Inception*
30.22%      15.76%        12.78%

*Initial public offering of shares was July 3, 1989.

Past performance is not predictive of future performance.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
=============================================================================================================
     Shares      COMMON STOCKS -- 92.8%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Business Information Services -- 0.9%
          9,000  Dun & Bradstreet Corporation...............................................   $     307,688
                                                                                              ---------------

                 Chemicals -- 4.7%
          7,000  Dow Chemical Company.......................................................         680,750
         11,500  Ethyl Corporation..........................................................          92,000
         16,400  Great Lakes Chemical Corporation...........................................         885,600
                                                                                              ---------------
                                                                                                   1,658,350
                                                                                              ---------------
                 Commercial Banking -- 11.3%
         11,000  Banc One Corporation.......................................................         695,750
          6,000  Chase Manhattan Corporation................................................         809,250
          6,500  Citicorp...................................................................         923,000
          6,190  First Chicago NBD Corporation..............................................         545,494
         14,000  NationsBank Corporation....................................................       1,021,125
                                                                                              ---------------
                                                                                                   3,994,619
                                                                                              ---------------
                 Communications -- 4.0%
         11,500  GTE Corporation............................................................         688,562
          8,000  Harris Corporation.........................................................         417,000
         20,000  Paging Network, Inc.(a) ...................................................         307,500
                                                                                              ---------------
                                                                                                   1,413,062
                                                                                              ---------------
                 Computers/Computer Technology Services -- 9.9%
         10,500  Compaq Computer Corporation ...............................................         271,688
         16,000  Electronic Data Systems Corporation........................................         734,000
          8,000  Hewlett-Packard Company....................................................         507,000
         14,000  International Business Machines Corporation ...............................       1,454,250
         50,000  Novell, Inc.(a) ...........................................................         535,938
                                                                                              ---------------
                                                                                                   3,502,876
                                                                                              ---------------
                 Consumer Goods & Services -- 5.6%
          7,900  Owens Corning..............................................................         283,906
         19,000  Philip Morris Companies, Inc...............................................         792,062
         40,000  Shaw Industries, Inc.......................................................         587,500
         10,000  UST, Inc...................................................................         322,500
                                                                                              ---------------

                                                                                                   1,985,968
                                                                                              ---------------
                 Drugs/Medical Equipment -- 13.6%
         14,800  Allergan, Inc..............................................................         562,400
         12,500  Amgen, Inc.(a) ............................................................         760,937
          8,000  Bristol-Myers Squibb Company ..............................................         834,500
          6,000  Johnson & Johnson  ........................................................         439,875
         25,000  Mallinckrodt, Inc..........................................................         987,500
          5,000  Merck & Company, Inc.(b)  .................................................         641,875
         13,000  Pharmacia & Upjohn, Inc....................................................         568,750
                                                                                              ---------------
                                                                                                   4,795,837
                                                                                              ---------------
                 Durable Goods -- 6.2%
         16,000  Digital Equipment Corporation(a)  .........................................         837,000
          4,000  General Electric Company...................................................         344,750
         12,500  Genuine Parts Company......................................................         476,562
         17,000  Waste Management, Inc.(b)  ................................................         523,812
                                                                                              ---------------
                                                                                                   2,182,124
                                                                                              ---------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
     Shares      COMMON STOCKS -- 92.8%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Electricity -- 2.1%
         20,800  Unicom Corporation ........................................................   $     728,000
                                                                                              ---------------

                 Finance -- 4.1%
         16,800  SLM Holding Corporation....................................................         732,900
         50,000  United Dominion Realty.....................................................         725,000
                                                                                              ---------------
                                                                                                   1,457,900
                                                                                              ---------------

                 Hotels -- 1.6%
         26,200  Circus Circus Enterprises, Inc.(a)(b) .....................................         550,200
                                                                                              ---------------

                 Insurance -- 3.2%
          8,800  Aetna Life & Casualty Company .............................................         734,250
          4,400  Marsh & McLennan Companies, Inc............................................         384,175
                                                                                              ---------------

                    ........................................................................       1,118,425
                                                                                              ---------------
                 Oil & Oil Drilling -- 4.9%
          8,000  Equitable Resources, Inc...................................................         266,000
         24,000  Oryx Energy Company(a) ....................................................         624,000
          5,000  Pennzoil Company...........................................................         323,125
          7,000  Schlumberger Limited(b)  ..................................................         530,250
                                                                                              ---------------

                    ........................................................................       1,743,375
                                                                                              ---------------
                 Paper & Forest Products -- 1.2%
          7,300  Weyerhaeuser Company.......................................................         412,450
                                                                                              ---------------

                 Photographical Products -- 2.6%
         14,000  Eastman Kodak Company......................................................         908,250
                                                                                              ---------------

                 Printing -- 1.9%
         17,000  R. R. Donnelley & Sons Company.............................................         698,062
                                                                                              ---------------

                 Retail Stores -- 12.2%
         27,000  Apple South, Inc...........................................................         399,938
         15,000  Circuit City Stores, Inc.(b) ..............................................         641,250
         16,000  Cracker Barrel Old Country Store, Inc......................................         640,000
         50,000  K-Mart Corporation(a)(b) ..................................................         834,375
         30,000  Toys R Us, Inc.(a) ........................................................         901,875
         18,200  Wal-Mart Stores, Inc.......................................................         924,788
                                                                                              ---------------

                    ........................................................................       4,342,226
                                                                                              ---------------
                 Transportation -- 2.0%
         10,000  FDX Corporation(a)  .......................................................         711,250
                                                                                              ---------------


                 Travel & Investment Services -- 0.8%
          3,000  American Express Company...................................................         275,438
                                                                                              ---------------

                 Total Common Stocks  (Cost $22,713,473) ...................................   $  32,786,100
                                                                                              ---------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
      Face
     Amount      REPURCHASE AGREEMENTS(c) -- 6.3%                                                   Value
-------------------------------------------------------------------------------------------------------------
 $    2,212,000  Star Bank N.A., 5.25%, dated 03/31/98, due 04/01/98,
                 repurchase proceeds $2,212,323 (Cost $2,212,000)...........................   $   2,212,000
                                                                                              ---------------

                 Total Investments and Repurchase Agreements at Value-- 99.1% ..............   $  34,998,100


                 Other Assets in Excess of Liabilities-- 0.9% ..............................         324,216
                                                                                              ---------------


                 Net Assets-- 100.0% .......................................................   $  35,322,316
                                                                                              ===============

(a) Non-income producing security.

(b) Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
    due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/24. The
    aggregate market value of the collateral at March 31, 1998 was $28,948,985.
    The Fund's pro-rata interest in the collateral at March 31, 1998 was $2,286,970.

See accompanying notes to financial statements.

============================================================================================================
FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
March 31, 1998
============================================================================================================
                                                                                 Market
                                                                                Value of          Premiums
    Contracts    COVERED CALL OPTIONS                                            Options          Received
------------------------------------------------------------------------------------------------------------
                 Circuit City Stores, Inc.,
             21     10/17/98 at $45......................................     $      7,350     $      13,303
                 Circus Circus Enterprises, Inc.,
             20     09/19/98 at $25......................................            2,000             7,170
                 K-Mart Corporation,
             25     09/19/98 at $15......................................            6,094             6,630
                 Merck & Company, Inc.,
             12     07/18/98 at $130.....................................            9,450            11,652
                 Schlumberger Limited,
             20     08/22/98 at $80......................................           10,750            12,919
                 Waste Management, Inc.,
             27     06/20/98 at $50......................................            9,450            11,012
                                                                             --------------   ---------------
                    .....................................................     $     45,094     $      62,686
                                                                             ==============   ===============


See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
=============================================================================================================
     Shares      COMMON STOCKS -- 68.2%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Business Information Services -- 0.5%
          9,000  Dun & Bradstreet Corporation...............................................   $     307,688
                                                                                              ---------------

                 Chemicals -- 2.8%
          8,000  Dow Chemical Company.......................................................         778,000
         20,000  Ethyl Corporation..........................................................         160,000
         11,700  Great Lakes Chemical Corporation...........................................         631,800
                                                                                              ---------------
                                                                                                   1,569,800
                                                                                              ---------------
                 Commercial Banking -- 8.0%
         14,949  Banc One Corporation.......................................................         945,524
          7,500  Chase Manhattan Corporation................................................       1,011,562
          6,125  Citicorp ..................................................................         869,750
          5,430  First Chicago NBD Corporation..............................................         478,519
         16,000  NationsBank Corporation....................................................       1,167,000
                                                                                              ---------------
                                                                                                   4,472,355
                                                                                              ---------------
                 Communications -- 4.1%
         15,000  GTE Corporation............................................................         898,125
         17,000  Harris Corporation.........................................................         886,125
         32,000  Paging Network, Inc.(a) ...................................................         492,000
                                                                                              ---------------
                                                                                                   2,276,250
                                                                                              ---------------
                 Computers/Computer Technology Services -- 7.3%
         11,550  Compaq Computer Corporation ...............................................         298,856
         18,000  Electronic Data Systems Corporation........................................         825,750
          6,100  Hewlett-Packard Company....................................................         386,588
         20,200  International Business Machines Corporation  ..............................       2,098,275
         45,000  Novell, Inc.(a) ...........................................................         482,344
                                                                                              ---------------
                                                                                                   4,091,813
                                                                                              ---------------
                 Consumer Goods & Services -- 3.1%
          7,200  Owens Corning..............................................................         258,750
         19,000  Philip Morris Companies, Inc. .............................................         792,062
         29,000  Shaw Industries, Inc.......................................................         425,938
          8,500  UST, Inc. .................................................................         274,125
                                                                                              ---------------

                                                                                                   1,750,875
                                                                                              ---------------

                 Drugs/Medical Equipment -- 9.4%
         19,000  Allergan, Inc..............................................................         722,000
         14,000  Amgen, Inc.(a) ............................................................         852,250
          6,000  Bristol-Myers Squibb Company ..............................................         625,875
         14,600  Johnson & Johnson .........................................................       1,070,362
         18,000  Mallinckrodt, Inc..........................................................         711,000
          4,200  Merck & Company, Inc.(b) ..................................................         539,175
         16,400  Pharmacia & Upjohn, Inc....................................................         717,500
                                                                                              ---------------
                                                                                                   5,238,162
                                                                                              ---------------
                 Durable Goods -- 4.8%
         15,000  Digital Equipment Corporation(a) ..........................................         784,688
         11,200  General Electric Company...................................................         965,300
         11,950  Genuine Parts Company......................................................         455,594
         16,000  Waste Management, Inc.(b) .................................................         493,000
                                                                                              ---------------
                                                                                                   2,698,582
                                                                                              ---------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
     Shares      COMMON STOCKS -- 68.2%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Electricity -- 1.7%
         27,000  Unicom Corporation.........................................................   $     945,000
                                                                                              ---------------

                 Finance -- 3.4%
         26,950  SLM Holding Corporation ...................................................       1,175,694
         50,000  United Dominion Realty.....................................................         725,000
                                                                                              ---------------
                                                                                                   1,900,694
                                                                                              ---------------

                 Insurance -- 3.9%
          8,300  Aetna Life & Casualty Company .............................................         692,531
          4,912  American International Group ..............................................         618,605
         10,000  Marsh & McLennan Companies, Inc............................................         873,125
                                                                                              ---------------
                                                                                                   2,184,261
                                                                                              ---------------
                 Hotels -- 1.2%
         31,000  Circus Circus Enterprises, Inc.(a)(b)  ....................................         651,000
                                                                                              ---------------

                 Oil & Oil Drilling -- 3.4%
          6,800  Equitable Resources, Inc...................................................         226,100
         28,000  Oryx Energy Company(a) ....................................................         728,000
          5,600  Pennzoil Company...........................................................         361,900
          8,000  Schlumberger Limited(b) ...................................................         606,000
                                                                                              ---------------
                                                                                                   1,922,000
                                                                                              ---------------
                 Paper & Forest Products -- 1.0%
         10,000  Weyerhaeuser Company.......................................................         565,000
                                                                                              ---------------


                 Photographical Products -- 1.3%
         11,000  Eastman Kodak Company .....................................................         713,625
                                                                                              ---------------

                 Printing -- 1.2%
         17,000  R. R. Donnelley & Sons Company.............................................         698,062
                                                                                              ---------------

                 Retail Stores -- 8.0%
         33,300  Apple South, Inc...........................................................         493,256
         10,400  Circuit City Stores, Inc.(b) ..............................................         444,600
         18,300  Cracker Barrel Old Country Store, Inc......................................         732,000
         68,000  K-Mart Corporation(a)(b) ..................................................       1,134,750
         19,000  Toys R Us, Inc.(a) ........................................................         571,187
         21,500  Wal-Mart Stores, Inc.......................................................       1,092,469
                                                                                              ---------------
                    ........................................................................       4,468,262
                                                                                              ---------------
                 Transportation -- 1.7%
         13,000  FDX Corporation(a) ........................................................         924,625
                                                                                              ---------------


                 Travel & Investment Services -- 1.4%
          8,300  American Express Company ..................................................         762,044
                                                                                              ---------------


                 Total Common Stocks  (Cost $19,608,070) ...................................   $  38,140,098
                                                                                              ---------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
    Par Value    U.S. GOVERNMENT OBLIGATIONS-- 16.4%                                               Value
-------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Notes -- 16.4%
$       500,000     5.375%, due 05/31/98....................................................   $     499,844
        500,000     5.875%, due 08/15/98....................................................         500,625
      1,000,000     5.50%, due 02/28/99.....................................................         999,375
        500,000     6.75%, due 06/30/99.....................................................         507,032
      1,000,000     5.75%, due 09/30/99.....................................................       1,001,875
        500,000     7.75%, due 01/31/00.....................................................         518,281
      1,000,000     5.875%, due 06/30/00....................................................       1,005,625
        500,000     5.625%, due 02/28/01....................................................         499,532
        750,000     6.125%, due 12/31/01....................................................         760,781
        500,000     6.625% due 04/30/02.....................................................         516,719
        500,000     6.375%, due 08/15/02....................................................         513,281
        500,000     6.25%, due 02/15/03.....................................................         512,031
        500,000     7.25%, due 05/15/04.....................................................         539,532
        750,000     7.00%, due 07/15/06.....................................................         810,000
                                                                                              ---------------
                 Total U.S. Government Obligations (Cost $8,974,920) .......................   $   9,184,533
                                                                                              ---------------

=============================================================================================================
    Par Value    CORPORATE BONDS -- 10.6%                                                           Value
-------------------------------------------------------------------------------------------------------------
                 Finance -- 4.4%
                 Bankers Trust New York Corporation,
 $      750,000     7.375%, due 05/01/08....................................................   $     779,709
                 Green Tree Financial Corporation,
        750,000     7.55%, due 10/15/1999...................................................         757,078
                 Macsaver Financial Services,
        500,000     7.60%, due 08/01/2007...................................................         461,643
                 Signet Banking Corporation,
        150,000     9.625%, due 06/01/99....................................................         155,835
                 United Dominion Realty,
        300,000     7.25%, due 04/01/99.....................................................         300,610
                                                                                              ---------------
                                                                                                   2,454,875
                                                                                              ---------------

                 Industrial -- 1.5%
                 Baxter International, Inc.,
         75,000     9.25%, due 12/15/99.....................................................          78,787
                 Dayton Hudson Corporation,
         52,000     9.875%, due 06/01/17....................................................          54,689
                 Hilton Hotels Corporaton,
        300,000     7.70%, due 07/15/02.....................................................         306,842
                 USG Corporation,
        375,000     8.75%, due 03/01/17.....................................................         390,000
                                                                                              ---------------
                                                                                                     830,318
                                                                                              ---------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
    Par Value    CORPORATE BONDS -- 10.6%                                                           Value
-------------------------------------------------------------------------------------------------------------
                 Utilities -- 4.7%
                 Dayton Power & Light Inc.,
 $      500,000     8.40%, due 12/01/22.....................................................   $     533,823
                 Niagara Mohawk Power,
        500,000     9.50%, due 03/01/21.....................................................         531,561
                 US WEST Communications Group,
        750,000     7.30%, due 01/15/07.....................................................         787,948
                 West Penn Power Company,
        750,000     8.875%, due 02/01/21....................................................         787,930
                                                                                              ---------------
                    ........................................................................       2,641,262
                                                                                              ---------------
                 Total Corporate Bonds  (Cost $5,726,928) ..................................   $   5,926,455
                                                                                              ---------------
                 Total Investments at Value (Cost $34,309,918)-- 95.2%  ....................   $  53,251,086
                                                                                              ---------------
=============================================================================================================
      Face
     Amount      REPURCHASE AGREEMENTS(c) -- 4.6%                                                   Value
-------------------------------------------------------------------------------------------------------------
 $    2,576,000  Star Bank N.A., 5.25%, dated 03/31/98, due 04/01/98,
                    repurchase proceeds $2,576,376 (Cost $2,576,000)........................   $   2,576,000
                                                                                              ---------------

                 Total Investments and Repurchase Agreements at Value-- 99.8% ..............   $  55,827,086

                 Other Assets in Excess of Liabilities -- 0.2% .............................         113,243
                                                                                              ---------------


                 Net Assets-- 100.0% .......................................................   $  55,940,329
                                                                                              ===============

(a) Non-income producing security.

(b) Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
    due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/24. The
    aggregate market value of the collateral at March 31, 1998 was $28,948,985.
    The Fund's pro-rata interest in the collateral at March 31, 1998 was $2,634,358.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
March 31, 1998
============================================================================================================
                                                                                 Market
                                                                                Value of          Premiums
    Contracts    COVERED CALL OPTIONS                                            Options          Received
------------------------------------------------------------------------------------------------------------
                 Circuit City Stores, Inc.,
             14     10/17/98 at $45......................................     $      4,900     $       8,869
                 Circus Circus Enterprises, Inc.,
             30     09/19/98 at $25......................................            3,000            10,755
                 K-Mart Corporation,
             35     09/19/98 at $15......................................            8,531             9,282
                 Merck & Company, Inc.,
             10     07/18/98 at $130.....................................            7,875             9,705
                 Schlumberger Limited,
             25     08/22/98 at $80......................................           13,438            16,149
                 Waste Management, Inc.,
             30     06/20/98 at $50......................................           10,500            12,236
                                                                             --------------   ---------------
                                                                              $     48,244     $      66,996
                                                                             --------------   ---------------

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
=============================================================================================================
                                                                                   FBP               FBP
                                                                               Contrarian        Contrarian
                                                                                 Equity           Balanced
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
     At acquisition cost.................................................    $  22,713,473     $  34,309,918
                                                                             ==============   ===============

     At value (Note 1)...................................................    $  32,786,100     $  53,251,086
   Investments in repurchase agreements (Note 1).........................        2,212,000         2,576,000
   Cash..................................................................              530               314
   Interest receivable...................................................              322           241,777
   Dividends receivable..................................................           51,677            58,441
   Receivable for capital shares sold....................................          404,817             7,534
   Other assets..........................................................              398             4,803
                                                                             --------------   ---------------

     TOTAL ASSETS........................................................       35,455,844        56,139,955
                                                                             --------------   ---------------

LIABILITIES
   Dividends payable.....................................................           10,289            16,923
   Distributions payable.................................................           43,348            18,261
   Payable for capital shares redeemed...................................            1,500            66,684
   Accrued advisory fees (Note 3)........................................           21,548            34,971
   Accrued administration fees (Note 3)..................................            5,475             8,430
   Other accrued expenses................................................            6,274             6,113
   Covered call options, at value (Notes 1 and 4)
     (premiums received $62,686 and $66,996, respectively) ..............           45,094            48,244
                                                                             --------------   ---------------

     TOTAL LIABILITIES...................................................          133,528           199,626
                                                                             --------------   ---------------

NET ASSETS ..............................................................    $  35,322,316     $  55,940,329
                                                                             ==============   ===============

Net assets consist of:
   Paid-in capital.......................................................    $  25,230,793     $  36,976,286
   Undistributed net investment income...................................            1,068             4,103
   Accumulated net realized gains from security transactions.............              236                20
   Net unrealized appreciation on investments............................       10,090,219        18,959,920
                                                                             --------------   ---------------

Net assets...............................................................    $  35,322,316     $  55,940,329
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value).............................................        1,646,962         2,931,941
                                                                             ==============   ===============

Net asset value, offering price and redemption price per share (Note 1)..    $       21.45     $       19.08
                                                                             ==============   ===============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
Year Ended March 31, 1998
=============================================================================================================
                                                                                   FBP               FBP
                                                                               Contrarian        Contrarian
                                                                                 Equity           Balanced
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest..............................................................    $     142,226     $   1,097,392
   Dividends.............................................................          390,033           544,381
                                                                             --------------   ---------------

     TOTAL INVESTMENT INCOME.............................................          532,259         1,641,773
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 3).....................................          184,384           365,477
   Administration fees (Note 3)..........................................           48,798            91,365
   Registration fees.....................................................           14,105            11,191
   Professional fees.....................................................            9,021            12,521
   Printing of shareholder reports.......................................            5,144             5,629
   Custodian fees........................................................            4,638             6,640
   Trustees' fees and expenses...........................................            5,405             5,405
   Pricing costs.........................................................            1,361             4,406
   Other expenses........................................................            3,072             4,161
                                                                             --------------   ---------------

     TOTAL EXPENSES......................................................          275,928           506,795
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................          256,331         1,134,978
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions.........................          691,750         2,146,818
   Net realized gains on option contracts written........................           11,978            31,530
   Net change in unrealized appreciation/depreciation on investments.....        6,925,224         9,325,106
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        7,628,952        11,503,454
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $   7,885,283     $  12,638,432
                                                                             ==============   ===============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1998 and 1997
============================================================================================================
                                                         FBP Contrarian                  FBP Contrarian
                                                           Equity Fund                    Balanced Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1998           1997            1998           1997
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income.......................   $    256,331    $    190,264    $ 1,134,978    $ 1,042,511
   Net realized gains on:
     Security transactions.....................        691,750         309,235      2,146,818      1,386,944
     Option contracts written..................         11,978          11,061         31,530         41,494
   Net change in unrealized appreciation/
     depreciation on investments...............      6,925,224       1,419,505      9,325,106      2,379,725
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from operations.....      7,885,283       1,930,065     12,638,432      4,850,674
                                                  ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income..................      ( 256,571)      ( 190,839 )  ( 1,138,576 )  ( 1,041,994 )
   From net realized gains.....................      ( 865,431)      ( 303,199 )  ( 2,862,386 )  ( 1,212,659 )
                                                  ------------   --------------  -------------  --------------

Decrease in net assets from
   distributions to shareholders...............    ( 1,122,002)      ( 494,038 )  ( 4,000,962 )  ( 2,254,653 )
                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...................     12,609,930       7,247,789      5,859,836      5,369,393
   Net asset value of shares issued in reinvestment
     of distributions to shareholders..........        963,147         415,382      3,827,435      2,148,852
   Payments for shares redeemed................    ( 1,354,310)    ( 1,848,844 )  ( 3,238,764 )  ( 4,900,645 )
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from
   capital share transactions..................     12,218,767       5,814,327      6,448,507      2,617,600
                                                  ------------   --------------  -------------  --------------

TOTAL INCREASE IN NET ASSETS ..................     18,982,048       7,250,354     15,085,977      5,213,621

NET ASSETS
   Beginning of year...........................     16,340,268       9,089,914     40,854,352     35,640,731
                                                  ------------   --------------  -------------  --------------
   End of year - (including undistributed net
     investment income of $1,068, $1,308,
     $4,103 and $7,701, respectively)..........   $ 35,322,316    $ 16,340,268    $55,940,329    $40,854,352
                                                  ============   ==============  =============  ==============

Capital share activity:
   Sold........................................        651,600         467,711        323,989        346,188
   Reinvested..................................         48,841          27,437        211,834        140,100
   Redeemed....................................       ( 69,562)      ( 118,787 )    ( 177,851 )    ( 310,312 )
                                                  ------------   --------------  -------------  --------------

   Net increase in shares outstanding..........        630,879         376,361        357,972        175,976
   Shares outstanding, beginning of year.......      1,016,083         639,722      2,573,969      2,397,993
                                                  ------------   --------------  -------------  --------------

   Shares outstanding, end of year.............      1,646,962       1,016,083      2,931,941      2,573,969
                                                  ============   ==============  =============  ==============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
=============================================================================================================
                                                                                                     July 30,
                                                                        Years Ended March 31,      1993(a) To
                                                                                                    March 31,
                                                      1998         1997        1996        1995          1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  16.08    $   14.21   $   11.21   $   10.15  $   10.00
                                                  -----------  ----------  ----------   ---------- ----------

Income from investment operations:
   Net investment income........................        0.19         0.22        0.24        0.21       0.12
   Net realized and unrealized gains on investments     5.98         2.24        3.05        1.14       0.19
                                                  -----------  ----------  ----------   ---------- ----------
Total from investment operations................        6.17         2.46        3.29        1.35       0.31
                                                  -----------  ----------  ----------   ---------- ----------

Less distributions:
   Dividends from net investment income.........      ( 0.19 )     ( 0.22)     ( 0.24)     ( 0.23)    ( 0.10)
   Distributions from net realized gains........      ( 0.61 )     ( 0.37)     ( 0.05)     ( 0.06)    ( 0.06)
                                                  -----------  ----------  ----------   ---------- ----------
Total distributions.............................      ( 0.80 )     ( 0.59)     ( 0.29)     ( 0.29)    ( 0.16)
                                                  -----------  ----------  ----------   ---------- ----------

Net asset value at end of period................    $  21.45    $   16.08   $   14.21   $   11.21  $   10.15
                                                  ===========  ==========  ==========   ========== ==========

Total return....................................      38.90%       17.65%      29.54%      13.52%      4.59%(c)
                                                  ===========  ==========  ==========   ========== ==========

Net assets at end of period (000's).............    $ 35,322    $  16,340   $   9,090   $   5,323  $   3,135
                                                  ===========  ==========  ==========   ========== ==========

Ratio of net expenses to average net
  assets(b).....................................       1.12%        1.21%       1.25%       1.25%        1.25%(c)

Ratio of net investment income to average
  net assets....................................       1.04%        1.50%       1.89%       2.15%        1.98%(c)

Portfolio turnover rate.........................         10%           9%         12%          9%         7%

Average commission rate per share...............    $ 0.0852    $  0.0925   $      --   $      --  $      --

(a) Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.25%, 1.67%, 2.27% and 3.10%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.

(c) Annualized.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
=============================================================================================================
                                                                      Years Ended March 31,
-------------------------------------------------------------------------------------------------------------
                                                      1998        1997        1996         1995       1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  15.87    $   14.86   $   12.80   $   12.19  $   12.10
                                                  -----------  ----------  ----------   ---------- ----------

Income from investment operations:
   Net investment income........................        0.41         0.42        0.43        0.38       0.33
   Net realized and unrealized gains
     on investments.............................        4.26         1.49        2.44        0.87       0.15
                                                  -----------  ----------  ----------   ---------- ----------
Total from investment operations................        4.67         1.91        2.87        1.25       0.48
                                                  -----------  ----------  ----------   ---------- ----------

Less distributions:
   Dividends from net investment income.........      ( 0.41 )     ( 0.42)     ( 0.43)     ( 0.39)    ( 0.32)
   Distributions from net realized gains........      ( 1.05 )     ( 0.48)     ( 0.38)     ( 0.25)    ( 0.07)
                                                  -----------  ----------  ----------   ---------- ----------
Total distributions.............................      ( 1.46 )     ( 0.90)     ( 0.81)     ( 0.64)    ( 0.39)
                                                  -----------  ----------  ----------   ---------- ----------

Net asset value at end of year..................    $  19.08    $   15.87   $   14.86   $   12.80  $   12.19
                                                  ===========  ==========  ==========   ========== ==========

Total return....................................      30.22%       13.15%      22.86%      10.54%      3.88%
                                                  ===========  ==========  ==========   ========== ==========

Net assets at end of year (000's)...............    $ 55,940    $  40,854   $  35,641   $  25,976  $  21,969
                                                  ===========  ==========  ==========   ========== ==========

Ratio of net expenses to average net assets.....       1.04%        1.08%       1.17%      1.17%(a)    1.25%(b)

Ratio of net investment income to average
  net assets....................................       2.33%        2.65%       3.04%      3.10%       2.64%

Portfolio turnover rate.........................         21%          24%         17%        14%         28%

Average commission rate per share...............    $ 0.0630    $  0.0779   $     --    $    --     $    --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.36% for the year ended
    March 31, 1994.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================

1.   Significant Accounting Policies

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended.
The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1998:

--------------------------------------------------------------------------------
                                             FBP Contrarian    FBP Contrarian
                                               Equity Fund      Balanced Fund

--------------------------------------------------------------------------------
Gross unrealized appreciation.............   $  10,236,576     $  19,134,146
Gross unrealized depreciation.............       ( 146,357 )       ( 174,226 )
                                             --------------   ---------------

Net unrealized appreciation...............   $  10,090,219     $  18,959,920
                                             ==============   ===============

Federal income tax cost...................   $  22,713,473     $  34,309,918
                                             ==============   ===============

--------------------------------------------------------------------------------

2.  Investment Transactions

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,820,179 and $2,143,173, respectively, for the FBP Contrarian Equity Fund and $14,273,947 and $9,747,261, respectively, for the FBP Contrarian Balanced Fund.

3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Funds Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS.

4.   Covered Call Options

A summary of covered call option contracts during the year ended March 31, 1998 is as follows:

--------------------------------------------------------------------------------------------------------------
                                                          FBP Contrarian                 FBP Contrarian
                                                            Equity Fund                   Balanced Fund
                                                    Number of        Option        Number of        Option
                                                     Options        Premiums         Options        Premiums
--------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year.......             37    $     18,173            144    $    78,289
Options written................................            125          62,686            159         77,205
Options cancelled in closing purchase
   transactions................................             --              --           ( 15 )      ( 6,689 )
Options expired................................            ( 5)        ( 4,522 )         ( 30 )     ( 14,004 )
Options exercised..............................           ( 32)       ( 13,651 )        ( 114 )     ( 67,805 )
                                                  ------------   --------------  -------------  --------------

Options outstanding at end of year.............            125    $     62,686            144    $    66,996
                                                  ============   ==============  =============  ==============

--------------------------------------------------------------------------------
Report of Independent Certified Public Accountants
================================================================================


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
April 24, 1998                                             Tait, Weller & Baker

The Flippin, Bruce and Porter Funds

Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

Transfer Agent and
Shareholder Servicing Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John M. Flippin, President
John T. Bruce, Vice President
     and Portfolio Manager
R. Gregory Porter, III, Vice President

Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr. M.D.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        The Government Street Equity Fund
                         The Government Street Bond Fund


                                 August 1, 1998


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES ........................................    2
DESCRIPTION OF BOND RATINGS ...............................................    5
INVESTMENT LIMITATIONS ....................................................    8
TRUSTEES AND OFFICERS .....................................................    9
INVESTMENT ADVISOR ........................................................   15
ADMINISTRATOR .............................................................   16
OTHER SERVICES ............................................................   17
BROKERAGE .................................................................   17
SPECIAL SHAREHOLDER SERVICES ..............................................   18
PURCHASE OF SHARES ........................................................   20
REDEMPTION OF SHARES ......................................................   21
NET ASSET VALUE DETERMINATION .............................................   21
ALLOCATION OF TRUST EXPENSES ..............................................   21
ADDITIONAL TAX INFORMATION ................................................   22
CAPITAL SHARES AND VOTING .................................................   23
CALCULATION OF PERFORMANCE DATA ...........................................   24
FINANCIAL STATEMENTS AND REPORTS ..........................................   27


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Government Street Equity Fund and The Government Street Bond Fund (the "Funds") dated August 1, 1998. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Government Street Equity Fund (the "Equity Fund") and The Government Street Bond Fund (the "Bond Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

SHARES OF OTHER INVESTMENT COMPANIES. The Equity Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


To the extent the Equity Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Bond Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Bond Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Bond Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.


     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(13) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                               Principal Occupation                   Compensation
Age and Address                               During Past 5 Years                    From the  Trust
---------------                               --------------------                   ---------------
Austin Brockenbrough III (age 61)             President and Managing                         None
Trustee**                                     Director of Lowe, Brockenbrough
President                                     & Tattersall, Inc.,
The Jamestown International Equity            Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund        Director of Tredegar Industries,
6620 West Broad Street                        Inc. (plastics manufacturer) and
Suite 300                                     Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                     (global asset manager); Trustee
                                              of University of Richmond

John T. Bruce (age 44)                        Principal of                                   None
Trustee and Chairman**                        Flippin, Bruce & Porter, Inc.,
Vice President                                Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)             Physician                                    $9,000
Trustee**                                     Dermatology Associates of
5600 Grove Avenue                             Virginia, P.C.,
Richmond, Virginia   23226                    Richmond, Virginia

J. Finley Lee (age 58)                        Julian Price Professor Emeritus of           $9,000
Trustee                                       Business Administration
614 Croom Court                               University of North Carolina,
Chapel Hill, North Carolina 27514             Chapel Hill, North Carolina;
                                              Director of Montgomery Indemnity
                                              Insurance Co.; Trustee of Albemarle
                                              Investment Trust (registered
                                              investment company)

Richard Mitchell (age 49)                     Principal of                                   None
Trustee**                                     T. Leavell &  Associates, Inc.,
President                                     Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

                                     - 10 -

Richard L. Morrill (age 59)                   President of                                 $9,000
Trustee                                       University of Richmond,
7000 River Road                               Richmond, Virginia;
Richmond, Virginia  23229                     Director of Tredegar
                                              Industries, Inc.

Harris V. Morrissette (age 38)                President of                                 $8,000
Trustee                                       Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                         Mobile, Alabama;
Mobile, Alabama   36693                       Chairman of Azalea Aviation, Inc.
                                              (airplane fueling); Director of
                                              South Alabama Bank and
                                              South Alabama Bancorporation

Fred T. Tattersall (age 49)                   Managing Director of                           None
Trustee**                                     Tattersall Advisory Group, Inc.,
President                                     Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                   Chief Investment Officer of                  $6,500
Trustee                                       Virginia Retirement System,
P.O. Box 2500                                 Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                   Senior Vice President and                    $9,000
Trustee                                       General Counsel of Stateside
2300 Clarendon Blvd.                          Associates, Inc., Arlington,
Suite 407                                     Virginia; Director of The Swiss
Arlington, Virginia 22201                     Helvetia Fund, Inc. (closed-end
                                              investment company)

John P. Ackerly IV (age 35)                   Portfolio Manager of
Vice President                                Davenport & Company LLC,
The Davenport Equity Fund                     Richmond, Virginia;
One James Center, 901 E. Cary St.             prior to February 1994, a
Richmond, Virginia  23219                     Portfolio Manager with
                                              Central Fidelity Bank

Joseph L. Antrim III (age 53)                 Executive Vice President of
President                                     Davenport & Company LLC,
The Davenport Equity Fund                     Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                     - 11 -

Charles M. Caravati III (age 32)              Assistant Portfolio Manager of
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund       Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                      Principal of
President                                     Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                  Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                    Principal of
Vice President                                T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                    First Vice President and Chief Financial
Vice President                                Officer of Davenport & Company LLC,
The Davenport Equity Fund                     Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)               Principal of
Vice President                                Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                  Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                        Vice President of Countrywide Fund Services,
Treasurer                                     Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                 to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                        (registered broker-dealer) and Countrywide
                                              Financial Services, Inc. (financial services
                                              company); Treasurer of Countrywide Investment
                                              Trust, Countrywide Tax-Free Trust and Countrywide
                                              Strategic Trust (registered investment companies),
                                              Cincinnati, Ohio

                                     - 12 -

Henry C. Spalding, Jr. (age 60)               Executive Vice President of
President                                     Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                   Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                       Vice President, General Counsel and Secretary
Secretary                                     of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                 Distributors, Inc.; General Counsel and Secretary of
Cincinnati, Ohio  45202                       Countrywide Investments, Inc. and Countrywide Financial
                                              Services, Inc.; Secretary of Countrywide Investment Trust;
                                              Countrywide Tax-Free Trust and Countrywide Strategic
                                              Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)            Vice President of
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                   Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                     Administrator of
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                   Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                      Senior Vice President of
Vice President                                Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                       Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

                                     - 13 -

Beth Ann Walk (age 39)                        Portfolio Manager of
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund        Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                  President and Chief Executive
Vice President                                Officer of  Davenport & Company LLC,
The Davenport Equity Fund                     Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of both the Equity Fund and the Bond Fund. On the same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 36.9% of the then outstanding shares of the Equity Fund and 26.0% of the then outstanding shares of the Bond Fund; First Alabama Bank as Trustee of the Mobile Paint Manufacturing Co. Employee Retirement Plans, P.O. Box 2527, Mobile, Alabama 36622, owned of record 5.5% of the then outstanding shares of the Equity Fund and 7.3% of the then outstanding shares of the Bond Fund; and Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 21.4% of the then outstanding shares of the Equity Fund and 10.4% of the then outstanding shares of the Bond Fund.

                               INVESTMENT ADVISOR

T. Leavell & Associates, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund paid to the Advisor advisory fees of $375,712, $275,299 and $221,551, respectively.

Compensation of the Advisor with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 1998, 1997, and 1996, the Bond Fund paid the Advisor advisory fees of $164,236, $147,268 and $143,643, respectively.


The Advisor, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000 and the Equity Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received fees of $112,821, $86,708 and $71,060, respectively, from the Equity Fund and $25,069, $24,000 and $24,000, respectively, from the Bond Fund.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Bond Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Equity Fund was $20,136, $15,451 and $21,642, respectively. No brokerage commissions were paid by the Bond Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


As of March 31, 1998, the Bond Fund held securities issued by the following of the Trust's "regular broker-dealers" (as defined in the 1940 Act) or their parents: Merrill Lynch & Company, Inc. (the market value of which was $778,203); Salomon Incorporated (the market value of which was $909,545); J.P. Morgan & Company (the market value of which was $517,155); and Bear Stearns Company (the market value of which was $185,585).


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.



                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.



While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1998, the Bond Fund had capital loss carryforwards for federal income tax purposes of $434,110, which expire through the year 2006. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (June 3, 1991) to March 31, 1998 are 39.31%, 16.97% and 15.10%, respectively. The average annual total return quotations for the Bond Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (June 3, 1991) to March 31, 1998 are 9.61%, 5.88% and 7.27%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund and the Bond Fund for the 30 days ended March 31, 1998 were 0.73% and 5.66%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets, and the Bond Fund may compare its performance to the Merrill Lynch 1-5 Year Government Corporate Index and the Lehman Government Corporate Intermediate Bond Index, which are generally considered to be representative of the performance of a portfolio of domestic, taxable fixed income securities of intermediate maturities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                           The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------

                              No Load Mutual Funds




                                  Annual Report
                                 March 31, 1998



                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders:

         We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ended March 31, 1998.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
         The Government Street Equity Fund achieved a total return of 39.3% for its fiscal year ended March 31, 1998. The total return of the S&P 500 Index was 48.0% for the same twelve month period.

         The environment for investing in common stocks remained extraordinarily positive in 1997 and during 1998's first calendar quarter. Robust economic growth; growth in corporate profitability; strong growth in capital spending; low inflation (and lower inflation expectations); and a strong dollar have all contributed to another remarkable year in the U.S. stock market. These elements combined with a tremendous demand for common stocks by individual investors, 401-K plans, IRAs, and other employee benefit plans have resulted in an unprecedented three consecutive years of annual stock returns in excess of 20%.

         It is hard to imagine that the market can continue its momentum. A strong U.S. economy means that Federal Reserve tightening of interest rates is a realistic concern. In addition, while Asia accounts for only a small proportion of U.S. companies sales, it is a much bigger share of expected sales growth; and the economic situation there remains uncertain. There also is the possibility of lower corporate profitability. Yet, the average stock fund was up 11.9% during the first calendar quarter of 1998 -- a greater return than most analysts were expecting for the entire year.

         Regardless of what occurs, however, the Fund's diversification provides the foundation for a solid, high quality investment. There are eighty-five different companies represented in the portfolio; they are spread across industry and capitalization sectors. Approximately 53% of the Fund's assets are invested in growth stocks; 39% in value stocks; and 8% in cash equivalents. If the market continues its advance, investors in The Government Street Equity Fund will participate; if there is a correction, they are well positioned defensively.

         During the year ended March 31, 1998, the Fund experienced a turnover rate of only 18%; average trading costs were approximately $0.035 per share. Both of these statistics reflect the continued operating efficiency of the Fund. At year end, the net assets of the Fund were $75,643,037; net asset value per share was $43.79.

         In February, Stephen W. Simmons joined T. Leavell & Associates after having spent the last three and a half years managing the $6 billion equity portfolio of the Retirement Systems of Alabama. It is our pleasure to announce that he has been appointed co-manager of The Government Street Equity Fund. He will focus his efforts on the value stock area of the portfolio. In addition, Stephen will be involved in the development of our quantitative stock selection techniques.

THE GOVERNMENT STREET BOND FUND
-------------------------------
         The twelve month period that ended March 31, 1998 was a stellar year for bonds and for The Government Street Bond Fund, as well.

         Continued low inflation in the face of a strong economy, an inactive Federal Reserve Board, the prospects for a balanced budget, and Asian market uncertainties all contributed to the bond market surge in 1997 and early 1998. In addition, the strong U.S. dollar encouraged foreign investors to buy U.S. bonds, and commodity prices fell throughout the year. This latter phenomenon indicates that the current benign inflationary environment is likely to continue.

         The Government Street Bond Fund achieved a total return of 9.6% for its fiscal year ended March 31, 1998. This return is in line with the Lehman Intermediate Government Corporate Bond Index which had a total return of 9.6% for the same twelve month period. The ratio of net investment income to average net assets was 6.4%.

         At year end, 97.2% of the Fund's assets were invested in fixed-income securities rated A or better, and over 50% were invested in AAA bonds. The average maturity and duration of the Fund were 5.6 years and 4.3 years, respectively. The net assets of the Fund were $36,907,953; net asset value per share was $21.06. The ratio of expenses to average net assets was 0.74%.

THE ALABAMA TAX FREE BOND FUND
------------------------------
         The Alabama Tax Free Bond Fund provides Alabama investors with a source of income which is exempt from both federal and state income taxes. The Fund invests in a broad spectrum of high-quality Alabama municipal bond issues with an intermediate average maturity.
It remains the only no-load Alabama municipal bond fund.

         For the fiscal year ended March 31, 1998, the ratio of net investment income to average net assets was 4.2%. To an Alabama investor in the maximum combined federal and state tax brackets of 42.6%, the taxable equivalent of this ratio was 7.3%.

         The total return of the Fund for its fiscal year was 7.4%. This return compares favorably with the 6.1% return of the Lehman Three Year Municipal Bond Index and with the 9.1% return of the Lehman Seven Year Municipal Bond Index over the same twelve month period.

         The net assets of the Fund at March 31, 1998 were $19,938,296; the net asset value per share was $10.49. The weighted average maturity of the Fund's portfolio was 6.9 years. There were 97 issues held by the Fund, all of which were rated A or better by Standard and Poor's or Moody's Investors Service. More than 50% of the Fund's assets were rated AAA.

         Thank you for your continued confidence in The Government Street Funds and in The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                Very truly yours,



                                /s/ Thomas W. Leavell
                                Thomas W. Leavell
                                President
                                T. Leavell & Associates, Inc.



                                /s/ Richard Mitchell
                                Richard Mitchell
                                President
                                The Government Streets Funds
                                The Alabama Tax Free Bond Fund

The Government Street Equity Fund
Comparison of the Change in Value of a $10,000 Investment in The Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price
Index.

                   The Government
                   Street Equity Fund           Standard & Poor's 500 Index     Consumer Price Index

Jun 91             10000                         10000                          10000
                   9795                          9813                           10030
                   10297                         10337                          10090
                   11147                         11203                          10181
Mar 92             10812                         10920                          10253
                   10822                         11127                          10335
                   11214                         11478                          10407
                   11821                         12056                          10491
Mar 93             11857                         12582                          10586
                   11682                         12642                          10649
                   11971                         12968                          10692
                   12194                         13269                          10767
Mar 94             11825                         12766                          10821
                   11471                         12820                          10886
                   12086                         13446                          10984
                   11855                         13443                          11050
Mar 95             12655                         14752                          11138
                   13564                         16161                          11239
                   14385                         17445                          11284
                   15106                         18495                          11340
Mar 96             15941                         19488                          11431
                   16399                         20363                          11558
                   17247                         20992                          11609
                   18351                         22742                          11704
Mar 97             18642                         23352                          11785
                   21733                         27429                          11807
                   23069                         29483                          11859
                   23459                         30330                          11932
Mar 98             25969                         34560                          11947
The Government Street Equity Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
39.1%          16.97%         15.10%
*Initial public offering of shares was June 3, 1991.
Past performance is not predictive of future performance.

The Government Street Bond Fund
Comparison of the Change in Value of a $10,000 Investment in The Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index.

                   The Government                Lehman Government/Corporate
                   Street Bond Fund              Intermediate Bond Index        90-Day Treasury Bill Index

Jun 91             10000                         10000                          10000
                   10045                         10007                          10039
                   10444                         10488                          10193
                   10931                         10992                          10342
Mar 92             10813                         10892                          10445
                   11218                         11323                          10559
                   11706                         11822                          10666
                   11627                         11780                          10748
Mar 93             12125                         12249                          10832
                   12366                         12513                          10916
                   12673                         12796                          11005
                   12650                         12818                          11091
Mar 94             12350                         12558                          11176
                   12261                         12452                          11283
                   12347                         12585                          11405
                   12310                         12571                          11556
Mar 95             12859                         13123                          11729
                   13533                         13778                          11905
                   13727                         14006                          12075
                   14213                         14499                          12253
Mar 96             14072                         14378                          12404
                   14158                         14469                          12563
                   14403                         14726                          12737
                   14731                         15087                          12903
Mar 97             14719                         15070                          13067
                   15146                         15515                          13245
                   15564                         15934                          13423
                   15888                         16275                          13591
Mar 98             16134                         16529                          13768

The Government Street Bond Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
9.61%          5.88%          7.27%
*Initial public offering of shares was June 3, 1991.
Past perfromance is not predictive of future performance.

The Alabama Tax Free Bond Fund
Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the Lehman
3-Year Municipal Bond Index.
                   The Alabama Tax               Lehman 7-Year G.O.             Lehman 3-Year
                   Free Bond Fund                Municipal Bond Index           Municipal Bond Index

                   10000                         10000                          10000
Mar 93             10096                         10255                          10168
                   10380                         10547                          10321
                   10670                         10856                          10467
                   10781                         11004                          10585
Mar 94             10440                         10527                          10445
                   10506                         10673                          10558
                   10562                         10755                          10657
                   10439                         10647                          10658
Mar 95             10927                         11224                          10957
                   11219                         11526                          11189
                   11459                         11905                          11428
                   11735                         12198                          11603
Mar 96             11693                         12172                          11668
                   11724                         12208                          11763
                   11921                         12437                          11918
                   12178                         12757                          12118
Mar 97             12140                         12738                          12168
                   12437                         13092                          12393
                   12690                         13441                          12605
                   12947                         13736                          12784
Mar 98             13043                         13894                          12916
The Alabama Tax Free Bond Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
7.44%          5.26%          5.23%
*Initial public offering of shares was January 15, 1993.
Past performance is not predictive of future performance.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
====================================================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost...................................   $   38,594,955   $   35,092,994    $  18,988,868
                                                            ===============  ===============  ===============

   At value (Note 1).....................................   $   69,990,927   $   35,479,894    $  19,720,043
Investments in repurchase agreements (Note 1)............        5,612,000          804,000              --
Cash ....................................................              878              562              --
Receivable for capital shares sold.......................           17,392           57,434              850
Interest receivable......................................              818          638,895          250,303
Dividends receivable.....................................           77,845               --              --
Other assets.............................................            1,693            1,168              430
                                                            ---------------  ---------------  ---------------

   TOTAL ASSETS..........................................       75,701,553       36,981,953       19,971,626
                                                            ---------------  ---------------  ---------------

LIABILITIES
Dividends payable........................................            4,819           21,023           19,712
Payable for capital shares redeemed......................            1,200           28,023           2,500
Accrued advisory fees (Note 3)...........................           37,807           15,567            5,018
Accrued administration fees (Note 3).....................           10,850            2,290            2,470
Other accrued expenses and liabilities...................            3,840            7,097            3,630
                                                            ---------------  ---------------  ---------------

   TOTAL LIABILITIES.....................................           58,516           74,000           33,330
                                                            ---------------  ---------------  ---------------

NET ASSETS ..............................................   $   75,643,037   $   36,907,953    $  19,938,296
                                                            ===============  ===============  ===============

Net assets consist of:
Paid-in capital .........................................   $   42,316,546   $   36,951,307    $  19,406,057
Accumulated net realized gains (losses)
   from security transactions............................        1,929,635        ( 434,110 )      ( 198,936 )
Undistributed net investment income......................              884            3,856              --
Net unrealized appreciation on investments...............       31,395,972          386,900          731,175
                                                            ---------------  ---------------  ---------------

Net assets...............................................   $   75,643,037   $   36,907,953    $  19,938,296
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............        1,727,277        1,752,457        1,899,959
                                                            ===============  ===============  ===============

Net asset value, offering price and
   redemption price per share (Note 1)...................   $        43.79   $        21.06    $      10.49
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1998
====================================================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest..............................................   $      183,292   $    2,330,572    $     903,771
   Dividends.............................................          874,608               --               --
                                                            ---------------  ---------------  ---------------

     TOTAL INVESTMENT INCOME.............................        1,057,900        2,330,572          903,771
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 3).....................          375,712          164,236           65,359
   Administrative fees (Note 3)..........................          112,821           25,069           28,029
   Professional fees.....................................           12,021           12,021            8,996
   Pricing costs.........................................            2,033            9,391           13,239
   Printing of shareholder reports.......................            7,522            6,647            5,472
   Custodian fees........................................            8,276            4,111            3,600
   Trustees' fees and expenses...........................            5,405            5,405            5,405
   Postage and supplies..................................            7,135            5,693            5,351
   Registration fees.....................................            6,525            5,465            2,573
   Insurance expense.....................................            3,095            2,059            1,305
   Other expenses........................................            1,074            3,144              873
                                                            ---------------  ---------------  ---------------

     TOTAL EXPENSES......................................          541,619          243,241          140,202
   Fees waived by the Adviser (Note 3)...................               --               --         ( 18,821 )
                                                            ---------------  ---------------  ---------------

     NET EXPENSES........................................          541,619          243,241          121,381
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ...................................          516,281        2,087,331          782,390
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
     from security transactions..........................        2,517,491         ( 36,286 )          1,079
   Net change in unrealized appreciation/depreciation
     on investments......................................       17,143,907          906,779          546,731
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS .......................................       19,661,398          870,493          547,810
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................................   $   20,177,679   $    2,957,824    $   1,330,200
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1998 and 1997
====================================================================================================================================
                                        Government Street        Government Street         Alabama Tax Free
                                           Equity Fund               Bond Fund                 Bond Fund

                                         Year        Year        Year         Year         Year        Year
                                         Ended       Ended       Ended       Ended        Ended       Ended
                                       March 31,  March 31,    March 31,    March 31,    March 31,   March 31,
                                         1998        1997        1998         1997         1998        1997

------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income.............  $ 516,281   $ 536,422   $2,087,331 $1,901,229 $ 782,390     $688,356
  Net realized gains (losses)
    from security transactions......  2,517,491   2,262,399     (36,286)   (201,643)    1,079        6,155
  Net change in unrealized appreciation/
   depreciation on investments...... 17,143,907   4,313,961     906,779    (362,072)  546,731      (76,770)
                                     ----------- ----------- -----------   ----------- ----------- -----------

Net increase in net assets
from operations                       20,177,679  7,112,782    2,957,824    1,337,514   1,330,200     617,741
                                     ----------- ----------- -----------   ----------- ----------- -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........   (527,419)  (526,528)   (2,095,202)  (1,892,341)  (782,390)    (688,356)
  From net realized gains........... (1,732,108)(1,910,988)          --            --         --           --
                                     ----------- ----------- -----------   ----------- ----------- -----------
  Decrease in net assets from distributions
   to shareholders.................. (2,259,527)(2,437,516)   (2,095,202)  (1,892,341)  (782,390)    (688,356)
                                     ----------- ----------- -----------   ----------- ----------- -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold......... 10,616,273  5,118,742     7,696,201    3,531,544   2,804,374    2,068,564
  Net asset value of shares issued in
   reinvestment of distributions
   to shareholders..................  2,175,993  2,347,971     1,871,979    1,663,544     555,482     480,364
  Payments for shares redeemed...... (4,696,332)(3,933,851)   (2,965,314)  (3,915,554)   (770,028) (1,158,134)
                                     ----------- ----------- -----------   ----------- ----------- -----------
Net increase in net assets from
  capital share transactions........  8,095,934   3,532,862    6,602,866    1,279,534   2,589,828   1,390,794
                                     ----------- ----------- -----------   ----------- ----------- -----------

TOTAL INCREASE IN NET ASSETS .......  26,014,086  8,208,128    7,465,488      724,707   3,137,638   1,320,179

NET ASSETS:
  Beginning of year.................  49,628,951 41,420,823   29,442,465   28,717,758  16,800,658  15,480,479
                                     ----------- ----------- -----------   ----------- ----------- -----------

  End of year....................... $75,643,037$49,628,951  $36,907,953  $29,442,465 $19,938,296 $16,800,658
                                     =========== =========== ===========   =========== =========== ===========

UNDISTRIBUTED NET
  INVESTMENT INCOME ................ $       884$    12,022  $     3,856  $    11,727 $        -- $         --
                                     =========== =========== ===========   =========== =========== ===========

Capital share activity:
   Sold.............................    268,759     162,325      365,904      170,003     270,970     202,023
   Reinvested.......................     56,533      76,331       89,389       80,355      53,306      46,910
   Redeemed.........................   (121,016)   (124,086)    (141,456)    (188,067)    (73,918)   (112,871)
                                     ----------- ----------- -----------   ----------- ----------- -----------

   Net increase in shares outstanding    204,276    114,570      313,837       62,291     250,358     136,062
   Shares outstanding, beginning
                         of year       1,523,001  1,408,431    1,438,620    1,376,329   1,649,601   1,513,539
                                     ----------- ----------- -----------   ----------- ----------- -----------

   Shares outstanding, end of year..  1,727,277   1,523,001    1,752,457    1,438,620   1,899,959   1,649,601
                                     =========== =========== ===========   =========== =========== ===========

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
====================================================================================================================================

                                                                   Years Ended March 31,

                                                1998          1997         1996          1995         1994

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year......    $   32.59    $   29.41     $   23.87    $   22.69    $   23.06
                                             -----------  -----------   ----------   ----------   -----------

Income from investment operations:
   Net investment income..................         0.32         0.37          0.40         0.38         0.30
   Net realized and unrealized
     gains (losses) on investments........        12.28         4.50          5.75         1.19       ( 0.37 )
                                             -----------  -----------   ----------   ----------   -----------

Total from investment operations..........        12.60         4.87          6.15         1.57       ( 0.07 )
                                             -----------  -----------   ----------   ----------   -----------

Less distributions:
   Dividends from net investment income...       ( 0.32)      ( 0.36 )      ( 0.40)      ( 0.39)      ( 0.30 )
   Distributions from net realized gains..       ( 1.08)      ( 1.33 )      ( 0.21)          --           --
                                             -----------  -----------   ----------   ----------   -----------
Total distributions.......................       ( 1.40)      ( 1.69 )      ( 0.61)      ( 0.39)      ( 0.30 )
                                             -----------  -----------   ----------   ----------   -----------


Net asset value at end of year............    $   43.79    $   32.59     $   29.41    $   23.87    $   22.69
                                             ===========  ===========   ==========   ==========   ===========

Total return..............................        39.31%       16.94%        25.96%       7.02%      ( 0.31% )
                                             ===========  ===========   ==========   ==========   ===========

Net assets at end of year (000's).........    $  75,643    $  49,629     $  41,421    $  31,473    $  27,101
                                             ===========  ===========   ==========   ==========   ===========

Ratio of net expenses to average net assets(a)     0.86%        0.89%         0.94%       0.91%        1.00%
Ratio of net investment income
   to average net assets..................         0.82%        1.17%         1.50%       1.71%        1.33%
Portfolio turnover rate...................           18%          20%           31%         55%          63%

Average commission rate per share.........    $  0.0351    $  0.0410     $      --    $      --    $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for years ended prior to March
  31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00% and 1.16% for the years ended March 31, 1995 and 1994, respectively.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                  Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
====================================================================================================================================

                                                                   Years Ended March 31,

                                                1998          1997         1996          1995         1994

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year......    $   20.47    $   20.87     $   20.33    $   20.87    $   21.77
                                             -----------  -----------   ----------   ----------   -----------

Income from investment operations:
   Net investment income..................         1.32         1.34          1.35         1.35         1.32
   Net realized and unrealized
     gains (losses) on investments........         0.60       ( 0.40 )        0.54       ( 0.53)      ( 0.90 )
                                             -----------  -----------   ----------   ----------   -----------

Total from investment operations..........         1.92         0.94          1.89         0.82         0.42
                                             -----------  -----------   ----------   ----------   -----------

Less distributions:
   Dividends from net investment income...       ( 1.33)      ( 1.34 )      ( 1.35)      ( 1.36)      ( 1.32 )
                                             -----------  -----------   ----------   ----------   -----------


Net asset value at end of year............    $   21.06    $   20.47     $   20.87    $   20.33    $   20.87
                                             ===========  ===========   ==========   ==========   ===========

Total return..............................        9.61%         4.60%         9.43%        4.12%        1.85%
                                             ===========  ===========   ==========   ==========   ===========

Net assets at end of year (000's).........    $  36,908    $  29,442     $  28,718    $  27,780    $  22,633
                                             ===========  ===========   ==========   ==========   ===========

Ratio of net expenses to average net assets       0.74%         0.75%         0.76%        0.85%        0.86%(a)

Ratio of net investment income
   to average net assets..................        6.35%         6.44%         6.38%        6.68%        6.15%

Portfolio turnover rate...................          10%           20%           10%          11%          10%

(a)      Absent  investment  advisory  fees waived by the  Adviser, the ratios of expenses to average net assets would have been 1.03% for the year ended March 31, 1994.
See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                        Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                          Seven
                                                                                          Months    January 15,
                                                           Years Ended March 31,           Ended     1993(b) to
                                                                                         March 31,  August 31,
                                         1998        1997        1996         1995        1994(a)      1993

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $ 10.18     $ 10.23    $   9.96        $ 9.96     $ 10.30    $  10.00
                                     ----------- ----------- -----------   ----------- ----------- -----------

Income from investment operations:
  Net investment income.............       0.44        0.43         0.42         0.45        0.26        0.23
  Net realized and unrealized
   gains (losses) on investments....       0.31      ( 0.05 )       0.27           --      ( 0.34 )      0.30
                                     ----------- ----------- -----------   ----------- ----------- -----------

Total from investment operations....       0.75        0.38         0.69         0.45      ( 0.08 )      0.53
                                     ----------- ----------- -----------   ----------- ----------- -----------

Less distributions:
  Dividends from net investment income   ( 0.44 )    ( 0.43 )     ( 0.42 )     ( 0.45 )    ( 0.26 )    ( 0.23 )
                                     ----------- ----------- -----------   ----------- ----------- -----------

Net asset value at end of period....  $   10.49   $   10.18   $    10.23    $    9.96   $    9.96   $   10.30
                                     =========== =========== ===========   =========== =========== ===========

Total return........................      7.44%        3.82%        7.02%        4.66%   (1.50%)(d)   8.79%(d)
                                     =========== =========== ===========   =========== =========== ===========

Net assets at end of period (000's).  $  19,938   $  16,801   $   15,480    $  12,816   $   9,716   $   3,429
                                     =========== =========== ===========   =========== =========== ===========

Ratio of net expenses to
average net assets(c)                     0.65%        0.66%        0.75%        0.75%    0.75%(d)    0.75%(d)

Ratio of net investment income
  to average net assets.............      4.19%        4.24%        4.11%        4.56%    4.46%(d)    4.01%(d)

Portfolio turnover rate.............         2%           6%           4%          36%       3%          2%

(a)      Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b)      Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31,
  1998, 1997, 1996, 1995, 1994 and August 31, 1993, respectively (Note 3).

(d)      Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================

     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  AEROSPACE -- 1.3%
        18,200      Boeing Company.............................................................  $    948,675
                                                                                                --------------

                  CHEMICALS AND DRUGS -- 14.9%
        20,000      Becton Dickinson & Company.................................................     1,361,250
        15,000      Biomet, Inc................................................................       450,000
        20,000      Cardinal Health, Inc.......................................................     1,763,750
        20,000      duPont (E.I.) de Nemours & Company.........................................     1,360,000
        13,000      Eli Lilly & Company........................................................       775,125
        18,000      Goodrich (B.F.) Company....................................................       919,125
        15,000      Johnson & Johnson..........................................................     1,099,687
         8,700      Merck & Company, Inc.......................................................     1,116,863
        20,000      Schering-Plough Corporation................................................     1,633,750
        22,000      Sigma-Aldrich Corporation..................................................       819,500
                                                                                                --------------

                      .........................................................................    11,299,050
                                                                                                --------------
                  CONSTRUCTION -- 5.6%
        25,500      Blount, Inc. - Class A.....................................................       758,625
        20,000      Caterpiller, Inc...........................................................     1,101,250
        20,312      Clayton Homes, Inc.........................................................       411,318
        12,000      Florida Rock Industries, Inc...............................................       342,750
         8,000      Lowe's Companies, Inc......................................................       561,500
        25,600      Valspar Corporation........................................................     1,004,800
                                                                                                --------------

                      .........................................................................     4,180,243
                                                                                                --------------
                  CONSUMER PRODUCTS -- 9.4%
        21,633      Archer-Daniels-Midland Company.............................................       475,232
        13,500      Belo (A.H.) Corporation - Class A..........................................       742,500
        12,000      General Motors Corporation.................................................       809,250
        14,500      Gillette Company...........................................................     1,720,969
        15,000      Kimberly-Clark Corporation.................................................       751,875
        12,000      Polygram NV................................................................       556,500
        15,000      Procter & Gamble Company...................................................     1,265,625
        10,000      Sun Microsystems, Inc. (a) ................................................       417,188
         8,000      Newell Company.............................................................       387,500
                                                                                                --------------

                      .........................................................................     7,126,639
                                                                                                --------------
                  DURABLE GOODS -- 15.2%
        12,000      Advanced Micro Devices, Inc.(a) ...........................................       348,750
        20,000      Andrew Corporation(a) .....................................................       396,250
        35,000      Cisco Systems, Inc.(a) ....................................................     2,393,125
        15,000      Compaq Computer Corporation................................................       388,125
         8,000      Computer Assoc. International Inc..........................................       462,000
         9,000      Deere & Company............................................................       577,437
        11,000      Diebold, Inc...............................................................       484,000
        23,000      General Electric Company ..................................................     1,982,313
        15,000      General Signal Corporation ................................................       701,250
         9,000      Intel Corporation..........................................................       702,563
         5,000      International Business Machines Corporation................................       519,375
        16,000      Philips Electronics NV.....................................................     1,175,000
        11,500      Raytheon Company...........................................................       671,312
         6,000      Shared Medical Systems, Inc................................................       470,250
         5,000      Springs Industries, Inc....................................................       274,687
                                                                                                --------------

                                                                                                   11,526,437
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL -- 16.3%
         9,695      Aetna, Inc.................................................................  $    808,927
        15,000      AFLAC, Inc.................................................................       948,750
        10,000      American Express Company...................................................       918,125
        22,000      Federal Home Loan Mortgage Corporation.....................................     1,043,625
        10,000      Fleet Financial Group, Inc.................................................       850,625
         5,000      MBNA Corporation...........................................................       179,063
        28,000      Mellon Bank Corporation....................................................     1,778,000
        14,000      S&P Mid-Cap 400 Depository Receipts........................................       998,156
         8,300      S&P 500 Depository Receipts................................................       913,000
        33,000      Star Banc Corporation .....................................................     1,951,125
        14,000      Synovus Financial Corporation..............................................       519,750
        15,000      Torchmark Corporation......................................................       687,188
        12,000      Travelers, Inc.............................................................       720,000
                                                                                                --------------

                                                                                                   12,316,334
                                                                                                --------------
                  FOOD/BEVERAGES -- 3.1%
         6,000      Anheuser-Busch Companies, Inc..............................................       277,875
        10,000      Campbell Soup Company......................................................       567,500
        40,000      Coca-Cola Enterprises......................................................     1,467,500
         1,000      Vlasic Foods International Inc.(a) ........................................        25,562
                                                                                                --------------

                      .........................................................................     2,338,437
                                                                                                --------------
                  METAL AND MINING -- 0.8%
         9,000      Aluminum Company of America................................................       619,312
                                                                                                --------------

                  OIL/ENERGY -- 7.9%
        12,500      Amoco Corporation..........................................................     1,079,688
        10,000      Baker Hughes, Inc..........................................................       402,500
        13,000      Chevron Corporation........................................................     1,044,063
        14,650      Exxon Corporation..........................................................       990,706
        11,000      Halliburton Company........................................................       552,062
        10,000      Helmerich & Payne, Inc.....................................................       312,500
         5,000      Pennzoil Company...........................................................       323,125
        28,500      Shell Transport & Trading PLC..............................................     1,261,125
                                                                                                --------------

                      .........................................................................     5,965,769
                                                                                                --------------
                  PAPER AND FOREST PRODUCTS -- 1.3%
        11,000      Georgia Pacific Corporation................................................       712,250
        11,000      Georgia Pacific Corporation, Timber Group..................................       282,562
                                                                                                --------------

                      .........................................................................       994,812
                                                                                                --------------
                  RETAIL -- 4.9%
        21,000      American Stores Company....................................................       546,000
        17,700      Home Depot, Inc............................................................     1,193,644
        12,000      Nike, Inc. - Class B  .....................................................       531,000
        11,000      Wal-Mart Stores, Inc.......................................................       558,937
        25,000      Walgreen Company...........................................................       879,687
                                                                                                --------------

                      .........................................................................     3,709,268
                                                                                                --------------
                  SERVICES - COMPUTER -- 2.7%
        11,100      Automatic Data Processing, Inc.............................................       755,494
        24,000      Computer Sciences Corporation(a) ..........................................     1,320,000
                                                                                                --------------

                      .........................................................................     2,075,494
                                                                                                --------------
                  TELECOMMUNICATION EQUIPMENT -- 0.5%
        18,000      Scientific - Atlanta, Inc..................................................       352,125
                                                                                                --------------

                  TRANSPORTATION -- 1.6%
        15,000      FDX Corporation(a) ........................................................     1,066,875
         5,000      Southwest Airlines Company.................................................       147,812
                                                                                                --------------

                                                                                                    1,214,687
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================

     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES -- 6.9%
        29,000      Ameritech Corporation......................................................  $  1,433,688
        11,000      Bellsouth Corporation......................................................       743,188
        15,490      Duke Power Company.........................................................       922,623
        28,000      SBC Communications, Inc....................................................     1,221,500
        17,000      US West Inc................................................................       930,750
                                                                                                --------------

                                                                                                    5,251,749
                                                                                                --------------


                  TOTAL COMMON STOCKS (COST $38,541,826) ......................................  $69,919,031
                                                                                                --------------


====================================================================================================================================
     Shares       PREFERRED STOCKS -- 0.1%                                                            Value

------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL -- 0.1%
           898      Aetna Inc., Convertible....................................................  $     71,896
                                                                                                --------------

                  TOTAL PREFERRED STOCKS (COST $53,129)  ......................................  $     71,896
                                                                                                --------------


                  TOTAL INVESTMENTS AT VALUE (COST $38,594,955)-- 92.5%  ......................  $ 69,990,927
                                                                                                --------------


====================================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(b) -- 7.4%                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
                    Star Bank, N.A.,
$    5,612,000        5.25%, dated 03/31/1998, due 04/01/1998,
                      repurchase proceeds $5,612,818 (Cost $5,612,000).........................  $  5,612,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.9%  ...............  $ 75,602,927

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ................................        40,110
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 75,643,037
                                                                                                ==============

(a)      Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024; $14,335,000 GNMA II, Pool #8932, 7.00%,
  due 03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
  aggregate market value of the collateral at March 31, 1998 was $28,948,985.
  The funds pro-rata interest in the collateral at March 31, 1998 was $5,760,848.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================

    Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS-- 43.3%                                       Value

------------------------------------------------------------------------------------------------------------------------------------
                  U.S. TREASURY NOTES -- 6.6%
$       70,000      7.875%, due 04/15/1998.....................................................  $     70,066
        50,000      8.25%, due 07/15/1998......................................................        50,391
       855,000      7.125%, due 10/15/1998.....................................................       862,215
       225,000      7.00%, due 04/15/1999......................................................       228,234
       150,000      6.375%, due 07/15/1999.....................................................       151,406
       100,000      8.00%, due 08/15/1999......................................................       103,125
       200,000      6.00%, due 10/15/1999......................................................       201,125
       250,000      7.50%, due 10/31/1999......................................................       256,953
        50,000      7.875%, due 11/15/1999.....................................................        51,734
       100,000      8.50%, due 02/15/2000......................................................       105,063
        20,000      8.75%, due 08/15/2000......................................................        21,369
        50,000      8.50%, due 11/15/2000......................................................        53,437
       140,000      8.00%, due 05/15/2001......................................................       149,231
       125,000      7.875%, due 08/15/2001.....................................................       133,320
                                                                                                --------------

                                                                                                    2,437,669
                                                                                                --------------
                  U.S. TREASURY STRIPS -- 0.1%
                    Coupon Treasury Investment Growth Security,
        11,000        due 08/15/1998...........................................................        10,773
                                                                                                --------------

                  FEDERAL FARM CREDIT BANK BONDS -- 1.4%
       500,000      6.00%, due 01/07/2008......................................................       499,744
                                                                                                --------------

                  FEDERAL HOME LOAN BANK BONDS -- 1.5%
       500,000      7.57%, due 08/19/2004......................................................       543,589
                                                                                                --------------
                      .........................................................................
                  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 9.5%
       240,000      7.12%, due 09/30/2005......................................................       241,089
       500,000      6.345%, due 11/01/2005.....................................................       512,712
       200,000      6.73%, due 01/05/2006......................................................       199,535
       300,000      7.52%, due 04/21/2006......................................................       305,413
       500,000      7.55%, due 04/26/2006 .....................................................       507,734
       895,000      7.44%, due 09/20/2006......................................................       931,398
       800,000      7.04%, due 01/09/2007......................................................       824,645
                                                                                                --------------

                                                                                                    3,522,526
                                                                                                --------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 20.8%
       750,000      7.85%, due 09/10/1998......................................................       756,827
       100,000      8.45%, due 07/12/1999......................................................       103,248
       650,000      6.85%, due 05/04/2001......................................................       650,508
       500,000      6.83%, due 04/02/2003......................................................       501,895
       500,000      6.63%, due 06/20/2005......................................................       520,380
       500,000      8.00%, due 06/15/2006......................................................       502,424
       500,000      7.90%, due 06/28/2006......................................................       508,230
       650,000      7.65%, due 10/06/2006......................................................       667,812
       500,000      7.36%, due 02/07/2007......................................................       507,943
       400,000      7.70%, due 04/10/2007......................................................       412,120
       500,000      6.62%, due 06/25/2007......................................................       522,475
       500,000      7.16%, due 06/26/2007......................................................       507,731
       500,000      7.00%, due 07/17/2007......................................................       507,744
       400,000      6.80%, due 08/27/2012......................................................       416,259
       600,000      6.875%, due 09/24/2012.....................................................       622,744
                                                                                                --------------
                                                                                                    7,708,340
                                                                                                --------------
                  PRIVATE EXPORT FUNDING BONDS -- 1.3%
       470,000      7.90%, due 03/31/2000......................................................       488,675
                                                                                                --------------


                  TENNESSEE VALLEY AUTHORITY BONDS -- 2.1%
       745,000      6.875%, due 01/15/2002.....................................................       760,421
                                                                                                --------------

                  TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (COST $15,861,253) ...............  $ 15,971,737
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     MORTGAGE-BACKED SECURITIES -- 5.4%                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
$       87,566      Series #G92-40, Class G, 7.00%, due 07/25/2002.............................  $     87,301
                                                                                                --------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.8%
        24,444      Pool #15032, 7.50%, due 02/15/2007.........................................        25,063
       494,854      Pool #438434, 6.50%, due 01/01/2013........................................       498,411
        22,329      Pool #176413, 7.50%, due 09/15/2016........................................        22,894
        29,074      Pool #170784, 8.00%, due 12/15/2016........................................        30,101
        25,790      Pool #181540, 8.00%, due 02/15/2017........................................        26,700
       496,499      Pool #366710, 6.50%, due 02/01/2024........................................       491,226
       669,633      Pool #453826, 7.25%, due 09/01/2027........................................       681,352
                                                                                                --------------

                                                                                                    1,775,747
                                                                                                --------------
                  OTHER MORTGAGE-BACKED SECURITIES -- 0.4%
                    Collateralized Mortgage Securities Corporation,
       145,738           Series #1991-8PF, 7.30%, due 08/20/2020...............................       146,506
                                                                                                --------------

                      .........................................................................
                  TOTAL MORTGAGE-BACKED SECURITIES (COST $2,012,567) ..........................  $  2,009,554
                                                                                                --------------

====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                  FINANCE -- 22.7%
                    American Express Company,
$      350,000        8.50%, due 08/15/2001....................................................  $    375,906
                                                                                                --------------

                    AmSouth Bancorp,
       425,000        9.375%, due 05/01/1999...................................................       439,635
       550,000        7.75%, due 05/15/2004....................................................       589,484
                                                                                                --------------

                                                                                                    1,029,119
                                                                                                --------------
                    Associates Corporation, N.A.,
       300,000        8.80%, due 08/01/1998....................................................       302,699
                                                                                                --------------


                    Banc One Corporation,
       600,000        7.00%, due 07/15/2005....................................................       621,659
                                                                                                --------------

                    BankAmerica Corporation,
       496,000        8.375%, due 03/15/2002...................................................       532,474
                                                                                                --------------


                    Bear Stearns Company,
       170,000        9.375%, due 06/01/2001...................................................       185,585
                                                                                                --------------

                    General Electric Capital Corporation,
       100,000        7.24%, due 01/15/2002....................................................       104,053
       150,000        7.50%, due 03/15/2002....................................................       157,571
                                                                                                --------------

                      .........................................................................       261,624
                                                                                                --------------
                    Merrill Lynch & Company, Inc.,
       745,000        7.375%, due 08/17/2002...................................................       778,203
                                                                                                --------------

                    J.P. Morgan & Company,
       500,000        7.25%, due 01/15/2002....................................................       517,155
                                                                                                --------------

                    NationsBank,
       550,000        7.625%, due 04/15/2005...................................................       590,731
                                                                                                --------------

                    Regions Financial Corporation,
       350,000        7.80%, due 12/01/2002....................................................       368,257
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value

------------------------------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.,
$      400,000        7.25%, due 01/15/2000....................................................  $    407,226
       480,000        7.50%, due 02/01/2003....................................................       502,319
                                                                                                --------------

                      .........................................................................       909,545
                                                                                                --------------
                    SouthTrust Bank of Alabama, N.A.,
       500,000        7.00%, due 11/15/2008....................................................       519,350
                                                                                                --------------

                    Transamerica Financial Corporation,
       785,000        7.50%, due 03/15/2004....................................................       828,741
                                                                                                --------------

                    Wachovia Corporation,
       535,000        7.00%, due 12/15/1999....................................................       544,121
                                                                                                --------------


                  TOTAL FINANCE CORPORATE BONDS ...............................................     8,365,169
                                                                                                --------------

                  INDUSTRIAL -- 21.6%
                    BP America Inc.,
       265,000        8.50%,  due 04/15/2001...................................................       283,284
                                                                                                --------------

                    Campbell Soup Company,
       500,000        6.90%, due 10/15/2006....................................................       527,340
                                                                                                --------------

                    Coca-Cola Company,
       401,000        7.875%,  due 09/15/1998..................................................       404,371
       500,000        6.625%,  due 08/01/2004..................................................       512,070
                                                                                                --------------

                                                                                                      916,441
                                                                                                --------------
                    duPont (E.I.) de Nemours & Company,
       150,000        9.15%, due 04/15/2000....................................................       159,309
       300,000        6.75%, due 10/15/2002....................................................       308,528
                                                                                                --------------
                      .........................................................................       467,837
                                                                                                --------------
                    Hanson Overseas,
     1,100,000        7.375%, due 01/15/2003...................................................     1,150,338
                                                                                                --------------

                    International Business Machines Corporation,
     1,000,000        7.25%, due 11/01/2002....................................................     1,048,253
                                                                                                --------------

                    Kimberly-Clark Corporation,
       240,000        8.625%, due 05/01/2001...................................................       258,139
                                                                                                --------------

                    Limited, Inc.,
       150,000        8.875%, due 08/15/1999...................................................       154,943
                                                                                                --------------

                    Mobil Corporation,
       100,000        8.375%, due 02/12/2001...................................................       106,411
                                                                                                --------------

                    Philip Morris Companies, Inc.,
       305,000        7.375%, due 02/15/1999...................................................       308,156
       175,000        7.75%, due 05/01/1999....................................................       177,906
       500,000        7.125%, due 10/01/2004...................................................       516,365
                                                                                                --------------

                                                                                                    1,002,427
                                                                                                --------------
                    Procter & Gamble Company,
       150,000        8.70%, due 08/01/2001....................................................       162,252
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                    Raytheon Company,
$      800,000        6.50%, due 07/15/2005....................................................  $    807,701
                                                                                                --------------

                    Wal-Mart Stores, Inc.,
       170,000        9.10%, due 07/15/2000....................................................       181,501
       100,000        8.625%, due 04/01/2001...................................................       107,255
       745,000        7.50%, due 05/15/2004....................................................       796,906
                                                                                                --------------

                                                                                                    1,085,662
                                                                                                --------------


                  TOTAL INDUSTRIAL CORPORATE BONDS ............................................     7,971,028
                                                                                                --------------

                  UTILITY -- 3.1%
                    Consolidated Edison,
       785,000        7.60%, due 01/15/2000....................................................       805,587
                                                                                                --------------

                    Emerson Electric Company,
       352,000        6.30%, due 11/01/2005....................................................       356,819
                                                                                                --------------

                  TOTAL UTILITY CORPORATE BONDS ...............................................     1,162,406
                                                                                                --------------

                  TOTAL CORPORATE BONDS (COST $17,219,174) ....................................  $ 17,498,603
                                                                                                --------------

                  TOTAL INVESTMENTS AT VALUE (COST $35,092,994)-- 96.1% ......................   $35,479,894
                                                                                                --------------

====================================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(a) -- 2.2%                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
                    Star Bank, N.A.,
$      804,000        5.25%, dated 03/31/1998, due 04/01/1998,
                      repurchase proceeds $804,117 (Cost $804,000).............................  $    804,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.3% ................  $36,283,894

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.7% ................................       624,059
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $36,907,953
                                                                                                ==============

(a) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024; $14,335,000 GNMA II, Pool #8932, 7.00%,
  due 03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
  aggregate market value of the collateral at March 31, 1998 was $28,948,985.
  The funds pro-rata interest in the collateral at March 31, 1998 was $839,521.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Alabama Housing Finance Auth. Rev.,
$      245,000      4.90%, due 10/01/1998......................................................  $    246,421
                                                                                                --------------

                  Alabama Mental Health Finance Auth. Special Tax,
       300,000      5.00%, due 05/01/2006......................................................       311,295
                                                                                                --------------
                  Alabama State, GO,
       200,000      5.90%, due 03/01/1999......................................................       204,068
       100,000      5.70%, due 12/01/2002......................................................       106,181
                                                                                                --------------

                                                                                                      310,249
                                                                                                --------------
                  Alabama State Corrections Institutions Rev.,
       100,000      4.20%, due 04/01/1998......................................................       100,000
                                                                                                --------------


                  Alabama State Industrial Access Road & Bridge Corp., GO,
       100,000      4.00%, due 06/01/1998......................................................       100,038
       100,000      5.25%, due 06/01/2003......................................................       104,165
                                                                                                --------------

                                                                                                      204,203
                                                                                                --------------
                  Alabama State Mun. Elec. Auth. Power Supply Rev.,
       150,000      5.625%, due 09/01/2000.....................................................       155,486
       340,000      5.75%, due 09/01/2001......................................................       356,742
       400,000      6.50%, due 09/01/2005, prerefunded 09/01/2001 at 101.......................       433,916
                                                                                                --------------

                                                                                                      946,144
                                                                                                --------------
                  Alabama State Public School & College Auth. Rev.,
       100,000      4.40%, due 12/01/2000......................................................       101,275
       130,000      5.00%, due 06/01/2003......................................................       135,194
       250,000      5.25%, due 11/01/2005......................................................       263,898
                                                                                                --------------

                                                                                                      500,367
                                                                                                --------------
                  Alabama Water Pollution Control Rev.,
        25,000      7.00%, due 08/15/2001......................................................        26,092
       190,000      6.25%, due 08/15/2004......................................................       210,560
                                                                                                --------------

                                                                                                      236,652
                                                                                                --------------
                  Anniston, AL, GO,
       250,000      5.50%, due 01/01/2004......................................................       266,562
                                                                                                --------------


                  Anniston, AL, Regional Medical Center Board Hospital Rev.,
        30,000      7.375%, due 07/01/2006, ETM................................................        33,304
                                                                                                --------------


                  Auburn University, Alabama, Rev.,
        25,000      6.10%, due 06/01/1999......................................................        25,663
       150,000      5.20%, due 06/01/2004......................................................       157,318
       325,000      5.25%, due 04/01/2005......................................................       341,887
                                                                                                --------------

                                                                                                      524,868
                                                                                                --------------
                  Baldwin Co., AL, GO,
       200,000      5.85%, due 08/01/2003......................................................       215,608
       400,000      5.00%, due 02/01/2007......................................................       414,716
                                                                                                --------------

                                                                                                      630,324
                                                                                                --------------
                  Baldwin Co., AL, Board of Education Rev.,
        50,000      5.40%, due 12/01/1998......................................................        50,552
       300,000      5.90%, due 12/01/2001......................................................       308,595
                                                                                                --------------

                                                                                                      359,147
                                                                                                -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Birmingham, AL, GO,
$      100,000      5.80%, due 04/01/2002......................................................  $    105,986
       200,000      5.90%, due 04/01/2003......................................................       214,724
                                                                                                --------------

                                                                                                      320,710
                                                                                                --------------
                  Birmingham, AL, Industrial Water Board Rev.,
       100,000      5.00%, due 03/01/2001......................................................       102,668
       100,000      6.00%, due 07/01/2007......................................................       111,721
                                                                                                --------------

                                                                                                      214,389
                                                                                                --------------
                  Birmingham, AL, Medical Clinic Board Rev.,
        60,000      7.30%, due 07/01/2005, ETM.................................................        67,241
                                                                                                --------------


                  Birmingham, AL, Special Facilities Rev.,
       100,000      4.45%, due 06/01/1999......................................................       100,817
                                                                                                --------------

                  Birmingham, AL, Waterworks & Sewer Board Rev.,
        50,000      5.90%, due 01/01/2003......................................................        53,577
       400,000      6.15%, due 01/01/2006......................................................       432,164
                                                                                                --------------

                                                                                                      485,741
                                                                                                --------------
                  Birmingham-Southern College, AL, Private Education Bldg. Auth. Rev.,
       500,000      5.10%, due 12/01/2012......................................................       498,225
                                                                                                --------------


                  DCH Health Care Auth. of Alabama Rev.,
        55,000      5.00%, due 06/01/2004......................................................        56,882
                                                                                                --------------


                  Decatur, AL, GO,
       300,000      5.00%, due 06/01/2009......................................................       308,901
                                                                                                --------------


                  Fairhope, AL, Utility, Rev.,
       200,000      5.10%, due 12/01/2008......................................................       205,788
                                                                                                --------------


                  Greenville, AL, GO,
       300,000      5.10%, due 12/01/2009......................................................       310,722
                                                                                                --------------


                  Hoover, AL, Board of Education, GO,
       400,000      6.00%, due 02/15/2006......................................................       437,668
                                                                                                --------------

                  Hoover, AL, Board of Education Special Tax,
       200,000      6.625%, due 02/01/2010, prerefunded 02/01/2001 at 102......................       217,268
                                                                                                --------------


                  Houston Co., AL, GO,
       100,000      4.20%, due 10/01/1998......................................................       100,265
       250,000      5.00%, due 07/01/2002......................................................       258,088
                                                                                                --------------

                                                                                                      358,353
                                                                                                --------------
                  Huntsville, AL, GO,
       115,000      5.15%, due 08/01/2000......................................................       118,171
       100,000      5.20%, due 11/01/2000......................................................       103,162
       500,000      5.50%, due 11/01/2002......................................................       528,105
       100,000      5.90%, due 11/01/2005......................................................       107,886
       300,000      5.40%, due 02/01/2010......................................................       313,290
                                                                                                --------------

                                                                                                    1,170,614
                                                                                                --------------
                  Huntsville, AL, Electric Systems Rev.,
       150,000      6.10%, due 12/01/2000......................................................       158,156
       150,000      5.00%, due 12/01/2003......................................................       155,451
                                                                                                --------------

                                                                                                      313,607
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Huntsville, AL, Water Systems Rev.,
$      150,000      5.15%, due 05/01/2004......................................................  $    156,837
       150,000      5.25%, due 05/01/2005......................................................       156,897
                                                                                                --------------

                                                                                                      313,734
                                                                                                --------------
                  Jefferson Co., AL, GO,
       150,000      5.55%, due 04/01/2002......................................................       157,329
       100,000      5.00%, due 04/01/2004......................................................       103,347
                                                                                                --------------

                                                                                                      260,676
                                                                                                --------------

                  Jefferson Co., AL, Board of Education Capital Outlay Warrants,
       300,000      5.70%, due 02/15/2011......................................................       319,794
                                                                                                --------------


                  Jefferson Co., AL, Sewer Rev.,
      140,000       5.15%, due 09/01/2002......................................................       145,936
       50,000       5.50%, due 09/01/2003 .....................................................        53,093
      300,000       5.75%, due 09/01/2005 .....................................................       323,343
                                                                                                --------------

                                                                                                      522,372
                                                                                                --------------

                  Lee Co., AL, GO,
       300,000      5.50%, due 02/01/2007......................................................       321,876
                                                                                                --------------


                  Madison, AL, Board of Education School Warrants,
       100,000      5.00%, due 02/01/1999......................................................       101,118
                                                                                                --------------


                  Madison, AL, Warrants,
       325,000      5.55%, due 04/01/2007......................................................       350,873
                                                                                                --------------


                  Madison Co., AL, Board of Education Capital Outlay Tax Antic. Warrants,
       175,000      5.20%, due 09/01/2004......................................................       184,144
       250,000      5.10%, due 09/01/2011......................................................       255,807
                                                                                                --------------

                                                                                                      439,951
                                                                                                --------------


                  Mobile, AL, GO,
       200,000      5.00%, due 08/15/1998......................................................       200,978
       150,000      5.20%, due 02/15/1999......................................................       152,010
       200,000      5.40%, due 08/15/2000......................................................       206,816
        25,000      6.25%, due 08/01/2001......................................................        26,665
        25,000      6.30%, due 08/01/2001......................................................        26,500
       275,000      6.20%, due 02/15/2007, ETM.................................................       307,802
                                                                                                --------------
                                                                                                      920,771
                                                                                                --------------

                  Mobile, AL, Water & Sewer Commissioners Rev.,
        55,000      6.30%, due 01/01/2003......................................................        59,794
                                                                                                --------------


                  Mobile Co., AL, GO,
        50,000      6.10%, due 02/01/2002, prerefunded 02/01/2000 at 102.......................        52,871
       160,000      6.70%, due 02/01/2011, prerefunded 02/01/2000 at 102.......................       170,958
                                                                                                --------------

                                                                                                      223,829
                                                                                                --------------

                  Mobile Co., AL., Board of Education Capital Outlay Warrants,
       400,000      5.00%, due 03/01/2008......................................................       412,376
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Mobile Co., AL, Gas Tax Antic. Warrants Rev.,
$      100,000      4.50%, due 02/01/2003......................................................  $    100,976
                                                                                                --------------


                  Montgomery, AL, GO,
       200,000      4.25%, due 05/01/1999, ETM.................................................       201,152
       200,000      4.70%, due 05/01/2002......................................................       204,064
       500,000      5.10%, due 10/01/2008......................................................       521,480
                                                                                                --------------

                                                                                                      926,696
                                                                                                --------------
                  Montgomery, AL, Waterworks & Sanitation Rev.,
       200,000      5.85%, due 03/01/2003......................................................       213,598
       400,000      5.60%, due 09/01/2009......................................................       428,632
                                                                                                --------------

                                                                                                      642,230
                                                                                                --------------


                  Montgomery Co., AL, GO,
       100,000      5.20%, due 11/01/2006......................................................       104,352
                                                                                                --------------


                  Mountain Brook, AL, Board of Education Capital Outlay Warrants,
       405,000      4.80%, due 02/15/2011......................................................       403,898
                                                                                                --------------


                  Muscle Shoals, AL, GO,
       400,000      5.60%, due 08/01/2010......................................................       427,020
                                                                                                --------------


                  Opelika, AL, GO,
       100,000      4.60%, due 03/01/2003......................................................       101,801
       100,000      5.30%, due 07/01/2003......................................................       105,128
                                                                                                --------------

                                                                                                      206,929
                                                                                                --------------

                  Shelby Co., AL, GO,
       205,000      5.20%, due 08/01/2000......................................................       210,970
        50,000      5.35%, due 08/01/2001......................................................        52,010
                                                                                                --------------

                                                                                                      262,980
                                                                                                --------------
                  Shelby Co., AL, Hospital Board Rev.,
        35,000      6.60%, due 02/01/2001, ETM.................................................        37,296
        25,000      6.60%, due 02/01/2002, ETM.................................................        27,084
        40,000      6.60%, due 02/01/2003, ETM.................................................        44,028
                                                                                                --------------

                                                                                                      108,408
                                                                                                --------------
                  Tuscaloosa, AL, Board of Education, GO,
       300,000      4.625%, due 08/01/2001.....................................................       301,323
       100,000      5.10%, due 02/01/2004......................................................       104,135
                                                                                                --------------
                                                                                                      405,458
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education Special Tax Warrants,
        75,000      5.70%, due 02/15/2005......................................................        79,755
       125,000      6.00%, due 02/15/2009......................................................       134,805
                                                                                                --------------



                                                                                                      214,560
                                                                                                --------------

                  University of Alabama General Fee Series A Rev.,
       250,000      4.15%, due 10/01/1999......................................................       251,317
        50,000      5.00%, due 11/01/2000......................................................        51,325
       240,000      5.10%, due 10/01/2002......................................................       249,271
       400,000      5.25%, due 06/01/2010......................................................       415,624
                                                                                                --------------

                      .........................................................................       967,537
                                                                                                --------------
                  Vestavia Hills, AL, Board of Education Capital Outlay Rev.,
        55,000      5.25%, due 02/01/2004......................................................        57,367
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Vestavia Hills, AL, Warrants,
$      125,000      4.90%, due 04/01/2005......................................................  $    128,655
                                                                                                --------------


                  TOTAL ALABAMA (COST $18,209,517) ............................................  $ 18,940,692
                                                                                                --------------
==============================================================================================================
     Shares       MONEY MARKETS -- 3.9%                                                               Value

--------------------------------------------------------------------------------------------------------------
       779,351    Star Tax-Free Money Market Fund (Cost $779,351)..............................  $    779,351
                                                                                                -------------

                  TOTAL INVESTMENTS AT VALUE (COST $18,988,868)-- 98.9%  ......................  $19,720,043


                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ................................       218,253
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 19,938,296
                                                                                                ==============

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.   Significant Accounting Policies

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings.
Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                              Equity Fund        Bond Fund        Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation............................   $   31,625,324   $      744,768    $     739,086
Gross unrealized depreciation............................        ( 229,352 )      ( 357,868 )        ( 7,911 )
                                                            ---------------  ---------------  ---------------

Net unrealized appreciation..............................   $   31,395,972   $      386,900    $     731,175
                                                            ---------------  ---------------  ---------------

Federal income tax cost..................................   $   38,594,955   $   35,092,994    $  18,988,868
                                                            ===============  ===============  ===============


------------------------------------------------------------------------------------------------------------------------------------

As of March 31, 1998, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $434,110 and $198,936, respectively, which expire through the year 2006.

2.  Investment Transactions

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,696,785 and $10,331,366, respectively, for The Government Street Equity Fund, $9,890,780 and $3,220,454, respectively, for The Government Street Bond Fund, and $2,686,769 and $436,170, respectively, for The Alabama Tax Free Bond Fund.

3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $18,821 of its investment advisory fees for the Fund during the year ended March 31, 1998.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                                            Tait, Weller & Baker


Philadelphia, Pennsylvania
April 24, 1998

                           The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------

                              No Load Mutual Funds


       Investment Adviser
       T. Leavell & Associates, Inc.
       150 Government Street
       Post Office Box 1307
       Mobile, AL 36633

       Administrator
       Countrywide Fund Services, Inc.
       P.O. Box 5354
       Cincinnati, OH 45201-5354
       1-800-443-4249

       Legal Counsel
       Sullivan & Worcester LLP
       One Post Office Square
       Boston, MA 02109

       Board of Trustees
       Richard Mitchell, President
       Austin Brockenbrough, III
       John T. Bruce
       Charles M. Caravati, Jr. M.D.
       J. Finley Lee, Jr.
       Richard L. Morrill
       Harris V. Morrissette
       Fred T. Tattersall
       Erwin H. Will, Jr.
       Samuel B. Witt, III

       Portfolio Managers
       Thomas W. Leavell and
       Stephen W. Simmons,
         The Government Street Equity Fund
       Mary Shannon Hope,
         The Government Street Bond Fund
       Timothy S. Healey,
         The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                   THE ALABAMA
                               TAX FREE BOND FUND


                                 August 1, 1998


                                   A series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES ........................................    2
INVESTMENT LIMITATIONS ....................................................    4
TRUSTEES AND OFFICERS .....................................................    5
INVESTMENT ADVISOR ........................................................   10
ADMINISTRATOR .............................................................   11
OTHER SERVICES ............................................................   12
BROKERAGE .................................................................   12
SPECIAL SHAREHOLDER SERVICES ..............................................   13
PURCHASE OF SHARES ........................................................   15
REDEMPTION OF SHARES ......................................................   15
NET ASSET VALUE DETERMINATION .............................................   16
ALLOCATION OF TRUST EXPENSES ..............................................   16
ADDITIONAL TAX INFORMATION ................................................   16
CAPITAL SHARES AND VOTING .................................................   18
CALCULATION OF PERFORMANCE DATA ...........................................   18
FINANCIAL STATEMENTS AND REPORTS ..........................................   21


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Alabama Tax Free Bond Fund (the "Fund") dated August 1, 1998. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(10) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(11) Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                              Principal Occupation                  Compensation
Age  and Address                             During Past 5 Years                   From the  Trust
------------------                           --------------------                  ---------------
Austin Brockenbrough III (age 61)            President and Managing                     None
Trustee**                                    Director of Lowe, Brockenbrough
President                                    & Tattersall, Inc.,
The Jamestown International Equity           Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund       Director of Tredegar Industries,
6620 West Broad Street                       Inc. (plastics manufacturer) and
Suite 300                                    Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                    (global asset manager); Trustee
                                             of University of Richmond

                                      - 5 -

John T. Bruce (age 44)                       Principal of                               None
Trustee and Chairman**                       Flippin, Bruce & Porter, Inc.,
Vice President                               Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)            Physician                                  $9,000
Trustee**                                    Dermatology Associates of
5600 Grove Avenue                            Virginia, P.C.,
Richmond, Virginia   23226                   Richmond, Virginia

J. Finley Lee (age 58)                       Julian Price Professor Emeritus of         $9,000
Trustee                                      Business Administration
614 Croom Court                              University of North Carolina,
Chapel Hill, North Carolina 27514            Chapel Hill, North Carolina;
                                             Director of Montgomery Indemnity
                                             Insurance Co.; Trustee of Albemarle
                                             Investment Trust (registered
                                             investment company)

Richard Mitchell (age 49)                    Principal of                               None
Trustee**                                    T. Leavell &  Associates, Inc.,
President                                    Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 59)                  President of                               $9,000
Trustee                                      University of Richmond,
7000 River Road                              Richmond, Virginia;
Richmond, Virginia  23229                    Director of Tredegar
                                             Industries, Inc.

Harris V. Morrissette (age 38)               President of                               $8,000
Trustee                                      Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                        Mobile, Alabama;
Mobile, Alabama   36693                      Chairman of Azalea Aviation, Inc.
                                             (airplane fueling); Director of
                                             South Alabama Bank and
                                             South Alabama Bancorporation

                                      - 6 -

Fred T. Tattersall (age 49)                  Managing Director of                       None
Trustee**                                    Tattersall Advisory Group, Inc.
President                                    Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                  Chief Investment Officer of                $6,500
Trustee                                      Virginia Retirement System,
P.O. Box 2500                                Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                  Senior Vice President and                  $9,000
Trustee                                      General Counsel of Stateside
2300 Clarendon Blvd.                         Associates, Inc., Arlington,
Suite 407                                    Virginia; Director of The Swiss
Arlington, Virginia 22201                    Helvetia Fund, Inc. (closed-end
                                             investment company)

John P. Ackerly IV (age 35)                  Portfolio Manager of
Vice President                               Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia;
One James Center, 901 E. Cary St.            prior to February 1994, a
Richmond, Virginia  23219                    Portfolio Manager with
                                             Central Fidelity Bank

Joseph L. Antrim III (age 53)                Executive Vice President of
President                                    Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 32)             Assistant Portfolio Manager of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund      Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                     Principal of
President                                    Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                 Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                      - 7 -

Timothy S. Healey (age 45)                   Principal of
Vice President                               T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund               Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                   First Vice President and Chief Financial
Vice President                               Officer of Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)              Principal of
Vice President                               Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                 Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                       Vice President of Countrywide Fund Services,
Treasurer                                    Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                       (registered broker-dealer) and Countrywide
                                             Financial Services, Inc. (financial services
                                             company); Treasurer of Countrywide Investment
                                             Trust, Countrywide Tax-Free Trust and Countrywide
                                             Strategic Trust (registered investment companies),
                                             Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)              Executive Vice President of
President                                    Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                      Vice President, General Counsel and Secretary
Secretary                                    of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                Distributors, Inc.; General Counsel and Secretary
Cincinnati, Ohio 45202                       of Countrywide Investments, Inc. and Countrywide
                                             Financial Services, Inc.; Secretary of Countrywide
                                             Investment Trust, Countrywide Tax-Free Trust
                                             and Countrywide Strategic Trust, Cincinnati, Ohio

                                      - 8 -

Ernest H. Stephenson, Jr. (age 53)           Vice President of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                    Administrator of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                     Senior Vice President of
Vice President                               Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                      Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                       Portfolio Manager of
Vice President                               Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund       Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                 President and Chief Executive
Vice President                               Officer of  Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Mr. John R. Miller, Jr., P.O. Box 469, Brewton, Alabama 36427, beneficially owned 19.5% of the then outstanding shares of the Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 27.4% of the then outstanding shares of the Fund; and Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 5.3% of the then outstanding shares of the Fund.


                               INVESTMENT ADVISOR

T. Leavell & Associates, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor is at the annual rate of 0.35% of the Fund's average daily net assets. For the fiscal years ended March 31, 1998, 1997 and 1996, the Fund paid the Advisor advisory fees of $46,538 (which was net of voluntary fee waivers of $18,821), $36,816 (net of voluntary fee waivers of $19,812) and $34,436 (net of voluntary fee waivers of $15,334), respectively.

The Advisor, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $200,000,000 and 0.10% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received from the Fund fees of $28,029, $24,513 and $24,000, respectively.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.


No brokerage commissions were paid by the Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the

Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                         The Alabama Tax Free Bond Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.



                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $198,936, which expire through the year 2005. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Alabama tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Alabama income tax, except to the extent attributable to gains from certain obligations of the State of Alabama and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (January 15, 1993) to March 31, 1998 are 7.44%, 5.26% and 5.23%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1998 was 3.79%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 1998, based on the highest marginal combined federal and Alabama income tax rate, was 6.60%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman 7-Year Municipal Bond Index or the Lehman 3-Year Municipal Bond Index, which are generally considered to be representative of the performance of intermediate term municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. he maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                           The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------

                              No Load Mutual Funds




                                  Annual Report
                                 March 31, 1998



                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders:

         We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ended March 31, 1998.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
         The Government Street Equity Fund achieved a total return of 39.3% for its fiscal year ended March 31, 1998. The total return of the S&P 500 Index was 48.0% for the same twelve month period.

         The environment for investing in common stocks remained extraordinarily positive in 1997 and during 1998's first calendar quarter. Robust economic growth; growth in corporate profitability; strong growth in capital spending; low inflation (and lower inflation expectations); and a strong dollar have all contributed to another remarkable year in the U.S. stock market. These elements combined with a tremendous demand for common stocks by individual investors, 401-K plans, IRAs, and other employee benefit plans have resulted in an unprecedented three consecutive years of annual stock returns in excess of 20%.

         It is hard to imagine that the market can continue its momentum. A strong U.S. economy means that Federal Reserve tightening of interest rates is a realistic concern. In addition, while Asia accounts for only a small proportion of U.S. companies sales, it is a much bigger share of expected sales growth; and the economic situation there remains uncertain. There also is the possibility of lower corporate profitability. Yet, the average stock fund was up 11.9% during the first calendar quarter of 1998 -- a greater return than most analysts were expecting for the entire year.

         Regardless of what occurs, however, the Fund's diversification provides the foundation for a solid, high quality investment. There are eighty-five different companies represented in the portfolio; they are spread across industry and capitalization sectors. Approximately 53% of the Fund's assets are invested in growth stocks; 39% in value stocks; and 8% in cash equivalents. If the market continues its advance, investors in The Government Street Equity Fund will participate; if there is a correction, they are well positioned defensively.

         During the year ended March 31, 1998, the Fund experienced a turnover rate of only 18%; average trading costs were approximately $0.035 per share. Both of these statistics reflect the continued operating efficiency of the Fund. At year end, the net assets of the Fund were $75,643,037; net asset value per share was $43.79.

         In February, Stephen W. Simmons joined T. Leavell & Associates after having spent the last three and a half years managing the $6 billion equity portfolio of the Retirement Systems of Alabama. It is our pleasure to announce that he has been appointed co-manager of The Government Street Equity Fund. He will focus his efforts on the value stock area of the portfolio. In addition, Stephen will be involved in the development of our quantitative stock selection techniques.

THE GOVERNMENT STREET BOND FUND
-------------------------------
         The twelve month period that ended March 31, 1998 was a stellar year for bonds and for The Government Street Bond Fund, as well.

         Continued low inflation in the face of a strong economy, an inactive Federal Reserve Board, the prospects for a balanced budget, and Asian market uncertainties all contributed to the bond market surge in 1997 and early 1998. In addition, the strong U.S. dollar encouraged foreign investors to buy U.S. bonds, and commodity prices fell throughout the year. This latter phenomenon indicates that the current benign inflationary environment is likely to continue.

         The Government Street Bond Fund achieved a total return of 9.6% for its fiscal year ended March 31, 1998. This return is in line with the Lehman Intermediate Government Corporate Bond Index which had a total return of 9.6% for the same twelve month period. The ratio of net investment income to average net assets was 6.4%.

         At year end, 97.2% of the Fund's assets were invested in fixed-income securities rated A or better, and over 50% were invested in AAA bonds. The average maturity and duration of the Fund were 5.6 years and 4.3 years, respectively. The net assets of the Fund were $36,907,953; net asset value per share was $21.06. The ratio of expenses to average net assets was 0.74%.

THE ALABAMA TAX FREE BOND FUND
------------------------------
         The Alabama Tax Free Bond Fund provides Alabama investors with a source of income which is exempt from both federal and state income taxes. The Fund invests in a broad spectrum of high-quality Alabama municipal bond issues with an intermediate average maturity.
It remains the only no-load Alabama municipal bond fund.

         For the fiscal year ended March 31, 1998, the ratio of net investment income to average net assets was 4.2%. To an Alabama investor in the maximum combined federal and state tax brackets of 42.6%, the taxable equivalent of this ratio was 7.3%.

         The total return of the Fund for its fiscal year was 7.4%. This return compares favorably with the 6.1% return of the Lehman Three Year Municipal Bond Index and with the 9.1% return of the Lehman Seven Year Municipal Bond Index over the same twelve month period.

         The net assets of the Fund at March 31, 1998 were $19,938,296; the net asset value per share was $10.49. The weighted average maturity of the Fund's portfolio was 6.9 years. There were 97 issues held by the Fund, all of which were rated A or better by Standard and Poor's or Moody's Investors Service. More than 50% of the Fund's assets were rated AAA.

         Thank you for your continued confidence in The Government Street Funds and in The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                Very truly yours,



                                /s/ Thomas W. Leavell
                                Thomas W. Leavell
                                President
                                T. Leavell & Associates, Inc.



                                /s/ Richard Mitchell
                                Richard Mitchell
                                President
                                The Government Streets Funds
                                The Alabama Tax Free Bond Fund

The Government Street Equity Fund
Comparison of the Change in Value of a $10,000 Investment in The Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price
Index.

                   The Government
                   Street Equity Fund           Standard & Poor's 500 Index     Consumer Price Index

Jun 91             10000                         10000                          10000
                   9795                          9813                           10030
                   10297                         10337                          10090
                   11147                         11203                          10181
Mar 92             10812                         10920                          10253
                   10822                         11127                          10335
                   11214                         11478                          10407
                   11821                         12056                          10491
Mar 93             11857                         12582                          10586
                   11682                         12642                          10649
                   11971                         12968                          10692
                   12194                         13269                          10767
Mar 94             11825                         12766                          10821
                   11471                         12820                          10886
                   12086                         13446                          10984
                   11855                         13443                          11050
Mar 95             12655                         14752                          11138
                   13564                         16161                          11239
                   14385                         17445                          11284
                   15106                         18495                          11340
Mar 96             15941                         19488                          11431
                   16399                         20363                          11558
                   17247                         20992                          11609
                   18351                         22742                          11704
Mar 97             18642                         23352                          11785
                   21733                         27429                          11807
                   23069                         29483                          11859
                   23459                         30330                          11932
Mar 98             25969                         34560                          11947
The Government Street Equity Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
39.1%          16.97%         15.10%
*Initial public offering of shares was June 3, 1991.
Past performance is not predictive of future performance.

The Government Street Bond Fund
Comparison of the Change in Value of a $10,000 Investment in The Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index.

                   The Government                Lehman Government/Corporate
                   Street Bond Fund              Intermediate Bond Index        90-Day Treasury Bill Index

Jun 91             10000                         10000                          10000
                   10045                         10007                          10039
                   10444                         10488                          10193
                   10931                         10992                          10342
Mar 92             10813                         10892                          10445
                   11218                         11323                          10559
                   11706                         11822                          10666
                   11627                         11780                          10748
Mar 93             12125                         12249                          10832
                   12366                         12513                          10916
                   12673                         12796                          11005
                   12650                         12818                          11091
Mar 94             12350                         12558                          11176
                   12261                         12452                          11283
                   12347                         12585                          11405
                   12310                         12571                          11556
Mar 95             12859                         13123                          11729
                   13533                         13778                          11905
                   13727                         14006                          12075
                   14213                         14499                          12253
Mar 96             14072                         14378                          12404
                   14158                         14469                          12563
                   14403                         14726                          12737
                   14731                         15087                          12903
Mar 97             14719                         15070                          13067
                   15146                         15515                          13245
                   15564                         15934                          13423
                   15888                         16275                          13591
Mar 98             16134                         16529                          13768

The Government Street Bond Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
9.61%          5.88%          7.27%
*Initial public offering of shares was June 3, 1991.
Past perfromance is not predictive of future performance.

The Alabama Tax Free Bond Fund
Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the Lehman
3-Year Municipal Bond Index.
                   The Alabama Tax               Lehman 7-Year G.O.             Lehman 3-Year
                   Free Bond Fund                Municipal Bond Index           Municipal Bond Index

                   10000                         10000                          10000
Mar 93             10096                         10255                          10168
                   10380                         10547                          10321
                   10670                         10856                          10467
                   10781                         11004                          10585
Mar 94             10440                         10527                          10445
                   10506                         10673                          10558
                   10562                         10755                          10657
                   10439                         10647                          10658
Mar 95             10927                         11224                          10957
                   11219                         11526                          11189
                   11459                         11905                          11428
                   11735                         12198                          11603
Mar 96             11693                         12172                          11668
                   11724                         12208                          11763
                   11921                         12437                          11918
                   12178                         12757                          12118
Mar 97             12140                         12738                          12168
                   12437                         13092                          12393
                   12690                         13441                          12605
                   12947                         13736                          12784
Mar 98             13043                         13894                          12916
The Alabama Tax Free Bond Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
7.44%          5.26%          5.23%
*Initial public offering of shares was January 15, 1993.
Past performance is not predictive of future performance.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
====================================================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost...................................   $   38,594,955   $   35,092,994    $  18,988,868
                                                            ===============  ===============  ===============

   At value (Note 1).....................................   $   69,990,927   $   35,479,894    $  19,720,043
Investments in repurchase agreements (Note 1)............        5,612,000          804,000              --
Cash ....................................................              878              562              --
Receivable for capital shares sold.......................           17,392           57,434              850
Interest receivable......................................              818          638,895          250,303
Dividends receivable.....................................           77,845               --              --
Other assets.............................................            1,693            1,168              430
                                                            ---------------  ---------------  ---------------

   TOTAL ASSETS..........................................       75,701,553       36,981,953       19,971,626
                                                            ---------------  ---------------  ---------------

LIABILITIES
Dividends payable........................................            4,819           21,023           19,712
Payable for capital shares redeemed......................            1,200           28,023           2,500
Accrued advisory fees (Note 3)...........................           37,807           15,567            5,018
Accrued administration fees (Note 3).....................           10,850            2,290            2,470
Other accrued expenses and liabilities...................            3,840            7,097            3,630
                                                            ---------------  ---------------  ---------------

   TOTAL LIABILITIES.....................................           58,516           74,000           33,330
                                                            ---------------  ---------------  ---------------

NET ASSETS ..............................................   $   75,643,037   $   36,907,953    $  19,938,296
                                                            ===============  ===============  ===============

Net assets consist of:
Paid-in capital .........................................   $   42,316,546   $   36,951,307    $  19,406,057
Accumulated net realized gains (losses)
   from security transactions............................        1,929,635        ( 434,110 )      ( 198,936 )
Undistributed net investment income......................              884            3,856              --
Net unrealized appreciation on investments...............       31,395,972          386,900          731,175
                                                            ---------------  ---------------  ---------------

Net assets...............................................   $   75,643,037   $   36,907,953    $  19,938,296
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............        1,727,277        1,752,457        1,899,959
                                                            ===============  ===============  ===============

Net asset value, offering price and
   redemption price per share (Note 1)...................   $        43.79   $        21.06    $      10.49
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1998
====================================================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest..............................................   $      183,292   $    2,330,572    $     903,771
   Dividends.............................................          874,608               --               --
                                                            ---------------  ---------------  ---------------

     TOTAL INVESTMENT INCOME.............................        1,057,900        2,330,572          903,771
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 3).....................          375,712          164,236           65,359
   Administrative fees (Note 3)..........................          112,821           25,069           28,029
   Professional fees.....................................           12,021           12,021            8,996
   Pricing costs.........................................            2,033            9,391           13,239
   Printing of shareholder reports.......................            7,522            6,647            5,472
   Custodian fees........................................            8,276            4,111            3,600
   Trustees' fees and expenses...........................            5,405            5,405            5,405
   Postage and supplies..................................            7,135            5,693            5,351
   Registration fees.....................................            6,525            5,465            2,573
   Insurance expense.....................................            3,095            2,059            1,305
   Other expenses........................................            1,074            3,144              873
                                                            ---------------  ---------------  ---------------

     TOTAL EXPENSES......................................          541,619          243,241          140,202
   Fees waived by the Adviser (Note 3)...................               --               --         ( 18,821 )
                                                            ---------------  ---------------  ---------------

     NET EXPENSES........................................          541,619          243,241          121,381
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ...................................          516,281        2,087,331          782,390
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
     from security transactions..........................        2,517,491         ( 36,286 )          1,079
   Net change in unrealized appreciation/depreciation
     on investments......................................       17,143,907          906,779          546,731
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS .......................................       19,661,398          870,493          547,810
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................................   $   20,177,679   $    2,957,824    $   1,330,200
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1998 and 1997
====================================================================================================================================
                                        Government Street        Government Street         Alabama Tax Free
                                           Equity Fund               Bond Fund                 Bond Fund

                                         Year        Year        Year         Year         Year        Year
                                         Ended       Ended       Ended       Ended        Ended       Ended
                                       March 31,  March 31,    March 31,    March 31,    March 31,   March 31,
                                         1998        1997        1998         1997         1998        1997

------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income.............  $ 516,281   $ 536,422   $2,087,331 $1,901,229 $ 782,390     $688,356
  Net realized gains (losses)
    from security transactions......  2,517,491   2,262,399     (36,286)   (201,643)    1,079        6,155
  Net change in unrealized appreciation/
   depreciation on investments...... 17,143,907   4,313,961     906,779    (362,072)  546,731      (76,770)
                                     ----------- ----------- -----------   ----------- ----------- -----------

Net increase in net assets
from operations                       20,177,679  7,112,782    2,957,824    1,337,514   1,330,200     617,741
                                     ----------- ----------- -----------   ----------- ----------- -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........   (527,419)  (526,528)   (2,095,202)  (1,892,341)  (782,390)    (688,356)
  From net realized gains........... (1,732,108)(1,910,988)          --            --         --           --
                                     ----------- ----------- -----------   ----------- ----------- -----------
  Decrease in net assets from distributions
   to shareholders.................. (2,259,527)(2,437,516)   (2,095,202)  (1,892,341)  (782,390)    (688,356)
                                     ----------- ----------- -----------   ----------- ----------- -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold......... 10,616,273  5,118,742     7,696,201    3,531,544   2,804,374    2,068,564
  Net asset value of shares issued in
   reinvestment of distributions
   to shareholders..................  2,175,993  2,347,971     1,871,979    1,663,544     555,482     480,364
  Payments for shares redeemed...... (4,696,332)(3,933,851)   (2,965,314)  (3,915,554)   (770,028) (1,158,134)
                                     ----------- ----------- -----------   ----------- ----------- -----------
Net increase in net assets from
  capital share transactions........  8,095,934   3,532,862    6,602,866    1,279,534   2,589,828   1,390,794
                                     ----------- ----------- -----------   ----------- ----------- -----------

TOTAL INCREASE IN NET ASSETS .......  26,014,086  8,208,128    7,465,488      724,707   3,137,638   1,320,179

NET ASSETS:
  Beginning of year.................  49,628,951 41,420,823   29,442,465   28,717,758  16,800,658  15,480,479
                                     ----------- ----------- -----------   ----------- ----------- -----------

  End of year....................... $75,643,037$49,628,951  $36,907,953  $29,442,465 $19,938,296 $16,800,658
                                     =========== =========== ===========   =========== =========== ===========

UNDISTRIBUTED NET
  INVESTMENT INCOME ................ $       884$    12,022  $     3,856  $    11,727 $        -- $         --
                                     =========== =========== ===========   =========== =========== ===========

Capital share activity:
   Sold.............................    268,759     162,325      365,904      170,003     270,970     202,023
   Reinvested.......................     56,533      76,331       89,389       80,355      53,306      46,910
   Redeemed.........................   (121,016)   (124,086)    (141,456)    (188,067)    (73,918)   (112,871)
                                     ----------- ----------- -----------   ----------- ----------- -----------

   Net increase in shares outstanding    204,276    114,570      313,837       62,291     250,358     136,062
   Shares outstanding, beginning
                         of year       1,523,001  1,408,431    1,438,620    1,376,329   1,649,601   1,513,539
                                     ----------- ----------- -----------   ----------- ----------- -----------

   Shares outstanding, end of year..  1,727,277   1,523,001    1,752,457    1,438,620   1,899,959   1,649,601
                                     =========== =========== ===========   =========== =========== ===========

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
====================================================================================================================================

                                                                   Years Ended March 31,

                                                1998          1997         1996          1995         1994

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year......    $   32.59    $   29.41     $   23.87    $   22.69    $   23.06
                                             -----------  -----------   ----------   ----------   -----------

Income from investment operations:
   Net investment income..................         0.32         0.37          0.40         0.38         0.30
   Net realized and unrealized
     gains (losses) on investments........        12.28         4.50          5.75         1.19       ( 0.37 )
                                             -----------  -----------   ----------   ----------   -----------

Total from investment operations..........        12.60         4.87          6.15         1.57       ( 0.07 )
                                             -----------  -----------   ----------   ----------   -----------

Less distributions:
   Dividends from net investment income...       ( 0.32)      ( 0.36 )      ( 0.40)      ( 0.39)      ( 0.30 )
   Distributions from net realized gains..       ( 1.08)      ( 1.33 )      ( 0.21)          --           --
                                             -----------  -----------   ----------   ----------   -----------
Total distributions.......................       ( 1.40)      ( 1.69 )      ( 0.61)      ( 0.39)      ( 0.30 )
                                             -----------  -----------   ----------   ----------   -----------


Net asset value at end of year............    $   43.79    $   32.59     $   29.41    $   23.87    $   22.69
                                             ===========  ===========   ==========   ==========   ===========

Total return..............................        39.31%       16.94%        25.96%       7.02%      ( 0.31% )
                                             ===========  ===========   ==========   ==========   ===========

Net assets at end of year (000's).........    $  75,643    $  49,629     $  41,421    $  31,473    $  27,101
                                             ===========  ===========   ==========   ==========   ===========

Ratio of net expenses to average net assets(a)     0.86%        0.89%         0.94%       0.91%        1.00%
Ratio of net investment income
   to average net assets..................         0.82%        1.17%         1.50%       1.71%        1.33%
Portfolio turnover rate...................           18%          20%           31%         55%          63%

Average commission rate per share.........    $  0.0351    $  0.0410     $      --    $      --    $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for years ended prior to March
  31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00% and 1.16% for the years ended March 31, 1995 and 1994, respectively.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                  Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
====================================================================================================================================

                                                                   Years Ended March 31,

                                                1998          1997         1996          1995         1994

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year......    $   20.47    $   20.87     $   20.33    $   20.87    $   21.77
                                             -----------  -----------   ----------   ----------   -----------

Income from investment operations:
   Net investment income..................         1.32         1.34          1.35         1.35         1.32
   Net realized and unrealized
     gains (losses) on investments........         0.60       ( 0.40 )        0.54       ( 0.53)      ( 0.90 )
                                             -----------  -----------   ----------   ----------   -----------

Total from investment operations..........         1.92         0.94          1.89         0.82         0.42
                                             -----------  -----------   ----------   ----------   -----------

Less distributions:
   Dividends from net investment income...       ( 1.33)      ( 1.34 )      ( 1.35)      ( 1.36)      ( 1.32 )
                                             -----------  -----------   ----------   ----------   -----------


Net asset value at end of year............    $   21.06    $   20.47     $   20.87    $   20.33    $   20.87
                                             ===========  ===========   ==========   ==========   ===========

Total return..............................        9.61%         4.60%         9.43%        4.12%        1.85%
                                             ===========  ===========   ==========   ==========   ===========

Net assets at end of year (000's).........    $  36,908    $  29,442     $  28,718    $  27,780    $  22,633
                                             ===========  ===========   ==========   ==========   ===========

Ratio of net expenses to average net assets       0.74%         0.75%         0.76%        0.85%        0.86%(a)

Ratio of net investment income
   to average net assets..................        6.35%         6.44%         6.38%        6.68%        6.15%

Portfolio turnover rate...................          10%           20%           10%          11%          10%

(a)      Absent  investment  advisory  fees waived by the  Adviser, the ratios of expenses to average net assets would have been 1.03% for the year ended March 31, 1994.
See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                        Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                          Seven
                                                                                          Months    January 15,
                                                           Years Ended March 31,           Ended     1993(b) to
                                                                                         March 31,  August 31,
                                         1998        1997        1996         1995        1994(a)      1993

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $ 10.18     $ 10.23    $   9.96        $ 9.96     $ 10.30    $  10.00
                                     ----------- ----------- -----------   ----------- ----------- -----------

Income from investment operations:
  Net investment income.............       0.44        0.43         0.42         0.45        0.26        0.23
  Net realized and unrealized
   gains (losses) on investments....       0.31      ( 0.05 )       0.27           --      ( 0.34 )      0.30
                                     ----------- ----------- -----------   ----------- ----------- -----------

Total from investment operations....       0.75        0.38         0.69         0.45      ( 0.08 )      0.53
                                     ----------- ----------- -----------   ----------- ----------- -----------

Less distributions:
  Dividends from net investment income   ( 0.44 )    ( 0.43 )     ( 0.42 )     ( 0.45 )    ( 0.26 )    ( 0.23 )
                                     ----------- ----------- -----------   ----------- ----------- -----------

Net asset value at end of period....  $   10.49   $   10.18   $    10.23    $    9.96   $    9.96   $   10.30
                                     =========== =========== ===========   =========== =========== ===========

Total return........................      7.44%        3.82%        7.02%        4.66%   (1.50%)(d)   8.79%(d)
                                     =========== =========== ===========   =========== =========== ===========

Net assets at end of period (000's).  $  19,938   $  16,801   $   15,480    $  12,816   $   9,716   $   3,429
                                     =========== =========== ===========   =========== =========== ===========

Ratio of net expenses to
average net assets(c)                     0.65%        0.66%        0.75%        0.75%    0.75%(d)    0.75%(d)

Ratio of net investment income
  to average net assets.............      4.19%        4.24%        4.11%        4.56%    4.46%(d)    4.01%(d)

Portfolio turnover rate.............         2%           6%           4%          36%       3%          2%

(a)      Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b)      Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31,
  1998, 1997, 1996, 1995, 1994 and August 31, 1993, respectively (Note 3).

(d)      Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================

     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  AEROSPACE -- 1.3%
        18,200      Boeing Company.............................................................  $    948,675
                                                                                                --------------

                  CHEMICALS AND DRUGS -- 14.9%
        20,000      Becton Dickinson & Company.................................................     1,361,250
        15,000      Biomet, Inc................................................................       450,000
        20,000      Cardinal Health, Inc.......................................................     1,763,750
        20,000      duPont (E.I.) de Nemours & Company.........................................     1,360,000
        13,000      Eli Lilly & Company........................................................       775,125
        18,000      Goodrich (B.F.) Company....................................................       919,125
        15,000      Johnson & Johnson..........................................................     1,099,687
         8,700      Merck & Company, Inc.......................................................     1,116,863
        20,000      Schering-Plough Corporation................................................     1,633,750
        22,000      Sigma-Aldrich Corporation..................................................       819,500
                                                                                                --------------

                      .........................................................................    11,299,050
                                                                                                --------------
                  CONSTRUCTION -- 5.6%
        25,500      Blount, Inc. - Class A.....................................................       758,625
        20,000      Caterpiller, Inc...........................................................     1,101,250
        20,312      Clayton Homes, Inc.........................................................       411,318
        12,000      Florida Rock Industries, Inc...............................................       342,750
         8,000      Lowe's Companies, Inc......................................................       561,500
        25,600      Valspar Corporation........................................................     1,004,800
                                                                                                --------------

                      .........................................................................     4,180,243
                                                                                                --------------
                  CONSUMER PRODUCTS -- 9.4%
        21,633      Archer-Daniels-Midland Company.............................................       475,232
        13,500      Belo (A.H.) Corporation - Class A..........................................       742,500
        12,000      General Motors Corporation.................................................       809,250
        14,500      Gillette Company...........................................................     1,720,969
        15,000      Kimberly-Clark Corporation.................................................       751,875
        12,000      Polygram NV................................................................       556,500
        15,000      Procter & Gamble Company...................................................     1,265,625
        10,000      Sun Microsystems, Inc. (a) ................................................       417,188
         8,000      Newell Company.............................................................       387,500
                                                                                                --------------

                      .........................................................................     7,126,639
                                                                                                --------------
                  DURABLE GOODS -- 15.2%
        12,000      Advanced Micro Devices, Inc.(a) ...........................................       348,750
        20,000      Andrew Corporation(a) .....................................................       396,250
        35,000      Cisco Systems, Inc.(a) ....................................................     2,393,125
        15,000      Compaq Computer Corporation................................................       388,125
         8,000      Computer Assoc. International Inc..........................................       462,000
         9,000      Deere & Company............................................................       577,437
        11,000      Diebold, Inc...............................................................       484,000
        23,000      General Electric Company ..................................................     1,982,313
        15,000      General Signal Corporation ................................................       701,250
         9,000      Intel Corporation..........................................................       702,563
         5,000      International Business Machines Corporation................................       519,375
        16,000      Philips Electronics NV.....................................................     1,175,000
        11,500      Raytheon Company...........................................................       671,312
         6,000      Shared Medical Systems, Inc................................................       470,250
         5,000      Springs Industries, Inc....................................................       274,687
                                                                                                --------------

                                                                                                   11,526,437
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL -- 16.3%
         9,695      Aetna, Inc.................................................................  $    808,927
        15,000      AFLAC, Inc.................................................................       948,750
        10,000      American Express Company...................................................       918,125
        22,000      Federal Home Loan Mortgage Corporation.....................................     1,043,625
        10,000      Fleet Financial Group, Inc.................................................       850,625
         5,000      MBNA Corporation...........................................................       179,063
        28,000      Mellon Bank Corporation....................................................     1,778,000
        14,000      S&P Mid-Cap 400 Depository Receipts........................................       998,156
         8,300      S&P 500 Depository Receipts................................................       913,000
        33,000      Star Banc Corporation .....................................................     1,951,125
        14,000      Synovus Financial Corporation..............................................       519,750
        15,000      Torchmark Corporation......................................................       687,188
        12,000      Travelers, Inc.............................................................       720,000
                                                                                                --------------

                                                                                                   12,316,334
                                                                                                --------------
                  FOOD/BEVERAGES -- 3.1%
         6,000      Anheuser-Busch Companies, Inc..............................................       277,875
        10,000      Campbell Soup Company......................................................       567,500
        40,000      Coca-Cola Enterprises......................................................     1,467,500
         1,000      Vlasic Foods International Inc.(a) ........................................        25,562
                                                                                                --------------

                      .........................................................................     2,338,437
                                                                                                --------------
                  METAL AND MINING -- 0.8%
         9,000      Aluminum Company of America................................................       619,312
                                                                                                --------------

                  OIL/ENERGY -- 7.9%
        12,500      Amoco Corporation..........................................................     1,079,688
        10,000      Baker Hughes, Inc..........................................................       402,500
        13,000      Chevron Corporation........................................................     1,044,063
        14,650      Exxon Corporation..........................................................       990,706
        11,000      Halliburton Company........................................................       552,062
        10,000      Helmerich & Payne, Inc.....................................................       312,500
         5,000      Pennzoil Company...........................................................       323,125
        28,500      Shell Transport & Trading PLC..............................................     1,261,125
                                                                                                --------------

                      .........................................................................     5,965,769
                                                                                                --------------
                  PAPER AND FOREST PRODUCTS -- 1.3%
        11,000      Georgia Pacific Corporation................................................       712,250
        11,000      Georgia Pacific Corporation, Timber Group..................................       282,562
                                                                                                --------------

                      .........................................................................       994,812
                                                                                                --------------
                  RETAIL -- 4.9%
        21,000      American Stores Company....................................................       546,000
        17,700      Home Depot, Inc............................................................     1,193,644
        12,000      Nike, Inc. - Class B  .....................................................       531,000
        11,000      Wal-Mart Stores, Inc.......................................................       558,937
        25,000      Walgreen Company...........................................................       879,687
                                                                                                --------------

                      .........................................................................     3,709,268
                                                                                                --------------
                  SERVICES - COMPUTER -- 2.7%
        11,100      Automatic Data Processing, Inc.............................................       755,494
        24,000      Computer Sciences Corporation(a) ..........................................     1,320,000
                                                                                                --------------

                      .........................................................................     2,075,494
                                                                                                --------------
                  TELECOMMUNICATION EQUIPMENT -- 0.5%
        18,000      Scientific - Atlanta, Inc..................................................       352,125
                                                                                                --------------

                  TRANSPORTATION -- 1.6%
        15,000      FDX Corporation(a) ........................................................     1,066,875
         5,000      Southwest Airlines Company.................................................       147,812
                                                                                                --------------

                                                                                                    1,214,687
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================

     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES -- 6.9%
        29,000      Ameritech Corporation......................................................  $  1,433,688
        11,000      Bellsouth Corporation......................................................       743,188
        15,490      Duke Power Company.........................................................       922,623
        28,000      SBC Communications, Inc....................................................     1,221,500
        17,000      US West Inc................................................................       930,750
                                                                                                --------------

                                                                                                    5,251,749
                                                                                                --------------


                  TOTAL COMMON STOCKS (COST $38,541,826) ......................................  $69,919,031
                                                                                                --------------


====================================================================================================================================
     Shares       PREFERRED STOCKS -- 0.1%                                                            Value

------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL -- 0.1%
           898      Aetna Inc., Convertible....................................................  $     71,896
                                                                                                --------------

                  TOTAL PREFERRED STOCKS (COST $53,129)  ......................................  $     71,896
                                                                                                --------------


                  TOTAL INVESTMENTS AT VALUE (COST $38,594,955)-- 92.5%  ......................  $ 69,990,927
                                                                                                --------------


====================================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(b) -- 7.4%                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
                    Star Bank, N.A.,
$    5,612,000        5.25%, dated 03/31/1998, due 04/01/1998,
                      repurchase proceeds $5,612,818 (Cost $5,612,000).........................  $  5,612,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.9%  ...............  $ 75,602,927

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ................................        40,110
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 75,643,037
                                                                                                ==============

(a)      Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024; $14,335,000 GNMA II, Pool #8932, 7.00%,
  due 03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
  aggregate market value of the collateral at March 31, 1998 was $28,948,985.
  The funds pro-rata interest in the collateral at March 31, 1998 was $5,760,848.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================

    Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS-- 43.3%                                       Value

------------------------------------------------------------------------------------------------------------------------------------
                  U.S. TREASURY NOTES -- 6.6%
$       70,000      7.875%, due 04/15/1998.....................................................  $     70,066
        50,000      8.25%, due 07/15/1998......................................................        50,391
       855,000      7.125%, due 10/15/1998.....................................................       862,215
       225,000      7.00%, due 04/15/1999......................................................       228,234
       150,000      6.375%, due 07/15/1999.....................................................       151,406
       100,000      8.00%, due 08/15/1999......................................................       103,125
       200,000      6.00%, due 10/15/1999......................................................       201,125
       250,000      7.50%, due 10/31/1999......................................................       256,953
        50,000      7.875%, due 11/15/1999.....................................................        51,734
       100,000      8.50%, due 02/15/2000......................................................       105,063
        20,000      8.75%, due 08/15/2000......................................................        21,369
        50,000      8.50%, due 11/15/2000......................................................        53,437
       140,000      8.00%, due 05/15/2001......................................................       149,231
       125,000      7.875%, due 08/15/2001.....................................................       133,320
                                                                                                --------------

                                                                                                    2,437,669
                                                                                                --------------
                  U.S. TREASURY STRIPS -- 0.1%
                    Coupon Treasury Investment Growth Security,
        11,000        due 08/15/1998...........................................................        10,773
                                                                                                --------------

                  FEDERAL FARM CREDIT BANK BONDS -- 1.4%
       500,000      6.00%, due 01/07/2008......................................................       499,744
                                                                                                --------------

                  FEDERAL HOME LOAN BANK BONDS -- 1.5%
       500,000      7.57%, due 08/19/2004......................................................       543,589
                                                                                                --------------
                      .........................................................................
                  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 9.5%
       240,000      7.12%, due 09/30/2005......................................................       241,089
       500,000      6.345%, due 11/01/2005.....................................................       512,712
       200,000      6.73%, due 01/05/2006......................................................       199,535
       300,000      7.52%, due 04/21/2006......................................................       305,413
       500,000      7.55%, due 04/26/2006 .....................................................       507,734
       895,000      7.44%, due 09/20/2006......................................................       931,398
       800,000      7.04%, due 01/09/2007......................................................       824,645
                                                                                                --------------

                                                                                                    3,522,526
                                                                                                --------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 20.8%
       750,000      7.85%, due 09/10/1998......................................................       756,827
       100,000      8.45%, due 07/12/1999......................................................       103,248
       650,000      6.85%, due 05/04/2001......................................................       650,508
       500,000      6.83%, due 04/02/2003......................................................       501,895
       500,000      6.63%, due 06/20/2005......................................................       520,380
       500,000      8.00%, due 06/15/2006......................................................       502,424
       500,000      7.90%, due 06/28/2006......................................................       508,230
       650,000      7.65%, due 10/06/2006......................................................       667,812
       500,000      7.36%, due 02/07/2007......................................................       507,943
       400,000      7.70%, due 04/10/2007......................................................       412,120
       500,000      6.62%, due 06/25/2007......................................................       522,475
       500,000      7.16%, due 06/26/2007......................................................       507,731
       500,000      7.00%, due 07/17/2007......................................................       507,744
       400,000      6.80%, due 08/27/2012......................................................       416,259
       600,000      6.875%, due 09/24/2012.....................................................       622,744
                                                                                                --------------
                                                                                                    7,708,340
                                                                                                --------------
                  PRIVATE EXPORT FUNDING BONDS -- 1.3%
       470,000      7.90%, due 03/31/2000......................................................       488,675
                                                                                                --------------


                  TENNESSEE VALLEY AUTHORITY BONDS -- 2.1%
       745,000      6.875%, due 01/15/2002.....................................................       760,421
                                                                                                --------------

                  TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (COST $15,861,253) ...............  $ 15,971,737
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     MORTGAGE-BACKED SECURITIES -- 5.4%                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
$       87,566      Series #G92-40, Class G, 7.00%, due 07/25/2002.............................  $     87,301
                                                                                                --------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.8%
        24,444      Pool #15032, 7.50%, due 02/15/2007.........................................        25,063
       494,854      Pool #438434, 6.50%, due 01/01/2013........................................       498,411
        22,329      Pool #176413, 7.50%, due 09/15/2016........................................        22,894
        29,074      Pool #170784, 8.00%, due 12/15/2016........................................        30,101
        25,790      Pool #181540, 8.00%, due 02/15/2017........................................        26,700
       496,499      Pool #366710, 6.50%, due 02/01/2024........................................       491,226
       669,633      Pool #453826, 7.25%, due 09/01/2027........................................       681,352
                                                                                                --------------

                                                                                                    1,775,747
                                                                                                --------------
                  OTHER MORTGAGE-BACKED SECURITIES -- 0.4%
                    Collateralized Mortgage Securities Corporation,
       145,738           Series #1991-8PF, 7.30%, due 08/20/2020...............................       146,506
                                                                                                --------------

                      .........................................................................
                  TOTAL MORTGAGE-BACKED SECURITIES (COST $2,012,567) ..........................  $  2,009,554
                                                                                                --------------

====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                  FINANCE -- 22.7%
                    American Express Company,
$      350,000        8.50%, due 08/15/2001....................................................  $    375,906
                                                                                                --------------

                    AmSouth Bancorp,
       425,000        9.375%, due 05/01/1999...................................................       439,635
       550,000        7.75%, due 05/15/2004....................................................       589,484
                                                                                                --------------

                                                                                                    1,029,119
                                                                                                --------------
                    Associates Corporation, N.A.,
       300,000        8.80%, due 08/01/1998....................................................       302,699
                                                                                                --------------


                    Banc One Corporation,
       600,000        7.00%, due 07/15/2005....................................................       621,659
                                                                                                --------------

                    BankAmerica Corporation,
       496,000        8.375%, due 03/15/2002...................................................       532,474
                                                                                                --------------


                    Bear Stearns Company,
       170,000        9.375%, due 06/01/2001...................................................       185,585
                                                                                                --------------

                    General Electric Capital Corporation,
       100,000        7.24%, due 01/15/2002....................................................       104,053
       150,000        7.50%, due 03/15/2002....................................................       157,571
                                                                                                --------------

                      .........................................................................       261,624
                                                                                                --------------
                    Merrill Lynch & Company, Inc.,
       745,000        7.375%, due 08/17/2002...................................................       778,203
                                                                                                --------------

                    J.P. Morgan & Company,
       500,000        7.25%, due 01/15/2002....................................................       517,155
                                                                                                --------------

                    NationsBank,
       550,000        7.625%, due 04/15/2005...................................................       590,731
                                                                                                --------------

                    Regions Financial Corporation,
       350,000        7.80%, due 12/01/2002....................................................       368,257
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value

------------------------------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.,
$      400,000        7.25%, due 01/15/2000....................................................  $    407,226
       480,000        7.50%, due 02/01/2003....................................................       502,319
                                                                                                --------------

                      .........................................................................       909,545
                                                                                                --------------
                    SouthTrust Bank of Alabama, N.A.,
       500,000        7.00%, due 11/15/2008....................................................       519,350
                                                                                                --------------

                    Transamerica Financial Corporation,
       785,000        7.50%, due 03/15/2004....................................................       828,741
                                                                                                --------------

                    Wachovia Corporation,
       535,000        7.00%, due 12/15/1999....................................................       544,121
                                                                                                --------------


                  TOTAL FINANCE CORPORATE BONDS ...............................................     8,365,169
                                                                                                --------------

                  INDUSTRIAL -- 21.6%
                    BP America Inc.,
       265,000        8.50%,  due 04/15/2001...................................................       283,284
                                                                                                --------------

                    Campbell Soup Company,
       500,000        6.90%, due 10/15/2006....................................................       527,340
                                                                                                --------------

                    Coca-Cola Company,
       401,000        7.875%,  due 09/15/1998..................................................       404,371
       500,000        6.625%,  due 08/01/2004..................................................       512,070
                                                                                                --------------

                                                                                                      916,441
                                                                                                --------------
                    duPont (E.I.) de Nemours & Company,
       150,000        9.15%, due 04/15/2000....................................................       159,309
       300,000        6.75%, due 10/15/2002....................................................       308,528
                                                                                                --------------
                      .........................................................................       467,837
                                                                                                --------------
                    Hanson Overseas,
     1,100,000        7.375%, due 01/15/2003...................................................     1,150,338
                                                                                                --------------

                    International Business Machines Corporation,
     1,000,000        7.25%, due 11/01/2002....................................................     1,048,253
                                                                                                --------------

                    Kimberly-Clark Corporation,
       240,000        8.625%, due 05/01/2001...................................................       258,139
                                                                                                --------------

                    Limited, Inc.,
       150,000        8.875%, due 08/15/1999...................................................       154,943
                                                                                                --------------

                    Mobil Corporation,
       100,000        8.375%, due 02/12/2001...................................................       106,411
                                                                                                --------------

                    Philip Morris Companies, Inc.,
       305,000        7.375%, due 02/15/1999...................................................       308,156
       175,000        7.75%, due 05/01/1999....................................................       177,906
       500,000        7.125%, due 10/01/2004...................................................       516,365
                                                                                                --------------

                                                                                                    1,002,427
                                                                                                --------------
                    Procter & Gamble Company,
       150,000        8.70%, due 08/01/2001....................................................       162,252
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                    Raytheon Company,
$      800,000        6.50%, due 07/15/2005....................................................  $    807,701
                                                                                                --------------

                    Wal-Mart Stores, Inc.,
       170,000        9.10%, due 07/15/2000....................................................       181,501
       100,000        8.625%, due 04/01/2001...................................................       107,255
       745,000        7.50%, due 05/15/2004....................................................       796,906
                                                                                                --------------

                                                                                                    1,085,662
                                                                                                --------------


                  TOTAL INDUSTRIAL CORPORATE BONDS ............................................     7,971,028
                                                                                                --------------

                  UTILITY -- 3.1%
                    Consolidated Edison,
       785,000        7.60%, due 01/15/2000....................................................       805,587
                                                                                                --------------

                    Emerson Electric Company,
       352,000        6.30%, due 11/01/2005....................................................       356,819
                                                                                                --------------

                  TOTAL UTILITY CORPORATE BONDS ...............................................     1,162,406
                                                                                                --------------

                  TOTAL CORPORATE BONDS (COST $17,219,174) ....................................  $ 17,498,603
                                                                                                --------------

                  TOTAL INVESTMENTS AT VALUE (COST $35,092,994)-- 96.1% ......................   $35,479,894
                                                                                                --------------

====================================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(a) -- 2.2%                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
                    Star Bank, N.A.,
$      804,000        5.25%, dated 03/31/1998, due 04/01/1998,
                      repurchase proceeds $804,117 (Cost $804,000).............................  $    804,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.3% ................  $36,283,894

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.7% ................................       624,059
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $36,907,953
                                                                                                ==============

(a) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024; $14,335,000 GNMA II, Pool #8932, 7.00%,
  due 03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
  aggregate market value of the collateral at March 31, 1998 was $28,948,985.
  The funds pro-rata interest in the collateral at March 31, 1998 was $839,521.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Alabama Housing Finance Auth. Rev.,
$      245,000      4.90%, due 10/01/1998......................................................  $    246,421
                                                                                                --------------

                  Alabama Mental Health Finance Auth. Special Tax,
       300,000      5.00%, due 05/01/2006......................................................       311,295
                                                                                                --------------
                  Alabama State, GO,
       200,000      5.90%, due 03/01/1999......................................................       204,068
       100,000      5.70%, due 12/01/2002......................................................       106,181
                                                                                                --------------

                                                                                                      310,249
                                                                                                --------------
                  Alabama State Corrections Institutions Rev.,
       100,000      4.20%, due 04/01/1998......................................................       100,000
                                                                                                --------------


                  Alabama State Industrial Access Road & Bridge Corp., GO,
       100,000      4.00%, due 06/01/1998......................................................       100,038
       100,000      5.25%, due 06/01/2003......................................................       104,165
                                                                                                --------------

                                                                                                      204,203
                                                                                                --------------
                  Alabama State Mun. Elec. Auth. Power Supply Rev.,
       150,000      5.625%, due 09/01/2000.....................................................       155,486
       340,000      5.75%, due 09/01/2001......................................................       356,742
       400,000      6.50%, due 09/01/2005, prerefunded 09/01/2001 at 101.......................       433,916
                                                                                                --------------

                                                                                                      946,144
                                                                                                --------------
                  Alabama State Public School & College Auth. Rev.,
       100,000      4.40%, due 12/01/2000......................................................       101,275
       130,000      5.00%, due 06/01/2003......................................................       135,194
       250,000      5.25%, due 11/01/2005......................................................       263,898
                                                                                                --------------

                                                                                                      500,367
                                                                                                --------------
                  Alabama Water Pollution Control Rev.,
        25,000      7.00%, due 08/15/2001......................................................        26,092
       190,000      6.25%, due 08/15/2004......................................................       210,560
                                                                                                --------------

                                                                                                      236,652
                                                                                                --------------
                  Anniston, AL, GO,
       250,000      5.50%, due 01/01/2004......................................................       266,562
                                                                                                --------------


                  Anniston, AL, Regional Medical Center Board Hospital Rev.,
        30,000      7.375%, due 07/01/2006, ETM................................................        33,304
                                                                                                --------------


                  Auburn University, Alabama, Rev.,
        25,000      6.10%, due 06/01/1999......................................................        25,663
       150,000      5.20%, due 06/01/2004......................................................       157,318
       325,000      5.25%, due 04/01/2005......................................................       341,887
                                                                                                --------------

                                                                                                      524,868
                                                                                                --------------
                  Baldwin Co., AL, GO,
       200,000      5.85%, due 08/01/2003......................................................       215,608
       400,000      5.00%, due 02/01/2007......................................................       414,716
                                                                                                --------------

                                                                                                      630,324
                                                                                                --------------
                  Baldwin Co., AL, Board of Education Rev.,
        50,000      5.40%, due 12/01/1998......................................................        50,552
       300,000      5.90%, due 12/01/2001......................................................       308,595
                                                                                                --------------

                                                                                                      359,147
                                                                                                -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Birmingham, AL, GO,
$      100,000      5.80%, due 04/01/2002......................................................  $    105,986
       200,000      5.90%, due 04/01/2003......................................................       214,724
                                                                                                --------------

                                                                                                      320,710
                                                                                                --------------
                  Birmingham, AL, Industrial Water Board Rev.,
       100,000      5.00%, due 03/01/2001......................................................       102,668
       100,000      6.00%, due 07/01/2007......................................................       111,721
                                                                                                --------------

                                                                                                      214,389
                                                                                                --------------
                  Birmingham, AL, Medical Clinic Board Rev.,
        60,000      7.30%, due 07/01/2005, ETM.................................................        67,241
                                                                                                --------------


                  Birmingham, AL, Special Facilities Rev.,
       100,000      4.45%, due 06/01/1999......................................................       100,817
                                                                                                --------------

                  Birmingham, AL, Waterworks & Sewer Board Rev.,
        50,000      5.90%, due 01/01/2003......................................................        53,577
       400,000      6.15%, due 01/01/2006......................................................       432,164
                                                                                                --------------

                                                                                                      485,741
                                                                                                --------------
                  Birmingham-Southern College, AL, Private Education Bldg. Auth. Rev.,
       500,000      5.10%, due 12/01/2012......................................................       498,225
                                                                                                --------------


                  DCH Health Care Auth. of Alabama Rev.,
        55,000      5.00%, due 06/01/2004......................................................        56,882
                                                                                                --------------


                  Decatur, AL, GO,
       300,000      5.00%, due 06/01/2009......................................................       308,901
                                                                                                --------------


                  Fairhope, AL, Utility, Rev.,
       200,000      5.10%, due 12/01/2008......................................................       205,788
                                                                                                --------------


                  Greenville, AL, GO,
       300,000      5.10%, due 12/01/2009......................................................       310,722
                                                                                                --------------


                  Hoover, AL, Board of Education, GO,
       400,000      6.00%, due 02/15/2006......................................................       437,668
                                                                                                --------------

                  Hoover, AL, Board of Education Special Tax,
       200,000      6.625%, due 02/01/2010, prerefunded 02/01/2001 at 102......................       217,268
                                                                                                --------------


                  Houston Co., AL, GO,
       100,000      4.20%, due 10/01/1998......................................................       100,265
       250,000      5.00%, due 07/01/2002......................................................       258,088
                                                                                                --------------

                                                                                                      358,353
                                                                                                --------------
                  Huntsville, AL, GO,
       115,000      5.15%, due 08/01/2000......................................................       118,171
       100,000      5.20%, due 11/01/2000......................................................       103,162
       500,000      5.50%, due 11/01/2002......................................................       528,105
       100,000      5.90%, due 11/01/2005......................................................       107,886
       300,000      5.40%, due 02/01/2010......................................................       313,290
                                                                                                --------------

                                                                                                    1,170,614
                                                                                                --------------
                  Huntsville, AL, Electric Systems Rev.,
       150,000      6.10%, due 12/01/2000......................................................       158,156
       150,000      5.00%, due 12/01/2003......................................................       155,451
                                                                                                --------------

                                                                                                      313,607
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Huntsville, AL, Water Systems Rev.,
$      150,000      5.15%, due 05/01/2004......................................................  $    156,837
       150,000      5.25%, due 05/01/2005......................................................       156,897
                                                                                                --------------

                                                                                                      313,734
                                                                                                --------------
                  Jefferson Co., AL, GO,
       150,000      5.55%, due 04/01/2002......................................................       157,329
       100,000      5.00%, due 04/01/2004......................................................       103,347
                                                                                                --------------

                                                                                                      260,676
                                                                                                --------------

                  Jefferson Co., AL, Board of Education Capital Outlay Warrants,
       300,000      5.70%, due 02/15/2011......................................................       319,794
                                                                                                --------------


                  Jefferson Co., AL, Sewer Rev.,
      140,000       5.15%, due 09/01/2002......................................................       145,936
       50,000       5.50%, due 09/01/2003 .....................................................        53,093
      300,000       5.75%, due 09/01/2005 .....................................................       323,343
                                                                                                --------------

                                                                                                      522,372
                                                                                                --------------

                  Lee Co., AL, GO,
       300,000      5.50%, due 02/01/2007......................................................       321,876
                                                                                                --------------


                  Madison, AL, Board of Education School Warrants,
       100,000      5.00%, due 02/01/1999......................................................       101,118
                                                                                                --------------


                  Madison, AL, Warrants,
       325,000      5.55%, due 04/01/2007......................................................       350,873
                                                                                                --------------


                  Madison Co., AL, Board of Education Capital Outlay Tax Antic. Warrants,
       175,000      5.20%, due 09/01/2004......................................................       184,144
       250,000      5.10%, due 09/01/2011......................................................       255,807
                                                                                                --------------

                                                                                                      439,951
                                                                                                --------------


                  Mobile, AL, GO,
       200,000      5.00%, due 08/15/1998......................................................       200,978
       150,000      5.20%, due 02/15/1999......................................................       152,010
       200,000      5.40%, due 08/15/2000......................................................       206,816
        25,000      6.25%, due 08/01/2001......................................................        26,665
        25,000      6.30%, due 08/01/2001......................................................        26,500
       275,000      6.20%, due 02/15/2007, ETM.................................................       307,802
                                                                                                --------------
                                                                                                      920,771
                                                                                                --------------

                  Mobile, AL, Water & Sewer Commissioners Rev.,
        55,000      6.30%, due 01/01/2003......................................................        59,794
                                                                                                --------------


                  Mobile Co., AL, GO,
        50,000      6.10%, due 02/01/2002, prerefunded 02/01/2000 at 102.......................        52,871
       160,000      6.70%, due 02/01/2011, prerefunded 02/01/2000 at 102.......................       170,958
                                                                                                --------------

                                                                                                      223,829
                                                                                                --------------

                  Mobile Co., AL., Board of Education Capital Outlay Warrants,
       400,000      5.00%, due 03/01/2008......................................................       412,376
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Mobile Co., AL, Gas Tax Antic. Warrants Rev.,
$      100,000      4.50%, due 02/01/2003......................................................  $    100,976
                                                                                                --------------


                  Montgomery, AL, GO,
       200,000      4.25%, due 05/01/1999, ETM.................................................       201,152
       200,000      4.70%, due 05/01/2002......................................................       204,064
       500,000      5.10%, due 10/01/2008......................................................       521,480
                                                                                                --------------

                                                                                                      926,696
                                                                                                --------------
                  Montgomery, AL, Waterworks & Sanitation Rev.,
       200,000      5.85%, due 03/01/2003......................................................       213,598
       400,000      5.60%, due 09/01/2009......................................................       428,632
                                                                                                --------------

                                                                                                      642,230
                                                                                                --------------


                  Montgomery Co., AL, GO,
       100,000      5.20%, due 11/01/2006......................................................       104,352
                                                                                                --------------


                  Mountain Brook, AL, Board of Education Capital Outlay Warrants,
       405,000      4.80%, due 02/15/2011......................................................       403,898
                                                                                                --------------


                  Muscle Shoals, AL, GO,
       400,000      5.60%, due 08/01/2010......................................................       427,020
                                                                                                --------------


                  Opelika, AL, GO,
       100,000      4.60%, due 03/01/2003......................................................       101,801
       100,000      5.30%, due 07/01/2003......................................................       105,128
                                                                                                --------------

                                                                                                      206,929
                                                                                                --------------

                  Shelby Co., AL, GO,
       205,000      5.20%, due 08/01/2000......................................................       210,970
        50,000      5.35%, due 08/01/2001......................................................        52,010
                                                                                                --------------

                                                                                                      262,980
                                                                                                --------------
                  Shelby Co., AL, Hospital Board Rev.,
        35,000      6.60%, due 02/01/2001, ETM.................................................        37,296
        25,000      6.60%, due 02/01/2002, ETM.................................................        27,084
        40,000      6.60%, due 02/01/2003, ETM.................................................        44,028
                                                                                                --------------

                                                                                                      108,408
                                                                                                --------------
                  Tuscaloosa, AL, Board of Education, GO,
       300,000      4.625%, due 08/01/2001.....................................................       301,323
       100,000      5.10%, due 02/01/2004......................................................       104,135
                                                                                                --------------
                                                                                                      405,458
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education Special Tax Warrants,
        75,000      5.70%, due 02/15/2005......................................................        79,755
       125,000      6.00%, due 02/15/2009......................................................       134,805
                                                                                                --------------



                                                                                                      214,560
                                                                                                --------------

                  University of Alabama General Fee Series A Rev.,
       250,000      4.15%, due 10/01/1999......................................................       251,317
        50,000      5.00%, due 11/01/2000......................................................        51,325
       240,000      5.10%, due 10/01/2002......................................................       249,271
       400,000      5.25%, due 06/01/2010......................................................       415,624
                                                                                                --------------

                      .........................................................................       967,537
                                                                                                --------------
                  Vestavia Hills, AL, Board of Education Capital Outlay Rev.,
        55,000      5.25%, due 02/01/2004......................................................        57,367
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Vestavia Hills, AL, Warrants,
$      125,000      4.90%, due 04/01/2005......................................................  $    128,655
                                                                                                --------------


                  TOTAL ALABAMA (COST $18,209,517) ............................................  $ 18,940,692
                                                                                                --------------
==============================================================================================================
     Shares       MONEY MARKETS -- 3.9%                                                               Value

--------------------------------------------------------------------------------------------------------------
       779,351    Star Tax-Free Money Market Fund (Cost $779,351)..............................  $    779,351
                                                                                                -------------

                  TOTAL INVESTMENTS AT VALUE (COST $18,988,868)-- 98.9%  ......................  $19,720,043


                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ................................       218,253
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 19,938,296
                                                                                                ==============

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.   Significant Accounting Policies

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings.
Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                              Equity Fund        Bond Fund        Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation............................   $   31,625,324   $      744,768    $     739,086
Gross unrealized depreciation............................        ( 229,352 )      ( 357,868 )        ( 7,911 )
                                                            ---------------  ---------------  ---------------

Net unrealized appreciation..............................   $   31,395,972   $      386,900    $     731,175
                                                            ---------------  ---------------  ---------------

Federal income tax cost..................................   $   38,594,955   $   35,092,994    $  18,988,868
                                                            ===============  ===============  ===============


------------------------------------------------------------------------------------------------------------------------------------

As of March 31, 1998, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $434,110 and $198,936, respectively, which expire through the year 2006.

2.  Investment Transactions

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,696,785 and $10,331,366, respectively, for The Government Street Equity Fund, $9,890,780 and $3,220,454, respectively, for The Government Street Bond Fund, and $2,686,769 and $436,170, respectively, for The Alabama Tax Free Bond Fund.

3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $18,821 of its investment advisory fees for the Fund during the year ended March 31, 1998.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                                            Tait, Weller & Baker


Philadelphia, Pennsylvania
April 24, 1998

                           The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------

                              No Load Mutual Funds


       Investment Adviser
       T. Leavell & Associates, Inc.
       150 Government Street
       Post Office Box 1307
       Mobile, AL 36633

       Administrator
       Countrywide Fund Services, Inc.
       P.O. Box 5354
       Cincinnati, OH 45201-5354
       1-800-443-4249

       Legal Counsel
       Sullivan & Worcester LLP
       One Post Office Square
       Boston, MA 02109

       Board of Trustees
       Richard Mitchell, President
       Austin Brockenbrough, III
       John T. Bruce
       Charles M. Caravati, Jr. M.D.
       J. Finley Lee, Jr.
       Richard L. Morrill
       Harris V. Morrissette
       Fred T. Tattersall
       Erwin H. Will, Jr.
       Samuel B. Witt, III

       Portfolio Managers
       Thomas W. Leavell and
       Stephen W. Simmons,
         The Government Street Equity Fund
       Mary Shannon Hope,
         The Government Street Bond Fund
       Timothy S. Healey,
         The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 August 1, 1998


                                   A Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES .........................................    2
INVESTMENT LIMITATIONS ....................................................    5
TRUSTEES AND OFFICERS .....................................................    6
INVESTMENT ADVISOR ........................................................   11
ADMINISTRATOR .............................................................   12
OTHER SERVICES ............................................................   12
BROKERAGE .................................................................   13
SPECIAL SHAREHOLDER SERVICES ..............................................   14
PURCHASE OF SHARES ........................................................   16
REDEMPTION OF SHARES ......................................................   16
NET ASSET VALUE DETERMINATION .............................................   17
ALLOCATION OF TRUST EXPENSES ..............................................   17
ADDITIONAL TAX INFORMATION ................................................   17
CAPITAL SHARES AND VOTING .................................................   18
CALCULATION OF PERFORMANCE DATA ...........................................   19
FINANCIAL STATEMENTS AND REPORTS ..........................................   22


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund (the "Fund") dated August 1, 1998. The Prospectus may be obtained from the Fund at the address and phone number shown above at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest in foreign securities if the Advisor believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement.

Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options; or

(10) Issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                                 Principal Occupation                   Compensation
Age and Address                                 During Past 5 Years                    From the Trust
----------------                                -------------------                    ---------------
Austin Brockenbrough III (age 61)               President and Managing                        None
Trustee**                                       Director of Lowe, Brockenbrough
President                                       & Tattersall, Inc.,
The Jamestown International Equity              Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund          Director of Tredegar Industries,
6620 West Broad Street                          Inc. (plastics manufacturer) and
Suite 300                                       Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                       (global asset manager); Trustee
                                                of University of Richmond

                                      - 6 -

John T. Bruce (age 44)                          Principal of                                  None
Trustee and Chairman**                          Flippin, Bruce & Porter, Inc.,
Vice President                                  Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)               Physician                                   $9,000
Trustee**                                       Dermatology Associates of
5600 Grove Avenue                               Virginia, P.C.,
Richmond, Virginia   23226                      Richmond, Virginia

J. Finley Lee (age 58)                          Julian Price Professor Emeritus of          $9,000
Trustee                                         Business Administration
614 Croom Court                                 University of North Carolina,
Chapel Hill, North Carolina 27514               Chapel Hill, North Carolina;
                                                Director of Montgomery Indemnity
                                                Insurance Co.; Trustee of Albemarle
                                                Investment Trust (registered
                                                investment company)

Richard Mitchell (age 49)                       Principal of                                  None
Trustee**                                       T. Leavell &  Associates, Inc.,
President                                       Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 59)                     President of                                $9,000
Trustee                                         University of Richmond,
7000 River Road                                 Richmond, Virginia;
Richmond, Virginia  23229                       Director of Tredegar
                                                Industries, Inc.

Harris V. Morrissette (age 38)                  President of                                $8,000
Trustee                                         Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                           Mobile, Alabama;
Mobile, Alabama   36693                         Chairman of Azalea Aviation, Inc.
                                                (airplane fueling); Director of
                                                South Alabama Bank and
                                                South Alabama Bancorporation

                                      - 7 -

Fred T. Tattersall (age 49)                     Managing Director of                          None
Trustee**                                       Tattersall Advisory Group, Inc.
President                                       Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                     Chief Investment Officer of                 $6,500
Trustee                                         Virginia Retirement System,
P.O. Box 2500                                   Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                     Senior Vice President and                   $9,000
Trustee                                         General Counsel of Stateside
2300 Clarendon Blvd.                            Associates, Inc., Arlington,
Suite 407                                       Virginia; Director of The Swiss
Arlington, Virginia 22201                       Helvetia Fund, Inc. (closed-end
                                                investment company)

John P. Ackerly IV (age 35)                     Portfolio Manager of
Vice President                                  Davenport & Company LLC,
The Davenport Equity Fund                       Richmond, Virginia;
One James Center, 901 E. Cary St.               prior to February 1994, a
Richmond, Virginia  23219                       Portfolio Manager with
                                                Central Fidelity Bank

Joseph L. Antrim III (age 53)                   Executive Vice President of
President                                       Davenport & Company LLC,
The Davenport Equity Fund                       Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 32)                Assistant Portfolio Manager of
Vice President                                  Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                        Principal of
President                                       Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                    Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                      - 8 -

Timothy S. Healey (age 45)                      Principal of
Vice President                                  T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                  Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                      First Vice President and Chief Financial
Vice President                                  Officer of Davenport & Company LLC,
The Davenport Equity Fund                       Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)                 Principal of
Vice President                                  Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                    Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                          Vice President of Countrywide Fund Services,
Treasurer                                       Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                   to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                          (registered broker-dealer) and Countrywide
                                                Financial Services, Inc. (financial services
                                                company); Treasurer of Countrywide Investment
                                                Trust, Countrywide Tax-Free Trust and Countrywide
                                                Strategic Trust (registered investment companies),
                                                Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)                 Executive Vice President of
President                                       Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                     Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                         Vice President, General Counsel and Secretary
Secretary                                       of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                   Distributors, Inc.; General Counsel and Secretary
Cincinnati, Ohio 45202                          of Countrywide Investments, Inc. and Countrywide
                                                Financial Services, Inc.; Secretary of Countrywide
                                                Investment Trust, Countrywide Tax-Free Trust
                                                and Countrywide Strategic Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)              Vice President of
Vice President                                  Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                     Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

                                      - 9 -

Connie R. Taylor (age 47)                       Administrator of
Vice President                                  Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                     Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                        Senior Vice President of
Vice President                                  Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                         Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                          Portfolio Manager of
Vice President                                  Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                    President and Chief Executive
Vice President                                  Officer of  Davenport & Company LLC,
The Davenport Equity Fund                       Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Davenport & Company LLC (the "Advisor") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal period ended March 31, 1998, the Advisor voluntarily waived its entire investment advisory fee of $24,350 and reimbursed the Fund for $7,571 of other operating expenses.


The Advisor was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through two Sub-S corporation unitholders, the Advisor has 99 owners all of whom are employees of the Advisor and none of whom own in excess of 10% of the Advisor. In addition to acting as Advisor to the Fund, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal period ended March 31, 1998, the Administrator received from the Fund fees of $6,011.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Star Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and may be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


During the fiscal period ended March 31, 1998, all of the Fund's portfolio transactions were effected through the Advisor. The Advisor did not receive any commissions or other compensation from the Fund for execution of the Fund's portfolio transactions.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354


PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.


REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Advisor  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The total return of the Fund for the period since inception (January 15, 1998) to March 31, 1998 is 11.40%.


From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1998 was 0.69%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use standardized indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                                     LOGO:
                                   DAVENPORT
                                  EQUITY FUND

                                  ANNUAL REPORT
                                 March 31, 1998

LETTER TO SHAREHOLDERS
================================================================================
We are pleased to report that The Davenport Equity Fund began on January 15, 1998, at $10.00 a share and ended its first short fiscal year on March 31,1998, at $11.14 for a gain of 11.4%. Despite a market that just a few months ago had investors preoccupied with the effects of the Asian currency crisis, possible deflation/recession and slowing corporate profits, your Fund has gotten off to a strong start.

The market was driven to new highs by a narrow list of large multi-national and technology-related companies. In fact, the top five stocks in the S&P 500 were responsible for approximately 18% of the market's performance. Investors bid up the prices of established growth companies, taking comfort in their global strength, strong financial position and their ability to produce predictable results. Fortunately your Fund owned a number of these companies: General Electric, Schering-Plough, Merck and Coca-Cola to name a few.

We consider these types of well-known large growth stocks as a core holding in The Davenport Equity Fund. Over the years, the management of these companies has proven their ability to increase sales, earnings and their stock prices. Given these stocks' higher than average growth rates and their relative valuation, which in many cases is far from historical peaks, we believe they represent strong long-term holdings.

During the period your Fund initiated positions in Lockheed Martin, Philips Electronics, and Chesapeake. As primarily a value manager, we believe the stock prices of these companies represent good value in a market that, by some traditional valuation measures, seems a little frothy. In addition, management of each of these companies has demonstrated their commitment to increasing shareholder value. A few other large value-oriented stocks in your Fund include Mobil, DuPont, and Ford Motor Co.

In addition to owning large value and growth-oriented stocks, your Fund owns a number of smaller companies that operate in niche markets. Typically, Davenport & Company LLC's Research Department has followed the smaller companies in your Fund for more than a decade. These securities may not be as familiar to the investing public, but are very well known to us at Davenport. Stocks such as Markel, Tredegar and Owens & Minor have been staple holdings in our Davenport Asset Management Program for years.

We believe that combining a healthy mix of large value and growth stocks, carefully balanced with a sprinkling of smaller companies operating in niche markets, should enable your Fund to incur less risk and achieve consistent performance over a market cycle. The most common theme among the diverse holdings in The Davenport Equity Fund is strong management. The cornerstone of our investment philosophy is investing in well-run companies that have a history of earnings increases, sales growth, a strong balance sheet and a proven management team.

The five members of the Investment Policy Committee who manage your Fund will continue to insist on finding value in every stock that we buy, controlling risk through diversification and establishing price targets on our stocks. While there are some concerns in the market about Asia, slowing corporate profits and higher interest rates, we continue to believe that future opportunities available to equity investors outweigh any near-term worries.

The U.S. economy continues to be strong with the lowest unemployment since the 1970's, the first projected budget surplus in decades and relatively low interest rates. This is creating a near perfect backdrop for a strong equity market. After all, the consumer, who represents approximately two thirds of the economy, is gainfully employed and making good wages, spending money on housing, computers and travel. The economy is almost in perfect balance and that in itself is bothersome to those searching for pitfalls in our market outlook.

Our Investment Policy Committee will continue to search for attractive companies led by management with a relentless focus on the bottom line. We believe that over time solid companies in industries with strong fundamentals will continue to reward shareholders. We look forward to future periods of uncovering attractive investment opportunities for your Fund. We welcome your questions and comments.

                                                     Sincerely,

                                                     Davenport & Company LLC

For additional Fund inquiries please contact your investment executive or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your portfolio.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
=============================================================================================================
ASSETS
   Investments in securities:
     At acquisition cost....................................................................   $  21,195,237
                                                                                              ===============
     At market value (Note 1)...............................................................   $  22,714,148
   Investments in repurchase agreements (Note 1)............................................         657,000
   Cash.....................................................................................             731
   Receivable for capital shares sold.......................................................       1,316,597
   Dividends and interest receivable........................................................          19,155
   Due from Adviser (Note 3)................................................................           7,571
   Other assets.............................................................................           5,522
                                                                                              ---------------
     TOTAL ASSETS...........................................................................      24,720,724
                                                                                              ---------------

LIABILITIES
   Payable for capital shares redeemed......................................................           1,710
   Accrued administration fees (Note 3).....................................................           3,600
   Other accrued expenses...................................................................          21,239
                                                                                              ---------------
     TOTAL LIABILITIES......................................................................          26,549
                                                                                              ---------------

NET ASSETS .................................................................................   $  24,694,175
                                                                                              ===============

Net assets consist of:
Paid-in capital.............................................................................   $  23,128,088
Undistributed net investment income.........................................................         24,604
Accumulated net realized gains from security transactions...................................          22,572
Net unrealized appreciation on investments..................................................       1,518,911
                                                                                              ---------------
Net assets..................................................................................   $  24,694,175
                                                                                              ===============

Shares of beneficial interest outstanding (unlimited number of shares authorized,
   no par value)............................................................................       2,217,354
                                                                                              ===============

Net asset value, offering price and redemption price per share (Note 1).....................   $       11.14
                                                                                              ===============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
Period Ended March 31, 1998(a)
=============================================================================================================
INVESTMENT INCOME
   Dividends................................................................................   $      48,186
   Interest.................................................................................          13,754
                                                                                              ---------------
     TOTAL INVESTMENT INCOME................................................................          61,940
                                                                                              ---------------

EXPENSES
   Investment advisory fees (Note 3)........................................................          24,350
   Custodian fees...........................................................................          16,795
   Professional fees........................................................................           8,917
   Registration fees........................................................................           8,340
   Administration fees (Note 3).............................................................           6,011
   Postage and supplies.....................................................................           3,213
   Trustees' fees and expenses..............................................................           1,390
   Pricing costs............................................................................             241
                                                                                              ---------------
     TOTAL EXPENSES.........................................................................          69,257
   Fees waived and expenses reimbursed by the Adviser (Note 3)..............................       (  31,921 )
                                                                                              ---------------
     NET EXPENSES...........................................................................          37,336
                                                                                              ---------------

NET INVESTMENT INCOME ......................................................................          24,604
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................          22,572
   Net change in unrealized appreciation/depreciation on investments........................       1,518,911
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................       1,541,483
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $   1,566,087
                                                                                              ===============

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
Period Ended March 31, 1998(a)
=============================================================================================================
FROM OPERATIONS:
   Net investment income....................................................................   $      24,604
   Net realized gains from security transactions............................................          22,572
   Net change in unrealized appreciation/depreciation on investments........................       1,518,911
                                                                                              ---------------
Net increase in net assets from operations..................................................       1,566,087
                                                                                              ---------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      23,577,618
   Payments for shares redeemed.............................................................      (  449,530 )
                                                                                              ---------------
Net increase in net assets from capital share transactions..................................      23,128,088
                                                                                              ---------------

TOTAL INCREASE IN NET ASSETS ...............................................................      24,694,175

NET ASSETS:
   Beginning of period......................................................................              --
                                                                                              ---------------
   End of period (including undistributed net investment income of $24,604).................   $  24,694,175
                                                                                              ===============

Capital share activity:
   Sold.....................................................................................       2,259,111
   Redeemed.................................................................................       (  41,757 )
                                                                                              ---------------
   Net increase in shares outstanding.......................................................       2,217,354
   Shares outstanding, beginning of period..................................................               --
                                                                                              ---------------
   Shares outstanding, end of period........................................................       2,217,354
                                                                                              ===============

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
-------------------------------------------------------------------------------------------------------------
                                                                                                   Period
                                                                                                   Ended
                                                                                                 March 31,
                                                                                                  1998 (a)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period......................................................   $       10.00
                                                                                              ---------------

Income from investment operations:
   Net investment income....................................................................            0.01
   Net realized and unrealized gains on investments.........................................            1.13
                                                                                              ---------------
Total from investment operations............................................................            1.14
                                                                                              ---------------

Net asset value at end of period............................................................   $       11.14
                                                                                              ===============

Total return................................................................................          11.40%
                                                                                              ===============

Net assets at end of period (000's).........................................................   $      24,694
                                                                                              ===============

Ratio of net expenses to average net assets(b) .............................................           1.15% (c)

Ratio of net investment income to average net assets........................................           0.76% (c)

Portfolio turnover rate.....................................................................             17% (c)

Average commission rate per share...........................................................   $      0.0000

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) (Note 3).

(c) Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
============================================================================================================
                                                                                                   Market
      Shares     COMMON STOCKS -- 91.3%                                                             Value
------------------------------------------------------------------------------------------------------------
                 Basic Materials -- 4.8%
          4,161  Aluminum Company of America...............................................    $     286,329
          5,547  Barrick Gold Corporation..................................................          119,954
          9,246  Chesapeake Corporation....................................................          318,987
          6,472  Cleveland - Cliffs, Inc...................................................          347,870
          6,472  Lydall, Inc.(a) ..........................................................          116,900
                                                                                              ---------------
                                                                                                   1,190,040
                                                                                              ---------------
                 Chemicals and Drugs -- 9.0%
          4,623  Air Products & Chemicals, Inc.............................................          383,131
         12,019  ChemFirst Inc.............................................................          318,504
          6,472  duPont (E.I.) de Nemours & Company........................................          440,096
          3,698  Merck & Company, Inc......................................................          474,731
          7,396  Schering-Plough Corporation...............................................          604,161
                                                                                              ---------------
                                                                                                   2,220,623
                                                                                              ---------------
                 Computers/Computer Technology Services -- 7.7%
          9,246  Allied Signal, Inc........................................................          388,332
          7,396  Hewlett-Packard Company...................................................          468,722
          3,236  Lockheed Martin Corporation...............................................          364,050
          9,246  Media General, Inc........................................................          454,788
          3,698  Motorola, Inc.............................................................          224,191
                                                                                              ---------------
                                                                                                   1,900,083
                                                                                              ---------------
                 Consumer Products -- 15.7%
          4,623  American Home Products....................................................          440,919
          3,698  Amgen, Inc.(a) ...........................................................          225,116
          5,547  Bristol-Myers Squibb Company..............................................          578,621
          9,246  Cendant Corporation(a) ...................................................          366,373
          7,130  Ford Motor Company........................................................          462,113
          5,547  International Flavors & Fragrances........................................          261,402
          6,657  Johnson & Johnson.........................................................          488,041
          7,396  Mattel, Inc...............................................................          293,067
         15,718  Owens & Minor, Inc. Holding Company.......................................          283,906
         18,491  Sysco Corporation.........................................................          473,832
                                                                                              ---------------
                                                                                                   3,873,390
                                                                                              ---------------
                 Durable Goods -- 12.3%
          5,547  CSX Corporation...........................................................          330,047
          5,547  Deere & Company...........................................................          343,567
          5,351  Fluor Corporation.........................................................          266,212
          4,623  General Electric Company..................................................          398,445
          9,246  Martin Marietta Materials.................................................          399,312
          9,708  Norfolk Southern Corporation..............................................          362,837
          4,800  Philips Electronics NV-NY.................................................          352,500
          8,090  Tredegar Industries, Inc..................................................          586,019
                                                                                              ---------------
                                                                                                   3,038,939
                                                                                              ---------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
                                                                                                   Market
      Shares     COMMON STOCKS -- 91.3%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Entertainment -- 1.4%
          3,236  The Walt Disney Company...................................................    $     345,443
                                                                                              ---------------

                 Financial Services -- 21.0%
          4,161  American International Group..............................................          524,026
          4,623  BB&T Corporation..........................................................          312,919
          7,396  Capital One Financial.....................................................          583,360
          3,190  CCB Financial Corporation.................................................          352,694
          5,547  Crestar Financial Corporation.............................................          327,966
         11,095  Federal Realty Investments Trust..........................................          272,521
          5,547  First Union Corporation...................................................          314,792
          1,849  General RE Corporation....................................................          407,936
          3,698  Markel Corporation(a) ....................................................          639,523
         20,340  MGI Properties Inc........................................................          499,601
          9,237  The Pioneer Group, Inc....................................................          288,656
         18,491  United Dominion Realty....................................................          268,120
          4,623  Wachovia Corporation......................................................          392,088
                                                                                              ---------------
                                                                                                   5,184,202
                                                                                              ---------------
                 Food/Beverages -- 3.1%
          7,396  Anheuser-Busch Company, Inc...............................................          342,527
          5,547  Coca-Cola Company.........................................................          429,546
                                                                                              ---------------
                                                                                                     772,073
                                                                                              ---------------
                 Oil/Energy -- 11.0%
          3,236  Amoco Corporation.........................................................          279,510
          3,328  Atlantic Richfield Company................................................          261,664
          4,623  Chevron Corporation.......................................................          371,285
          6,934  Enron Corporation.........................................................          321,564
          4,623  Mobil Corporation.........................................................          354,237
          5,547  Schlumberger Limited......................................................          420,185
          9,246  Tidewater, Inc............................................................          405,090
          9,246  Valero Energy Corporation.................................................          308,585
                                                                                              ---------------
                                                                                                   2,722,120
                                                                                              ---------------
                 Retail Stores -- 3.4%
          9,246  Circuit City Stores, Inc..................................................          395,267
         12,482  Walgreen Company..........................................................          439,210
                                                                                              ---------------
                                                                                                     834,477
                                                                                              ---------------
                 Utilities -- 1.9%
         11,095  SBC Communications, Inc...................................................          484,019
                                                                                              ---------------

                 Total Common Stocks (Cost $21,057,788) ...................................    $  22,565,409
                                                                                              ---------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
                                                                                                  Market
      Shares     CLOSED-END MUTUAL FUNDS -- 0.6%                                                    Value
-------------------------------------------------------------------------------------------------------------
          7,555  Central European Equity Fund (Cost $137,449)..............................    $     148,739
                                                                                              ---------------

                 Total Investments at Value (Cost $21,195,237)-- 91.9% ....................    $  22,714,148
                                                                                              ---------------
=============================================================================================================
      Face                                                                                         Market
     Amount      REPURCHASE AGREEMENTS(b)-- 2.7%                                                    Value
-------------------------------------------------------------------------------------------------------------
$     657,000    Star Bank, N.A., 5.25%, dated 03/31/98, due 04/01/98,
                 repurchase proceeds $657,096 (Cost $657,000)..............................    $     657,000
                                                                                              ---------------

                 Total Investments and Repurchase Agreements at Value-- 94.6% .............    $  23,371,148

                 Other Assets in Excess of Liabilities-- 5.4% .............................        1,323,027
                                                                                              ---------------

                 Net Assets-- 100.0% ......................................................    $  24,694,175
                                                                                              ===============

(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
    due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/24. The
    aggregate market value of the collateral at March 31, 1998 was $28,948,985.
    The Fund's pro-rata interest in the collateral at March 31, 1998 was $665,827.


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.  Significant Accounting Policies
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
===============================================================================
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $21,195,237 as of March 31, 1998:

-------------------------------------------------------------------------------
Gross unrealized appreciation.................................   $   1,653,917
Gross unrealized depreciation.................................        (135,006)
                                                                --------------
Net unrealized appreciation...................................   $   1,518,911
                                                                ==============
-------------------------------------------------------------------------------

2.  Investment Transactions
During the period ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,618,434 and $445,769, respectively.

3.  Transactions with Affiliates
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets.

The Adviser currently intends to limit the total operating expenses of the Fund to 1.15% of its average daily net assets. Accordingly, the Adviser voluntarily waived its entire investment advisory fee of $24,350 and reimbursed the Fund for $7,571 of other operating expenses for the period ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
===============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio



         We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and financial highlights for the period January 15, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.


                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

THE DAVENPORT EQUITY FUND

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr. M.D.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt III

Officers
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE JAMESTOWN BOND FUNDS

                             THE JAMESTOWN BOND FUND
                       THE JAMESTOWN SHORT TERM BOND FUND


                                 August 1, 1998


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES ........................................    2
DESCRIPTION OF BOND RATINGS ...............................................    5
INVESTMENT LIMITATIONS ....................................................    8
TRUSTEES AND OFFICERS .....................................................   10
INVESTMENT ADVISOR ........................................................   15
ADMINISTRATOR .............................................................   16
OTHER SERVICES ............................................................   16
BROKERAGE .................................................................   17
SPECIAL SHAREHOLDER SERVICES ..............................................   18
PLAN OF DISTRIBUTION ......................................................   19
PURCHASE OF SHARES ........................................................   20
REDEMPTION OF SHARES ......................................................   21
NET ASSET VALUE DETERMINATION .............................................   22
ALLOCATION OF TRUST EXPENSES ..............................................   22
ADDITIONAL TAX INFORMATION ................................................   22
CAPITAL SHARES AND VOTING .................................................   24
CALCULATION OF PERFORMANCE DATA ...........................................   25
FINANCIAL STATEMENTS AND REPORTS ..........................................   27


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Bond Funds (the "Funds") dated August 1, 1998. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Bond Fund (the "Bond Fund") and The Jamestown Short Term Bond Fund (the "Short Term Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Funds do not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

RESTRICTED SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the 1933 Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, a Fund will not invest more than 10% of its assets in illiquid investments, which includes securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring liquidity of restricted securities. It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund currently intends to limit its investments in restricted securities to no more than 5% of its net assets.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer (except that securities of the U.S. Government, its agencies or instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Purchase real estate or interests in real estate, except that securities in which the Funds invest may themselves have investment in real estate or interests in real estate (the Funds do invest in securities composed of mortgages against real estate);

(11) Invest more than 10% of the value of its net assets in the aggregate in illiquid securities (potentially including repurchase agreements with a maturity of greater than 7 days, Interest Only or Principal Only securities, and mortgage backed strips which may not be readily marketable); or

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                                  Principal Occupation                         Compensation
Age and Address                                  During Past 5 Years                          From the Trust
---------------                                  -------------------                          --------------
Austin Brockenbrough III (age 61)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Tattersall, Inc.,
The Jamestown International Equity               Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 44)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)                Physician                                       $9,000
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 58)                           Julian Price Professor Emeritus of              $9,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)

Richard Mitchell (age 49)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

                                     - 10 -

Richard L. Morrill (age 59)                      President of                                    $9,000
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc.

Harris V. Morrissette (age 38)                   President of                                    $8,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Fred T. Tattersall (age 49)                      Managing Director of                              None
Trustee**                                        Tattersall Advisory Group, Inc.,
President                                        Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                      Chief Investment Officer of                     $6,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                      Senior Vice President and                       $9,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)

John P. Ackerly IV (age 35)                      Portfolio Manager of
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia;
One James Center, 901 E. Cary St.                prior to February 1994, a
Richmond, Virginia  23219                        Portfolio Manager with
                                                 Central Fidelity Bank

Joseph L. Antrim III (age 53)                    Executive Vice President of
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                     - 11 -

Charles M. Caravati III (age 32)                 Assistant Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                         Principal of
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                       Principal of
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                       First Vice President and Chief Financial
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)                  Principal of
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                           Vice President of Countrywide Fund Services,
Treasurer                                        Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                    to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                           (registered broker-dealer) and Countrywide
                                                 Financial Services, Inc. (financial services
                                                 company); Treasurer of Countrywide Investment
                                                 Trust, Countrywide Tax-Free Trust and Countrywide
                                                 Strategic Trust (registered investment companies),
                                                 Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)                  Executive Vice President of
President                                        Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

                                     - 12 -

John F. Splain (age 41)                          Vice President, General Counsel and Secretary
Secretary                                        of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                    Distributors, Inc.; General Counsel and Secretary of
Cincinnati, Ohio  45202                          Countrywide Investments, Inc. and Countrywide Financial
                                                 Services, Inc.; Secretary of Countrywide Investment Trust;
                                                 Countrywide Tax-Free Trust and Countrywide Strategic
                                                 Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)               Vice President of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                        Administrator of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                         Senior Vice President of
Vice President                                   Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                          Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                           Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                     President and Chief Executive
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Bond Fund and 28.2% of the then outstanding shares of the Short Term Fund. On the same date, Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 36.6% of the then outstanding shares of the Short Term Fund and may therefore be deemed to control the Short Term Fund. On the same date, Rockingham Health Care, Inc. owned of record 14.4% of the then outstanding shares of the Bond Fund; Rockingham Memorial Hospital Retirement Plan, 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 8.7% of the then outstanding shares of the Bond Fund; Halifax Regional Hospital, 2204 Wilborn Avenue, South Boston, Virginia 24592, owned of record 10.0% of the then outstanding shares of the Bond Fund; First National Bank of Maryland as trustee for Hourly Employees Norshipco Pension Plans, P.O. Box 1596, Baltimore, Maryland 21203, owned of record 5.1% of the then outstanding shares of the Bond Fund; Calvert Memorial Hospital, 100 Hospital Road, Prince Frederick, Maryland 20678, owned of record 8.2% of the then outstanding shares of the Bond Fund; Virginia International Terminals, Inc. Pension Plan, P.O. Box 1387, Norfolk, Virginia 23501, owned of record 9.3% of the then outstanding shares of the Bond Fund; Portland Museum of Art, Seven Congress Square, Portland, Maine 04101, owned of record 5.8% of the then outstanding shares of the Bond Fund; Lowe, Brockenbrough & Tattersall Inc., together with its Money Purchase Pension Plan, 6620 West Broad Street, Richmond, Virginia 23230, owned of record 16.6% of the then outstanding shares of the Short Term Fund; the Tattersall Advisory Group, Inc. Money Purchase Pension Plan, 6620 West Broad Street, Richmond, Virginia 23230, owned of record 11.6% of the then outstanding shares of the Short Term Fund; the McKay-Dee Foundation, 3939 Harrison Boulevard, Ogden, Utah 84403, owned of record 8.2% of the then outstanding shares of the Short Term Fund; and Centura Investment Management & Trust Services, P.O. Box 1220, Rocky Mount, North Carolina 27802, owned of record 6.5% of the then outstanding shares of the Short Term Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Strategic Advisors, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor is a Virginia corporation  controlled by its sole shareholder,  Fred
T. Tattersall. Prior to February 28, 1997, the investment advisor to each Fund was Lowe, Brockenbrough & Tattersall, Inc. ("LB&T"), of which Mr. Tattersall and Austin Brockenbrough III were the controlling shareholders. On February 28, 1997, LB&T was reorganized by means of a corporate restructuring into two separate legal entities: LB&T, owned by Mr. Brockenbrough, and the Advisor, owned by Mr. Tattersall. The Advisor manages the fixed-income accounts formerly managed by LB&T. In addition to acting as Advisor to the Funds, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


Compensation of the Advisor, with respect to each Fund, is at the annual rate of 0.375% of such Fund's average daily net assets. For the fiscal years ended March 31, 1998, 1997 and 1996, the Advisor and/or LB&T received investment advisory fees of $310,227, $289,094 and $305,247, respectively, from the Bond Fund. For the fiscal years ended March 31, 1998 and 1997, the Advisor and/or LB&T each waived its entire investment advisory fee from the Short Term Fund and reimbursed the Fund for $6,909 and $6,864, respectively, of other operating expenses. For the fiscal year ended March 31, 1996, LB&T received investment advisory fees of $3,786 (which was net of voluntary fee waivers of $43,635) from the Short Term Fund.


The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a base fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000 (subject to a minimum fee of $2,000 per month for each Fund) plus a surcharge of $1,000 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received fees of $67,341, $57,859 and $61,029, respectively, from the Bond Fund and $24,000, $24,000 and $24,000, respectively, from the Short Term Fund.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Funds' portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. However, the Bond Fund typically transacts in shares of closed-end investment companies on an agency basis, and pays commissions in connection with these transactions.


For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Bond Fund was $14,820, $25,248 and $126,787, respectively. No brokerage commissions were paid by the Short Term Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

In an effort to reduce the total operating expenses of the Bond Fund, a portion of the Fund's custodian fees have been paid through an arrangement with a third party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement for the year ended March 31, 1998 were $9,678.

As of March 31, 1998, the Bond Fund held securities issued by Lehman Brothers Holdings (having a market value of $929,227). During the fiscal year ended March 31, 1998, the Short Term Fund acquired securities issued by Merill Lynch & Company, Inc. (having a market value of $392,707 as of March 31, 1998). Lehman Brothers Holdings and Merrill Lynch & Company, Inc. are the parents of two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                              PLAN OF DISTRIBUTION

As described in the Prospectus, Service Group Shares of the Fund have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 which permits Service Group Shares to pay for expenses incurred in the distribution and promotion of the Funds' Service Group Shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Advisor. The Plan expressly limits payment of distribution expenses listed above in any fiscal year to a maximum of
 .15% of the average daily net assets of Service Group Shares of the Fund. Unreimbursed expenses will not be carried over from year to year.


For the fiscal year ended March 31, 1998, Service Group Shares of the Bond Fund incurred distribution expenses of $2,672, which amount was paid to financial intermediaries for the retention of Service Group Shares.


Agreements implementing the Plan (the "Implementation Agreements"), including agreements with financial consultants and other intermediaries wherein such financial consultants and other intermediaries agree for a fee to act as agents for the sale of the Fund's Service Group Shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

The  continuance  of  the  Plan  and  the  Implementation   Agreements  must  be
specifically approved at least annually by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Service Group Shares of the Fund. In the event the Plan is terminated in accordance with its terms, Service Group Shares will not be required to make any payments for expenses incurred by the Advisor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Service Group Shares on not more than 60 days' written notice to any other party to the Implementation Agreement.The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and the holders of their Service Group Shares. The Board of Trustees believes that the expenditure of assets of Service Group Shares for distribution expenses under the Plan should assist in the growth of such shares which will benefit the Funds and the holders of their Service Group Shares through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of Service Group Shares' assets for distribution will be realized. While the Plan is in effect, all amounts spent by Service Group Shares pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business

Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $5,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1998, the Short Term Fund had capital loss carryforwards for federal income tax purposes of $586,098, which expire on March 31, 2005. In addition, the Short Term Fund had net realized capital losses of $5,918 during the period from November 1, 1997 through March 31, 1998, which are treated for federal income tax purposes as arising during the Fund's fiscal year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held

Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Both Service Group Shares and Institutional Shares of a Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Service Group Shares bear the expenses of distribution fee; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and
(iii) each class has exclusive voting rights with respect to matters affecting only that class. The Board of Trustees may classify and reclassify shares of the Funds into additional classes of shares at a future date.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for Institutional Shares of the Bond Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (December 13, 1990) to March 31, 1998 are 12.06%, 7.03% and 8.05%, respectively. The average annual total return quotations for the Short Term Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (January 21, 1992) to March 31, 1998 are 5.76%, 5.08% and 5.16%,
respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Bond Fund's Institutional Shares and Service Group Shares for the 30 days ended March 31, 1998 were 5.78% and 5.63%, respectively. The yield of the Short Term Fund for the 30 days ended March 31, 1998 was 5.28%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Bond Fund may compare its performance to the Lehman Brothers Government/Corporate Index and the Lehman Brothers Aggregate Index, which are generally considered to be representative of the performance of taxable bonds, and the Short Term Fund may compare its performance to the Merrill Lynch 1-3 Year Treasury Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                            THE JAMESTOWN BOND FUND
                            -----------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998

       Investment Adviser                                 Administrator
       ------------------                                 -------------
Tattersall Advisory Group, Inc.                  Countrywide Fund Services, Inc.
     6620 West Broad Street                             312 Walnut Street
           Suite 300                                      P.O. Box 5354
    Richmond, Virginia 23230                       Cincinnati, Ohio 45201-5354
         1.804.288.0404                                   1.800.443.4249

                             THE JAMESTOWN BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998



PERFORMANCE OF THE JAMESTOWN BOND FUND

FISCAL YEAR ENDED MARCH 31, 1998
There is something about the beginning of a year that encourages thoughts of a slowdown. It could be that after the normal Christmas retail frenzy, consumers are expected to be "spent out." Or it could be that during the inclement weather of the winter months, consumers are supposed to stay at home. Not only did they not stay at home, but they were out buying homes! During the so-called slow months, housing activity soared in response to the unbeatable combination of unusually mild weather and low interest rates. Consumer and business spending more than offset the Asian-induced weakness from the trade sector so that the economy is on track to turn in a 1st quarter performance that will most likely exceed the 3% level. Activity in Europe was also brisk, with inflation as elusive there as it is in the U.S. Interest rates fell for all G-7 countries with rates in Japan and the U.S. falling the least. With interest rates basically unchanged for the first quarter of 1998, the bond market's performance was dominated by coupon return. The Jamestown Bond Fund's Institutional Shares provided a return of 12.06% for the fiscal year ended March 31, 1998, and the Service Group Shares provided a return of 8.55% for the period from October 2, 1998 through March 31, 1998. For the year ended March 31, 1998, the Lehman Aggregate Index returned 11.99% while the Lehman Government/Corporate Index returned 12.39%.

With no clear trend in the direction of rates, duration strategy for us or for any manager was a non-event as sectors saw all of the action. Battered by huge new issuance and Asian credit concerns, corporates started the year with historically attractive yield spreads versus Treasuries, reached a peak in late January, before narrowing again with the help of decent earnings reports and a strong stock market. Our strategy was to be overweighted in corporates relative to the Index. We were also overweighted in mortgages. This sector was initially hurt by the acceleration in prepayment speeds, an event for which we had prepared the portfolio, but began to outperform as low interest rate volatility helped to calm investors' concerns. The asset-backed market outperformed Treasuries, which was quite an accomplishment considering the huge amount of new issues the market was forced to digest during the quarter. Closed-end funds basically held their own.

LOOKING AHEAD
We expect the market to establish a trend before this year ends, and that trend will most likely be to lower rates. Between now and then, however, the market will stay on edge purely from inflation worries associated with a strong economy. The Federal Reserve should remain firmly on hold. The risk to bond holders is that domestic demand remains too strong and the effect of the Asian slowdown too weak for the Federal Reserve to pursue price stability with unchanged interest rates. The latest unemployment report should help to mitigate this risk, and we expect to extend the duration if more weakness materializes.

As opposed to this time last year when we were frustrated by the lack of opportunity in sectors, we are energized by what we see this year. Having claimed victory in the first quarter with long industrials and REITS, we start the second quarter equally weighted in corporates versus the Index. We will watch carefully the trend of corporate earnings, realizing that the stock market, and thus, corporate spreads are vulnerable to negative surprises. We are currently overweighted in the mortgage sector with an emphasis on those securities that are protected from prepayments. This strategy has worked well since the end of last year, and we expect it to continue to work well with call protection priced as cheaply as it is. Asset-backed securities provide another cheap source of prepayment protection and we plan to remain overweighted in this sector as well. Finally, we expect closed-end funds to continue to provide a steady source of outperformance as prices converge to net asset values.

Although interest rates are essentially unchanged so far this year, there certainly have been opportunities to outperform the bond market. We not only expect these opportunities to continue, but we intend to fully participate in all of them.

THE JAMESTOWN BOND FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Bond Fund, the Lehman Government/Corporate Index, the Lehman Aggregate Index and the Consumer Price Index.

LINE CHART:
           LEHMAN GOVERNMENT/                   THE JAMESTOWN BOND FUND:
           CORPORATE INDEX:

                QTRLY                                       QTRLY
DATE           RETURN         BALANCE           DATE       RETURN       BALANCE
12/31/90                       10,000       12/31/90                    10,000
03/31/91        2.52%          10,252       03/31/91        1.63%       10,163
06/30/91        1.78%          10,434       06/30/91        1.39%       10,305
09/30/91        4.77%          10,932       09/30/91        5.02%       10,822
12/31/91        5.33%          11,515       12/31/91        5.18%       11,382
03/31/92       -1.50%          11,342       03/31/92       -1.49%       11,213
06/30/92        4.06%          11,803       06/30/92        3.35%       11,588
09/30/92        4.88%          12,379       09/30/92        3.83%       12,033
12/31/92        0.07%          12,387       12/31/92        0.27%       12,065
03/31/93        4.66%          12,965       03/31/93        3.81%       12,524
06/30/93        3.01%          13,355       06/30/93        2.26%       12,807
09/30/93        3.32%          13,798       09/30/93        2.22%       13,091
12/31/93       -0.29%          13,758       12/31/93        0.25%       13,124
03/31/94       -3.15%          13,325       03/31/94       -2.55%       12,789
06/30/94       -1.24%          13,160       06/30/94       -1.04%       12,656
09/30/94        0.50%          13,225       09/30/94        0.51%       12,719
12/31/94        0.37%          13,274       12/31/94        0.26%       12,752
03/31/95        4.98%          13,935       03/31/95        4.87%       13,372
06/30/95        6.49%          14,840       06/30/95        5.87%       14,157
09/30/95        1.91%          15,123       09/30/95        2.45%       14,505
12/31/95        4.66%          15,828       12/31/95        4.49%       15,156
03/31/96       -2.34%          15,458       03/31/96       -1.86%       14,874
06/30/96        0.47%          15,530       06/30/96        0.82%       14,996
09/30/96        1.76%          15,804       09/30/96        1.84%       15,272
12/31/96        3.06%          16,287       12/31/96        3.29%       15,775
03/31/97       -0.86%          16,147       03/31/97       -0.50%       15,696
06/30/97        3.64%          16,735       06/30/97        3.75%       16,285
09/30/97        3.50%          17,321       09/30/97        3.15%       16,798
12/31/97        3.21%          17,876       12/31/97        3.10%       17,318
03/31/98        1.52%          18,148       03/31/98        1.56%       17,589

LEHMAN AGGREGATE INDEX:                      CONSUMER PRICE INDEX:

              QTRLY                                          QTRLY
DATE         RETURN         BALANCE             DATE         RETURN     BALANCE
12/31/90                    10,000          12/31/90                    10,000
03/31/91      2.81%         10,281          03/31/91          0.90%     10,090
06/30/91      1.62%         10,448          06/30/91          0.40%     10,130
09/30/91      5.68%         11,041          09/30/91          0.60%     10,191
12/31/91      5.07%         11,601          12/31/91          0.90%     10,283
03/31/92     -1.27%         11,453          03/31/92          0.70%     10,355
06/30/92      4.04%         11,916          06/30/92          0.80%     10,438
09/30/92      4.30%         12,429          09/30/92          0.70%     10,511
12/31/92      0.26%         12,461          12/31/92          0.80%     10,595
03/31/93      4.14%         12,977          03/31/93          0.90%     10,690
06/30/93      2.66%         13,322          06/30/93          0.60%     10,754
09/30/93      2.61%         13,670          09/30/93          0.40%     10,797
12/31/93      0.05%         13,676          12/31/93          0.70%     10,873
03/31/94     -2.87%         13,284          03/31/94          0.50%     10,927
06/30/94     -1.03%         13,147          06/30/94          0.60%     10,993
09/30/94      0.61%         13,227          09/30/94          0.90%     11,092
12/31/94      0.38%         13,278          12/31/94          0.60%     11,158
03/31/95      5.04%         13,947          03/31/95          0.80%     11,248
06/30/95      6.09%         14,796          06/30/95          0.90%     11,349
09/30/95      1.96%         15,086          09/30/95          0.40%     11,395
12/31/95      4.26%         15,729          12/31/95          0.50%     11,452
03/31/96     -1.77%         15,450          03/31/96          0.80%     11,544
06/30/96      0.57%         15,538          06/30/96          1.10%     11,671
09/30/96      1.85%         15,826          09/30/96          0.44%     11,723
12/31/96      3.00%         16,301          12/31/96          0.82%     11,819
03/31/97     -0.56%         16,209          03/31/97          0.69%     11,901
06/30/97      3.67%         16,804          06/30/97          0.19%     11,924
09/30/97      3.32%         17,362          09/30/97          0.44%     11,976
12/31/97      2.94%         17,873          12/31/97          0.62%     12,050
03/31/98      1.56%         18,151          03/31/98          0.12%     12,064

The Jametown Bond Fund Average Annual Total Returns
1 Year         5 Years        Since Inception*
12.06%         7.03%          8.05%

*The chart above represents the performance of Institution shares only, which will vary from the performance of Service Group Shares based on the difference in fees paid by shareholders in the different classes. The Fund commenced operations on December 13, 1990, and the initial public offering of Service Group Shares commenced on October 2, 1997.

Past performance is not predictive of future performance.

                            THE JAMESTOWN BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998

ASSETS
Investments in securities:
                     At acquisition cost                                       $   91,630,430
                                                                               ==============
                     At value (Note 1)                                         $   93,694,603
Investments in repurchase agreements (Note 1)                                       6,753,000
Cash                                                                                    9,739
Receivable for securities sold                                                      3,192,094
Interest receivable                                                                 1,027,791
Other assets                                                                            1,985
                                                                               --------------
                     TOTAL ASSETS                                                 104,679,212
                                                                               --------------

LIABILITIES
Dividends payable                                                                      45,034
Payable for securities purchased                                                    5,283,937
Accrued advisory fees (Note 3)                                                         14,308
Accrued administration fees (Note 3)                                                    5,980
Accrued distribution expenses (Note 3)                                                  1,291
Other accrued expenses                                                                  9,962
                                                                               --------------
                     TOTAL LIABILITIES                                              5,360,512
                                                                               --------------

NET ASSETS                                                                     $   99,318,700
                                                                               ==============

Net assets consist of:
Paid-in capital                                                                $   96,949,176
Accumulated net realized gains from security transactions                             297,227
Undistributed net investment income                                                     8,124
Net unrealized appreciation on investments                                          2,064,173
                                                                               --------------
                     Net assets                                                $   99,318,700
                                                                               ==============

PRICING OF INSTITUTIONAL SHARES
Net assets attributable to Institutional Shares                                $   96,250,111
                                                                               ==============

Shares of beneficial interest outstanding (unlimited number of shares
                     authorized, no par value)                                      8,886,698
                                                                               ==============

Net asset value, offering price and redemption price per share (Note 1)        $        10.83
                                                                               ==============

PRICING OF SERVICE GROUP SHARES
Net assets applicable to Service Group Shares                                  $    3,068,589
                                                                               ==============

Shares of beneficial interest outstanding (unlimited number of shares
                     authorized, no par value)                                        283,310
                                                                               ==============

Net asset value, offering price and redemption price per share (Note 1)        $        10.83
                                                                               ==============


See accompanying notes to financial statements.

                            THE JAMESTOWN BOND FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998

INVESTMENT INCOME
  Interest                                                                     $    5,328,394
  Dividends                                                                           383,282
                                                                               --------------
    TOTAL INVESTMENT INCOME                                                         5,711,676
                                                                               --------------

EXPENSES
  Investment advisory fees (Note 3)                                                   326,338
  Administration fees (Note 3)                                                         67,341
  Custodian fees                                                                       16,026
  Professional fees                                                                    15,996
  Pricing costs                                                                        10,442
  Registration fees                                                                     8,212
  Trustees' fees and expenses                                                           5,405
  Insurance expense                                                                     4,675
  Printing of shareholder reports                                                       2,917
  Distribution expenses, Service Group Shares (Note 3)                                  2,672
  Other expenses                                                                        3,555
                                                                               --------------
    TOTAL EXPENSES                                                                    463,579
  Fees waived by the Adviser (Note 3)                                                 (16,111)
  Expenses reimbursed through a directed brokerage arrangement (Note 4)                (9,678)
                                                                               --------------
    NET EXPENSES                                                                      437,790
                                                                               --------------

NET INVESTMENT INCOME                                                               5,273,886
                                                                               --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                     1,826,210
  Net change in unrealized appreciation/depreciation on investments                 2,574,722
                                                                               --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                    4,400,932
                                                                               --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $    9,674,818
                                                                               ==============



See accompanying notes to financial statements.

                            THE JAMESTOWN BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997


                                                                                                    Year                Year
                                                                                                   Ended               Ended
                                                                                               March 31,           March 31,
                                                                                                    1998                1997

FROM OPERATIONS:
                     Net investment income                                                $    5,273,886      $    5,005,951
                     Net realized gains (losses) from security transactions                    1,826,210            (391,414)
                     Net change in unrealized appreciation/depreciation
                                          on investments                                       2,574,722            (405,910)
                                                                                          --------------      --------------
Net increase in net assets from operations                                                     9,674,818           4,208,627
                                                                                          --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
                     From net investment income, Institutional Shares                         (5,189,396)         (5,104,234)
                     From net investment income, Service Group Shares                            (99,842)                 --
                                                                                          --------------      --------------
Decrease in net assets from distributions from shareholders                                   (5,289,238)         (5,104,234)
                                                                                          --------------      --------------

FROM CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES
                     Proceeds from shares sold                                                15,597,164           9,262,915
                     Net asset value of shares issued in reinvestment
                                          of distributions to shareholders                     5,049,237           4,238,186
                     Payments for shares redeemed                                             (5,227,155)        (10,880,119)
                                                                                          --------------      --------------
Net increase in net assets from Institutional Shares transactions                             15,419,246           2,620,982
                                                                                          --------------      --------------

SERVICE GROUP SHARES
                     Proceeds from shares sold                                                 4,316,277                  --
                     Net asset value of shares issued in reinvestment
                                          of distributions to shareholders                        99,842                  --
                     Payments for shares redeemed                                             (1,401,739)                 --
                                                                                          --------------      --------------
Net increase in net assets from Service Group Shares transactions                              3,014,380                  --
                                                                                          --------------      --------------


TOTAL INCREASE IN NET ASSETS                                                                  22,819,206           1,725,375

NET ASSETS:
                     Beginning of year                                                        76,499,494          74,774,119
                                                                                          --------------      --------------
                     End of year - (including undistributed net investment
                                          income of $8,124 and $23,476, respectively)     $   99,318,700      $   76,499,494
                                                                                          ==============      ==============

Capital share activity:
                     Institutional Shares
                     Sold                                                                      1,446,450             892,247
                     Reinvested                                                                  472,113             409,635
                     Redeemed                                                                   (486,114)         (1,043,163)
                                                                                          --------------      --------------
                     Net increase in shares outstanding                                        1,432,449             258,719
                     Shares outstanding, beginning of year                                     7,454,249           7,195,530
                                                                                          --------------      --------------
                     Shares outstanding, end of year                                           8,886,698           7,454,249
                                                                                          ==============      ==============


                     Service Group Shares
                     Sold                                                                        402,367                  --
                     Reinvested                                                                    9,229                  --
                     Redeemed                                                                   (128,286)                 --
                                                                                          --------------      --------------
                     Net increase in shares outstanding                                          283,310                  --
                     Shares outstanding, beginning of year                                            --                  --
                                                                                          --------------      --------------
                     Shares outstanding, end of year                                             283,310                  --
                                                                                          ==============      ==============


See accompanying notes to financial statements.

                 THE JAMESTOWN BOND FUND - Institutional Shares

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year



                                                                                 Years Ended March 31,

                                                                 1998           1997        1996          1995      1994
Net asset value at beginning of year                           $10.26         $10.39       $9.97        $10.15    $10.82
                                                               ------         ------      ------        ------    ------

Income from investment operations:
  Net investment income                                          0.58           0.68        0.70          0.62      0.55
  Net realized and unrealized gains (losses) on investments      0.63          (0.12)       0.41         (0.18)    (0.30)
                                                               ------         ------      ------        ------    ------
Total from investment operations                                 1.21           0.56        1.11          0.44      0.25
                                                               ------         ------      ------        ------    ------

Less distributions:
  Dividends from net investment income                          (0.64)         (0.69)      (0.69)        (0.62)    (0.55)
  Distributions from net realized gains                            --             --          --            --     (0.19)
  Distributions in excess of net realized gains                    --             --          --            --     (0.18)
                                                               ------         ------      ------        ------    ------
Total distributions                                             (0.64)         (0.69)      (0.69)        (0.62)    (0.92)
                                                               ------         ------      ------        ------    ------
Net asset value at end of year                                 $10.83         $10.26      $10.39         $9.97    $10.15
                                                               ======         ======      ======        ======    ======
Total return                                                    12.06%          5.52%      11.23%         4.56%     2.12%
                                                               ======         ======      ======        ======    ======
Net assets at end of year (000's)                             $96,250        $76,499     $74,774       $72,029   $64,029
                                                              =======        =======     =======       =======   =======
Ratio of gross expenses to average net assets                    0.53%          0.53%       0.56%         0.57%     0.60%

Ratio of net expenses to average net assets (a)                  0.50%          0.50%       0.53%         0.53%     0.60%

Ratio of net investment income to average net assets             6.06%          6.48%       6.54%         6.28%     5.03%

Portfolio turnover rate                                           235%           207%        268%          381%      381%


(a) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement for periods after March 31, 1994 (Note 4) and investment advisory fees waived for the year ended March 31, 1998 (Note 3).


See accompanying notes to financial statements.

THE JAMESTOWN BOND FUND - Service Group Shares

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period


                                                                     Period
                                                                      Ended
                                                                  March 31,
                                                                   1998 (a)
Net asset value at beginning of period                               $10.69
                                                                     ------

Income from investment operations:
            Net investment income                                      0.37
            Net realized and unrealized gains on investments           0.08
                                                                     ------
Total from investment operations                                       0.45
                                                                     ------

Less distributions:
            Dividends from net investment income                      (0.31)
                                                                     ------

Net asset value at end of period                                     $10.83
                                                                     ======

Total return                                                           8.55%(c)
                                                                     ======

Net assets at end of period (000's)                                  $3,069
                                                                     ======

Ratio of gross expenses to average net assets                          0.68%(c)

Ratio of net expenses to average net assets (b)                        0.65%(c)

Ratio of net investment income to average net assets                   5.96%(c)

Portfolio turnover rate                                                 235%


(a) Represents the period from the initial public offering of Service Group
Shares (October 2, 1997) through March 31, 1998.

(b) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement (Note 4) and investment advisory fees waived for the year ended March 31, 1998 (Note 3).

(c) Annualized.

See accompanying notes to financial statements.

                  THE JAMESTOWN BOND FUND

                  PORTFOLIO OF INVESTMENTS

                    March 31, 1998
      Par Value                                                                                                         Value
                    U.S. TREASURY OBLIGATIONS - 20.9%
                    U.S. Treasury Bonds - 9.9%
$     7,535,000                       8.50%, due 02/15/2020                                                   $     9,789,623
                                                                                                              ---------------

                    U.S. Treasury Notes - 8.6%
      8,380,000                       6.50%, due 05/31/2001                                                         8,582,964
                                                                                                              ---------------

                    U.S. Treasury Inflation-Protection Notes - 2.4%
      1,600,000                       3.625%, due 07/15/2002                                                        1,598,288
        760,000                       3.375%, due 01/15/2007                                                          751,557
                                                                                                              ---------------
                                                                                                                    2,349,845
                                                                                                              ---------------

                    Total U.S. Treasury Obligations (Cost $19,648,349)                                        $    20,722,432
                                                                                                              ---------------


                    MORTGAGE-BACKED SECURITIES - 36.2%
                    Federal Home Loan Mortgage Corporation - 6.0%
$       975,000                       Pool #1472, 6.75%, due 05/15/2006                                       $       986,573
      1,118,285                       Pool #1561-ZB, 6.00%, due 08/15/2006                                          1,118,285
        825,000                       Pool #1197-H, 6.75%, due 02/15/2007                                             839,437
      1,000,000                       Pool #1221-I, 7.00%, due 03/15/2007                                           1,018,750
        825,000                       Pool #1655-HB, 6.50%, due 10/15/2008                                            831,955
      1,246,864                       Pool #C80393, 6.00%, due 03/15/2026                                           1,205,406
                                                                                                              ---------------
                                                                                                                    6,000,406
                                                                                                              ---------------

                    Federal National Mortgage Association - 9.7%
        817,497                       Pool #313443, 6.775%, due 04/01/2004                                            839,467
      1,191,744                       Pool #375139, 7.13% due 05/01/2004                                            1,245,744
      1,467,421                       Pool #375299, 6.81%, due 08/01/2004                                           1,512,361
        601,498                       Pool #73061, 8.66%, due 01/01/2005                                              667,005
        626,778                       Pool #73126, 7.00%, due 07/01/2005                                              649,687
        603,222                       Series #92-61-ZB, 7.50%, due 05/25/2007                                         640,923
        765,000                       Series #92-179-H, 7.00%, due 09/01/2007                                         785,081
        548,352                       Pool #375538, 6.70%, due 11/01/2007                                             564,631
        750,000                       Series #98-M3, 6.45%, due 01/01/2011                                            747,422
      1,100,000                       Series #97-M3, 7.20%, adjustable rate, due 08/17/2018                         1,162,219
        746,312                       Series #G92-44-Z, 8.00%, due 07/25/2022                                         811,846
                                                                                                              ---------------
                                                                                                                    9,626,386
                                                                                                              ---------------
      Par Value                                                                                                         Value
                    MORTGAGE-BACKED SECURITIES - Continued
                    Government National Mortgage Association - 11.1%
$        80,114                       Pool #223997, 8.85%, due 05/15/2018                                     $        86,382
        607,105                       Pool #224002, 8.85%, due 07/15/2018                                             654,599
        398,317                       Pool #333658, 7.50%, due 01/15/2023                                             409,402
        859,923                       Pool #342526, 7.50%, due 02/15/2023                                             883,855
        995,361                       Pool #349314, 7.50%, due 02/15/2023                                           1,023,062
        733,877                       Pool #352143, 7.50%, due 07/15/2023                                             754,300
        726,327                       Pool #346772, 7.50%, due 09/15/2023                                             746,540
        755,992                       Pool #372822, 7.50%, due 11/15/2023                                             777,032
        999,619                       Pool #359451, 7.50%, due 12/15/2023                                           1,027,438
        415,962                       Pool #354831, 7.50%, due 06/15/2024                                             427,018
        860,611                       Pool #8459, 7.00%, adjustable rate, due 07/20/2024                              882,393
        604,064                       Pool #28484, 7.00%, adjustable rate, due 08/20/2024                             619,262
        519,837                       Pool #8482, 7.00%, adjustable rate, due 08/20/2024                              532,916
        739,638                       Pool #8542, 7.00%, adjustable rate, due 11/20/2024                              757,323
        486,214                       Pool #441273, 8.00%, due 10/15/2026                                             503,460
        900,000                       TBA, 8.00%, due 04/15/2028                                                      932,062
                                                                                                              ---------------
                                                                                                                   11,017,044
                                                                                                              ---------------

                    Student Loan Marketing Association - 3.3%
        499,735                       Series #96-2-A1, 5.678%, adjustable rate, due 10/25/2004                        498,174
      2,468,492                       Series #97-2-A1, 5.704%, adjustable rate, due 10/25/2005                      2,460,778
        331,516                       Series #97-3-A1, 5.884%, adjustable rate, due 04/25/2006                        330,791
                                                                                                              ---------------
                                                                                                                    3,289,743
                                                                                                              ---------------

                    Other Mortgage-Backed Securities - 6.1%
                                      Deutsche Mortgage and Asset Receiving Corporation #98-C1-A2,
      1,915,000                                         6.538%, due 06/01/2031                                      1,928,764
                                      First Union-Lehman Brothers Commercial Mortgage Trust #97-C2-A1,
        825,869                                         6.479%, due 03/01/2004                                        832,579
                                      LB Commercial Conduit Mortgage Trust #98-C1-A3,
        975,000                                         6.48%, due 02/01/2030                                         978,656
                                      Lehman Brothers Mortgage Trust #91-2-A1,
        380,286                                         8.00%, due 03/20/1999                                         383,257
                                      Morgan Stanley Capital I #98-WF1-A2,
      1,065,000                                         6.55%, due 12/15/2007                                       1,076,482
                                      Resolution Funding Mortgage Security I #94-S12-A2,
        800,000                                         6.50%, due 04/25/2009                                         801,248
                                                                                                              ---------------
                                                                                                                    6,000,986
                                                                                                              ---------------

                    Total Mortgage-Backed Securities (Cost $35,765,832)                                       $    35,934,565
                                                                                                              ---------------

      Par Value                                                                                                        Value
                    ASSET-BACKED SECURITIES - 5.6%
                    Bank America Manufactured Housing Contract  #96-1-A6,
$       650,000                       8.00%, due 10/10/2026                                                   $      696,995
                    CIT RV Trust #95-B-A1,
        242,235                       6.50%, due 04/15/2011                                                          243,824
                    CIT RV Trust #96-A-A1,
        613,215                       5.40%, due 12/15/2011                                                          607,273
                    Fleetwood Credit Corporation Grantor Trust #94-A-A,
        461,658                       4.70%, due 07/15/2009                                                          453,432
                    Fleetwood Credit Corporation Grantor Trust #96-A-A,
        455,884                       6.75%, due 10/15/2011                                                          459,586
                    Green Tree Financial Corporation, #97-2-A6,
        775,000                       7.24%, due 06/15/2028                                                          800,908
                    Green Tree Financial Corporation, #97-2-A7,
        700,000                       7.62%, due 04/15/2028                                                          726,467
                    Green Tree Financial Corporation, #98-A,
      1,550,000                       6.18%, due 04/01/2018                                                        1,546,590
                                                                                                              --------------
                    Total Asset-Backed Securities (Cost $5,459,617)                                           $    5,535,075
                                                                                                              --------------

                    CORPORATE BONDS - 24.4%
                    Allmerica Financial Corporation,
$       390,000                       7.625%, due 10/15/2025                                                  $      411,575
                    Associates Corporation,
        700,000                       5.75%, due 10/15/2003                                                          684,775
                    Avalon Properties, Inc.,
        485,000                       6.625%, due 01/15/2005                                                         479,573
                    Baltimore Gas & Electric Corporation,
      1,000,000                       8.90%, due 07/01/1998                                                        1,007,470
                    Bank of New York,
        610,000                       6.50%, due 12/01/2003                                                          617,265
                    Beneficial Corporation Medium Term Notes,
        800,000                       6.33%, due 10/09/2001                                                          801,952
                    BRE Properties, Inc.,
        425,000                       7.125%, due 02/15/2013                                                         422,450
                    Chrysler Corporation,
        340,000                       7.45%, due 03/01/2027                                                          364,970
                    Coca-Cola Enterprises,
        440,000                       6.75%, due 01/15/2038                                                          434,500
                    Dayton Hudson Corporation,
        370,000                       6.75%, due 01/01/2028                                                          363,862
                    Dominion Capital Trust,
        310,000                       7.83%, due 12/01/2027                                                          316,808

      Par Value                                                                                                       Value
                    CORPORATE BONDS - Continued
                    Duke Realty Limited Partnership,
$       470,000                       7.05%, due 03/01/2016                                                   $     473,351
                    Equity Residential Properties Trust,
        875,000                       6.55%, due 11/15/2001                                                         877,153
                    Firstar Bank Milwaukee,
      2,450,000                       6.25%, due 12/01/2002                                                       2,461,638
                    Ford Motor Company,
        275,000                       8.875%, due 01/15/2022                                                        336,465
                    Ford Motor Credit Medium Term Notes,
        950,000                       7.45%, due 04/13/2000                                                         975,498
                    General Motors,
        235,000                       8.80%, due 03/01/2021                                                         286,265
                    General Motors Acceptance Corporation Medium Term Notes,
      1,400,000                       6.80%, due 04/17/2001                                                       1,425,886
                    IBM Corporation,
        420,000                       6.50%, due 01/15/2028                                                         411,247
                    International Lease Finance Medium Term Notes,
      1,315,000                       6.42%, due 09/11/2000                                                       1,325,112
                    JDN Realty Corporation,
        375,000                       6.95%, due 08/01/2007                                                         372,011
                    JP Realty, Inc.,
        485,000                       7.29%, due 03/11/2008                                                         487,692
                    Lehman Brothers Holdings,
        925,000                       6.40%, due 12/27/1999                                                         929,227
                    May Department Stores Company,
        275,000                       7.45%, due 09/15/2011                                                         299,107
                    Mellon Financial Company,
        915,000                       7.625%, due 11/15/1999                                                        935,505
                    Morgan Stanley Group,
        500,000                       6.09%, due 03/09/2011                                                         499,975
                    National City Corporation,
        900,000                       7.20%, due 05/15/2005                                                         942,444
                    Norfolk Southern Corporation,
        370,000                       7.80%, due 05/15/2027                                                         413,960
                    Norwest Financial, Inc.,
        450,000                       6.05%, due 11/19/1999                                                         451,138
                    SBC Communications, Inc.,
        600,000                       6.625%, due 11/01/2009                                                        614,034

      Par Value                                                                                                       Value
                CORPORATE BONDS - Continued
                    Sears Roebuck & Company,
$       750,000                       6.86%, due 07/03/2001                                                   $      765,525
        750,000                       6.99%, due 09/30/2002                                                          770,947
                    Spieker Properties LP,
        370,000                       6.75%, due 01/15/2008                                                          364,361
                    Suntrust Bank,
        340,000                       6.125%, due 02/15/2004                                                         337,175
                    Textron, Inc.,
        510,000                       6.625%, due 11/15/2007                                                         518,399
                    TRW Inc.,
        425,000                       6.25%, due 01/15/2010                                                          411,816
                    Union Camp Corporation,
        325,000                       6.50%, due 11/15/2007                                                          326,905
                    United Parcel Service of America, Inc.,
        300,000                       8.375%, due 04/01/2030                                                         368,007
                                                                                                              --------------
                    Total Corporate Bonds (Cost $24,078,849)                                                  $   24,286,043
                                                                                                              --------------

    Shares
                    CLOSED-END MUTUAL FUNDS - 7.2%
         37,400     Blackrock 1999 Term Trust, Inc.                                                           $      352,963
        180,600     Blackrock 2001 Term Trust, Inc.                                                                1,568,963
          1,200     Blackrock Broad Investment Grade 2009 Term Trust, Inc.                                            15,225
         53,900     Blackrock Investment Quality Term Trust, Inc.                                                    454,781
         10,000     Blackrock North American Government Income Trust                                                 106,250
        125,300     Blackrock Strategic Term Trust, Inc.                                                           1,080,713
         12,000     Dean Witter Government Income Trust                                                              103,500
          7,400     Excelsior Income Shares, Inc.                                                                    126,262
        202,200     Hyperion 1999 Term Trust, Inc.                                                                 1,415,400
        201,000     Hyperion 2002 Term Trust, Inc.                                                                 1,608,000
          4,100     Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.                                       34,337
         16,400     Income Opportunities Fund, Inc. - 1999                                                           156,825
         28,900     MFS Government Markets Income Trust                                                              193,269
                                                                                                              --------------
                    Total Closed-End Funds (Cost $6,677,783)                                                  $    7,216,488
                                                                                                              --------------

                    Total Investments at Value (Cost $91,630,430) - 94.3%                                     $   93,694,603
                                                                                                              --------------

     Face
    Amount                                                                                                             Value
                    REPURCHASE AGREEMENTS (a) - 6.8%
                    Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
$     6,753,000                       repurchase proceeds $6,753,985 (Cost $6,753,000)                        $     6,753,000
                                                                                                              ---------------

                    Total Investments and Repurchase Agreements
                                      at Value - 101.1%                                                       $   100,447,603

                    Liabilities in Excess of Other Assets - (1.1)%                                                 (1,128,903)
                                                                                                              ---------------

                    Net Assets - 100.0%                                                                       $    99,318,700
                                                                                                              ===============


(a) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $6,947,756.

              See accompanying notes to financial statements.

                            THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 13, 1990.

The Fund offers two classes of shares: Service Group Shares, sold subjuect to a 12b-1 fee up to 0.15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Service Group and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except thta (i) Service Group Shares bear the expenses of the distribution fees, which will cause Service Group Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of shares of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting priciples requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the Federal income tax cost of portfolio investments of $91,682,263 as of March 31, 1998:

  Gross unrealized appreciation....................................$ 2,271,814
  Gross unrealized depreciation.......................................(259,474)
                                                                      ----------
  Net unrealized appreciation......................................$ 2,012,340
                                                                     ===========

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $204,131,539 and $194,635,139, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Tattersall Advisory Group, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Institutional Shares of the Fund to .50% of its average daily net assets, and to limit the total operating expenses of the Service Group Shares of the Fund to .65% of its average daily net assets; accordingly, the Adviser waived $16,111 of its investment advisory fee for the year ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee, plus a surcharge of $1,000 per month. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the Plan) with respect to Service Group Shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Service Group Shares, not to exceed 0.15% of average daily net assets applicable to Service Group Shares. For the period ended March 31, 1998, Service Group Shares incurred $2,672 of distribution expenses under the Plan.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees have been paid through an arrangement with a third-party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement totaled $9,678 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Bond Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                       THE JAMESTOWN SHORT TERM BOND FUND
                       ----------------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998


        Investment Adviser                                Administrator
        ------------------                                -------------
 Tattersall Advisory Group, Inc.                 Countrywide Fund Services, Inc.
      6620 West Broad Street                            312 Walnut Street
            Suite 300                                     P.O. Box 5354
     Richmond, Virginia 23230                      Cincinnati, Ohio 45201-5354
          1.804.288.0404                                  1.800.443.4249

                       THE JAMESTOWN SHORT TERM BOND FUND

                     MANAGEMENT AND DISCUSSION AND ANALYSIS

                                 March 31, 1998

PERFORMANCE OF THE JAMESTOWN SHORT TERM BOND FUND

FISCAL YEAR ENDED MARCH 31, 1998
There is something about the beginning of a year that encourages thoughts of a slowdown. It could be that after the normal Christmas retail frenzy, consumers are expected to be "spent out." Or it could be that during the inclement weather of the winter months, consumers are supposed to stay at home. Not only did they not stay at home, but they were out buying homes! During the so-called slow months, housing activity soared in response to the unbeatable combination of unusually mild weather and low interest rates. Consumer and business spending more than offset the Asian-induced weakness from the trade sector so that the economy is on track to turn in a 1st quarter performance that will most likely exceed the 3% level. Activity in Europe was also brisk, with inflation as elusive there as it is in the U.S. Interest rates fell for all G-7 countries with rates in Japan and the U.S. falling the least. With short term interest rates falling slightly for the quarter of 1998, the bond market's performance was dominated by coupon return. The Jamestown Short Term Bond Fund provided a return of 5.76% for the fiscal year ended March 31, 1998. The 3-Month Treasury Bill Index returned 5.35%, while the Merrill Lynch 1-3 Year Treasury Index returned 7.51% for the same period.

With no clear trend in the direction of rates, duration strategy for us or for any manager was a non-event as sectors saw all of the action. Battered by huge new issuance and Asian credit concerns, corporates started the year with historically attractive yield spreads versus Treasuries, reached a peak in late January, before narrowing again with the help of decent earnings reports and a strong stock market. Our strategy was to be overweighted in shorter liquid securities as well as corporates and mortgages. The latter sector was initially hurt by the acceleration in prepayment speeds, an event for which we had prepared the portfolio, but began to outperform as low interest rate volatility helped to calm investors' concerns. The asset-backed market outperformed Treasuries, which was quite an accomplishment considering the huge amount of new issues the market was forced to digest during the quarter.

LOOKING AHEAD
We expect the market to establish a trend before this year ends, and that trend will most likely be to lower rates. Between now and then, however, the market will stay on edge purely from inflation worries associated with a strong economy. The Federal Reserve should remain firmly on hold. The risk to bond holders is that domestic demand remains too strong and the effect of the Asian slowdown too weak for the Federal Reserve to pursue price stability with unchanged interest rates. The latest unemployment report should help to mitigate this risk, and we expect to extend durations if more weakness materializes.

As opposed to this time last year when we were frustrated by the lack of opportunity in sectors, we are energized by what we see this year. We start the second quarter very liquid, with a moderate weighting in corporates. We will watch carefully the trend of corporate earnings, realizing that the stock market, and thus, corporate spreads are vulnerable to negative surprises. We are currently looking to add to our mortgage position with an emphasis on those securities that are protected from prepayments. This strategy has worked well since the end of last year, and we expect it to continue to work well with call protection priced as cheaply as it is. Asset-backed securities provide another cheap source of prepayment protection and we plan to remain overweighted in this sector as well. Finally, we expect closed-end funds to continue to provide a steady source of outperformance as prices converge to net asset values.

Although interest rates are essentially unchanged so far this year, there certainly have been opportunities to outperform the bond market. We not only expect these opportunities to continue, but we intend to fully participate in all of them.

THE JAMESTOWN SHORT TERM BOND FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Short Term Bond Fund, the Merrill Lynch 1-3 Year Treasury Index, the 90-Day Treasury Bill Index and the Consumer Price Index.
MERRILL LYNCH 1-3 YEAR TREASURY INDEX:           THE JAMESTOWN SHORT TERM
                                                         BOND FUND:

                QTRLY                                       QTRLY
    DATE       RETURN       BALANCE           DATE         RETURN       BALANCE
01/31/92                   10,000         01/31/92                      10,000
03/31/92        0.31%      10,031         03/31/92          0.25%       10,025
06/30/92        2.88%      10,319         06/30/92          2.03%       10,229
09/30/92        2.98%      10,627         09/30/92          2.14%       10,448
12/31/92        0.18%      10,646         12/31/92          0.15%       10,463
03/31/93        2.21%      10,882         03/31/93          1.95%       10,667
06/30/93        1.08%      10,999         06/30/93          1.27%       10,803
09/30/93        1.44%      11,157         09/30/93          1.34%       10,947
12/31/93        0.59%      11,222         12/31/93          0.61%       11,015
03/31/94       -0.50%      11,166         03/31/94         -0.48%       10,962
06/30/94        0.08%      11,176         06/30/94          0.23%       10,987
09/30/94        0.99%      11,286         09/30/94          0.93%       11,090
12/31/94        0.00%      11,286         12/31/94         -0.05%       11,084
03/31/95        3.36%      11,665         03/31/95          3.38%       11,458
06/30/95        3.21%      12,039         06/30/95          3.01%       11,803
09/30/95        1.50%      12,220         09/30/95          1.33%       11,960
12/31/95        2.52%      12,528         12/31/95          2.62%       12,273
03/31/96        0.33%      12,570         03/31/96          0.25%       12,304
06/30/96        1.01%      12,696         06/30/96          0.77%       12,399
09/30/96        1.65%      12,906         09/30/96          1.56%       12,592
12/31/96        1.90%      13,151         12/31/96          1.56%       12,788
03/31/97        0.66%      13,239         03/31/97          1.04%       12,920
06/30/97        2.20%      13,530         06/30/97          1.56%       13,122
09/30/97        1.96%      13,795         09/30/97          1.46%       13,313
12/31/97        1.68%      14,027         12/31/97          1.35%       13,493
03/31/98        1.47%      14,233         03/31/98          1.27%       13,665


       CONSUMER PRICE INDEX:                   90-DAY TREASURY BILL INDEX:

               QTRLY                                      QTRLY
    DATE      RETURN     BALANCE             DATE        RETURN         BALANCE
01/31/92                 10,000           01/31/92                      10,000
03/31/92       0.40%     10,040           03/31/92         0.64%        10,064
06/30/92       0.80%     10,120           06/30/92         1.10%        10,174
09/30/92       0.70%     10,191           09/30/92         1.01%        10,277
12/31/92       0.80%     10,273           12/31/92         0.77%        10,357
03/31/93       0.90%     10,365           03/31/93         0.78%        10,437
06/30/93       0.60%     10,427           06/30/93         0.77%        10,518
09/30/93       0.40%     10,469           09/30/93         0.82%        10,604
12/31/93       0.70%     10,542           12/31/93         0.78%        10,687
03/31/94       0.50%     10,595           03/31/94         0.77%        10,768
06/30/94       0.60%     10,659           06/30/94         0.96%        10,872
09/30/94       0.90%     10,755           09/30/94         1.08%        10,989
12/31/94       0.60%     10,819           12/31/94         1.33%        11,135
03/31/95       0.80%     10,906           03/31/95         1.50%        11,302
06/30/95       0.90%     11,004           06/30/95         1.50%        11,472
09/30/95       0.40%     11,048           09/30/95         1.42%        11,635
12/31/95       0.50%     11,104           12/31/95         1.47%        11,806
03/31/96       0.80%     11,193           03/31/96         1.23%        11,951
06/30/96       1.10%     11,316           06/30/96         1.29%        12,105
09/30/96       0.44%     11,366           09/30/96         1.38%        12,273
12/31/96       0.82%     11,460           12/31/96         1.30%        12,433
03/31/97       0.69%     11,539           03/31/97         1.28%        12,591
06/30/97       0.19%     11,561           06/30/97         1.36%        12,763
09/30/97       0.44%     11,611           09/30/97         1.34%        12,934
12/31/97       0.62%     11,683           12/31/97         1.25%        13,096
03/31/98       0.12%     11,697           03/31/98         1.30%        13,266

The Jamestown Short Term Bond Fund Average Annual Total Returns
1 Year         5 Years        Since Inception*
5.76%          5.08%          5.16%

*Initial public offering of shares was January 21, 1992.

Past performance is not predictive of future performance.

                       THE JAMESTOWN SHORT TERM BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998
ASSETS
Investments in securities:
                        At acquisition cost                      $  8,930,770
                                                                 ============
                        At value (Note 1)                        $  8,927,938
Investments in repurchase agreements (Note 1)                       1,224,000
Cash                                                                      799
Principal paydowns receivable                                           6,681
Interest receivable                                                    51,519
Due from Adviser (Note 3)                                               4,206
Other assets                                                              251
                                                                 ------------
                        TOTAL ASSETS                               10,215,394
                                                                 ------------

LIABILITIES
Accrued administration fees (Note 3)                                    2,000
Other accrued expenses                                                  1,530
                                                                 ------------
                        TOTAL LIABILITIES                               3,530
                                                                 ------------

NET ASSETS                                                       $ 10,211,864
                                                                 ============

Net assets consist of:
Paid-in capital                                                  $ 10,805,414
Accumulated net realized losses from security transactions           (592,016)
Undistributed net investment income                                     1,298
Net unrealized depreciation on investments                             (2,832)
                                                                 ------------
                        Net assets                               $ 10,211,864
                                                                 ============


Shares of beneficial interest outstanding
                        (unlimited number of shares
                        authorized, no par value)                   1,062,311
                                                                 ============

Net asset value, offering price and redemption price
                        per share (Note 1)                       $       9.61
                                                                 ============



See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998

INVESTMENT INCOME
                       Interest                                                               $ 616,998
                                                                                              ---------

EXPENSES
                       Investment advisory fees (Note 3)                                         37,708
                       Administration fees (Note 3)                                              24,000
                       Professional fees                                                         12,496
                       Trustees' fees and expenses                                                5,405
                       Pricing costs                                                              4,809
                       Custodian fees                                                             3,600
                       Postage and supplies                                                       2,080
                       Printing of shareholder reports                                            1,859
                       Registration fees                                                          1,464
                       Other expenses                                                             1,474
                                                                                              ---------
                                              TOTAL EXPENSES                                     94,895
                       Fees waived and expenses reimbursed by the Adviser (Note 3)              (44,617)
                                                                                              ---------
                                              NET EXPENSES                                       50,278
                                                                                              ---------

NET INVESTMENT INCOME                                                                           566,720
                                                                                              ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
                       Net realized losses from security transactions                           (45,768)
                       Net change in unrealized appreciation/depreciation on investments         48,104
                                                                                              ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                  2,336
                                                                                              ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                    $ 569,056
                                                                                              =========
See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997

                                                                                                             Year              Year
                                                                                                            Ended             Ended
                                                                                                        March 31,          March 31,
                                                                                                             1998              1997
FROM OPERATIONS:
                          Net investment income                                                    $     566,720        $   581,834
                          Net realized losses from security transactions                                 (45,768)          (101,843)
                          Net change in unrealized appreciation/depreciation
                                                    on investments                                        48,104             (3,365)
                                                                                                   -------------        ------------
Net increase in net assets from operations                                                               569,056            476,626
                                                                                                   -------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
                          From net investment income                                                    (568,054)          (582,861)
                                                                                                   -------------        ------------

FROM CAPITAL SHARE TRANSACTIONS:
                          Proceeds from shares sold                                                    2,162,478          2,203,737
                          Net asset value of shares issued in reinvestment
                                                    of distributions to shareholders                     568,054            582,861
                          Payments for shares redeemed                                                (2,444,148)        (2,181,641)
                                                                                                   -------------        ------------
Net increase in net assets from capital share transactions                                               286,384            604,957
                                                                                                   -------------        ------------

TOTAL INCREASE IN NET ASSETS                                                                             287,386            498,722

NET ASSETS:
                          Beginning of year                                                            9,924,478          9,425,756
                                                                                                   -------------        ------------
                          End of year - (including undistributed net investment
                                                    income of $1,298 and $2,632, respectively)     $  10,211,864        $ 9,924,478
                                                                                                   =============        ============



Capital share activity:

                          Sold                                                                           223,127            226,810
                          Reinvested                                                                      59,049             60,494
                          Redeemed                                                                      (252,774)          (224,329)
                                                                                                   -------------        ------------
                          Net increase in shares outstanding                                              29,402             62,975
                          Shares outstanding, beginning of year                                        1,032,909            969,934
                                                                                                   -------------        ------------
                          Shares outstanding, end of year                                              1,062,311          1,032,909
                                                                                                   =============        ============



See accompanying notes to financial statements.

THE JAMESTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                    Years Ended March 31,
                                                                    1998         1997       1996         1995         1994

Net asset value at beginning of year                               $9.61        $9.72      $9.64        $9.82       $10.07
                                                                 -------       ------     ------      -------      -------
Income from investment operations:
             Net investment income                                  0.54         0.58       0.62         0.60         0.51
             Net realized and unrealized gains (losses)
                          on investments                            0.00        (0.11)      0.08        (0.17)       (0.23)
                                                                 -------       ------     ------      -------      -------
Total from investment operations                                    0.54         0.47       0.70         0.43         0.28
                                                                 -------       ------     ------      -------      -------

Less distributions:
             Dividends from net investment income                  (0.54)       (0.58)     (0.62)       (0.61)       (0.51)
             Distributions from net realized gains                    --           --         --           --        (0.02)
                                                                 -------       ------     ------      -------      -------
Total distributions                                                (0.54)       (0.58)     (0.62)       (0.61)       (0.53)
                                                                 -------       ------     ------      -------      -------

Net asset value at end of year                                     $9.61        $9.61      $9.72        $9.64        $9.82
                                                                 =======       ======     ======      =======      =======

Total return                                                        5.76%        5.01%      7.38%        4.53%        2.76%
                                                                 =======       ======     ======      =======      =======

Net assets at end of year (000's)                                $10,212       $9,924     $9,426      $14,122      $18,715
                                                                 =======       ======     ======      =======      =======

Ratio of net expenses to average net assets (a)                     0.50%        0.50%      0.50%        0.50%        0.50%

Ratio of net investment income to average net assets                5.64%        5.96%      6.27%        6.04%        5.22%

Portfolio turnover rate                                              109%          62%       157%         144%         324%


(a) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.95%, 0.94%, 0.85%, 0.85%, and 0.81% for the years ended March 31, 1998, 1997, 1996,
1995, and 1994, respectively (Note 3).



See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998

    Par Value                                                                                               Value
                 COMMERCIAL PAPER - 39.8%
$    400,000                          American Express Company, due 06/30/1998                    $       394,550
     400,000                          American General, due 07/07/1998                                    394,072
     400,000                          E. I. DuPont de Nemours & Company, due 08/13/1998                   391,952
     425,000                          Household Finance, due 05/14/1998                                   422,269
     400,000                          John Deere Capital Corporation, due 06/24/1998                      394,904
     400,000                          Merrill Lynch, due 07/30/1998                                       392,707
     400,000                          Procter & Gamble Company, due 04/09/1998                            399,500
     425,000                          Prudential Funding Corporation, due 04/17/1998                      423,950
     425,000                          Stanley Works Corporation, due 05/15/1998                           422,179
     425,000                          Walt Disney Company, due 04/29/1998                                 423,235
                                                                                                  ---------------
                 Total Commercial Paper (Cost $4,059,318)                                         $     4,059,318
                                                                                                  ---------------

                 U.S. TREASURY AND AGENCY OBLIGATIONS - 6.4%
                 U.S. Treasury Notes - 0.6%
$     50,000                          5.125%, due 04/30/1998                                      $        49,985
      10,000                          6.50%, due 05/31/2001                                                10,242
                                                                                                  ---------------
                                                                                                           60,227
                                                                                                  ---------------

                 U.S. Treasury Inflation-Protection Notes - 1.9%
     200,000                          3.625%, due 07/15/2002                                              199,785
                                                                                                  ---------------

                 Federal National Mortgage Association - 3.9%
     400,000                          due 04/22/1998                                                      398,704
                                                                                                  ---------------

                 Total U.S. Treasury and Agency Obligations (Cost $659,303)                       $       658,716
                                                                                                  ---------------

                 MORTGAGE-BACKED SECURITIES - 16.9%
                 Federal Home Loan Mortgage Corporation - 1.3%
$    100,024                          Pool #1272-D, 7.50%, due 11/15/2005                         $       100,805
      36,975                          Pool #162-E, 7.00%, due 02/15/2020                                   36,905
                                                                                                  ---------------
                                                                                                          137,710
                                                                                                  ---------------

                 Federal National Mortgage Association - 3.5%
     141,909                          Pool #124029, 8.00%, due 12/01/2002                                 144,256
     210,000                          Series #94-13-PE, 5.8%, due 12/25/2006                              208,688
                                                                                                  ---------------
                                                                                                          352,944
                                                                                                  ---------------

                 Government National Mortgage Association - 2.3%
     231,221                          Pool #8484, 7.00%, adjustable rate, due 08/20/2024                  237,038
                                                                                                  ---------------


                 Student Loan Marketing Association - 4.3%
     438,453                          Series #97-2-A1, 5.704%, adjustable rate, due 10/25/2005            437,083
                                                                                                  ---------------

   Par Value                                                                                                Value
                 MORTGAGE-BACKED SECURITIES - Continued
                 Other Mortgage-Backed Securities - 5.5%
                                      Lehman Brothers Mortgage Trust #91-2-A1,
$    241,512                                               8.00%, due 03/20/1999                  $       243,399
                                      GE Capital Mortgage Services, Inc. #93-4A-A1,
      88,720                                               6.45%, adjustable rate, due 03/25/2023          88,914
                                      GE Capital Mortgage Services, Inc. #94-2-A4,
     230,000                                               6.00%, due 01/25/2009                          228,850
                                                                                                  ---------------
                                                                                                          561,163
                                                                                                  ---------------
                 Total Mortgage-Backed Securities (Cost $1,724,470)                               $     1,725,938
                                                                                                  ---------------

                 ASSET-BACKED SECURITIES - 6.9%
                                      CIT RV Trust #96-A-A1,
$    229,289                                               5.40%, due 12/15/2011                  $       227,068
                                      Fleetwood Credit Corp. Grantor Trust #97-B-A,
     237,075                                               6.40%, due 05/15/2013                          237,815
                                      Premier Auto Trust #95-1-A6,
     238,346                                               8.05%, due 04/04/2000                          240,281
                                                                                                  ---------------
                 Total Asset-Backed Securities (Cost $705,679)                                    $       705,164
                                                                                                  ---------------


                 CORPORATE BONDS - 17.4%
                                      Caterpillar Financial, Inc.,
$    400,000                                               5.81%, due 07/05/2000                  $       398,964
                                      Enron Corporation,
     290,000                                               6.45%, due 11/15/2001                          291,119
                                      International Bank Reconstruction and Development,
     265,000                                               5.10%, due 09/15/1999                          262,627
                                      International Lease Finance Medium Term Notes,
     245,000                                               6.55%, due 09/15/2000                          247,600
                                      Norwest Financial Corporation,
     400,000                                               6.05%, due 11/19/1999                          401,012
                                      Xerox Corporation Medium Term Notes,
     175,000                                               7.13%, due 04/30/1999                          177,480
                                                                                                  ---------------
                 Total Corporate Bonds (Cost $1,782,000)                                          $     1,778,802
                                                                                                  ---------------

                 Total Investments at Value (Cost $8,930,770) - 87.4%                             $     8,927,938
                                                                                                  ---------------

        Face
      Amount                                                                                                Value
                 REPURCHASE AGREEMENTS (a) - 12.0%
$  1,224,000     Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
                                      repurchase proceeds $1,224,179 (Cost $1,224,000)            $     1,224,000
                                                                                                  ---------------

                 Total Investments and Repurchase Agreements
                                      at Value - 99.4%                                            $    10,151,938

                 Other Assets in Excess of Liabilities - 0.6%                                              59,926
                                                                                                  ---------------

                 Net Assets - 100.0%                                                              $    10,211,864
                                                                                                  ===============

(a) Joint repurchase agreement is fully collaterized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024, $14,335,000 GNMA II; Pool #8932 , 7.00%, due
03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $1,244,806.


                     See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Short Term Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 21, 1992.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of high quality short-term fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $8,930,770 as of March 31, 1998:

Gross unrealized appreciation.......................................$   12,111
Gross unrealized depreciation.......................................   (14,943)
                                                                      --------
Net unrealized depreciation.........................................$   (2,832)
                                                                     =========

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations. As if March 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $586,098 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $5,918 during the period from November 1, 1997 through March 31, 1998, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,987,978 and $6,352,933, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Tattersall Advisory Group, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Fund to .50% of its average daily net assets; accordingly, the Adviser waived its entire investment advisory fee of $37,708 and reimbursed the Fund for $6,909 of other operating expenses for the year ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Short Term Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Short Term Bond Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND


                                 August 1, 1998


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES ........................................    2
DESCRIPTION OF BOND RATINGS ...............................................    5
INVESTMENT LIMITATIONS ....................................................    8
TRUSTEES AND OFFICERS .....................................................   10
INVESTMENT ADVISOR ........................................................   15
SUB-ADVISOR ...............................................................   16
ADMINISTRATOR .............................................................   17
OTHER SERVICES ............................................................   17
BROKERAGE .................................................................   18
SPECIAL SHAREHOLDER SERVICES ..............................................   19
PURCHASE OF SHARES ........................................................   21
REDEMPTION OF SHARES ......................................................   22
NET ASSET VALUE DETERMINATION .............................................   22
ALLOCATION OF TRUST EXPENSES ..............................................   22
ADDITIONAL TAX INFORMATION ................................................   23
CAPITAL SHARES AND VOTING .................................................   24
CALCULATION OF PERFORMANCE DATA ...........................................   25
FINANCIAL STATEMENTS AND REPORTS ..........................................   28


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") dated August 1, 1998. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import

Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(12) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                                Principal Occupation                     Compensation
Age and Address                                During Past 5 Years                      From the Trust
---------------                                -------------------                      --------------
Austin Brockenbrough III (age 61)              President and Managing                         None
Trustee**                                      Director of Lowe, Brockenbrough
President                                      & Tattersall, Inc.,
The Jamestown International Equity             Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund         Director of Tredegar Industries,
6620 West Broad Street                         Inc. (plastics manufacturer) and
Suite 300                                      Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                      (global asset manager); Trustee
                                               of University of Richmond

John T. Bruce (age 44)                         Principal of                                   None
Trustee and Chairman**                         Flippin, Bruce & Porter, Inc.,
Vice President                                 Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)              Physician                                    $9,000
Trustee**                                      Dermatology Associates of
5600 Grove Avenue                              Virginia, P.C.,
Richmond, Virginia   23226                     Richmond, Virginia

J. Finley Lee (age 58)                         Julian Price Professor Emeritus of           $9,000
Trustee                                        Business Administration
614 Croom Court                                University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of Albemarle
                                               Investment Trust (registered
                                               investment company)

                                     - 10 -

Richard Mitchell (age 49)                      Principal of                                   None
Trustee**                                      T. Leavell &  Associates, Inc.,
President                                      Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 59)                    President of                                 $9,000
Trustee                                        University of Richmond,
7000 River Road                                Richmond, Virginia;
Richmond, Virginia  23229                      Director of Tredegar
                                               Industries, Inc.

Harris V. Morrissette (age 38)                 President of                                 $8,000
Trustee                                        Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                          Mobile, Alabama;
Mobile, Alabama   36693                        Chairman of Azalea Aviation, Inc.
                                               (airplane fueling); Director of
                                               South Alabama Bank and
                                               South Alabama Bancorporation

Fred T. Tattersall (age 49)                    Managing Director of                           None
Trustee**                                      Tattersall Advisory Group, Inc.,
President                                      Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                    Chief Investment Officer of                  $6,500
Trustee                                        Virginia Retirement System,
P.O. Box 2500                                  Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                    Senior Vice President and                    $9,000
Trustee                                        General Counsel of Stateside
2300 Clarendon Blvd.                           Associates, Inc., Arlington,
Suite 407                                      Virginia; Director of The Swiss
Arlington, Virginia 22201                      Helvetia Fund, Inc. (closed-end
                                               investment company)

                                     - 11 -

John P. Ackerly IV (age 35)                    Portfolio Manager of
Vice President                                 Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia;
One James Center, 901 E. Cary St.              prior to February 1994, a
Richmond, Virginia  23219                      Portfolio Manager with
                                               Central Fidelity Bank

Joseph L. Antrim III (age 53)                  Executive Vice President of
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 32)               Assistant Portfolio Manager of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund        Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                       Principal of
President                                      Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                     Principal of
Vice President                                 T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                 Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                     First Vice President and Chief Financial
Vice President                                 Officer of Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)                Principal of
Vice President                                 Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                     - 12 -

Mark J. Seger (age 36)                         Vice President of Countrywide Fund Services,
Treasurer                                      Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                  to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                         (registered broker-dealer) and Countrywide
                                               Financial Services, Inc. (financial services
                                               company); Treasurer of Countrywide Investment
                                               Trust, Countrywide Tax-Free Trust and Countrywide
                                               Strategic Trust (registered investment companies),
                                               Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)                Executive Vice President of
President                                      Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                        Vice President, General Counsel and Secretary
Secretary                                      of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                  Distributors, Inc.; General Counsel and Secretary of
Cincinnati, Ohio  45202                        Countrywide Investments, Inc. and Countrywide Financial
                                               Services, Inc.; Secretary of Countrywide Investment Trust;
                                               Countrywide Tax-Free Trust and Countrywide Strategic
                                               Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)             Vice President of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                      Administrator of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                     - 13 -

Craig D. Truitt (age 39)                       Senior Vice President of
Vice President                                 Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                        Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                         Portfolio Manager of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                   President and Chief Executive
Vice President                                 Officer of  Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 1.4% of the then outstanding shares of the Balanced Fund and 4.1% of the then outstanding shares of the Equity Fund. On the same date, Wachovia Bank of North Carolina as trustee for the Halifax Hospital Pension Plans, P.O. Box 3073, Winston-Salem, North Carolina 27150, owned of record 7.0% of the then outstanding shares of the Balanced Fund; Bova & Co., 1525 West Harris Boulevard, Charlotte, North Carolina 28288, owned of record 6.2% of the then outstanding shares of the Balanced Fund; John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 7.1% of the then outstanding shares of the Equity Fund; and Crestar Bank, as trustee for the Virginia Multispecialty Services Organization LLC 401(K) Profit Sharing Plan and Trust and Money Purchase Pension Plan and Trust, P.O. Box 26246, Richmond Virginia 23260, owned of record 10.1% of the then outstanding shares of the Equity Fund.


                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Balanced Fund paid the Advisor advisory fees of $561,887, $430,381 and $373,945, respectively.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund paid the Advisor advisory fees of $259,757, $160,646 and $79,891, respectively.


The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Funds, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR


Tattersall Advisory Group, Inc. (the "Sub-Advisor") supervises the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Advisor and the Trust. The Sub-Advisory Agreement is effective until February 28, 1999, and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the Balanced Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Advisor, or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Advisor, or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Sub-Advisor is paid by the Advisor (not the Balanced Fund) in the amount of $5,000 per year.

The Sub-Advisor provides a continuous investment program for the fixed income portion of the Balanced Fund, including investment research and management with respect to all fixed income securities of the Balanced Fund. The Sub-Advisor determines what fixed income securities will be purchased, retained or sold by the Balanced Fund, and does so in accordance with the investment objective and policies of the Balanced Fund, as described herein and in the Prospectus. The Sub-Advisor places all fixed income securities orders for the Balanced Fund, determining which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Balanced Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received fees of $148,539, $118,380 and $105,023, respectively, from the Balanced Fund and $76,276, $49,129 and $26,514, respectively, from the Equity Fund.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Balanced Fund was $91,394, $63,382 and $63,217, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Equity Fund was $66,628, $47,290 and $26,512, respectively.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 1998 were $24,000 for the Balanced Fund and $12,000 for the Equity Fund.

As of March 31, 1998, the Balanced Fund held securities issued by Merrill Lynch & Company, Inc. (the market value of which was $414,502). Merrill Lynch & Company, Inc. is the parent of one of the Trust's "regular broker-dealers" (as defined in the 1940 Act).


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:


                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.


EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.


                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.



                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.



While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (July 3, 1989) to March 31, 1998 are 32.42%, 15.29% and 12.71%, respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998, and for the period since inception (December 1, 1992) to March 31, 1998 are 43.74%, 19.12% and 18.31%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1998 were 1.91% and 0.45%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                          THE JAMESTOWN BALANCED FUND
                          ---------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998


          Investment Adviser                              Administrator
          ------------------                              -------------
Lowe, Brockenbrough & Tattersall, Inc.           Countrywide Fund Services, Inc.
        6620 West Broad Street                          312 Walnut Street
              Suite 300                                   P.O. Box 5354
       Richmond, Virginia 23230                    Cincinnati, Ohio 45201-5354
            1.804.288.0404                                1.800.443.4249

                           THE JAMESTOWN BALANCED FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998

Performance of The Jamestown Balanced Fund

The twelve months ending March 31, 1998, were rewarding ones for The Jamestown Balanced Fund in both absolute results as well as in relative results. For the year, your fund returned 32.4% after expenses versus 29.0% for the comparable Lipper Balanced Index. The Standard & Poor's Index was up 48% for the same 12 month period with your fund invested approximately two-thirds in stocks and one-third in bonds and cash.

The sectors outperforming the market were finance, communication services, and consumer cyclicals in particular, with capital goods, health care, and technology slightly ahead of the S&P. Those sectors lagging the market were consumer staples, transportation, utility, energy, and basic industries. Your fund was well represented in the finance, technology, and consumer staples sectors. We had underweightings in the communication services, utility, and transportation sectors.

For the past three years, the Jamestown Balanced Fund has appreciated at an annualized rate of 22.2%, well ahead of the Lipper Balanced Fund Index of 19.9%. With the stock market now selling at lofty price-to-earnings multiples (25x), it is dangerous to be lulled into a belief that these strong returns will continue each year. There will be a regression to the mean, i.e., a market correction, but with interest rates and inflation rates staying low, we are hopeful that this market can continue for at least a short period. Inflation appears to be very well contained, and the same can be said for the wage component of the consumer price index.

As in the past several years, the bond market portion of your fund provided positive returns. The Lehman Intermediate Index was up 9.7%. While lagging the returns of the stock portion, bonds provide an excellent source of funds for equity employment should we see a significant market correction.

We will continue to invest in high quality stocks--those with low debt to equity and strong earnings trends in place. Should we see a market correction in the near future, we believe it will not be a significant one given the continued "Goldilocks" fundamentals of the current economy.

For a comparison of the fund's performance since inception versus the Standard & Poor's 500 Index and the Consumer Price Index, please refer to the chart below.

THE JAMESTOWN BALANCED FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index.


        STANDARD & POOR'S 500 INDEX:           THE JAMESTOWN BALANCED FUND:

                   QTRLY                                    QTRLY
DATE              RETURN       BALANCE      DATE            RETURN     BALANCE

07/03/89                        10,000      07/03/89                   10,000
09/30/89          10.71%        11,071      09/30/89         0.00%     10,000
12/31/89           2.06%        11,299      12/31/89         6.25%     10,625
03/31/90          -3.00%        10,960      03/31/90        -2.62%     10,347
06/30/90           6.28%        11,648      06/30/90         4.90%     10,853
09/30/90         -13.75%        10,047      09/30/90        -9.33%      9,841
12/31/90           8.97%        10,948      12/31/90         5.17%     10,350
03/31/91          14.53%        12,539      03/31/91         9.96%     11,380
06/30/91          -0.23%        12,510      06/30/91        -0.91%     11,277
09/30/91           5.35%        13,179      09/30/91         5.12%     11,854
12/31/91           8.38%        14,284      12/31/91         6.97%     12,681
03/31/92          -2.53%        13,922      03/31/92        -2.03%     12,423
06/30/92           1.90%        14,187      06/30/92         2.03%     12,675
09/30/92           3.15%        14,634      09/30/92         4.46%     13,241
12/31/92           5.03%        15,370      12/31/92         3.74%     13,736
03/31/93           4.36%        16,040      03/31/93         1.75%     13,976
06/30/93           0.48%        16,117      06/30/93        -0.26%     13,941
09/30/93           2.58%        16,533      09/30/93         2.49%     14,287
12/31/93           2.32%        16,916      12/31/93         0.32%     14,333
03/31/94          -3.79%        16,275      03/31/94        -1.58%     14,107
06/30/94           0.42%        16,343      06/30/94         0.91%     14,235
09/30/94           4.88%        17,141      09/30/94         1.64%     14,469
12/31/94          -0.02%        17,137      12/31/94        -0.83%     14,349
03/31/95           9.74%        18,807      03/31/95         8.67%     15,594
06/30/95           9.55%        20,602      06/30/95         7.60%     16,779
09/30/95           7.95%        22,239      09/30/95         5.50%     17,702
12/31/95           6.02%        23,578      12/31/95         4.75%     18,542
03/31/96           5.37%        24,844      03/31/96         3.27%     19,148
06/30/96           4.49%        25,959      06/30/96         3.05%     19,731
09/30/96           3.09%        26,761      09/30/96         2.41%     20,207
12/31/96           8.34%        28,992      12/31/96         6.21%     21,462
03/31/97           2.68%        29,769      03/31/97         0.18%     21,501
06/30/97          17.46%        34,966      06/30/97        11.31%     23,932
09/30/97           7.49%        37,585      09/30/97         4.97%     25,121
12/31/97           2.87%        38,665      12/31/97         2.43%     25,731
03/31/98          13.95%        44,059      03/31/98        10.65%     28,471



CONSUMER PRICE INDEX:

                                            QTRLY
DATE                    RETURN            BALANCE

07/03/89                                   10,000
09/30/89                 0.75%             10,075
12/31/89                 1.00%             10,176
03/31/90                 2.01%             10,380
06/30/90                 0.90%             10,474
09/30/90                 1.71%             10,653
12/31/90                 1.71%             10,835
03/31/91                 0.90%             10,933
06/30/91                 0.40%             10,977
09/30/91                 0.60%             11,043
12/31/91                 0.90%             11,142
03/31/92                 0.70%             11,221
06/30/92                 0.80%             11,311
09/30/92                 0.70%             11,390
12/31/92                 0.80%             11,481
03/31/93                 0.90%             11,585
06/30/93                 0.60%             11,654
09/30/93                 0.40%             11,701
12/31/93                 0.70%             11,783
03/31/94                 0.50%             11,842
06/30/94                 0.60%             11,913
09/30/94                 0.90%             12,020
12/31/94                 0.60%             12,093
03/31/95                 0.80%             12,190
06/30/95                 0.90%             12,300
09/30/95                 0.40%             12,349
12/31/95                 0.50%             12,411
03/31/96                 0.80%             12,510
06/30/96                 1.10%             12,649
09/30/96                 0.44%             12,704
12/31/96                 0.82%             12,809
03/31/97                 0.69%             12,897
06/30/97                 0.19%             12,922
09/30/97                 0.44%             12,978
12/31/97                 0.62%             13,059
03/31/98                 0.12%             13,075

The Jamestown Balanced Fund Average Total Returns
 1 Year         5 Years        Since Inception*
28.40%          14.58%         12.31%
*Initial public offering of shares was July 3, 1989.

Past performance is not predictive of future performance.

                          THE JAMESTOWN BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998


ASSETS
            Investments in securities:
                        At acquisition cost                                       $     70,033,530
                                                                                  ================
                        At value (Note 1)                                         $     96,403,552
            Investments in repurchase agreements (Note 1)                                4,833,000
            Cash                                                                               589
            Receivable for securities sold                                                 977,601
            Receivable for capital shares sold                                             304,390
            Interest receivable                                                            365,450
            Dividends receivable                                                            38,913
            Other assets                                                                     6,639
                                                                                  ----------------
                        TOTAL ASSETS                                                   102,930,134
                                                                                  ----------------

LIABILITIES

            Dividends payable                                                               30,345
            Distributions payable                                                          178,789
            Payable for securities purchased                                             1,197,219
            Payable for capital shares redeemed                                             25,180
            Accrued advisory fees (Note 3)                                                  54,647
            Accrued administration fees (Note 3)                                            13,950
            Other accrued expenses                                                          21,717
                                                                                  ----------------
                        TOTAL LIABILITIES                                                1,521,847
                                                                                  ----------------

NET ASSETS                                                                        $    101,408,287
                                                                                  ================

Net assets consist of:
Paid-in capital                                                                   $     75,047,485
Distributions in excess of net realized gains                                              (12,198)
Undistributed net investment income                                                          2,978
Net unrealized appreciation on investments                                              26,370,022
                                                                                  ----------------
            Net assets                                                            $    101,408,287
                                                                                  ================

Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                    5,835,774
                                                                                  ================

Net asset value, offering price and redemption price per share (Note 1)           $          17.38
                                                                                  ================


See accompanying notes to financial statements.




                                              THE JAMESTOWN BALANCED FUND

                                               STATEMENT OF OPERATIONS

                                              Year Ended March 31, 1998


INVESTMENT INCOME
         Interest                                                                    $    1,980,449
         Dividends                                                                          686,177
                                                                                      -------------
                  TOTAL INVESTMENT INCOME                                                 2,666,626
                                                                                      -------------
EXPENSES
         Investment advisory fees (Note 3)                                                  561,887
         Administrative fees (Note 3)                                                       148,539
         Professional fees                                                                   14,021
         Custodian fees                                                                      13,983
         Registration fees                                                                   11,035
         Pricing costs                                                                        7,026
         Trustees' fees and expenses                                                          5,405
         Postage and supplies                                                                 4,281
         Insurance expense                                                                    4,163
         Printing of shareholder reports                                                      1,920
         Other expenses                                                                       6,860
                                                                                    ---------------
                  TOTAL EXPENSES                                                            779,120
         Expenses reimbursed through a directed
            brokerage arrangement (Note 4)                                                 (24,000)
                                                                                     --------------
                  NET EXPENSES                                                              755,120
                                                                                      -------------

NET INVESTMENT INCOME                                                                     1,911,506
                                                                                     --------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
         Net realized gains from security transactions                                    9,533,601
         Net change in unrealized appreciation/depreciation
            on investments                                                               12,603,990
                                                                                     --------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                         22,137,591
                                                                                        -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                           $   24,049,097
                                                                                        ===========


See accompanying notes to financial statements.

                           THE JAMESTOWN BALANCED FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997
                                                                                      Year            Year
                                                                                     Ended           Ended
                                                                                 March 31,       March 31,
                                                                                      1998            1997
FROM OPERATIONS:
  Net investment income                                                      $   1,911,506    $  1,532,966
  Net realized gains from security transactions                                  9,533,601       3,339,264
  Net change in unrealized appreciation/depreciation
    on investments                                                              12,603,990       2,746,030
                                                                             -------------    ------------
Net increase in net assets from operations                                      24,049,097       7,618,260
                                                                             -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                    (1,934,092)     (1,518,758)
  From net realized gains from security transactions                           (10,800,423)     (4,545,144)
                                                                             -------------    ------------
Decrease in net assets from distributions to shareholders                      (12,734,515)     (6,063,902)
                                                                             -------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                     17,601,307       9,763,400
  Net asset value of shares issued in reinvestment
    of distributions to shareholders                                            12,174,707       5,853,635
  Payments for shares redeemed                                                 (10,335,880)     (8,094,099)
                                                                             -------------    ------------
Net increase in net assets from capital share transactions                      19,440,134       7,522,936
                                                                             -------------    ------------

TOTAL INCREASE IN NET ASSETS                                                    30,754,716       9,077,294

NET ASSETS:
  Beginning of year                                                             70,653,571      61,576,277
                                                                             -------------    ------------
  End of year - (including undistributed net investment
    income of $2,978 and $25,564, respectively)                              $ 101,408,287    $ 70,653,571
                                                                             =============    ============


Capital share activity:

  Sold                                                                           1,041,126         631,119
  Reinvested                                                                       735,126         383,386
  Redeemed                                                                        (599,080)       (526,294)
                                                                             -------------    ------------
  Net increase in shares outstanding                                             1,177,172         488,211
  Shares outstanding, beginning of year                                          4,658,602       4,170,391
                                                                             -------------    ------------
  Shares outstanding, end of year                                                5,835,774       4,658,602
                                                                             =============    ============


See accompanying notes to financial statements.

                          THE JAMESTOWN BALANCED FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                              Years Ended March 31,
                                                            1998           1997           1996           1995       1994
Net asset value at beginning of year                      $15.17         $14.77         $12.76         $12.15         $12.49
                                                         -------        -------        -------        -------        -------
Income from investment operations:
  Net investment income                                     0.37           0.35           0.36           0.33           0.30
  Net realized and unrealized gains (losses)
    on investments                                          4.31           1.45           2.50           0.90          (0.18)
                                                         -------        -------        -------        -------        -------
Total from investment operations                            4.68           1.80           2.86           1.23           0.12
                                                         -------        -------        -------        -------        -------

Less distributions:
  Dividends from net investment income                     (0.37)         (0.35)         (0.36)         (0.33)         (0.30)
  Distributions from net realized gains                    (2.10)         (1.05)         (0.49)         (0.29)         (0.16)
                                                         -------        -------        -------        -------        -------
Total distributions                                        (2.47)         (1.40)         (0.85)         (0.62)         (0.46)
                                                         -------        -------        -------        -------        -------

Net asset value at end of year                            $17.38         $15.17         $14.77         $12.76         $12.15
                                                         =======        =======        =======        =======        =======
Total return                                               32.42%         12.29%         22.79%         10.54%          0.94%
                                                         =======        =======        =======        =======        =======
Net assets at end of year (000's)                       $101,408        $70,654        $61,576        $52,062        $46,928
                                                        ========        =======        =======        =======        =======
Ratio of gross expenses to average net assets               0.90%          0.91%          0.93%          0.99%          1.01%

Ratio of net expenses to average net assets (a)             0.87%          0.87%          0.88%          0.96%          0.98%

Ratio of net investment income to average net assets        2.21%          2.31%          2.52%          2.72%          2.47%

Portfolio turnover rate                                       90%            58%            72%            95%           123%

Average commission rate per share                        $0.0681        $0.0667             --             --             --

(a)Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).


See accompanying notes to financial statements.

                      THE JAMESTOWN BALANCED FUND

                      PORTFOLIO OF INVESTMENTS

                           March 31, 1998

Shares                                                                Value
              COMMON STOCKS - 67.0%
              Advertising - 1.1%
18,000          Interpublic Group of Companies, Inc.                  $ 1,118,250
                                                                      -----------

              Chemicals - 2.0%
24,500          Air Products & Chemicals, Inc.                          2,030,438
                                                                      -----------

              Commercial Banking - 5.2%
25,300          Fannie Mae                                              1,600,225
33,400          First Union Corporation                                 1,895,450
25,000          NationsBank Corporation                                 1,823,438
                                                                      -----------
                                                                        5,319,113
                                                                      -----------
              Communications - 5.7%
61,000          Equifax, Inc.                                           2,226,500
11,500          Lucent Technologies, Inc.                               1,470,562
42,000          MCI Communications                                      2,079,000
                                                                      -----------
                                                                        5,776,062
                                                                      -----------

              Computers/Computer Technology Services - 8.0%
21,000          Cisco Systems, Inc. (a)                                 1,435,875
28,200          Computer Sciences Corporation (a)                       1,551,000
39,400          Diebold, Inc.                                           1,733,600
17,900          Intel Corporation                                       1,397,319
33,000          Sundstrand Corporation                                  1,996,500
                                                                      -----------
                                                                        8,114,294
                                                                      -----------
              Consumer Products - 14.5%
30,000          Avon Products, Inc.                                     2,340,000
15,000          Cendant Corporation (a)                                   594,375
38,200          Crane Company                                           2,024,600
27,000          General Electric Company                                2,327,063
12,000          Gillette Company                                        1,424,250
27,000          Kimberly-Clark Corporation                              1,353,375
23,000          Lilly (Eli) & Company                                   1,371,375
11,000          Procter & Gamble Company                                  928,125
35,000          Sherwin Williams Company                                1,242,500
42,000          Sysco Corporation                                       1,076,250
                                                                      -----------
                                                                       14,681,913
                                                                      -----------
              Drugs/Medical Equipment - 5.2%
22,000           Abbott Laboratories                                    1,656,875
10,000           Merck and Company, Inc.                                1,283,750
28,000           Schering-Plough Corporation                            2,287,250
                                                                      -----------
                                                                        5,227,875
                                                                      -----------

Shares                                                                      Value
               COMMON STOCKS - Continued
               Electronics - 1.6%
 25,000          Hewlett-Packard Company                             $  1,584,375
                                                                      -----------

               Entertainment - 0.7%
  6,400          Walt Disney Company                                      683,200
                                                                      -----------

               Fire Systems - 2.3%
 42,000          Tyco International Ltd.                                2,294,250
                                                                      -----------

               Food Productions - 1.5%
 48,000          Conagra, Inc.                                          1,542,000
                                                                      -----------

               Funeral Services - 1.6%
 39,500          Service Corporation International                      1,676,281
                                                                      -----------

               Health Care Centers - 1.0%
 38,000          HealthSouth Corporation (a)                            1,066,375
                                                                      -----------

               Hotels - 1.9%
105,000          Choice Hotel International, Inc. (a)                   1,929,375
                                                                      -----------

               Insurance - 5.1%
 11,000          American International Group                           1,385,313
 33,300          Conseco, Inc.                                          1,885,612
 21,000          Jefferson-Pilot Corporation                            1,867,688
                                                                      -----------
                                                                        5,138,613
                                                                      -----------
               Oil and Gas Drilling - 5.4%
 31,000          Coastal Corporation                                    2,018,875
 25,600          Schlumberger Ltd.                                      1,939,200
 24,600          Texaco, Inc.                                           1,482,150
                                                                      -----------
                                                                        5,440,225
                                                                      -----------
               Oil Field Machinery and Equipment - 1.7%
 36,500          Dresser Industries, Inc.                               1,754,281
                                                                      -----------

               Retail Stores - 2.5%
 50,000          AutoZone, Inc. (a)                                     1,693,750
 20,000          Circuit City Stores, Inc.                                855,000
                                                                      -----------
                                                                        2,548,750
                                                                      -----------

               Total Common Stocks (Cost $41,718,591)                $ 67,925,670
                                                                      -----------

Par Value                                                                   Value
               U.S. TREASURY & AGENCY OBLIGATIONS - 6.6%
               U.S. Treasury Notes - 6.0%
$1,075,000       7.75%, due 11/30/1999                               $  1,111,109
 2,050,000       6.50%, due 05/31/2001                                  2,099,651
 2,935,000       5.625%, due 02/15/2006                                 2,912,518
                                                                      -----------
                                                                        6,123,278
                                                                      -----------

               U.S. Treasury Inflation-Protection Notes - 0.6%
   393,518       3.625%, due 07/15/2002                                   389,583
   209,094       3.375%, due 01/15/2007                                   202,723
                                                                      -----------
                                                                          592,306
                                                                      -----------

               Total U.S. Treasury & Agency Obligations
                 (Cost $6,702,500)                                    $ 6,715,584
                                                                      -----------

               MORTGAGE-BACKED SECURITIES - 7.0%
               Federal Home Loan Mortgage Corporation - 2.0%
$  243,617       Pool #G50153, 4.50%, due 05/01/1999                  $   242,821
   489,144       Pool #1490-PE, 5.75%, due 07/15/2006                     488,072
   592,033       Pool #1561-ZB, 6.00%, due 08/15/2006                     592,033
   475,000       Pool #1471, 7.00%, due 03/15/2008                        488,357
   175,000       Pool #1655-HB, 6.50%, due 10/01/2008                     176,475
    59,531       Pool #162-E, 7.00%, due  01/15/2020                       59,419
                                                                      -----------
                                                                        2,047,177
                                                                      -----------

               Federal National Mortgage Association - 2.5%
   388,338       Pool #73718, 7.23%, due 11/01/2003                       406,177
   348,674       Pool #375448, 6.66%, due 10/01/2004                      356,846
   400,000       Series #93-63-PE, 6.25%, due 06/25/2005                  400,248
   621,957       Pool #375296, 6.92%, due 08/01/2007                      648,973
   201,292       Pool #70, 8.50%, due 01/01/2012                          211,811
   178,976       Series #88-29-B, 9.50%, due 12/25/2018                   193,125
   295,632       Series #90-35-E, 9.50%, due 04/25/2020                   320,113
                                                                      -----------
                                                                        2,537,293
                                                                      -----------

               Government National Mortgage Association - 1.1%
   520,013       Pool #343536, 7.50%, due 02/15/2023                      534,485
   606,243       Pool #8482, 7.00%, adjustable rate, due 08/20/2024       621,496
                                                                      -----------
                                                                        1,155,981
                                                                      -----------

               Student Loan Marketing Association - 0.9%
   875,000       Series #98-1-A1, 5.173%, due 01/25/2007                  875,137
                                                                      -----------

Par Value                                                                   Value
               MORTGAGE-BACKED SECURITIES - Continued
               Other Mortgage-Backed Securities - 0.5%
                 Lehman Brothers Mortgage Trust #91-2-A1,
$   76,671         8.00%, due 03/20/1999                              $    77,270
               Morgan Stanley Capital I #97-XL1-A1,
   360,857         6.59%, due 10/03/2030                                  367,397
                                                                      -----------
                                                                          444,667
                                                                      -----------

               Total Mortgage-Backed Securities (Cost $6,981,572)     $ 7,060,255
                                                                      -----------

               ASSET-BACKED SECURITIES - 2.1%
               Advanta Mortgage Loan Trust #92-2-A2,
$  351,053       7.03%, due 03/25/2011                                $   351,860
               AFG Receivables Trust #95-A-A,
   106,201       6.15%, due 09/15/2000                                    106,286
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
   391,564       8.45%, due 11/15/2010                                    407,349
               Green Tree Financial Corporation #98-A,
   500,000       6.18%, due 04/01/2018                                    498,900
               Nomura Asset Securities Corporation #98-D6-A1B,
   475,000       6.59%, due 03/15/2030                                    481,457
               NationsCredit Grantor Trust #96-1-A,
   277,240       5.85%, due 09/15/2011                                    275,355
                                                                      -----------
               Total Asset-Backed Securities (Cost $2,124,391)        $ 2,121,207
                                                                      -----------


               CORPORATE BONDS - 12.4%
               Beneficial Corporation Medium Term Notes,
$  275,000       9.35%, due 03/15/2001                                $   297,946
               Caterpillar Financial Services Medium Term Notes,
   450,000       6.80%, due 06/15/1999                                    454,932
               Chrysler Financial Corporation,
 1,000,000       5.90%, due 01/26/2001                                    995,120
               Enron Corporation,
   750,000       6.45%, due 11/15/2001                                    752,895
               Equity Residential Properties,
   875,000       6.65%, due 11/15/2003                                    877,765
               Finova Capital Corporation,
 1,000,000       6.25%, due 08/15/2000                                  1,002,590
               Ford Motor Credit Medium Term Notes,
   225,000       7.55%, due 07/19/1999                                    229,617
   280,000       5.99%, due 02/27/2001                                    279,135

Par Value                                                                   Value
               CORPORATE BONDS - Continued
               GMAC Medium Term Notes,
$525,000          6.65%, due 05/24/2000                               $   531,431
                International Paper Company,
 735,000          8.68%, due 09/14/2001                                   794,491
                International Lease Finance Corporation,
 425,000          6.42%, due 09/11/2000                                   428,268
                International Lease Finance Corporation Medium Term Notes,
 425,000          6.55%, due 09/15/2000                                   429,509
                KeyCorp Medium Term Notes,
 675,000          6.75%, due 05/29/2001                                   684,909
                Merrill Lynch and Company Medium Term Notes,
 410,000          7.26%, due 03/25/2002                                   414,502
                National City Corporation,
 575,000          7.20%, due 05/15/2005                                   602,117
                NationsBank Medium Term Notes,
 500,000          5.80%, due 01/31/2001                                   496,795
                Northern Trust Corporation Medium Term Notes,
 100,000          9.00%, due 05/15/1998                                   100,347
                Norwest Financial, Inc.,
 140,000          6.05%, due 11/19/1999                                   140,354
                Norfolk Southern Corporation,
 210,000          7.35%, due 05/15/2007                                   223,507
                SBC Communications, Inc.
 400,000          6.875%, due 08/15/2006                                  417,540
 185,000          6.625%, due 11/01/2009                                  189,327
                Sears Roebuck Acceptance Corporation,
 400,000          6.99%, due 09/30/2002                                   411,172
                Southern California Edison Company,
 700,000          6.17%, due 03/25/2003                                   704,060
                Suntrust Banks,
 310,000          6.125%, due 02/15/2004                                  307,424
                TRW, Inc.,
 400,000          6.25%, due 01/15/2010                                   387,592
                Union Camp Corporation,
 425,000          6.50%, due 11/15/2007                                   427,491
                                                                      -----------
                Total Corporate Bonds (Cost $12,506,476)             $ 12,580,836
                                                                      -----------

                Total Investments at Value
                  (Cost $70,033,530) - 95.1%                         $ 96,403,552
                                                                      -----------

   Face
  Amount                                                                    Value
                REPURCHASE AGREEMENTS (b) - 4.8%
                Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
$4,833,000        repurchase proceeds $4,833,705 (Cost $4,833,000)   $  4,833,000

                  Total Investments and Repurchase Agreements
                                        at Value - 99.9%             $101,236,552

                  Other Assets in Excess of Liabilities - 0.1%            171,735
                                                                        ---------

                  Net Assets - 100.0%                                $101,408,287
                                                                     ============


(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $4,950,276.


See accompanying notes to financial statements.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on July 3, 1989.

The Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market, and common stocks of the Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with tax regulations. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilites at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $70,046,130 as of March 31, 1998:

  Gross unrealized appreciation....................................$26,558,490
  Gross unrealized depreciation....................................   (201,068)
                                                                   ------------
  Net unrealized appreciation..................................... $26,357,422
                                                                  =============

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $79,927,043 and $74,274,121, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $250 million; .60% of the next $250 million of such net assets; and .55% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Balanced Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                           THE JAMESTOWN EQUITY FUND
                           -------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998


          Investment Adviser                              Administrator
          ------------------                              -------------
Lowe, Brockenbrough & Tattersall, Inc.           Countrywide Fund Services, Inc.
        6620 West Broad Street                          312 Walnut Street
              Suite 300                                   P.O. Box 5354
       Richmond, Virginia 23230                    Cincinnati, Ohio 45201-5354
            1.804.288.0404                                1.800.443.4249

                            THE JAMESTOWN EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998


PERFORMANCE OF THE JAMESTOWN EQUITY FUND

The fiscal year ending March 31, 1998, was a very strong one for The Jamestown Equity Fund in both absolute results as well as in relative results. For the 12 month period, your fund returned 43.7% after expenses versus 44.4% for the comparable Lipper Index. The Standard & Poor's 500 Index was up 48% for the same 12 month period.

The sectors outperforming the market were finance, communication services, and consumer cyclicals in particular, with capital goods, health care, and technology slightly ahead of the S&P. Those sectors lagging the market were consumer staples, transportation, utility, energy, and basic industries. Your fund was well represented in the finance, technology, and consumer staples sectors. We had underweightings in the communication services, utility, and transportation sectors.

For the past three years, the Jamestown Equity Fund has appreciated at an annualized rate of 28.5%, slightly ahead of the Lipper Growth Index of 27.9%. With the market now selling at lofty price-to-earnings multiples (25x), it is dangerous to be lulled into a belief that these strong returns will continue each year. There will be a regression to the mean, but with interest rates and inflation rates staying low, we are hopeful that this market can continue for at least a short period. Inflation appears to be very well contained, and the same can be said for the wage component of the consumer price index.

We will continue to invest in high quality stocks--those with low debt to equity and strong earnings trends in place. Should we see a market correction in the near future, we believe it will not be a significant one given the continued "Goldilocks" fundamentals of the current economy.

For a comparison of the fund's performance since inception versus the Standard & Poor's 500 Index and the Consumer Price Index, please refer to the chart below.

THE JAMESTOWN EQUITY FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index.

  STANDARD & POOR'S 500 INDEX:               THE JAMESTOWN EQUITY FUND:

            QTRLY                                     QTRLY
DATE        RETURN      BALANCE            DATE      RETURN     BALANCE
12/01/92                10,000         12/01/92                  10,000
12/31/92    1.23%       10,123         12/31/92       1.68%      10,168
03/31/93    4.36%       10,564         03/31/93       0.54%      10,223
06/30/93    0.48%       10,615         06/30/93      -1.00%      10,121
09/30/93    2.58%       10,889         09/30/93       1.85%      10,308
12/31/93    2.32%       11,142         12/31/93       0.67%      10,377
03/31/94   -3.79%       10,719         03/31/94      -0.82%      10,291
06/30/94    0.42%       10,764         06/30/94       1.64%      10,460
09/30/94    4.88%       11,290         09/30/94       1.70%      10,637
12/31/94   -0.02%       11,287         12/31/94      -1.35%      10,493
03/31/95    9.74%       12,387         03/31/95      10.17%      11,560
06/30/95    9.55%       13,569         06/30/95       8.46%      12,538
09/30/95    7.95%       14,648         09/30/95       6.80%      13,390
12/31/95    6.02%       15,530         12/31/95       5.22%      14,089
03/31/96    5.37%       16,363         03/31/96       5.03%      14,798
06/30/96    4.49%       17,097         06/30/96       4.05%      15,397
09/30/96    3.09%       17,626         09/30/96       2.74%      15,819
12/31/96    8.34%       19,095         12/31/96       7.83%      17,057
03/31/97    2.68%       19,607         03/31/97       0.00%      17,057
06/30/97   17.46%       23,030         06/30/97      15.33%      19,671
09/30/97    7.49%       24,755         09/30/97       5.99%      20,849
12/31/97    2.87%       25,466         12/31/97       2.70%      21,411
03/31/98   13.95%       29,018         03/31/98      14.51%      24,518

CONSUMER PRICE INDEX:

             QTRLY
DATE         RETURN       BALANCE
12/01/92                  10,000
12/31/92      0.20%       10,020
03/31/93      0.90%       10,110
06/30/93      0.60%       10,171
09/30/93      0.40%       10,212
12/31/93      0.70%       10,283
03/31/94      0.50%       10,334
06/30/94      0.60%       10,396
09/30/94      0.90%       10,490
12/31/94      0.60%       10,553
03/31/95      0.80%       10,638
06/30/95      0.90%       10,734
09/30/95      0.40%       10,777
12/31/95      0.50%       10,831
03/31/96      0.80%       10,917
06/30/96      1.10%       11,038
09/30/96      0.44%       11,086
12/31/96      0.82%       11,178
03/31/97      0.69%       11,255
06/30/97      0.19%       11,276
09/30/97      0.44%       11,325
12/31/97      0.62%       11,396
03/31/98      0.12%       11,409

The Jamestown Equity Fund Average Total Returns
1 Year         5 Years        Since Inception*
43.74%         19.12%         18.31%

*Initial public offering of shares was December 1, 1992.

Past performance is not predictive of future performance.

                           THE JAMESTOWN EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998

ASSETS
  Investments in securities:
                  At acquisition cost                      $  32,982,706
                                                           =============
                  At value (Note 1)                        $  48,803,931
  Investments in repurchase agreements (Note 1)                3,527,000
  Cash                                                               115
  Receivable for securities sold                                 977,601
  Receivable for capital shares sold                              24,000
  Dividends receivable                                            27,940
  Interest receivable                                                514
  Other assets                                                     2,761
                                                           -------------
    TOTAL ASSETS                                              53,363,862
                                                           -------------

LIABILITIES
  Dividends payable                                                5,194
  Distributions payable                                          118,987
  Payable for securities purchased                               957,776
  Payable for capital shares redeemed                             30,600
  Accrued advisory fees (Note 3)                                  28,147
  Accrued administration fees (Note 3)                             7,950
  Other accrued expenses                                           1,103
                                                           -------------
     TOTAL LIABILITIES                                         1,149,757
                                                           -------------

NET ASSETS                                                 $  52,214,105
                                                           =============

Net assets consist of:
Paid-in capital                                            $  36,403,344
Distributions in excess of net realized gains                    (14,486)
Undistributed net investment income                                4,022
Net unrealized appreciation on investments                    15,821,225
                                                           -------------

                Net assets                                 $  52,214,105
                                                           =============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                   2,589,737
                                                           =============

Net asset value, offering price and redemption
  price per share (Note 1)                                 $       20.16
                                                           =============


See accompanying notes to financial statements.

                           THE JAMESTOWN EQUITY FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998
INVESTMENT INCOME
  Dividends                                                                     $    451,263
  Interest                                                                           146,628
                                                                                ------------
    TOTAL INVESTMENT INCOME                                                          597,891
                                                                                ------------

EXPENSES
  Investment advisory fees (Note 3)                                                  259,757
  Administration fees (Note 3)                                                        76,276
  Professional fees                                                                    9,021
  Registration fees                                                                    8,115
  Custodian fees                                                                       6,418
  Trustees' fees and expenses                                                          5,405
  Postage and supplies                                                                 3,864
  Insurance expense                                                                    2,136
  Other expenses                                                                         670
                                                                                ------------

     TOTAL EXPENSES                                                                  371,662
  Expenses reimbursed through a directed brokerage arrangement (Note 4)              (12,000)
                                                                                ------------

     NET EXPENSES                                                                    359,662
                                                                                ------------

NET INVESTMENT INCOME                                                                238,229
                                                                                ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                    3,855,317
  Net change in unrealized appreciation/depreciation on investments               10,606,115
                                                                                ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                  14,461,432
                                                                                ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $ 14,699,661
                                                                                ============



See accompanying notes to financial statements.

                           THE JAMESTOWN EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997
                                                                                             Year                        Year
                                                                                            Ended                       Ended
                                                                                        March 31,                   March 31,
                                                                                             1998                        1997
FROM OPERATIONS:
                Net investment income                                           $         238,229            $        211,890
                Net realized gains from security transactions                           3,855,317                     777,388
                Net change in unrealized appreciation/depreciation
                                on investments                                         10,606,115                   2,328,613
                                                                                -----------------            ----------------
Net increase in net assets from operations                                             14,699,661                   3,317,891
                                                                                -----------------            ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
                From net investment income                                               (242,370)                   (206,587)
                From net realized gains from security transactions                     (4,379,490)                   (521,388)
                                                                                -----------------            ----------------
Decrease in net assets from distributions to shareholders                              (4,621,860)                   (727,975)
                                                                                -----------------            ----------------

FROM CAPITAL SHARE TRANSACTIONS:
                Proceeds from shares sold                                              10,499,561                  11,827,742
                Net asset value of shares issued in reinvestment
                                of distributions to shareholders                        4,351,536                     671,223
                Payments for shares redeemed                                           (3,895,041)                 (1,765,155)
                                                                                -----------------            ----------------
Net increase in net assets from capital share transactions                             10,956,056                  10,733,810
                                                                                -----------------            ----------------

TOTAL INCREASE IN NET ASSETS                                                           21,033,857                  13,323,726

NET ASSETS:
                Beginning of year                                                      31,180,248                  17,856,522
                                                                                -----------------            ----------------
                End of year - (including undistributed net investment
                                income of $4,022 and $8,163, respectively)      $      52,214,105            $     31,180,248
                                                                                =================            ================

Capital share activity:

                Sold                                                                      571,636                     788,755
                Reinvested                                                                236,191                      43,245
                Redeemed                                                                 (209,264)                   (120,237)
                                                                                -----------------            ----------------
                Net increase in shares outstanding                                        598,563                     711,763
                Shares outstanding, beginning of year                                   1,991,174                   1,279,411
                                                                                -----------------            ----------------
                Shares outstanding, end of year                                         2,589,737                   1,991,174
                                                                                =================            ================


See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
                                                                                      Years ended March 31,

                                                                  1998          1997           1996           1995         1994
Net asset value at beginning of year                            $15.66        $13.96         $11.29         $10.19       $10.18
                                                               -------       -------        -------        -------      -------
Income from investment operations:
              Net investment income                               0.11          0.13           0.15           0.10         0.08
              Net realized and unrealized gains (losses)
                            on investments                        6.47          2.00           2.98           1.15        (0.01)
                                                               -------       -------        -------        -------      -------
Total from investment operations                                  6.58          2.13           3.13           1.25         0.07
                                                               -------       -------        -------        -------      -------

Less distributions:
              Dividends from net investment income               (0.11)        (0.13)         (0.15)         (0.12)       (0.06)
              Distributions from net realized gains              (1.97)        (0.30)         (0.31)         (0.03)         --
                                                               -------       -------        -------        -------      -------
Total distributions                                              (2.08)        (0.43)         (0.46)         (0.15)       (0.06)
                                                               -------       -------        -------        -------      -------

Net asset value at end of year                                  $20.16        $15.66         $13.96         $11.29       $10.19
                                                               =======       =======        =======        =======      =======

Total return                                                     43.74%        15.27%         28.00%         12.33%        0.67%
                                                               =======       =======        =======        =======      =======

Net assets at end of year (000's)                              $52,214       $31,180        $17,857         $8,111       $2,811
                                                               =======       =======        =======        =======      =======

Ratio of gross expenses to average net assets                     0.93%         0.98%          1.14%          1.99%        3.16%

Ratio of net expenses to average net assets                       0.90%(a)      0.92%(a)       1.01%(a)       1.44%(b)     1.50%(b)

Ratio of net investment income to average net assets              0.60%         0.85%          1.27%          1.18%        0.82%

Portfolio turnover rate                                             59%           44%            54%            48%          92%

Average commission rate per share                              $0.0686       $0.0688          --             --           --


(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after the Adviser waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

See accompanying notes to financial statements.

                            THE JAMESTOWN EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
Shares                                                                                     Value
           COMMON STOCKS - 93.5%
           Advertising - 1.3%
11,000                     Interpublic Group of Companies, Inc.              $           683,375
                                                                             -------------------

           Chemicals - 2.9%
18,400                     Air Products & Chemicals, Inc.                              1,524,900
                                                                             -------------------


           Commercial Banking - 6.9%
17,000                     Fannie Mae                                                  1,075,250
24,000                     First Union Corporation                                     1,362,000
16,000                     NationsBank Corporation                                     1,167,000
                                                                             -------------------
                                                                                       3,604,250
                                                                             -------------------

           Communications - 8.7%
46,000                     Equifax, Inc.                                               1,679,000
10,000                     Lucent Technologies, Inc.                                   1,278,750
32,000                     MCI Communications                                          1,584,000
                                                                             -------------------
                                                                                       4,541,750
                                                                             -------------------


           Computers/Computer Technology Services - 12.1%
16,500                     Cisco Systems, Inc. (a)                                     1,128,188
20,000                     Computer Sciences Corporation (a)                           1,100,000
31,000                     Diebold, Inc.                                               1,364,000
14,800                     Intel Corporation                                           1,155,325
26,000                     Sunstrand Corporation                                       1,573,000
                                                                             -------------------
                                                                                       6,320,513
                                                                             -------------------

           Consumer Products - 18.2%
22,500                     Avon Products, Inc.                                         1,755,000
12,000                     Cendant Corporation (a)                                       475,500
27,000                     Crane Company                                               1,431,000
17,500                     General Electric Company                                    1,508,281
 8,500                     Gillette Company                                            1,008,844
20,000                     Kimberly-Clark Corporation                                  1,002,500
 6,000                     Procter & Gamble Company                                      506,250
24,000                     Sherwin Williams Company                                      852,000
36,800                     Sysco Corporation                                             943,000
                                                                             -------------------
                                                                                       9,482,375
                                                                             -------------------

           Drugs/Medical Equipment - 8.1%
11,500                     Abbott Laboratories                                           866,094
18,000                     Lilly (Eli) & Company                                       1,073,250
 7,500                     Merck and Company, Inc.                                       962,812
16,000                     Schering-Plough Corporation                                 1,307,000
                                                                             -------------------
                                                                                       4,209,156
                                                                             -------------------

Shares                                                                                     Value
           COMMON STOCKS - Continued
           Electronics - 2.2%
18,000                     Hewlett-Packard Company                           $         1,140,750
                                                                             -------------------

           Entertainment - 1.1%
 5,100                     Walt Disney Company                                           544,425
                                                                             -------------------

           Fire Systems - 3.2%
31,000                     Tyco International Ltd.                                     1,693,375
                                                                             -------------------

           Food Productions - 2.3%
37,000                     Conagra, Inc.                                               1,188,625
                                                                             -------------------

           Funeral Services - 2.4%
30,000                     Service Corporation International                           1,273,125
                                                                             -------------------

           Health Care Centers - 1.5%
28,000                     HealthSouth Corporation (a)                                   785,750
                                                                             -------------------

           Hotels - 2.7%
78,000                     Choice Hotel International, Inc. (a)                        1,433,250
                                                                             -------------------

           Insurance - 7.2%
 7,700                     American International Group                                  969,719
25,100                     Conseco, Inc.                                               1,421,288
15,500                     Jefferson-Pilot Corporation                                 1,378,531
                                                                             -------------------
                                                                                       3,769,538
                                                                             -------------------

           Oil and Gas Drilling - 7.8%
23,000                     Coastal Corporation                                         1,497,875
19,700                     Schlumberger Ltd.                                           1,492,275
18,000                     Texaco, Inc.                                                1,084,500
                                                                             -------------------
                                                                                       4,074,650
                                                                             -------------------

           Oil Field Machinery and Equipment - 2.5%
27,000                     Dresser Industries, Inc.                                    1,297,687
                                                                             -------------------

Shares                                                                                     Value
               COMMON STOCKS - Continued
               Retail Stores - 2.4%
36,500                     AutoZone, Inc. (a)                                $         1,236,437
                                                                             -------------------

               Total Common Stocks (Cost $32,982,706)                        $        48,803,931
                                                                             -------------------
 Face
Amount
                                    REPURCHASE AGREEMENTS (b) - 6.7%
$3,527,000      Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998,
                          repurchase proceeds $3,527,514 (Cost $3,527,000)   $         3,527,000
                                                                             -------------------

                Total Investments and Repurchase Agreements
                          at Value - 100.2%                                  $        52,330,931

                Liabilities in Excess of Other Assets - (0.2)%                          (116,826)
                                                                             -------------------

                Net Assets - 100.0%                                          $        52,214,105
                                                                             ===================




(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $3,618,623.

                See accompanying notes to financial statements.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998





1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 1, 1992.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $32,997,876 as of March 31, 1998:

 Gross unrealized appreciation......................................$15,903,238
 Gross unrealized depreciation.....................................     (97,183)
                                                                    -----------
 Net unrealized appreciation........................................$15,806,055
                                                                    ===========


The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $27,951,286 and $21,883,675, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $500 million and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $12,000 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Equity Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 August 1, 1998


                                   A Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVE AND POLICIES .........................................    2
DESCRIPTION OF BOND RATINGS ...............................................    9
INVESTMENT LIMITATIONS ....................................................   12
TRUSTEES AND OFFICERS .....................................................   14
INVESTMENT ADVISOR ........................................................   19
SUB-ADVISOR ...............................................................   20
ADMINISTRATOR .............................................................   21
OTHER SERVICES ............................................................   21
BROKERAGE .................................................................   22
SPECIAL SHAREHOLDER SERVICES ..............................................   23
PURCHASE OF SHARES ........................................................   25
REDEMPTION OF SHARES ......................................................   25
NET ASSET VALUE DETERMINATION .............................................   26
ALLOCATION OF TRUST EXPENSES ..............................................   26
ADDITIONAL TAX INFORMATION ................................................   27
CAPITAL SHARES AND VOTING .................................................   29
CALCULATION OF PERFORMANCE DATA ...........................................   30
FINANCIAL STATEMENTS AND REPORTS ..........................................   32


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown International Equity Fund (the "Fund") dated August 1, 1998. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts (ADRs). Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation

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to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

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It is  impossible  to  forecast  with  absolute  precision  the market  value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise

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price) at any time until a certain date (the expiration  date). A call option is
"covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.


The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.


WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

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OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Advisor, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Advisor, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

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REPURCHASE  AGREEMENTS.  The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and

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are a source of financing used extensively in international  trade.  When a bank
"accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note
program  of  the  Fund's  custodian,   acting  as  administrator   thereof.  The
Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations

                                      - 8 -
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of the Student Loan Marketing  Association,  the Federal Home Loan Banks and the
Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be

                                      - 9 -
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continuously  reviewed and that individual analysts give different weightings to
the  various  factors   involved  in  credit   analysis.   A  rating  is  not  a
recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

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DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     Aaa: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     Aa: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objective, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above) the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                                Principal Occupation                      Compensation
Age and Address                                During Past 5 Years                       From the Trust
---------------                                -------------------                       --------------
Austin Brockenbrough III (age 61)              President and Managing                          None
Trustee**                                      Director of Lowe, Brockenbrough
President                                      & Tattersall, Inc.,
The Jamestown International Equity             Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund         Director of Tredegar Industries,
6620 West Broad Street                         Inc. (plastics manufacturer) and
Suite 300                                      Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                      (global asset manager); Trustee
                                               of University of Richmond

                                     - 14 -

John T. Bruce (age 44)                         Principal of                                    None
Trustee and Chairman**                         Flippin, Bruce & Porter, Inc.,
Vice President                                 Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)              Physician                                     $9,000
Trustee**                                      Dermatology Associates of
5600 Grove Avenue                              Virginia, P.C.,
Richmond, Virginia   23226                     Richmond, Virginia

J. Finley Lee (age 58)                         Julian Price Professor Emeritus of            $9,000
Trustee                                        Business Administration
614 Croom Court                                University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of Albemarle
                                               Investment Trust (registered
                                               investment company)

Richard Mitchell (age 49)                      Principal of                                    None
Trustee**                                      T. Leavell &  Associates, Inc.,
President                                      Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 59)                    President of                                  $9,000
Trustee                                        University of Richmond,
7000 River Road                                Richmond, Virginia;
Richmond, Virginia  23229                      Director of Tredegar
                                               Industries, Inc.

Harris V. Morrissette (age 38)                 President of                                  $8,000
Trustee                                        Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                          Mobile, Alabama;
Mobile, Alabama   36693                        Chairman of Azalea Aviation, Inc.
                                               (airplane fueling); Director of
                                               South Alabama Bank and
                                               South Alabama Bancorporation

                                     - 15 -

Fred T. Tattersall (age 49)                    Managing Director of                            None
Trustee**                                      Tattersall Advisory Group, Inc.,
President                                      Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                    Chief Investment Officer of                   $6,500
Trustee                                        Virginia Retirement System,
P.O. Box 2500                                  Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                    Senior Vice President and                     $9,000
Trustee                                        General Counsel of Stateside
2300 Clarendon Blvd.                           Associates, Inc., Arlington,
Suite 407                                      Virginia; Director of The Swiss
Arlington, Virginia 22201                      Helvetia Fund, Inc. (closed-end
                                               investment company)

John P. Ackerly IV (age 35)                    Portfolio Manager of
Vice President                                 Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia;
One James Center, 901 E. Cary St.              prior to February 1994, a
Richmond, Virginia  23219                      Portfolio Manager with
                                               Central Fidelity Bank

Joseph L. Antrim III (age 53)                  Executive Vice President of
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 32)               Assistant Portfolio Manager of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund        Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                     - 16 -

John M. Flippin (age 56)                       Principal of
President                                      Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                     Principal of
Vice President                                 T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                 Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                     First Vice President and Chief Financial
Vice President                                 Officer of Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)                Principal of
Vice President                                 Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                         Vice President of Countrywide Fund Services,
Treasurer                                      Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                  to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                         (registered broker-dealer) and Countrywide
                                               Financial Services, Inc. (financial services
                                               company); Treasurer of Countrywide Investment
                                               Trust, Countrywide Tax-Free Trust and Countrywide
                                               Strategic Trust (registered investment companies),
                                               Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)                Executive Vice President of
President                                      Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

                                     - 17 -

John F. Splain (age 41)                        Vice President, General Counsel and Secretary
Secretary                                      of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                  Distributors, Inc.; General Counsel and Secretary of
Cincinnati, Ohio  45202                        Countrywide Investments, Inc. and Countrywide Financial
                                               Services, Inc.; Secretary of Countrywide Investment Trust;
                                               Countrywide Tax-Free Trust and Countrywide Strategic
                                               Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)             Vice President of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                      Administrator of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                       Senior Vice President of
Vice President                                 Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                        Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                         Portfolio Manager of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                   President and Chief Executive
Vice President                                 Officer of  Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.2% of the then outstanding shares of the Fund. On the same date, Oechsle International Advisors, L.P. Profit Sharing Trust, One International Place, Boston, Massachusetts 02110, owned of record 5.0% of the then outstanding shares of the Fund and Consolidated Shoe Co., Inc., together with its Profit Sharing Plan, P.O. Box 10549, Lynchburg, Virginia 24506, owned of record 6.2% of the then outstanding shares of the Fund.


                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") performs management, statistical, portfolio advisor selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the Advisory Agreement"). The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 1998 and 1997, the Fund paid the Advisor advisory fees of $355,460 and $211,861 (which was net of voluntary fee waivers of $29,007), respectively.

The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Oechsle International Advisors, L.P. (the "Sub-Advisor") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Advisor and the Trust. The Sub-Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Advisor or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Advisor or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Advisor. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 1998 and 1997 was $177,730 and $105,930, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.25% of the average value of its daily net assets up to $25,000,000, 0.225% of such assets from $25,000,000 to $50,000,000 and 0.20% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998 and 1997, the Administrator received from the Fund fees of $86,293 and $59,209, respectively.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to prepare the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Advisor) directs the execution of the Fund's portfolio transactions. The Sub-Advisor may effect Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1998 and 1997, the total amount of brokerage commissions paid by the Fund was $100,229 and $203,458, respectively.


While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:


                     The Jamestown International Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor, the Sub-Advisor and certain parties related thereto, including clients of the Advisor and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.



While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $496,302, which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $791,824 during the period from November 1, 1997 through March 31, 1998, which are treated for federal income tax purposes as arising during the Fund's fiscal year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.


                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1998 and for the period since inception (April 16, 1996) to March 31, 1998 are 29.67% and 13.31%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                    ---------------------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998

          Investment Adviser                              Administrator
Lowe, Brockenbrough & Tattersall, Inc.           Countrywide Fund Services, Inc.
        6620 West Broad Street                          312 Walnut Street
              Suite 300                                   P.O. Box 5354
       Richmond, Virginia 23230                    Cincinnati, Ohio 45201-5354
            1.804.288.0404                                1.800.443.4249

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998


PERFORMANCE OF THE JAMESTOWN INTERNATIONAL EQUITY FUND

The Jamestown International Equity Fund returned 29.7% for the year ended March 31, 1998. This performance compares well with 18.6% for the Morgan Stanley EAFE Index and 20.2% for the average international fund in the Lipper Index. This period was characterized by continued strength throughout Europe and weakness in Japan and the rest of Asia. The Fund was significantly underweighted in Japan and had very little exposure to the collapse in most of the Asian markets that began last summer.

Overweight positions in Italy, Spain and France, along with strong stock selection throughout the region, were of particular benefit. Optimism was particularly pronounced for these countries as their interest rates converged toward German levels in preparation for the approaching common currency. The structural changes that have occurred in Europe over the last two years should continue to have a positive impact on earnings and returns, and Oechsle will continue to favor this region until they see signs of structural change throughout Asia.

In Japan, Oechsle believes that the focus on fiscal spending stimulus by market participants is misguided. Any stimulus is unlikely to have a sustainable impact on Japan's economy. Oechsle is focused on deregulation and the potential for restructuring, both of which would have a more sustained and significant impact on the long-term health of their economy. To date, policy initiatives for structural change have been limited. Ultimately, the real question is whether or not Japan chooses to participate in global trade and capital markets according to the same rules as the rest of the world.

The Fund's limited emerging market investments continue to be concentrated in Latin America. Oechsle believes the recovery in the emerging Asian stock markets during the first quarter of 1998 appears to be a snap back from extremely depressed levels of late 1997. They believe that the crises in emerging Asian economies may be reasonably well contained, but not fully resolved. Valuations are stretched on normalized earnings, and we are unlikely to see normalized earnings in what remains of this century. Uncertainty remains high, balance sheets are fragile, and uncooperative neighbors may destabilize the region further.

ASSET ALLOCATION (As of March 31, 1998)


                                   THE JAMESTOWN
                               INTERNATIONAL EQUITY           MORGAN STANLEY
                                       FUND                     EAFE INDEX

  Continental Europe                   55.6%                       48.9%
  United Kingdom                       15.8%                       21.8%
  Pacific Basin, excluding Japan        6.0%                        7.0%
  Japan                                12.8%                       22.3%
  Emerging Markets                      7.2%                        0.0%
  Other                                 2.6%                        0.0%
                                       -----                       -----
  Total                               100.0%                      100.0%

                      JAMESTOWN INTERNATIONAL EQUITY FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown International Equity Fund and the Morgan Stanley EAFE Index.

               MORGAN STANLEY
                 EAFE INDEX                    JAMESTOWN INTL EQUITY FUND
                         MONTHLY                                 MONTHLY
DATE         RETURN      BALANCE             DATE    RETURN      BALANCE

04/30/96                  10,000         04/30/96                 10,000
05/31/96     -1.84%        9,816         05/31/96    -1.30%        9,870
06/30/96      0.56%        9,871         06/30/96    -0.51%        9,820
07/31/96     -2.92%        9,583         07/31/96    -4.49%        9,379
08/31/96      0.22%        9,604         08/31/96     0.00%        9,379
09/30/96      2.66%        9,859         09/30/96     1.71%        9,539
10/31/96     -1.02%        9,759         10/31/96    -0.21%        9,519
11/30/96      3.98%       10,147         11/30/96     3.89%        9,890
12/31/96     -1.29%       10,016         12/31/96    -1.22%        9,770
01/31/97     -3.50%        9,666         01/31/97    -0.41%        9,730
02/28/97      1.64%        9,824         02/28/97     0.52%        9,780
03/31/97      0.36%        9,860         03/31/97     0.72%        9,850
04/30/97      0.53%        9,912         04/30/97     1.43%        9,991
05/31/97      6.51%       10,557         05/31/97     6.43%       10,633
06/30/97      5.51%       11,139         06/30/97     7.27%       11,407
07/31/97      1.62%       11,319         07/31/97     5.03%       11,980
08/31/97     -7.47%       10,474         08/31/97    -8.56%       10,954
09/30/97      5.60%       11,060         09/30/97     8.63%       11,899
10/31/97     -7.68%       10,211         10/31/97   -10.14%       10,692
11/30/97     -1.02%       10,107         11/30/97    -0.09%       10,682
12/31/97      0.87%       10,195         12/31/97     2.82%       10,984
01/31/98      4.57%       10,660         01/31/98     2.21%       11,227
02/28/98      6.42%       11,345         02/28/98     7.74%       12,096
03/31/98      3.08%       11,694         03/31/98     5.60%       12,773

The Jamestown International Equity Fund Average Annual Total Returns
1 Year         Since Inception*
29.67%         13.31%

*Initial public offering of shares was April 16, 1996.
Past performance is not predictive of future performance.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998
ASSETS
Investments in securities:
                      At acquisition cost                                                          $    31,389,272
                                                                                                   ===============
                      At value (Note 1)                                                            $    41,360,258
Cash                                                                                                     1,112,213
Cash denominated in foreign currencies (cost $1,152)                                                         1,261
Net unrealized appreciation on forward foreign currency exchange contracts (Note 5)                        122,782
Receivable for securities sold                                                                             664,035
Receivable for capital shares sold                                                                         240,000
Dividends receivable                                                                                       106,249
Interest receivable                                                                                          3,367
Other assets                                                                                                   765
                                                                                                   ---------------
                      TOTAL ASSETS                                                                      43,610,930
                                                                                                   ---------------


LIABILITIES
Dividends payable                                                                                            1,623
Payable for securities purchased                                                                           997,451
Accrued advisory fees (Note 3)                                                                              34,944
Accrued administration fees (Note 3)                                                                         8,250
Other accrued expenses                                                                                      26,018
                                                                                                   ---------------
                      TOTAL LIABILITIES                                                                  1,068,286
                                                                                                   ---------------

NET ASSETS                                                                                         $    42,542,644
                                                                                                   ===============

Net assets consist of:
Paid-in capital                                                                                    $    33,848,482
Accumulated net realized losses from security and foreign currency transactions                         (1,402,684)
Net unrealized appreciation on investments                                                               9,970,986
Net unrealized appreciation on translation of assets and liabilities in foreign currencies                 125,860
                                                                                                   ---------------
Net assets                                                                                         $    42,542,644
                                                                                                   ===============

Shares of beneficial interest outstanding (unlimited number of shares
                      authorized, no par value)                                                          3,372,542
                                                                                                   ===============

Net asset value, offering price and redemption price per share (Note 1)                            $         12.61
                                                                                                   ===============


See accompanying notes to financial statements.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended March 31, 1998
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $58,374)          $   472,755
  Interest                                                              61,696
                                                                   -----------
    TOTAL INVESTMENT INCOME                                            534,451
                                                                   -----------

EXPENSES
  Investment advisory fees (Note 3)                                    355,460
  Administration fees (Note 3)                                          86,293
  Custodian fees                                                        60,384
  Registration fees                                                     16,446
  Pricing costs                                                         10,270
  Professional fees                                                      9,996
  Trustees' fees and expenses                                            5,405
  Printing of shareholder reports                                        3,101
  Postage and supplies                                                   2,990
  Insurance expense                                                      2,058
  Other expenses                                                         1,333
                                                                   -----------
    TOTAL EXPENSES                                                     553,736
                                                                   -----------

NET INVESTMENT LOSS                                                    (19,285)
                                                                   -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCIES (Note 4)
  Net realized gains (losses) from:
    Security transactions                                              (60,926)
    Foreign currency transactions                                      190,757
  Net change in unrealized appreciation/depreciation on:
    Investments                                                      8,970,013
    Foreign currency transactions                                      126,420
                                                                   -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  AND FOREIGN CURRENCIES                                             9,226,264
                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,206,979
                                                                   ===========


See accompanying notes to financial statements.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the Periods Ended March 31, 1998 and 1997

                                                                                           Year               Period
                                                                                          Ended                Ended
                                                                                      March 31,            March 31,
                                                                                           1998              1997(a)
FROM OPERATIONS:
  Net investment loss                                                            $      (19,285)      $     (36,671)
  Net realized losses from security transactions                                        (60,926)         (1,230,188)
  Net realized gains from foreign currency transactions                                 190,757             185,973
  Net change in unrealized appreciation/depreciation on investments                   8,970,013           1,000,973
  Net change in unrealized appreciation/depreciation on translation
    of assets and liabilities in foreign currencies                                     126,420                (560)
                                                                                 --------------       -------------
Net increase (decrease) in net assets from operations                                 9,206,979             (80,473)
                                                                                 --------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                           (325,257)           (107,087)
                                                                                 --------------       -------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                           4,706,633          29,619,931
  Net asset value of shares issued in reinvestment
    of distributions to shareholders                                                    321,283             105,780
  Payments for shares redeemed                                                         (657,411)           (247,734)
                                                                                 --------------       -------------
Net increase in net assets from capital share transactions                            4,370,505          29,477,977
                                                                                 --------------       -------------

TOTAL INCREASE IN NET ASSETS                                                         13,252,227          29,290,417

NET ASSETS:
  Beginning of period                                                                29,290,417                   0
                                                                                 --------------       -------------

  End of period                                                                  $   42,542,644       $  29,290,417
                                                                                 ==============       =============


Capital share activity:

  Sold                                                                                  418,420           3,000,775
  Reinvested                                                                             28,068              10,836
  Redeemed                                                                              (60,156)            (25,401)
                                                                                 --------------       -------------
  Net increase in shares outstanding                                                    386,332           2,986,210
  Shares outstanding, beginning of period                                             2,986,210                   0
                                                                                 --------------       -------------
  Shares outstanding, end of period                                                   3,372,542           2,986,210
                                                                                 ==============       =============


(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.


See accompanying notes to financial statements.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
                                                                     Year            Period
                                                                    Ended             Ended
                                                                March 31,         March 31,
                                                                     1998          1997 (a)
Net asset value at beginning of period                              $9.81            $10.00
                                                                  -------           -------

Income from investment operations:
  Net investment loss                                               (0.01)            (0.01)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies                            2.91             (0.14)
                                                                  -------           -------
Total from investment operations                                     2.90             (0.15)
                                                                  -------           -------

Less distributions:
  From net investment income                                        (0.10)            (0.04)
                                                                  -------           -------

Net asset value at end of period                                   $12.61             $9.81
                                                                  =======           =======

Total return                                                        29.67%            -1.56%(c)
                                                                  =======           =======

Net assets at end of period (000's)                               $42,543           $29,290
                                                                  =======           =======

Ratio of net expenses to average net assets (b)                      1.56%             1.60%(c)

Ratio of net investment loss to average net assets                  -0.05%            -0.15%(c)

Portfolio turnover rate                                                47%               70%(c)

Average commission rate per share                                 $0.0294           $0.0258


(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended
March 31, 1997.

(c) Annualized.

See accompanying notes to financial statements.

                      THE JAMESTOWN INTERNATIONAL EQUITY FUND

                      PORTFOLIO OF INVESTMENTS

                         March 31, 1998
 Shares                                                                                   Value
          COMMON STOCKS - 97.2%
          Australia - 3.6%
 85,700                         Australia and New Zealand Banking Group Ltd.        $   574,008
 70,600                         Coca-Cola Amatil Ltd.                                   554,803
 61,947                         News Corporation Ltd.                                   409,573
                                                                                    -----------
                                                                                      1,538,384
                                                                                    -----------

          Belgium - 0.6%
    468                         Kredietbank NV                                          251,488
                                                                                    -----------

          Brazil - 1.2%
  3,900                         Telecomunicacoes Brasileiras SA - Telebras - ADR        506,269
                                                                                    -----------

          Canada - 0.4%
 13,000                         MacMillan Bloedel Ltd.                                  180,539
                                                                                    -----------

          France - 13.8%
  4,980                         Banque Nationale de Paris                               387,022
  2,874                         Danone                                                  693,951
  2,233                         Havas SA                                                184,891
 18,357                         Renault SA (a)                                          817,751
  7,915                         Schneider SA                                            609,368
  8,970                         Suez Lyonnaise des Eaux                               1,295,764
  8,601                         Thomson CSF                                             347,056
  6,819                         Total SA - Class B                                      818,849
  8,229                         Valeo SA                                                723,859
                                                                                    -----------
                                                                                      5,878,511
                                                                                    -----------

          Germany - 5.8%
  7,683                         Daimler-Benz AG                                         706,259
  1,461                         Mannesmann AG                                         1,069,678
    872                         Volkswagen AG                                           682,761
    872                         Volkswagen AG - Rights                                   15,843
                                                                                    -----------
                                                                                      2,474,541
                                                                                    -----------

          Hong Kong - 1.7%
 57,000                         Hutchison Whampoa Ltd.                                  400,939
 85,000                         New World Development                                   300,043
                                                                                    -----------
                                                                                        700,982
                                                                                    -----------

          India -  1.7%
  6,800                         Hindalco Industries Ltd. - GDR (a)                      120,700
 18,600                         Reliance Industries Ltd. - GDR                          155,310
  4,220                         Richter Gedeon Rt. - GDR                                444,062
                                                                                    -----------
                                                                                        720,072
                                                                                    -----------

 Shares                                                                                  Value
          COMMON STOCKS - Continued
          Italy - 7.9%
  9,100                         Banca Popolare di Bergamo Credito Varesino SpA      $  208,172
187,722                         Credito Italiano SpA                                   927,349
116,200                         Mediaset SpA                                           735,305
186,202                         Telecom Italia SpA                                   1,467,351
                                                                                    ----------
                                                                                     3,338,177
                                                                                    ----------

          Japan - 12.7%
 24,000                         Canon, Inc.                                            541,728
 25,000                         Denso Corporation                                      468,688
    500                         Isetan Company                                           4,237
 11,000                         Ito-Yokado Company Ltd.                                595,571
 35,000                         Mitsui Fudosan Company, Ltd.                           333,331
 15,000                         Murata Manufacturing Company Ltd.                      413,945
     53                         Nippon Telegraph and Telephone Corporation             441,166
 44,000                         Nomura Securities Company Ltd.                         518,031
     13                         NTT Data Communications Systems Company                578,098
  7,000                         Rohm Company                                           640,415
  6,500                         Sony Corporation                                       550,802
 53,000                         Sumitomo Realty & Development                          312,393
                                                                                    ----------
                                                                                     5,398,405
                                                                                    ----------

          Mexico - 3.4%
 12,300                         Grupo Televisa SA                                      450,488
 60,000                         Kimberly-Clark de Mexico, SA de CV - Class A           309,939
 11,900                         Telefonos De Mexico SA - ADR                           670,863
                                                                                    ----------
                                                                                     1,431,290
                                                                                    ----------

          Netherlands - 13.0%
 13,500                         Gucci Group NV - ADR                                   641,250
 12,120                         ING Groep NV                                           687,779
 21,479                         Konink PTT Nederland NV                              1,112,754
 13,310                         Royal Dutch Petroleum Company                          753,393
  8,361                         Royal Philips Electronics NV                           613,636
  6,130                         Vendex International NV                                388,147
 39,556                         VNU-Verenigde Nederlandse Uitgeversbedrijven
                                                      Verenigd Bezit                 1,352,892
                                                                                    ----------
                                                                                     5,549,851
                                                                                    ----------

          New Zealand - 0.7%
 65,275                         Telecom Corporation of New Zealand Ltd.                311,076
                                                                                    ----------

          Philippines - 0.9%
540,000                         Filinvest Land Inc. (a)                                 59,131
 20,160                         Metropolitan Bank & Trust Company (a)                  186,179
  4,333                         Philippine Long Distance Telephone Company             120,619
                                                                                    ----------
                                                                                       365,929
                                                                                    ----------

          COMMON STOCKS - Continued
 Shares                                                                                   Value
          Spain - 6.2%
  5,500                         Argentaria SA                                       $   455,384
 15,600                         Banco Santander SA                                      776,968
 32,007                         Telefonica de Espana                                  1,410,662
                                                                                    -----------
                                                                                      2,643,014
                                                                                    -----------

          Sweden - 2.4%
 20,660                         Hennes and Mauritz AB - Class B                       1,038,909
                                                                                    -----------

          Switzerland - 5.7%
    414                         Nestle SA                                               791,076
    581                         Novartis AG                                           1,028,243
     56                         Roche Holding AG                                        606,107
                                                                                    -----------
                                                                                      2,425,426
                                                                                    -----------

          United Kingdom - 15.5%
 27,500                         BOC Group PLC                                           438,640
 34,870                         British Aerospace PLC                                 1,147,429
 20,768                         British Petroleum Company PLC                           298,222
 61,100                         Diageo PLC                                              717,250
 33,900                         Glaxo Wellcome PLC                                      900,355
 46,920                         Imperial Chemical Industries PLC                        831,294
218,070                         LucasVarity PLC                                         873,693
 49,484                         Somerfield PLC                                          296,246
105,931                         Vodafone Group PLC                                    1,104,266
                                                                                    -----------
                                                                                      6,607,395
                                                                                    -----------


          Total Common Stocks (Cost $31,389,272) - 97.2%                            $41,360,258

          Other Assets in Excess of Liabilities - 2.8%                                1,182,386
                                                                                    -----------

          Net Assets - 100.0%                                                       $42,542,644
                                                                                    ===========


(a) Non-income producing security.

See accompanying notes to financial statements.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown International Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on April 16, 1996.

The Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $31,392,260 as of March 31, 1998:

Gross unrealized appreciation.....................................$ 11,106,522
Gross unrealized depreciation.....................................  (1,138,524)
                                                                  ------------
Net unrealized appreciation.......................................$  9,967,998
                                                                  ============

As of March 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $496,302 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $791,824 during the period from November 1, 1997 through March 31, 1998, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $19,366,414 and $15,951,225, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Lowe, Brockenbrough & Tattersall, Inc. (the Adviser), under the terms of an Investment Advisory Agreement, provides general investment supervisory services to the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, Inc. (Oechsle) to provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .25% of its average daily net assets up to $25 million; .225% of the next $25 million of such net assets; and .20% of such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1998, the Fund had forward foreign currency exchange contracts outstanding as follows:
                                                                                                  Net
                                                                                           Unrealized
         Delivery                To Receive                  Initial           Market    Appreciation
           Date                 (To Deliver)                  Value             Value  (Depreciation)
CONTRACTS TO SELL
         04/01/98                   (21,183) AUD      $     (14,256)      $   (14,048)     $    208
                               =============
         04/02/98                   (55,126) AUD            (37,100)          (36,557)          543
                               =============
         04/03/98                   (38,695) AUD            (26,022)          (25,656)          366
                               =============
         04/07/98                   (12,552) AUD             (8,306)           (8,320)          (14)
                               =============
         04/02/98                  (179,500) GBP           (302,637)         (300,591)        2,046
                               =============
         04/03/98                   (76,353) GBP           (128,387)         (127,861)          526
                               =============
         04/06/98                    (6,209) GBP            (10,412)          (10,397)           15
                               =============
         04/01/98                (5,371,337) JPY            (41,606)          (40,280)        1,326
                               =============
         05/27/98              (379,000,000) JPY         (2,998,655)       (2,872,107)      126,548
                               =============
         07/01/98                  (549,000) NZD           (300,704)         (300,110)          594
                               =============           ------------       -----------      --------

TOTAL SELL CONTRACTS                                     (3,868,085)       (3,735,927)      132,158
                                                       ------------       -----------      --------

CONTRACTS TO BUY

04/15/98                          6,357,116  BEF            168,260           166,747        (1,513)
                               =============
04/30/98                          1,574,043  FRF            258,131           254,761        (3,370)
                               =============
04/07/98                            120,838  GBP            202,295           202,358            63
                               =============
04/01/98                             84,868  NZD             47,781            46,920          (861)
                               =============
04/02/98                            144,806  NZD             81,815            80,057        (1,758)
                               =============
04/03/98                            179,257  NZD            100,922            99,048        (1,874)
                               =============
04/07/98                             40,131  NZD             22,221            22,158           (63)
                               =============           ------------       -----------      --------
TOTAL BUY CONTRACTS                                         881,425           872,049        (9,376)
                                                       ------------       -----------      --------

NET CONTRACTS                                           $(2,986,660)      $(2,863,878)     $122,782
                                                       ============       ===========      ========


AUD                        - Australian Dollar
BEF                        - Belgian Franc
FRF                        - French Franc
GBP                        - British Pound Sterling
JPY                        - Japanese Yen
NZD                        - New Zealand Dollar

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown International Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period April 16, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown International Equity Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND


                                 August 1, 1998


                            A series of WILLIAMSBURG
                       INVESTMENT TRUST 312 Walnut Street,
                                   21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES ........................................    2
INVESTMENT LIMITATIONS ....................................................    4
TRUSTEES AND OFFICERS .....................................................    5
INVESTMENT ADVISOR ........................................................   10
ADMINISTRATOR .............................................................   11
OTHER SERVICES ............................................................   11
BROKERAGE .................................................................   12
SPECIAL SHAREHOLDER SERVICES ..............................................   13
PURCHASE OF SHARES ........................................................   15
REDEMPTION OF SHARES ......................................................   15
NET ASSET VALUE DETERMINATION .............................................   16
ALLOCATION OF TRUST EXPENSES ..............................................   16
ADDITIONAL TAX INFORMATION ................................................   16
CAPITAL SHARES AND VOTING .................................................   18
CALCULATION OF PERFORMANCE DATA ...........................................   18
FINANCIAL STATEMENTS AND REPORTS ..........................................   21


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Tax Exempt Virginia Fund (the "Fund") dated August 1, 1998. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks,

Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box";

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options; or

(10) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                                Principal Occupation                     Compensation
Age and Address                                During Past 5 Years                      From the Trust
---------------                                -------------------                      --------------
Austin Brockenbrough III (age 61)              President and Managing                        None
Trustee**                                      Director of Lowe, Brockenbrough
President                                      & Tattersall, Inc.,
The Jamestown International Equity             Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund         Director of Tredegar Industries,
6620 West Broad Street                         Inc. (plastics manufacturer) and
Suite 300                                      Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                      (global asset manager); Trustee
                                               of University of Richmond

John T. Bruce (age 44)                         Principal of                                  None
Trustee and Chairman**                         Flippin, Bruce & Porter, Inc.,
Vice President                                 Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)              Physician                                   $9,000
Trustee**                                      Dermatology Associates of
5600 Grove Avenue                              Virginia, P.C.,
Richmond, Virginia   23226                     Richmond, Virginia

                                      - 5 -

J. Finley Lee (age 58)                         Julian Price Professor Emeritus of          $9,000
Trustee                                        Business Administration
614 Croom Court                                University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of Albemarle
                                               Investment Trust (registered
                                               investment company)

Richard Mitchell (age 49)                      Principal of                                  None
Trustee**                                      T. Leavell &  Associates, Inc.,
President                                      Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 59)                    President of                                $9,000
Trustee                                        University of Richmond,
7000 River Road                                Richmond, Virginia;
Richmond, Virginia  23229                      Director of Tredegar
                                               Industries, Inc.

Harris V. Morrissette (age 38)                 President of                                $8,000
Trustee                                        Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                          Mobile, Alabama;
Mobile, Alabama   36693                        Chairman of Azalea Aviation, Inc.
                                               (airplane fueling); Director of
                                               South Alabama Bank and
                                               South Alabama Bancorporation

Fred T. Tattersall (age 49)                    Managing Director of                          None
Trustee**                                      Tattersall Advisory Group, Inc.,
President                                      Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                    Chief Investment Officer of                 $6,500
Trustee                                        Virginia Retirement System,
P.O. Box 2500                                  Richmond, Virginia
Richmond, Virginia 23218

                                      - 6 -

Samuel B. Witt III (age 62)                    Senior Vice President and                   $9,000
Trustee                                        General Counsel of Stateside
2300 Clarendon Blvd.                           Associates, Inc., Arlington,
Suite 407                                      Virginia; Director of The Swiss
Arlington, Virginia 22201                      Helvetia Fund, Inc. (closed-end
                                               investment company)

John P. Ackerly IV (age 35)                    Portfolio Manager of
Vice President                                 Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia;
One James Center, 901 E. Cary St.              prior to February 1994, a
Richmond, Virginia  23219                      Portfolio Manager with
                                               Central Fidelity Bank

Joseph L. Antrim III (age 53)                  Executive Vice President of
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 32)               Assistant Portfolio Manager of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund        Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                       Principal of
President                                      Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                     Principal of
Vice President                                 T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                 Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

                                      - 7 -

J. Lee Keiger III (age 43)                     First Vice President and Chief Financial
Vice President                                 Officer of Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)                Principal of
Vice President                                 Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 36)                         Vice President of Countrywide Fund Services,
Treasurer                                      Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                  to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                         (registered broker-dealer) and Countrywide
                                               Financial Services, Inc. (financial services
                                               company); Treasurer of Countrywide Investment
                                               Trust, Countrywide Tax-Free Trust and Countrywide
                                               Strategic Trust (registered investment companies),
                                               Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)                Executive Vice President of
President                                      Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                        Vice President, General Counsel and Secretary
Secretary                                      of Countrywide Fund Services, Inc. and CW Fund
312 Walnut Street, 21st Floor                  Distributors, Inc.; General Counsel and Secretary of
Cincinnati, Ohio  45202                        Countrywide Investments, Inc. and Countrywide Financial
                                               Services, Inc.; Secretary of Countrywide Investment Trust;
                                               Countrywide Tax-Free Trust and Countrywide Strategic
                                               Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)             Vice President of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

                                      - 8 -

Connie R. Taylor (age 47)                      Administrator of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 39)                       Senior Vice President of
Vice President                                 Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                        Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                         Portfolio Manager of
Vice President                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                   President and Chief Executive
Vice President                                 Officer of  Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------


**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.8% of the then outstanding shares of the Fund. On the same date, Robert B. Seidensticker, 352 Rolling Lake Court, Manakin, Virginia 23103, owned of record 8.4% of the then outstanding shares of the Fund; the Susan F. Lavenstein Trust, c/o Lowe, Brockenbrough & Tattersall, Inc., 6620 West Broad Street, Richmond, Virginia 23230, owned of record 5.4% of the then outstanding shares of the Fund; and Doris L. Crickenberger, together with the Doris L. Crickenberger Trust, 607 Henri Road, Richmond, Virginia 23226, owned of record 5.9% of the then outstanding shares of the Fund.


                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Fund paid the Advisor advisory fees of $56,311 (which was net of voluntary fee waivers of $4,939), $27,398 (net of voluntary fee waivers of $14,090) and $9,576 (net of voluntary fee waivers of $23,645), respectively.


The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $200,000,000 and 0.10% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received from the Fund fees of $25,157, $24,000 and $24,000, respectively.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:


                     The Jamestown Tax Exempt Virginia Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.



                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.



Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Virginia tax laws exempt income from qualifying  municipal bond  obligations,  income dividends  attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1998 and for the period since inception (September 1, 1993) to March 31, 1998 are 8.00% and 4.89%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1998 was 4.21%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 1998, based on the highest marginal combined federal and Virginia income tax rate, was 7.40%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Municipal Bond Index, which is generally considered to be representative of the performance of municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     --------------------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998

          Investment Adviser                              Administrator
Lowe, Brockenbrough & Tattersall, Inc.           Countrywide Fund Services, Inc.
        6620 West Broad Street                          312 Walnut Street
              Suite 300                                   P.O. Box 5354
       Richmond, Virginia 23230                    Cincinnati, Ohio 45201-5354
            1.804.288.0404                                1.800.443.4249

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998


PERFORMANCE OF THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1998, The Jamestown Tax Exempt Virginia Fund had a total return of 8.01% after operating expenses. The Lipper Intermediate Municipal Bond Index advanced 8.03% during this same period. Some key characteristics of the fund are as follows:

---------------------------------------------- --------------------
Average Effective Maturity/Duration            8.2 yrs/6.1 yrs
---------------------------------------------- --------------------
---------------------------------------------- --------------------
Average Weighted Coupon                        5.7%
---------------------------------------------- --------------------
---------------------------------------------- --------------------
SEC Yield                                      4.2%
---------------------------------------------- --------------------
---------------------------------------------- --------------------
Average Credit Quality                         AA+
---------------------------------------------- --------------------

During the first three months of this year, the municipal bond market experienced a massive avalanche of new issue supply, with total volume up 70% from 1997 levels. This increase in issuance has prevented municipal yields from falling as sharply as taxable yields over the past year. Also, the municipal yield curve maintains a decent shape, where the difference in yield between 2-year insured bonds and 17-year insured bonds is roughly 120 basis points. Beyond long intermediates, however, the reward associated with additional length is quite modest, since 30-year insured bonds yield only about 13 basis points more than 17-year paper. By comparison the taxable yield curve is extremely flat, with 30-year Treasuries yielding only 40 basis points more than 2-year paper. Therefore, municipals are very attractive on a relative yield basis to taxable bonds, and we find the most value in 10-15 year, AAA, insured municipal bonds.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund and the Lehman Municipal Bond Index.

   LEHMAN MUNICIPAL BOND INDEX:               THE JAMESTOWN TAX EXEMPT
                                                    VIRGINIA FUND:
               QTRLY                                    QTRLY
DATE          RETURN      BALANCE            DATE      RETURN      BALANCE
09/01/93                  10,000         09/01/93                   10,000
09/30/93       1.14%      10,114         09/30/93       1.20%       10,120
12/31/93       1.41%      10,256         12/31/93       1.54%       10,275
03/31/94      -5.49%       9,693         03/31/94      -4.35%        9,828
06/30/94       1.11%       9,801         06/30/94       0.79%        9,906
09/30/94       0.68%       9,868         09/30/94       0.72%        9,978
12/31/94      -1.44%       9,726         12/31/94      -0.80%        9,898
03/31/95       7.07%      10,414         03/31/95       4.73%       10,366
06/30/95       2.41%      10,665         06/30/95       2.21%       10,596
09/30/95       2.87%      10,971         09/30/95       1.98%       10,806
12/31/95       4.13%      11,424         12/31/95       2.78%       11,106
03/31/96      -1.20%      11,287         03/31/96      -0.59%       11,041
06/30/96       0.76%      11,372         06/30/96       0.63%       11,110
09/30/96       2.29%      11,633         09/30/96       1.65%       11,293
12/31/96       2.55%      11,929         12/31/96       2.15%       11,536
03/31/97      -0.24%      11,901         03/31/97      -0.10%       11,525
06/30/97       3.44%      12,310         06/30/97       2.69%       11,835
09/30/97       3.02%      12,682         09/30/97       2.12%       12,086
12/31/97       2.71%      13,026         12/31/97       2.20%       12,352
03/31/98       1.15%      13,175         03/31/98       0.78%       12,448

LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
               QTRLY
    DATE      RETURN      BALANCE
09/01/93                  10,000
09/30/93       1.14%      10,114
12/31/93       1.18%      10,233
03/31/94      -3.89%       9,835
06/30/94       0.92%       9,926
09/30/94       0.59%       9,984
12/31/94      -3.54%       9,631
03/31/95       4.94%      10,107
06/30/95       1.66%      10,274
09/30/95       2.26%      10,507
12/31/95       2.58%      10,778
03/31/96      -0.66%      10,707
06/30/96       0.49%      10,759
09/30/96       1.63%      10,934
12/31/96       2.09%      11,163
03/31/97      -0.09%      11,153
06/30/97       2.57%      11,439
09/30/97       2.36%      11,709
12/31/97       2.07%      11,952
03/31/98       0.89%      12,058
The Jamestown Tax Exempt Virginia Fund Average Annual Total Returns
1 Year         Since Inception*
8.00%          4.89%

*Initial public offering of shares was September 1, 1993.
Past performance is not predictive of future performance.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998
ASSETS
  Investments in securities:
                        At acquisition cost                 $ 17,429,901
                                                            ============
                        At value (Note 1)                   $ 18,012,103
  Interest receivable                                            240,742
  Other assets                                                       290
                                                            ------------
                        TOTAL ASSETS                          18,253,135
                                                            ------------

LIABILITIES
  Dividends payable                                               28,883
  Payable for capital shares redeemed                                419
  Accrued advisory fees (Note 3)                                   5,195
  Accrued administration fees (Note 3)                             2,280
  Other accrued expenses                                           3,630
                                                            ------------
                        TOTAL LIABILITIES                         40,407
                                                            ------------

NET ASSETS                                                  $ 18,212,728
                                                            ============

Net assets consist of:
Paid-in capital                                             $ 17,629,744
Accumulated net realized gains from
  security transactions                                              782
Net unrealized appreciation on investments                       582,202
                                                            ------------
                      Net assets                            $ 18,212,728
                                                            ============

Shares of beneficial interest outstanding
                      (unlimited number of shares
                      authorized, no par value)                1,793,260
                                                            ============

Net asset value, offering price and redemption
                      price per share (Note 1)              $      10.16
                                                            ============


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                             STATEMENT OF OPERATIONS

                            Year Ended March 31, 1998
INVESTMENT INCOME
  Interest                                                                   $   788,716
                                                                             -----------

EXPENSES
  Investment advisory fees (Note 3)                                               61,250
  Administration fees (Note 3)                                                    25,157
  Professional fees                                                                8,996
  Pricing costs                                                                    5,831
  Trustees' fees and expenses                                                      5,405
  Custodian fees                                                                   3,600
  Printing of shareholder reports                                                  2,912
  Registration fees                                                                2,733
  Postage and supplies                                                             2,338
  Other expenses                                                                   1,561
                                                                             -----------
                                 TOTAL EXPENSES                                  119,783
  Fees waived by the Adviser (Note 3)                                             (4,939)
                                                                             -----------
                                 NET EXPENSES                                    114,844
                                                                             -----------

NET INVESTMENT INCOME                                                            673,872
                                                                             -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                   57,902
  Net change in unrealized appreciation/depreciation on investments              399,917
                                                                             -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                 457,819
                                                                             -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $ 1,131,691
                                                                             ===========


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                       Years Ended March 31, 1998 and 1997

                                                                         Year                Year
                                                                        Ended               Ended
                                                                    March 31,           March 31,
                                                                         1998                1997
FROM OPERATIONS:
  Net investment income                                          $    673,872        $    468,504
  Net realized gains from security transactions                        57,902              16,747
  Net change in unrealized appreciation/depreciation
                            on investments                            399,917             (32,780)
                                                                 ------------        ------------
Net increase in net assets from operations                          1,131,691             452,471
                                                                 ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
                          From net investment income                 (673,872)           (468,504)
                                                                 ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                         8,481,218           3,430,016
  Net asset value of shares issued in reinvestment
                            of distributions to shareholders          360,594             251,004
  Payments for shares redeemed                                     (2,284,029)         (1,247,016)
                                                                 ------------        ------------
Net increase in net assets from capital share transactions          6,557,783           2,434,004
                                                                 ------------        ------------

TOTAL INCREASE IN NET ASSETS                                        7,015,602           2,417,971

NET ASSETS:
  Beginning of year                                                11,197,126           8,779,155
                                                                 ------------        ------------
  End of year                                                    $ 18,212,728        $ 11,197,126
                                                                 ============        ============


Capital share activity:

  Sold                                                                843,460             349,394
  Reinvested                                                           35,724              25,420
  Redeemed                                                           (225,366)           (126,290)
                                                                 ------------        ------------
  Net increase in shares outstanding                                  653,818             248,524
  Shares outstanding, beginning of year                             1,139,442             890,918
                                                                 ------------        ------------
  Shares outstanding, end of year                                   1,793,260           1,139,442
                                                                 ============        ============


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
                                                                                                                    Period
                                                                                Years ended March 31,                Ended
                                                                                                                 March 31,
                                                                     1998       1997        1996        1995      1994 (a)
Net asset value at beginning of period                              $9.83      $9.85       $9.68       $9.61       $10.00
                                                                  -------    -------      ------      ------      -------
Income from investment operations:
  Net investment income                                              0.44       0.45        0.45        0.44         0.23
  Net realized and unrealized gains (losses) on investments          0.33      (0.02)       0.17        0.07        (0.39)
                                                                  -------    -------      ------      ------      -------
Total from investment operations                                     0.77       0.43        0.62        0.51        (0.16)
                                                                  -------    -------      ------      ------      -------

Less distributions:
  Dividends from net investment income                              (0.44)     (0.45)      (0.45)      (0.44)       (0.23)
                                                                  -------    -------      ------      ------      -------

Net asset value at end of period                                   $10.16      $9.83       $9.85       $9.68        $9.61
                                                                  =======    =======      ======      ======      =======

Total return                                                        8.00%      4.39%       6.51%       5.47%      (2.96)%(c)
                                                                  =======    =======      ======      ======      =======

Net assets at end of period (000's)                               $18,213    $11,197      $8,779      $7,712       $2,056
                                                                  =======    =======      ======      ======      =======

Ratio of net expenses to average net assets (b)                     0.75%      0.75%       0.75%       0.75%        0.75%(c)

Ratio of net investment income to average net assets                4.40%      4.51%       4.57%       4.64%        4.07%(c)

Portfolio turnover rate                                               33%        24%         14%         97%          33%


(a) Represents the period from the commencement of operations
(September 1, 1993) through March 31, 1994.

(b) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04%, 1.62% and 4.83%(c) for the periods ended March 31, 1998, 1997,
1996, 1995 and 1994, respectively (Note 3).

(c) Annualized.


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
     Par
  Amount                                                                                                Value
                                    VIRGINIA FIXED RATE REVENUE AND GENERAL
                                    OBLIGATION (GO) BONDS - 98.1%
              Arlington Co., Virginia, GO,
$700,000                                   5.60%, due 08/01/2006                                 $    759,409
                                                                                                 ------------

              Augusta Co., Virginia, Industrial Dev. Authority, Hospital, Revenue,
 500,000                                   7.00%, due 09/01/2021, prerefunded 09/01/2001              552,780
                                                                                                 ------------

              Brunswick Co., Virginia, Industrial Dev. Authority, Revenue,
 300,000                                   5.45%, due 07/01/2006                                      320,718
                                                                                                 ------------

              Chesterfield Co., Virginia, GO,
 350,000                                   6.25%, due 07/15/2005                                      378,581
                                                                                                 ------------

              Fairfax Co., Virginia, GO,
 350,000                                   5.60%, due 05/01/2003                                      361,004
                                                                                                 ------------

              Fairfax Co., Virginia, Park Authority, Revenue,
 300,000                                   6.25%, due 07/15/2005                                      326,514
                                                                                                 ------------

              Fairfax Co., Virginia, Sewer, Revenue,
 350,000                                   5.625%, due 07/15/2008                                     381,297
                                                                                                 ------------

              Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 225,000                                   6.25%, due 10/01/2011                                      241,472
                                                                                                 ------------

              Henrico Co., Virginia, GO,
 500,000                                   4.70%, due 01/15/2002                                      511,460
                                                                                                 ------------

              James City Co., Virginia, GO,
 500,000                                   5.25%, due 12/15/2015                                      506,410
                                                                                                 ------------

              Loudoun Co., Virginia, GO,
 300,000                                   5.50%, due 06/01/2009                                      321,204
                                                                                                 ------------

              Lynchburg, Virginia, GO,
 500,000                                   5.30%, due 05/01/2014                                      512,065
                                                                                                 ------------

              Newport News, Virginia, GO,
 400,000                                   5.40%, due 07/01/2002                                      409,048
                                                                                                 ------------

              Norfolk, Virginia, GO,
 300,000                                   5.75%, due 06/01/2011                                      320,718
                                                                                                 ------------

              Norfolk, Virginia, Industrial Dev. Authority, Hospital, Revenue,
 350,000                                   6.80%, due 06/01/2005                                      398,958
                                                                                                 ------------

     Par
  Amount                                                                                                Value
              Virginia - Continued
              Petersburg, Virginia, GO,
$500,000                                   5.125%, due 01/15/2013                                $    505,580
                                                                                                 ------------

              Peumansend Creek, Virginia, Regional Jail Authority, Revenue,
 300,000                                   5.75%, due 06/01/2017                                      319,407
                                                                                                 ------------

              Pittsylvania Co., Virginia, GO,
 300,000                                   5.65%, due 07/01/2006                                      323,646
                                                                                                 ------------

              Portsmouth, Virginia, GO,
 800,000                                   5.00%, due 08/01/2017                                      785,360
                                                                                                 ------------

              Prince William Co., Virginia, GO,
 400,000                                   4.90%, due 08/01/2005                                      413,664
                                                                                                 ------------

              Prince William Co., Virginia, Park Authority, Revenue,
 250,000                                   6.10%, due 10/15/2004                                      273,175
                                                                                                 ------------

              Prince William Co., Virginia, Service Auth. Water & Sewer, Revenue,
 150,000                                   6.40%, due 07/01/2004, prerefunded 07/01/2001              163,063
 500,000                                   5.00%, due 07/01/2003                                      517,685
                                                                                                 ------------
                                                                                                      680,748
                                                                                                 ------------

              Richmond, Virginia, GO,
 400,000                                   6.25%, due 01/15/2018                                      426,276
                                                                                                 ------------

              Richmond, Virginia, Metropolitan Authority, Expressway, Revenue,
 500,000                                   6.05%, due 07/15/2005                                      542,230
                                                                                                 ------------

              Richmond, Virginia, Public Utility, Revenue,
 150,000                                   7.10%, due 01/15/2000, prerefunded 05/15/1998              153,365
                                                                                                 ------------

              Riverside, Virginia, Regional Jail Authority, Revenue,
 300,000                                   5.30%, due 07/01/2002                                      313,533
                                                                                                 ------------

              Roanoke, Virginia, GO,
 300,000                                   6.40%, due 08/01/2012                                      328,281
                                                                                                 ------------

              Roanoke Co., Virginia, Water System, Revenue,
 400,000                                   6.00%, due 07/01/2031, prerefunded 07/01/2001              423,000
                                                                                                 ------------

              Spotsylvania Co., Virginia, GO,
 400,000                                   5.75%, due 07/15/2011                                      425,076
                                                                                                 ------------

     Par
  Amount                                                                                                Value
              Virginia - Continued
              Suffolk, Virginia, GO,
$350,000                                   5.80%, due 06/01/2011                                 $    379,162
                                                                                                 ------------

              Upper Occoquan, Virginia, Sewer Authority, Revenue,
 700,000                                   5.00% due 07/01/2015                                       692,769
                                                                                                 ------------

              Virginia Beach, Virginia, GO,
 325,000                                   6.20%, due 09/01/2013                                      364,045
                                                                                                 ------------

              Virginia College Building Authority, Educational Facilities, Revenue,
 500,000                                   5.00%, due 09/01/2014                                      496,110
                                                                                                 ------------

              Virginia Commonwealth University, Revenue,
 250,000                                   5.75%, due 05/01/2006                                      271,853
                                                                                                 ------------

              Virginia State, GO,
 500,000                                   5.375%, due 06/01/2015                                     514,095
                                                                                                 ------------

              Virginia State Housing Dev. Authority, Commonwealth Mortgages, Revenue,
 150,000                                   5.60%, due 01/01/2002                                      155,112
                                                                                                 ------------

              Virginia State Housing Dev. Authority, Multi Family, Revenue,
 150,000                                   6.60%, due 11/01/2012                                      163,483
 150,000                                   6.30%, due 11/01/2015                                      159,362
                                                                                                 ------------
                                                                                                      322,845
                                                                                                 ------------

              Virginia State Public Building Authority, Revenue,
 500,000                                   6.00%, due 08/01/2003                                      532,205
                                                                                                 ------------

              Virginia State Public School Authority, Revenue,
 250,000                                       5.90%, due 08/01/2006                                  268,360
                                                                                                 ------------

              Virginia State Resource Authority, Solid Waste Disposal System, Revenue,
 500,000                                   5.50%, due 04/01/2015                                      512,115
                                                                                                 ------------

              Virginia State Transportation Board, Revenue,
 350,000                                   6.25%, due 05/15/2012, prerefunded 05/15/2004              384,118
                                                                                                 ------------

              Winchester, Virginia, Ind. Dev. Authority, Educational Facilities, Revenue,
 500,000                                   5.00% due 10/01/2018                                       487,485
                                                                                                 ------------

     Par
  Amount                                                                                                Value
              Virginia - Continued
              York Co., Virginia, Certificates of Participation, Revenue,
$250,000                                   6.625%, due 03/01/2012                                $    265,230
                                                                                                 ------------

              Total Virginia Fixed Rate Revenue and General
                                           Obligation (GO) Bonds (Cost $17,278,281)              $ 17,860,483
                                                                                                 ------------

  Shares
              MONEY MARKETS - 0.8%
 151,620                                   Star Tax Free Fund (Cost $151,620)                    $    151,620
                                                                                                 ------------

                                    Total Investments at Value (Cost $17,429,901) - 98.9%        $ 18,012,103

                                    Other Assets in Excess of Liabilities - 1.1%                      200,625
                                                                                                 ------------

                                    Net Assets - 100.0%                                          $ 18,212,728
                                                                                                 ============
See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Tax Exempt Virginia Fund (the Fund) is a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on September 1, 1993.

The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations may be affected by certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and other political and economic developments. If any such developments arise, they could adversely affect the ability of various Virginia issuers to meet their financial obligations and could impact the Fund's portfolio.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. The Fund's securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, if any, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $17,429,901 as of March 31, 1998:

Gross unrealized appreciation......................................$ 591,267
Gross unrealized depreciation.......................................  (9,065)
                                                                   ---------
Net unrealized appreciation .......................................$ 582,202
                                                                   =========


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $11,791,783 and $4,833,802, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .40% of its average daily net assets up to $250 million; .35% of the next $250 million of such net assets; and .30% of such net assets in excess of $500 million. The Adviser currently intends to limit the total operating expenses of the Fund to
 .75% of average daily net assets. Accordingly, the Adviser voluntarily waived $4,939 of its investment advisory fee for the year ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .15% of its average daily net assets up to $200 million and .10% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Tax Exempt Virginia Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Tax Exempt Virginia Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                 Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

     (a)  Financial Statements:

          Included in Part A: Financial Highlights


          Included in Part B: Statements of Assets and  Liabilities,  Statements
          of  Operations,   Statements  of  Changes  in  Net  Assets,  Financial
          Highlights and Portfolios of Investments as of March 31, 1998


     (b)  Exhibits:

          1.        Declaration of Trust*

          2.        Bylaws*

          3.        Not Applicable

          4.        See Exhibits 1 and 2

          5. (i)    Investment  Advisory  Agreement for The Jamestown Equity
                    Fund*

             (ii)   Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund*

             (iii)  Sub-Advisory Agreement for The Jamestown Balanced Fund*

             (iv)   Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund*

             (v)    Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund*

             (vi) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund*

             (vii) Investment Advisory Agreements for The Jamestown Bond Fund and The Jamestown Short Term Bond Fund*

             (viii) Investment   Advisory  Agreements  for  the  FBP  Contrarian
                    Balanced Fund and the FBP Contrarian Equity Fund*

             (ix) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*


             (x)    Investment  Advisory  Agreement  for  The  Davenport  Equity
                    Fund**

          6. Underwriting Agreement between Williamsburg Investment Trust and CW Fund Distributors**


          7.        Not Applicable

          8. (i)    Custodian Agreement with The Northern Trust Company*

             (ii)   Custodian Agreement with Star Bank, N.A.*

          9.        Administration, Accounting and Transfer Agency Agreement*

          10.       Opinion and Consent of Counsel*

          11.       Consent of Independent Public Accountants**

          12.       Not Applicable

          13.       Not Applicable

          14.       Not Applicable

          15.       Plan of Distribution Pursuant to Rule 12b-1*

          16.       Not Applicable

          17.       Financial Data Schedules**

          18. Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System*

---------------------
*    Previously filed as Exhibit to Registration Statement on Form N-1A

**   Filed herewith


Item 25.  Persons Controlled by or under Common Control with Registrant
--------  -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------


          Set forth is the number of record holders, as of June 30, 1998, of the shares of the Trust:

                                                            Number of Record
          Title of Class                                        Holders
          --------------                                        -------

          Shares of beneficial interest of FBP
          Contrarian Equity Fund                                   543

          Shares of beneficial interest of
          FBP Contrarian Balanced Fund                             498

          Shares of beneficial interest of The
          Government Street Equity Fund                            331

          Shares of beneficial interest of The
          Government Street Bond Fund                              154

          Shares of beneficial interest of The
          Alabama Tax Free Bond Fund                               116

          Shares of beneficial interest of The
          Jamestown Balanced Fund                                  266

          Shares of beneficial interest of The
          Jamestown Equity Fund                                    274

          Shares of beneficial interest of The
          Jamestown Bond Fund, Institutional
          Shares                                                    43

          Shares of beneficial interest of The
          Jamestown Bond Fund, Service Group
          Shares                                                     2

          Shares of beneficial interest of The
          Jamestown Short Term Bond Fund,
          Institutional Shares                                      17

          Shares of beneficial interest of The
          Jamestown Short Term Bond Fund,
          Service Group Shares                                       0

          Shares of beneficial interest of The
          Jamestown Tax Exempt Virginia Fund                        67

          Shares of beneficial interest of The
          Jamestown International Equity Fund                      208

          Shares of beneficial interest of The
          Davenport Equity Fund                                  2,176

Item 27.  Indemnification.  Article   VIII  of the  Registrant's  Agreement  and
          Declaration of Trust provides for indemnification of officers and trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person Shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Trust's Advisory Agreements provide for indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) wilful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

     The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 28.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          Lowe, Brockenbrough & Tattersall, Inc. ("LB&T") is a registered investment advisor providing general investment advisory services to four series of Williamsburg Investment Trust: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&T also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LB&T, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

          (1)  Austin Brockenbrough III - Managing Director of LB&T.

               (a) A Trustee of Williamsburg Investment Trust, a registered investment company, and President of The Jamestown Tax Exempt Virginia Fund.

               (2)  Henry C. Spalding, Jr. - Executive Vice President of LB&T.

                    (a) President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

               (3)  William F. Shumadine, Jr. - Senior Vice President of LB&T.


               (4)  Ernest H. Stephensen, Jr. - Vice President of LB&T.

                    (a) Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund.


               (5)  Charles M.  Caravati  III - Assistant  Portfolio  Manager of
                    LB&T.

                    (a)  Vice Present of The Jamestown Internationl Equity Fund.

          Tattersall Advisory Group, Inc. ("Tattersall") is a registered investment advisor providing general investment advisory services to two series of Williamsburg Investment Trust, The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, and subadvisory services to The Jamestown Balanced Fund, another series of Williamsburg Investment Trust. Tattersall also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of Tattersall, 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

               (1)  Fred T. Tattersall - Managing Director of Tattersall.

                    (a)  A  Trustee  of   Williamsburg   Investment   Trust  and
                         President of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

               (2)  Kevin D. Girts - Executive Vice President of Tattersall.

               (3)  Craig D. Truitt - Senior Vice President of Tattersall.

                    (a) Vice President of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

          Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment advisor which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, One International Place, Boston, Massachusetts 02110.

               (1)  Oechsle Group,  L.P. (the Managing  General Partner of which
                    is  Walter   Oechsle),   a  general   partner   of   Oechsle
                    International.

               (2) Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.), a limited partner of Oechsle International.

               (3) OIA Limited Partnership Interest Trust (the trustee of which is Oechsle Group, L.P.), a limited partner of Oechsle International

          Flippin,  Bruce & Porter,  Inc.  ("FBP")  is a  registered  investment advisor providing investment advisory services to two series of Williamsburg Investment Trust: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional account and individuals. The following list sets forth the business and other connections of the directors and officers of Flippin, Bruce & Porter, Inc., 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

               (1)  John T. Bruce - A Principal of FBP.

                    (a) Chairman of the Board of Trustees of Williamsburg Investment Trust and Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (2)  John M. Flippin - A Principal of FBP

                    (a) President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (3)  Robert Gregory Porter III - A Principal of FBP.

                    (a) Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (4)  Joseph T. Antonelli, Jr. - Portfolio Manager of FBP.

               (5)  David J. Marshall - Portfolio Manager of FBP.

          T. Leavell & Associates, Inc. ("TLA") is a registered investment advisor providing investment advisory services to three series of Williamsburg Investment Trust: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633.

               (1)  Thomas W. Leavell - President and a Principal of TLA.

               (2) Dorothy G. Gambill - Secretary/Treasurer and a Principal of TLA.

               (3) Richard Mitchell - Executive Vice President and a Principal of TLA.

                    (a)  A  Trustee  of   Williamsburg   Investment   Trust  and
                         President of The Government Street Bond Fund, The Government Street Equity Fund and The Alabama Tax Free Bond Fund.

               (4)  Kenneth P. Pulliam - Portfolio Manager of TLA.

               (5)  Mary Shannon Hope - Portfolio Manager of TLA.

               (6)  Timothy S. Healy - Vice President and a Principal of TLA.

                    (a)  Vice President of The Alabama Tax Free Bond Fund.

               (7)  Ann Damon Haas - Vice President of TLA.

          Davenport & Company LLC ("Davenport") is a registered investment advisor providing investment advisory services to one series of

          Williamsburg Investment Trust, The Davenport Equity Fund. Davenport also provides investment advice to corporations, trusts, pension and profit sharing plans, other businesses and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of Davenport & Company LLC, One James Center, Richmond, Virginia, 23285.

               (1) Coleman Wortham III - President and chief Executive Officer of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (2) J. Lee Keiger, III - First Vice President and Chief Financial Officer of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (3)  Joseph  L.  Antrim,   III  -  Executive  Vice  President  of
                    Davenport

                    (a)  President of The Davenport Equity Fund

               (4)  John P. Ackerly, IV - Portfolio Manager of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (5) Michael S. Beall - Executive Vice President and Director of Research for Davenport.

               (6) James C. Hamilton, Jr. - First Vice President and Director of Davenport.

               (7)  Beverley B. Munford, III - Vice President of Davenport.

               (8) Hunter R. Pettus, Jr. - Senior Vice President and Director of Davenport.

Item 29.  Principal Underwriter
          ---------------------


          (a) CW Fund Distributors, Inc. (the "Distributor"), the principal underwriter for the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, also acts as principal underwriter for the following open-end investment companies: the Milestone Funds, Brundage, Story and Rose Investment Trust, Profit Funds Investment Trust, Bowes Investment Trust, Firsthand Funds, the Lake Shore Family of Funds, UC Investment Trust and The James Advantage Funds.

          (b)                                Position                 Position
                                               with                     with
               Name                         Distributor              Registrant
               ----                         -----------              ----------

               *Angilo R. Mozilo            Chairman of              None
                                            the Board
                                            and Director

               *Andrew S. Bielanski         Director                 None

               *Thomas H. Boone             Director                 None

               *Marshall M. Gates           Director                 None

               Robert H. Leshner            Vice Chairman,           None
                                            Chief Executive
                                            Officer and
                                            Director

               Robert G. Dorsey             President                Vice
                                                                     President


               Maryellen Peretzky           Vice President           None
                                            Administration,
                                            Human Resources
                                            and Operations

               John F. Splain               Vice President,          Secretary
                                            Secretary and
                                            General Counsel

               M. Kathleen Luegers          Vice President-          None
                                            MIS

               Mark J. Seger                Vice President           Treasurer

               Christina H. Kelso           Vice President-          None
                                            Operations

               Gary H. Goldschmidt          Assistant Vice           Assistant
                                            President and            Treasurer
                                            Assistant Fund
                                            Controller

               Terrie A. Wiedenheft         Treasurer                None

               Tina D. Hosking              Assistant                None
                                            Vice President-
                                            Legal

               Elizabeth A. Santen          Assistant                None
                                            Vice President-
                                            Legal

               Stephen F. Niehaus           Assistant                None
                                            Vice President-
                                            MIS

               *Sandor E. Samuels           Assistant                None
                                            Secretary

               *Susan E. Bow                Assistant                None
                                            Secretary

               *Anne Banducci               Assistant                None
                                            Secretary

               The address of all of the above-named persons is 312 Walnut Street, Cincinnati, Ohio 45202, except that the address of those individuals indicated by an asterisk (*) is 4500 Park Granada Boulevard Calabasas, California 91302

          (c)  Not Applicable


Item 30.  Locations of Accounts and Records
          ---------------------------------


          The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 312 Walnut Street, Cincinnati, Ohio 45202. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's investment advisors and custodians.


Item 31.  Management Services
          -------------------

          See   discussion   in  Part  A  under   "Management   of  the  Fund  -
          Administrator" and in Part B under "Administrator."

Item 32.  Undertakings
          ------------

          (a)  Not Applicable


          (b)  Not Applicable


          (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

          (d)  The Registrant hereby undertakes to comply with the provisions of
               Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 31st day of July, 1998.

                                        WILLIAMSBURG INVESTMENT TRUST

                                        By: /s/ John F. Splain
                                            -------------------------
                                            John F. Splain,
                                            Attorney-in-Fact

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                               Title                      Date

/s/ John T. Bruce
--------------------------------        Trustee and Chairman       July 31, 1998
John T. Bruce                           (principal executive
                                        officer)

/s/ Mark J. Seger
--------------------------------        Treasurer (principal       July 31, 1998
Mark J. Seger                           financial and
                                        accounting officer)

Austin Brockenbrough III*               Trustee

Charles M. Caravati, Jr.*               Trustee

J. Finley Lee, Jr.*                     Trustee

Richard Mitchell*                       Trustee

Richard L. Morrill*                     Trustee

Harris V. Morrissette*                  Trustee

Fred T. Tattersall*                     Trustee

Erwin H. Will, Jr*                      Trustee

Samuel B. Witt III*                     Trustee


*By: /s/ John F. Splain
    -----------------------
    John F. Splain
    Attorney-in-Fact
    July 31, 1998

                                INDEX TO EXHIBITS

Exhibit
Number                        Description of Exhibit
------                        ----------------------

1         Declaration of Trust*

2         Bylaws*

3         Not Applicable

4         See Exhibits 1 and 2

5  (i)    Investment Advisory Agreement for The Jamestown Equity Fund*

   (ii)   Investment Advisory Agreement for The Jamestown Balanced Fund*

   (iii)  Sub-Advisory Agreement for The Jamestown Balanced Fund*

   (iv)   Investment Advisory Agreement for The Jamestown  International  Equity
          Fund*

   (v)    Sub-Advisory Agreement for The Jamestown International Equity Fund*

   (vi)   Investment  Advisory  Agreement for The Jamestown Tax Exempt  Virginia
          Fund*

   (vii) Investment Advisory Agreements for The Jamestown Bond Fund and The Jamestown Short Term Bond Fund*

   (viii) Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund*

   (ix) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

   (x)    Investment Advisory Agreement for The Davenport Equity Fund**

6 Underwriting Agreement for the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund**

7         Not Applicable

8  (i)    Custodian Agreement with The Northern Trust Company*

   (ii)   Custodian Agreement with Star Bank, N.A.*

9         Administration, Accounting and Transfer Agency Agreement*

10        Opinion and Consent of Counsel*

11        Consent of Independent Public Accountants**

12        Not Applicable

13        Not Applicable

14        Not Applicable

15        Plan of Distribution Pursuant to Rule 12b-1*

16        Not Applicable

17        Financial Data Schedules**

18        Rule  18f-3  Plan  Adopted   With   Respect  to  the  Multiple   Class
          Distribution System*

-----------------------
*    Previously filed as Exhibit to Registration Statement on Form N-1A

**   Filed herewith